UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:    USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2015



ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING DECEMBER 31, 2015

[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA GLOBAL MANAGED VOLATILITY FUND]

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       ANNUAL REPORT
       USAA GLOBAL MANAGED VOLATILITY FUND
       FUND SHARES o INSTITUTIONAL SHARES
       DECEMBER 31, 2015

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

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PRESIDENT'S MESSAGE

"IN OUR VIEW, WE HAVE ENTERED A PERIOD WHEN
MARKET RETURNS ARE LIKELY TO BE MORE MODEST         [PHOTO OF BROOKS ENGLEHARDT]
THAN THEY HAVE BEEN IN RECENT YEARS."

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FEBRUARY 2016

Volatility returned to the financial markets during the 12-month reporting period ended December 31, 2015, and at the end of that period little had changed. U.S. stocks recorded only a small gain, while stocks of non-U.S. developed markets fared slightly better. Emerging markets equities were the exception among stocks, suffering a decline. Meanwhile, the broad U.S. fixed-income market finished the end of 2015 about where it started, despite expectations early in the year that interest rates would increase earlier than they actually did.

Many market participants could not have anticipated this outcome. At the beginning of the year 2015, U.S. stocks led global equity markets, continuing a six-year bull run, reinforced by the hope that the global economic recovery would become self-sustaining. U.S. economic growth, although slow, led the Federal Reserve (the Fed) to signal that it might begin raising short-term interest rates. At the same time, persistent economic weakness outside the United States led many global central banks to move in a different direction, cutting interest rates and boosting quantitative easing (through quantitative easing, a central bank purchases government securities to lower interest rates and increase the money supply). In response, non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies during the spring of 2015.

By June 2015, the global equity markets grew increasingly volatile. Greece once again grabbed headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. In July 2015, worries about China's slow economic growth contributed to a plunge in the Chinese stock market, with many other emerging stock markets falling similarly. In response, the Chinese authorities surprised investors by devaluing China's currency, the renminbi, adding to existing concerns about the health of the global economy. The result was a broad sell-off of riskier asset classes around the world. Market turbulence continued into the final months of the year, with U.S. and non-U.S. stocks posting strong gains in October and November 2015 and retreating again in December 2015. Also in December 2015, the Fed finally ended its near-zero interest rate policy, raising the target federal funds rate by 0.25%--the first increase in nearly a decade.

Also of note during 2015 was the steady decline in commodity prices. In our view, no single factor was responsible for the drop in oil, natural gas, coal, and industrial metals prices. The divergence in global economic growth and central

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

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bank monetary policy likely created uncertainty in the world's commodities markets. Softening global demand was also likely a proximate cause and in the case of energy, oversupply was a contributing factor. In addition, commodities are generally priced in U.S. dollars, so when the U.S. dollar appreciates, as it did during the year 2015, it generally drives commodity prices down.

The events of 2015 are a helpful reminder that no one knows which headlines will affect the financial markets at any given time. Volatility is to be expected from time to time and is normal market behavior, even if it has been several years since we have seen this level of turbulence. Indeed, we anticipate ongoing volatility--at least for the short-term--in the financial markets, which is all the more reason to maintain a long-term perspective. Long-term investors are encouraged not to make hasty portfolio decisions based on market turmoil. It is nearly impossible to perfectly time the market, and those who sell during volatile time periods can miss out on subsequent market gains. In our opinion, investment decisions should be based on one's long-term objectives, time horizon, and risk tolerance.

We also encourage investors to take advantage of every opportunity to save. In our view, we have entered a period when market returns are likely to be more modest than they have been in recent years. So the sooner you invest money, the sooner it can start working for you. Our financial advisors are available to help you seek the most out of your money in 2016 and beyond, so please call one of our financial advisors.

From all of us at USAA Investments, thank you for your continued investment in our family of mutual funds. Rest assured that our team of portfolio managers will do their utmost to stay abreast of changing market conditions as they strive to help you achieve your long-term financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            11

    Report of Independent Registered
      Public Accounting Firm                                                 12

    Portfolio of Investments                                                 13

    Notes to Portfolio of Investments                                        15

    Financial Statements                                                     17

    Notes to Financial Statements                                            21

EXPENSE EXAMPLE                                                              39

TRUSTEES' AND OFFICERS' INFORMATION                                          41

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201621-0216

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

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FUND OBJECTIVE

THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) SEEKS TO ATTAIN LONG-TERM CAPITAL APPRECIATION WHILE ATTEMPTING TO REDUCE VOLATILITY DURING UNFAVORABLE MARKET CONDITIONS.

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TYPES OF INVESTMENTS

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund's principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. The Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk. The Fund may engage in active and frequent trading when it reallocates between asset classes. Diversification in the Fund's portfolio is designed to reduce volatility in the Fund's returns over a range of market environments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER'S COMMENTARY ON THE FUND

WASIF A. LATIF
USAA Asset Management Company*                         [PHOTO OF WASIF A. LATIF]

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o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The reporting period ended December 31, 2015, proved to be a challenging time for financial assets. Bonds and developed market stocks delivered moderate returns, while commodities and emerging market equities both experienced significant downturns.

    Slow global growth was the primary factor weighing on market performance. While the U.S. economy continued to expand at a faster rate than its developed-market peers, it nonetheless grew at a pace below that of past recoveries. The economies of Europe and Japan accelerated modestly, but the pace of growth in both regions came in below expectations. Many emerging-market economies also experienced headwinds, as the combination of a slowing expansion in China, falling commodity prices, and the strong U.S. dollar weighed on growth throughout the asset class. The markets were also rattled by China's decision to devalue its currency, the renminbi, in August 2015.

    These developments, together with the prospect of an interest rate increase by the Federal Reserve (the Fed), which ultimately occurred on December 31, 2015, depressed stock market returns worldwide. In the United States, the large-cap stocks S&P 500(R) Index finished with a gain of less than 2%, while small-cap stocks experienced a loss. The strong

    *Effective August 16, 2015, Arnold J. Espe is no longer a co-manager of the Fund.

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2  | USAA GLOBAL MANAGED VOLATILITY FUND

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    U.S. dollar reduced the profit growth of companies with significant overseas revenues, weighing on overall market performance. Developed-market equities closed just below their benchmark, with gains during the first six months of 2015 offset by weaker performance in the second half of 2015. On the other end of the spectrum, emerging-market equities suffered more substantial losses amid deteriorating investor sentiment and increasing investor risk aversion.

o HOW DID THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. At the end of the reporting period, the Fund Shares and Institutional Shares had total returns of -3.28% and -3.27%, respectively. This compares to total returns of -2.36% for the MSCI All-Country World Index and 0.55% for the Barclays U.S. Aggregate Bond Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE DURING THE REPORTING PERIOD.

    In managing the Fund, we seek to construct a diversified portfolio of exchange-traded funds (ETFs) that invest in the domestic and international markets. Rather than focusing entirely on broad-based ETFs, we have established a substantial weighting in ETFs whose holdings are based on specific "factors" that tend to drive performance over time, such as momentum, quality, value, and low volatility. We believe a portfolio with the optimal combination of geographic and factor exposure can outperform a traditional mix of investments over time.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 7 for benchmark definitions.

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                                           MANAGER'S COMMENTARY ON THE FUND |  3

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    Our approach also seeks to achieve geographic diversification through investments in both the developed and emerging international markets. Our position in developed market stocks aided performance during 2015, and we continue to believe the asset class offers both attractive relative valuations and the potential for improving corporate earnings. In addition, we believe developed international equities can benefit from accommodative monetary policies of the central banks in Europe and Japan relative to the Fed. On the other end of the spectrum, the Fund's allocation to the emerging markets pressured results given the substantial underperformance of this market segment. We see a potentially compelling longer-term opportunity in the emerging markets, as valuations have fallen to attractive levels amid deteriorating investor sentiment.

    In terms of factor performance, our positions in low-volatility ETFs added value in the reporting period. These ETFs invest in stocks that have exhibited above-average price stability, which leads them to have a concentration in the types of defensive, lower-risk stocks that held up well through the challenging environment of the past year. In all three geographic segments - domestic, developed international, and the emerging markets - low-volatility strategies delivered substantial outperformance relative to the broader indexes. The Fund's performance was also aided by its position in a domestic ETF that invests in large- and mid-cap U.S. stocks exhibiting relatively higher price momentum. This approach worked well during 2015, as investors demonstrated a tendency to "stick with the winners" amid a period of slow economic growth and elevated uncertainty.
    The Fund's positions in value-oriented ETFs lagged. Concerns about global growth prompted investors to gravitate to stocks seen as having the most reliable earnings, which contributed to the value style's underperformance in relation to the growth style. The market's preference for growth also weighed on the relative performance of ETFs invested in stocks with above-average fundamental strength, leading to a shortfall in the "quality" factor across all three geographic segments.

    The Fund's hedging strategy, which is designed to help cushion the impact of large stock market sell-offs, slightly detracted from performance. Still, our hedging program helped provide a measure of stability to the Fund

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4  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    when global stock market volatility increased during August and September 2015.

    Although 2015 was a challenging time for both the Fund and the market as a whole, we are confident in the risk/reward balance in the Fund's portfolio. Throughout 2015, we worked to refine the Fund's positioning by adding new investments and expanding its weighting in the overseas markets. In making these shifts, we believe we are well-positioned to achieve our goal of longer-term outperformance.

    Thank you for your investment in the Fund.

    Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA GLOBAL MANAGED VOLATILITY FUND SHARES (FUND SHARES)
(Ticker Symbol: UGMVX)

----------------------------------------------------------------------------------------------------
                                                               12/31/15                 12/31/14
----------------------------------------------------------------------------------------------------
Net Assets                                                  $15.9 Million            $23.3 Million
Net Asset Value Per Share                                      $8.59                       $8.97

----------------------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
----------------------------------------------------------------------------------------------------
        1 YEAR                                                      SINCE INCEPTION 7/12/13
        -3.28%                                                                0.42%

----------------------------------------------------------------------------------------------------
                                   EXPENSE RATIOS AS OF 12/31/14*
----------------------------------------------------------------------------------------------------
BEFORE REIMBURSEMENT             1.48%                     AFTER REIMBURSEMENT                1.13%

                         (Includes acquired fund fees and expenses of 0.23%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. If the total annual operating expense ratio of the Fund Shares is lower than 0.90%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to November 24, 2014, the Fund Shares' expense limitation was 1.10% of average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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6  | USAA GLOBAL MANAGED VOLATILITY FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                BARCLAYS         USAA GLOBAL MANAGED
                     MSCI ALL-COUNTRY        U.S. AGGREGATE          VOLATILITY
                       WORLD INDEX             BOND INDEX            FUND SHARES
 7/31/2013             $10,000.00             $10,000.00             $10,000.00
 8/31/2013               9,791.66               9,948.88               9,808.80
 9/30/2013              10,297.41              10,043.07              10,181.64
10/31/2013              10,711.29              10,124.27              10,439.77
11/30/2013              10,862.98              10,086.36              10,544.93
12/31/2013              11,050.38              10,029.36              10,660.87
 1/31/2014              10,608.36              10,177.55              10,316.35
 2/28/2014              11,120.83              10,231.66              10,660.87
 3/31/2014              11,170.27              10,214.23              10,699.15
 4/30/2014              11,276.61              10,300.43              10,756.57
 5/31/2014              11,516.46              10,417.70              10,861.84
 6/30/2014              11,733.28              10,423.09              10,947.97
 7/31/2014              11,590.87              10,396.94              10,766.14
 8/31/2014              11,846.89              10,511.72              10,919.26
 9/30/2014              11,462.86              10,440.35              10,613.02
10/31/2014              11,543.56              10,542.97              10,651.30
11/30/2014              11,736.64              10,617.76              10,727.86
12/31/2014              11,510.17              10,627.72              10,445.83
 1/31/2015              11,330.21              10,850.55              10,341.02
 2/28/2015              11,960.98              10,748.54              10,853.41
 3/31/2015              11,775.65              10,798.44              10,678.73
 4/30/2015              12,117.31              10,759.70              10,934.93
 5/31/2015              12,101.50              10,733.78              10,911.64
 6/30/2015              11,816.61              10,616.73              10,690.38
 7/31/2015              11,919.22              10,690.55              10,725.31
 8/31/2015              11,102.15              10,675.17              10,038.24
 9/30/2015              10,699.93              10,747.38               9,723.82
10/31/2015              11,539.71              10,749.21              10,375.95
11/30/2015              11,444.42              10,720.79              10,329.37
12/31/2015              11,238.03              10,686.16              10,103.68

                                   [END CHART]

                         Data from 7/31/13 to 12/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Shares to the following benchmarks:

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Barclays U.S. Aggregate Bond Index is an index of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the Fund Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

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USAA GLOBAL MANAGED VOLATILITY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UGOFX)

----------------------------------------------------------------------------------------------------
                                                               12/31/15                 12/31/14
----------------------------------------------------------------------------------------------------
Net Assets                                                  $189.1 Million           $57.9 Million
Net Asset Value Per Share                                       $8.69                    $9.08

----------------------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
----------------------------------------------------------------------------------------------------
    1 YEAR                           5 YEAR                                SINCE INCEPTION 7/31/08
    -3.27%                            2.60%                                          2.49%

----------------------------------------------------------------------------------------------------
                                   EXPENSE RATIOS AS OF 12/31/14*
----------------------------------------------------------------------------------------------------
BEFORE REIMBURSEMENT             1.10%                  AFTER REIMBURSEMENT                 1.03%

                         (Includes acquired fund fees and expenses of 0.23%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. If the total annual operating expense ratio of the Institutional Shares is lower than 0.80%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to November 24, 2014, the Institutional Shares' had no expense limitation.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

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8  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        BARCLAYS               MSCI            USAA GLOBAL MANAGED
                     U.S. AGGREGATE         ALL-COUNTRY          VOLATILITY FUND
                       BOND INDEX           WORLD INDEX       INSTITUTIONAL SHARES
 7/31/2008            $10,000.00            $10,000.00            $10,000.00
 8/31/2008             10,094.91              9,784.46             10,100.00
 9/30/2008              9,959.32              8,561.59              9,260.00
10/31/2008              9,724.23              6,865.11              8,820.00
11/30/2008             10,040.76              6,414.09              8,450.00
12/31/2008             10,415.37              6,646.55              8,671.84
 1/31/2009             10,323.47              6,078.68              8,097.08
 2/28/2009             10,284.50              5,483.51              7,542.48
 3/31/2009             10,427.47              5,935.18              7,865.16
 4/30/2009             10,477.33              6,635.81              8,389.50
 5/31/2009             10,553.32              7,296.99              8,853.34
 6/30/2009             10,613.35              7,256.08              8,934.01
 7/31/2009             10,784.54              7,894.81              9,407.94
 8/31/2009             10,896.20              8,177.17              9,599.52
 9/30/2009             11,010.66              8,552.32              9,932.28
10/31/2009             11,065.03              8,420.15              9,821.36
11/30/2009             11,208.28              8,766.46             10,133.95
12/31/2009             11,033.08              8,948.00             10,310.56
 1/31/2010             11,201.62              8,561.29             10,020.12
 2/28/2010             11,243.45              8,670.35             10,175.71
 3/31/2010             11,229.63              9,228.14             10,528.38
 4/30/2010             11,346.52              9,243.67             10,600.99
 5/31/2010             11,442.00              8,359.22             10,123.85
 6/30/2010             11,621.43              8,109.54              9,729.68
 7/31/2010             11,745.42              8,769.40             10,082.35
 8/31/2010             11,896.55              8,462.84              9,688.19
 9/30/2010             11,909.23              9,272.44             10,227.57
10/31/2010             11,951.63              9,607.56             10,331.30
11/30/2010             11,882.94              9,393.79             10,227.57
12/31/2010             11,754.80             10,081.68             10,555.03
 1/31/2011             11,768.48             10,239.89             10,607.34
 2/28/2011             11,797.92             10,538.07             10,806.09
 3/31/2011             11,804.44             10,527.55             10,858.40
 4/30/2011             11,954.28             10,958.25             11,067.62
 5/31/2011             12,110.29             10,722.70             11,004.85
 6/30/2011             12,074.83             10,553.74             10,921.16
 7/31/2011             12,266.44             10,381.92             10,858.40
 8/31/2011             12,445.65              9,623.53             10,178.44
 9/30/2011             12,536.18              8,714.95              9,676.32
10/31/2011             12,549.65              9,648.69             10,251.67
11/30/2011             12,538.76              9,359.86             10,324.89
12/31/2011             12,676.57              9,340.95             10,196.48
 1/31/2012             12,787.88              9,884.10             10,569.39
 2/29/2012             12,784.95             10,381.40             10,867.72
 3/31/2012             12,714.90             10,450.43             10,878.37
 4/30/2012             12,855.86             10,330.85             10,771.83
 5/31/2012             12,972.18              9,404.60             10,164.51
 6/30/2012             12,977.27              9,869.09             10,462.84
 7/31/2012             13,156.26             10,004.19             10,526.77
 8/31/2012             13,164.86             10,221.72             10,707.90
 9/30/2012             13,182.98             10,543.66             10,931.65
10/31/2012             13,208.91             10,473.39             10,889.03
11/30/2012             13,229.75             10,607.32             10,974.26
12/31/2012             13,210.92             10,847.58             11,218.62
 1/31/2013             13,118.52             11,347.31             11,601.58
 2/28/2013             13,184.27             11,345.54             11,432.63
 3/31/2013             13,194.80             11,550.56             11,455.15
 4/30/2013             13,328.31             11,883.03             11,657.90
 5/31/2013             13,090.51             11,850.43             11,669.16
 6/30/2013             12,888.02             11,504.05             11,466.42
 7/31/2013             12,905.64             12,054.78             11,838.12
 8/31/2013             12,839.67             11,803.63             11,567.79
 9/30/2013             12,961.22             12,413.30             12,007.07
10/31/2013             13,066.01             12,912.22             12,311.19
11/30/2013             13,017.09             13,095.08             12,435.09
12/31/2013             12,943.53             13,321.00             12,583.66
 1/31/2014             13,134.78             12,788.15             12,166.46
 2/28/2014             13,204.61             13,405.92             12,583.66
 3/31/2014             13,182.12             13,465.52             12,640.04
 4/30/2014             13,293.36             13,593.71             12,696.42
 5/31/2014             13,444.71             13,882.84             12,831.72
 6/30/2014             13,451.66             14,144.22             12,933.20
 7/31/2014             13,417.92             13,972.54             12,718.96
 8/31/2014             13,566.04             14,281.16             12,899.37
 9/30/2014             13,473.93             13,818.23             12,538.55
10/31/2014             13,606.37             13,915.51             12,628.76
11/30/2014             13,702.90             14,148.26             12,730.24
12/31/2014             13,715.75             13,875.26             12,408.68
 1/31/2015             14,003.33             13,658.32             12,272.02
 2/28/2015             13,871.68             14,418.70             12,886.99
 3/31/2015             13,936.07             14,195.29             12,682.00
 4/30/2015             13,886.08             14,607.16             12,982.65
 5/31/2015             13,852.63             14,588.10             12,968.99
 6/30/2015             13,701.56             14,244.66             12,695.67
 7/31/2015             13,796.83             14,368.36             12,736.67
 8/31/2015             13,776.99             13,383.40             11,930.38
 9/30/2015             13,870.18             12,898.53             11,547.73
10/31/2015             13,872.54             13,910.87             12,326.69
11/30/2015             13,835.87             13,796.00             12,272.02
12/31/2015             13,791.17             13,547.20             12,002.51

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Institutional Shares to the benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 12/31/15 o
                                (% of Net Assets)

iShares Core MSCI EAFE ETF* ............................................... 15.6%
iShares MSCI USA Quality Factor ETF* ...................................... 15.6%
PowerShares FTSE RAFI U.S.1000 Portfolio ..................................  9.5%
Schwab Fundamental International
  Large Co. Index ETF .....................................................  7.7%
PowerShares FTSE RAFI Developed
  Markets ex-U.S. Portfolio ...............................................  7.6%
iShares MSCI USA Momentum
  Factor ETF* .............................................................  7.5%
Schwab Fundamental U.S. Large Co.
  Index ETF ...............................................................  6.3%
Vanguard Total Stock Market ETF* ..........................................  5.4%
iShares MSCI USA Minimum Volatility ETF* ..................................  4.7%
PowerShares FTSE RAFI Emerging
  Markets Portfolio .......................................................  3.7%

                        o ASSET ALLOCATION** - 12/31/15 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

EXCHANGE-TRADED FUNDS*                                                      51.4%
INTERNATIONAL EXCHANGE-TRADED FUNDS*                                        48.0%
COMMON STOCK***                                                              0.0%
MONEY MARKET INSTRUMENTS                                                     0.6%

                                  [END CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable. **Excludes options.
***Represent's less than 0.1% of the Fund.
Percentages are of the net assets of the Fund, and may not equal 100%.
You will find a complete list of securities that the Fund owns on pages 13-14.

================================================================================

10  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2015:

                                     QUALIFIED DIVIDEND
                                   INCOME (NON-CORPORATE            QUALIFIED
                                      SHAREHOLDERS)(1)           INTEREST INCOME
                                   ---------------------------------------------
                                           0.02%                      $4,000
                                   ---------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GLOBAL MANAGED VOLATILITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Global Managed Volatility Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Global Managed Volatility Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 16, 2016

================================================================================

12  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2015

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (99.4%)

             COMMON STOCKS (0.0%)

             FINANCIALS (0.0%)
             -----------------
             DIVERSIFIED BANKS (0.0%)
       198   Oversea-Chinese Banking Corp. Ltd.(a)                                       $        1
                                                                                         ----------
             REITs - DIVERSIFIED (0.0%)
    37,000   BGP Holdings plc, acquired 8/06/2009; cost: $0*(b),(c)                               -
                                                                                         ----------
             Total Financials                                                                     1
                                                                                         ----------
             Total Common Stocks (cost: $1)                                                       1
                                                                                         ----------

             EXCHANGE-TRADED FUNDS (51.4%)
   232,400   iShares MSCI USA Minimum Volatility ETF                                          9,719
   211,100   iShares MSCI USA Momentum Factor ETF                                            15,472
   493,900   iShares MSCI USA Quality Factor ETF                                             31,891
    64,100   iShares MSCI USA Value Factor ETF                                                3,979
     9,500   iShares Russell 1000 ETF                                                         1,076
   224,100   PowerShares FTSE RAFI U.S.1000 Portfolio                                        19,459
   448,400   Schwab Fundamental U.S. Large Co. Index ETF                                     12,842
   105,200   Vanguard Total Stock Market ETF                                                 10,973
                                                                                         ----------
             Total Exchange-Traded Funds (cost: $106,587)                                   105,411
                                                                                         ----------

             INTERNATIONAL EXCHANGE-TRADED FUNDS (48.0%)
   587,100   iShares Core MSCI EAFE ETF                                                      31,927
   169,800   iShares Core MSCI Emerging Markets ETF                                           6,688
   173,700   iShares Currency Hedged MSCI EAFE ETF                                            4,412
    94,800   iShares MSCI EAFE Minimum Volatility ETF                                         6,150
    63,800   iShares MSCI Emerging Markets Minimum Volatility ETF                             3,105
   431,300   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                       15,673
   544,300   PowerShares FTSE RAFI Emerging Markets Portfolio                                 7,588
   659,600   Schwab Fundamental International Large Co. Index ETF                            15,751
   105,800   Vanguard FTSE Developed Markets ETF                                              3,885
    36,900   Vanguard FTSE Emerging Markets ETF                                               1,207
    38,400   WisdomTree Europe Hedged Equity Fund                                             2,066
                                                                                         ----------
             Total International Exchange-Traded Funds (cost: $111,595)                      98,452
                                                                                         ----------
             Total Equity Securities (cost: $218,183)                                       203,864
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (0.6%)

             MONEY MARKET FUNDS (0.6%)
 1,159,929   State Street Institutional Liquid Reserves Fund Premier
               Class, 0.23% (d) (cost: $1,160)                                             $  1,160
                                                                                           --------
             TOTAL INVESTMENTS (COST: $219,343)                                            $205,024
                                                                                           ========

---------------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
---------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.0%)
       100   Put - S&P 500 Index expiring January 15, 2016 at 1900                               25
                                                                                           --------

             TOTAL PURCHASED OPTIONS (COST: $560)                                          $     25
                                                                                           ========

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------

                                                 (LEVEL 1)            (LEVEL 2)        (LEVEL 3)
                                             QUOTED PRICES    OTHER SIGNIFICANT      SIGNIFICANT
                                         IN ACTIVE MARKETS           OBSERVABLE     UNOBSERVABLE
ASSETS                                FOR IDENTICAL ASSETS               INPUTS           INPUTS       TOTAL
------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                   $      -                   $1              $-     $      1
  Exchange-Traded Funds                            105,411                    -               -      105,411
  International Exchange-Traded Funds               98,452                    -               -       98,452
Money Market Instruments:
  Money Market Funds                                 1,160                    -               -        1,160
Purchased Options                                       25                    -               -           25
------------------------------------------------------------------------------------------------------------
Total                                             $205,048                   $1              $-     $205,049
------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

14  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 48.0% of net assets at December 31, 2015.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT - Real estate investment trust

o   SPECIFIC NOTES

    (a) Security with a value of $1,000, which represented less than 0.1% of the Fund's net assets, was classified as Level 2 at December 31, 2015, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board).

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  15

================================================================================

    (c) Security was fair valued at December 31, 2015, by the Manager in accordance with valuation procedures approved by the Board.

    (d) Rate represents the money market fund annualized seven-day yield at December 31, 2015.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

16  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $219,343)                           $205,024
   Purchased options, at market value (cost of $560)                                             25
   Cash                                                                                           1
   Cash denominated in foreign currencies (identified cost of $8)                                 8
   Receivables:
       Capital shares sold                                                                        1
       USAA Asset Management Company (Note 6C)                                                   58
       Dividends and interest                                                                    67
                                                                                           --------
          Total assets                                                                      205,184
                                                                                           --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                    8
   Accrued management fees                                                                      105
   Accrued transfer agent's fees                                                                  1
   Other accrued expenses and payables                                                           81
                                                                                           --------
          Total liabilities                                                                     195
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $204,989
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $221,691
   Accumulated undistributed net investment income                                               24
   Accumulated net realized loss on investments and options                                  (1,867)
   Net unrealized depreciation of investments and options                                   (14,854)
   Net unrealized depreciation of foreign currency translations                                  (5)
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $204,989
                                                                                           ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $15,911/1,853 shares outstanding)                        $   8.59
                                                                                           ========
       Institutional Shares (net assets of $189,078/21,760 shares outstanding)             $   8.69
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $4)                                         $ 3,292
   Interest                                                                                      6
                                                                                           -------
       Total income                                                                          3,298
                                                                                           -------
EXPENSES
   Management fees                                                                             839
   Administration and servicing fees:
       Fund Shares                                                                              30
       Institutional Shares                                                                     60
   Transfer agent's fees:
       Fund Shares                                                                              14
       Institutional Shares                                                                     60
   Custody and accounting fees:
       Fund Shares                                                                              19
       Institutional Shares                                                                     78
   Postage:
       Fund Shares                                                                               2
   Shareholder reporting fees:
       Fund Shares                                                                               4
       Institutional Shares                                                                      3
   Trustees' fees                                                                               27
   Registration fees:
       Fund Shares                                                                              16
       Institutional Shares                                                                     25
   Professional fees                                                                           100
   Other                                                                                         6
                                                                                           -------
       Total expenses                                                                        1,283
   Expenses reimbursed:
       Fund Shares                                                                             (49)
       Institutional Shares                                                                    (93)
                                                                                           -------
            Net expenses                                                                     1,141
                                                                                           -------
NET INVESTMENT INCOME                                                                        2,157
                                                                                           -------

================================================================================

18  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND OPTIONS

  Net realized gain (loss) on:
      Investments                                                                             (843)
      Long-term capital gain distributions from other investment companies                     118
      Foreign currency transactions                                                             (3)
      Options                                                                                 (567)
  Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                          (12,010)
      Foreign currency translations                                                              2
      Options                                                                                 (528)
                                                                                          --------
          Net realized and unrealized loss                                                 (13,831)
                                                                                          --------
  Decrease in net assets resulting from operations                                        $(11,674)
                                                                                          ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

----------------------------------------------------------------------------------------------------
                                                                         2015                   2014
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $  2,157               $  4,602
   Net realized gain (loss) on investments                               (843)                63,852
   Net realized gain on long-term capital gain distributions
       from other investment companies                                    118                      -
   Net realized loss on foreign currency transactions                      (3)                    (3)
   Net realized loss on options                                          (567)                (9,488)
   Net realized gain on futures transactions                                -                     60
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                    (12,010)               (64,838)
       Foreign currency translations                                        2                     (9)
       Options                                                           (528)                 3,078
       Futures contracts                                                    -                     (5)
                                                                     -------------------------------
       Decrease in net assets resulting from operations               (11,674)                (2,751)
                                                                     -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                       (163)                (2,063)
       Institutional Shares                                            (1,967)                (5,223)
                                                                     -------------------------------
            Total distributions of net investment income               (2,130)                (7,286)
                                                                     -------------------------------
   Net realized gains:
       Fund Shares                                                          -                 (2,641)
       Institutional Shares                                                 -                 (7,226)
                                                                     -------------------------------
            Total distributions of net realized gains                       -                 (9,867)
                                                                     -------------------------------
       Distributions to shareholders                                   (2,130)               (17,153)
                                                                     -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                         (6,718)                17,738
   Institutional Shares                                               144,273               (270,329)
                                                                     -------------------------------
       Total net increase (decrease) in net assets from capital
            share transactions                                        137,555               (252,591)
                                                                     -------------------------------
   Net increase (decrease) in net assets                              123,751               (272,495)

NET ASSETS
   Beginning of year                                                   81,238                353,733
                                                                     -------------------------------
   End of year                                                       $204,989               $ 81,238
                                                                     ===============================
Accumulated undistributed net investment income:
   End of year                                                       $     24               $      5
                                                                     ===============================

See accompanying notes to financial statements.

================================================================================

20  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Global Managed Volatility Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

The Fund consists of two classes of shares: Global Managed Volatility Fund Shares (Fund Shares) and Global Managed Volatility Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according

================================================================================

22  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

        to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

24  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include common stocks, which are valued based on methods discussed in Note 1A2.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at December 31, 2015, did not include master netting provisions.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain

================================================================================

26  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2015*
    (IN THOUSANDS)

                                                ASSET DERIVATIVES               LIABILITY DERIVATIVES
    -----------------------------------------------------------------------------------------------------
                                     STATEMENT OF                           STATEMENT OF
                                     ASSETS AND                             ASSETS AND
    DERIVATIVES NOT ACCOUNTED        LIABILITIES                            LIABILITIES
    FOR AS HEDGING INSTRUMENTS       LOCATION               FAIR VALUE      LOCATION           FAIR VALUE
    -----------------------------------------------------------------------------------------------------
    Equity contracts                 Purchased options;        $25             -                   $-
                                     Net unrealized
                                     depreciation of
                                     investments and
                                     options
    -----------------------------------------------------------------------------------------------------

    *For open derivative instruments as of December 31, 2015, see the Portfolio of Investments, which also is indicative of activity for the year ended December 31, 2015.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015
    (IN THOUSANDS)

                                                                                         CHANGE IN
                                                                                         UNREALIZED
    DERIVATIVES NOT                                         REALIZED GAIN                APPRECIATION/
    ACCOUNTED FOR AS         STATEMENT OF                   (LOSS) ON                    (DEPRECIATION)
    HEDGING INSTRUMENTS      OPERATIONS LOCATION            DERIVATIVES                  ON DERIVATIVES
    -----------------------------------------------------------------------------------------------------
    Equity contracts         Net realized gain (loss)         $(567)                          $(528)
                             on Options/Change in
                             net unrealized appreciation/
                             (depreciation) of Options
    -----------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

28  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    expenses. For the year ended December 31, 2015, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

================================================================================

30  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

For the year ended December 31, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by $8,000, increase accumulated net realized loss on investments by $114,000, and increase in paid in capital by $122,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2015, and 2014, was as follows:

                                                    2015                      2014
                                                 ------------------------------------
Ordinary income*                                 $2,130,000               $ 7,286,000
Long-term realized capital gain                           -                 9,867,000
                                                 ----------               -----------
   Total distributions paid                      $2,130,000               $17,153,000
                                                 ==========               ===========

As of December 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                           $     24,000
Accumulated capital and other losses                                       (1,888,000)
Unrealized depreciation of investments                                    (14,838,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2015, the Fund had net capital loss carryforwards of $1,888,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                             CAPITAL LOSS CARRYFORWARDS
                         --------------------------------
                                   TAX CHARACTER
                         --------------------------------
                         (NO EXPIRATION)         BALANCE
                         Short-Term            $1,410,000
                         Long-Term                478,000
                                               ----------
                         Total                 $1,888,000
                                               ==========

For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2015, were $158,761,000 and $23,045,000, respectively.

As of December 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $220,417,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2015, for federal income tax purposes, were $1,186,000 and $16,554,000, respectively, resulting in net unrealized depreciation of $15,368,000.

================================================================================

32  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

For the year ended December 31, 2015, transactions in written call and put options* were as follows:

                                                                                              PREMIUMS
                                                        NUMBER OF                             RECEIVED
                                                        CONTRACTS                              (000's)
                                                       ------------------------------------------------
Outstanding at December 31, 2014                           100                                 $   34
Options written                                            370                                  1,109
Options terminated in closing
  purchase transactions                                   (340)                                  (753)
Options expired                                           (130)                                  (390)
                                                       ------------------------------------------------
Outstanding at December 31, 2015                             -                                 $    -
                                                       ================================================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                       YEAR ENDED                    YEAR ENDED
                                                   DECEMBER 31, 2015              DECEMBER 31, 2014
----------------------------------------------------------------------------------------------------
                                                  SHARES        AMOUNT           SHARES       AMOUNT
                                                 ---------------------------------------------------
FUND SHARES:
Shares sold                                          212      $  1,928            2,440    $  27,179
Shares issued from reinvested
  dividends                                           15           128              390        3,729
Shares redeemed                                     (970)       (8,774)          (1,200)     (13,170)
                                                 ---------------------------------------------------
Net increase (decrease) from capital
  share transactions                                (743)     $ (6,718)           1,630    $  17,738
                                                 ===================================================
INSTITUTIONAL SHARES:
Shares sold                                       21,882      $206,119            7,081    $  79,628
Shares issued from reinvested dividends              230         1,967               11          106
Shares redeemed                                   (6,734)      (63,813)         (31,442)    (350,063)
                                                 ---------------------------------------------------
Net increase (decrease) from capital
  share transactions                              15,378      $144,273          (24,350)   $(270,329)
                                                 ===================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended December 31, 2015, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets. For the year ended December 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $839,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.05% of average net assets of the Institutional Shares. For the year ended December 31, 2015, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $30,000 and $60,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2015, the Fund reimbursed the Manager $4,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through May 1, 2016 to limit the total annual operating expenses of the Fund Shares to 0.90% and the Institutional Shares to 0.80% of its average net assets, excluding extraordinary expenses, and before reductions of any expenses paid

================================================================================

34  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through May 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2015, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and the Institutional Shares of $49,000 and $93,000, respectively, of which $58,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2015, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $14,000 and $60,000, respectively. Additionally, the Fund Shares recorded a capital contribution from SAS of less than $500 at December 31, 2015, for adjustments related to corrections to certain shareholder transactions.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

for the purpose of exercising management or control. As of December 31, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                    OWNERSHIP %
------------------------------------------------------------------------------------
USAA Target Retirement Income                                                3.5
USAA Target Retirement 2020                                                 10.9
USAA Target Retirement 2030                                                 26.1
USAA Target Retirement 2040                                                 31.7
USAA Target Retirement 2050                                                 18.8
USAA Target Retirement 2060                                                  1.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2015, USAA and its affiliates owned 478,000 shares, which represents 25.8% of the Fund Shares and 2.0% of the Fund.

================================================================================

36  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED                   PERIOD ENDED
                                                          DECEMBER 31,                 DECEMBER 31,
                                                 --------------------------------------------------
                                                    2015               2014               2013***
                                                 --------------------------------------------------
Net asset value at beginning of period           $  8.97            $ 11.14            $ 10.46
                                                 ---------------------------------------------
  Income (loss) from investment operations:
  Net investment income(a)                           .10                .17                .07
  Net realized and unrealized gain (loss)(a)        (.40)              (.37)               .62
                                                 ---------------------------------------------
Total from investment operations(a)                 (.30)              (.20)               .69
                                                 ---------------------------------------------
Less distributions from:
  Net investment income                             (.08)              (.84)              (.01)
  Realized capital gains                               -              (1.13)                 -
                                                 ---------------------------------------------
Total distributions                                 (.08)             (1.97)              (.01)
                                                 ---------------------------------------------
Net asset value at end of period                 $  8.59            $  8.97            $ 11.14
                                                 =============================================
Total return (%)*                                  (3.28)             (2.02)              6.61
Net assets at end of period (000)                $15,911            $23,300            $10,771
Ratios to average net assets:**
  Expenses (%)(b)                                    .90               1.07(d)            1.10(c)
  Expenses, excluding reimbursements (%)(b)         1.15               1.25               1.34(c)
  Net investment income (%)                         1.14               1.60               1.29(c)
Portfolio turnover (%)                                16(f)             147(e)              92

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $19,649,000.
*** Fund Shares commenced operations on July 12, 2013.
(a) Calculated using average shares. For the year ended December 31, 2015, average shares were 2,176,000.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by as follows:
                                                       -                  -               (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to November 24, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.10% of the Fund Shares' average net assets.
(e) Reflects increased trading activity due to large shareholder redemptions.
(f) Reflects a return to normal trading levels after a prior year transition.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) FINANCIAL HIGHLIGHTS (continued) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
                                                   2015          2014          2013***          2012          2011
                                               ---------------------------------------------------------------------
Net asset value at beginning of period         $   9.08       $ 11.16       $  9.96         $   9.57      $  10.09
                                               -------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                             .14(a)        .20(a)        .21              .22           .17
  Net realized and unrealized gain (loss)          (.44)(a)      (.33)(a)      1.00              .73          (.51)
                                               -------------------------------------------------------------------
Total from investment operations                   (.30)(a)      (.13)(a)      1.21              .95          (.34)
                                               -------------------------------------------------------------------
Less distributions from:
  Net investment income                            (.09)         (.82)         (.01)            (.25)         (.18)
  Realized capital gains                              -         (1.13)            -             (.31)            -
                                               -------------------------------------------------------------------
Total distributions                                (.09)        (1.95)         (.01)            (.56)         (.18)
                                               -------------------------------------------------------------------
Net asset value at end of period               $   8.69       $  9.08      $  11.16         $   9.96      $   9.57
                                               ===================================================================
Total return (%)*                                 (3.27)        (1.39)        12.17            10.02         (3.40)
Net assets at end of period (000)              $189,078       $57,938      $342,962         $380,888      $441,645
Ratios to average net assets:**
  Expenses (%)(b)                                   .80           .87(d)        .82              .80(c)        .79
  Expenses, excluding reimbursements (%)(b)         .88           .87           .82              .80           .79
  Net investment income (%)                        1.61          1.76          1.72             1.86          1.61
Portfolio turnover (%)                               16(g)        147(f)         92              106(e)        144

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $120,399,000.
*** Effective July 12, 2013, the existing share class was designated "Global
    Managed Volatility Fund Institutional Shares (Institutional Shares)".
(a) Calculated using average shares. For the year ended December 31, 2015, average shares were 13,477,000.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional
    Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                      -             -          (.00%)(+)        (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares'
    average net assets.
(d) Prior to November 24, 2014, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.80% of the Institutional
    Shares' average net assets.
(e) Reflects decreased trading activity due to changes in subadviser(s) and asset allocation strategies.
(f) Reflects increased trading activity due to large shareholder redemptions.
(g) Reflects a return to normal trading levels after a prior year transition.

================================================================================

38  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2015, through December 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING             ENDING               DURING PERIOD*
                                         ACCOUNT VALUE        ACCOUNT VALUE            JULY 1, 2015 -
                                          JULY 1, 2015      DECEMBER 31, 2015        DECEMBER 31, 2015
                                         -------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00            $  945.10                   $4.41

Hypothetical
 (5% return before expenses)               1,000.00             1,020.67                    4.58

INSTITUTIONAL SHARES
Actual                                     1,000.00               945.40                    3.92

Hypothetical
 (5% return before expenses)               1,000.00             1,021.17                    4.08

*Expenses are equal to the annualized expense ratio of 0.90% for Fund Shares and 0.80% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (5.49)% for Fund Shares and (5.46)% for Institutional Shares for the six-month period of July 1, 2015, through December 31, 2015.

================================================================================

40  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

42  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' of experience as a Board Member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. AIM Management Group, Inc. (10/87-01/06), an investment fund manager, where she served as a Director of Financial Planning and Analysis and Chief Financial Officer. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board Member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

44  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in September 2014.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

46  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

48  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
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   =============================================================================
   88394-0216                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF USAA NASDAQ-100 INDEX FUND]

 ==============================================================

       ANNUAL REPORT
       USAA NASDAQ-100 INDEX FUND
       DECEMBER 31, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"IN OUR VIEW, WE HAVE ENTERED A PERIOD WHEN
MARKET RETURNS ARE LIKELY TO BE MORE MODEST         [PHOTO OF BROOKS ENGLEHARDT]
THAN THEY HAVE BEEN IN RECENT YEARS."

--------------------------------------------------------------------------------

FEBRUARY 2016

Volatility returned to the financial markets during the 12-month reporting period ended December 31, 2015, and at the end of that period little had changed. U.S. stocks recorded only a small gain, while stocks of non-U.S. developed markets fared slightly better. Emerging markets equities were the exception among stocks, suffering a decline. Meanwhile, the broad U.S. fixed-income market finished the end of 2015 about where it started, despite expectations early in the year that interest rates would increase earlier than they actually did.

Many market participants could not have anticipated this outcome. At the beginning of the year 2015, U.S. stocks led global equity markets, continuing a six-year bull run, reinforced by the hope that the global economic recovery would become self-sustaining. U.S. economic growth, although slow, led the Federal Reserve (the Fed) to signal that it might begin raising short-term interest rates. At the same time, persistent economic weakness outside the United States led many global central banks to move in a different direction, cutting interest rates and boosting quantitative easing (through quantitative easing, a central bank purchases government securities to lower interest rates and increase the money supply). In response, non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies during the spring of 2015.

By June 2015, the global equity markets grew increasingly volatile. Greece once again grabbed headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. In July 2015, worries about China's slow economic growth contributed to a plunge in the Chinese stock market, with many other emerging stock markets falling similarly. In response, the Chinese authorities surprised investors by devaluing China's currency, the renminbi, adding to existing concerns about the health of the global economy. The result was a broad sell-off of riskier asset classes around the world. Market turbulence continued into the final months of the year, with U.S. and non-U.S. stocks posting strong gains in October and November 2015 and retreating again in December 2015. Also in December 2015, the Fed finally ended its near-zero interest rate policy, raising the target federal funds rate by 0.25%--the first increase in nearly a decade.

Also of note during 2015 was the steady decline in commodity prices. In our view, no single factor was responsible for the drop in oil, natural gas, coal, and industrial metals prices. The divergence in global economic growth and central

================================================================================

================================================================================

bank monetary policy likely created uncertainty in the world's commodities markets. Softening global demand was also likely a proximate cause and in the case of energy, oversupply was a contributing factor. In addition, commodities are generally priced in U.S. dollars, so when the U.S. dollar appreciates, as it did during the year 2015, it generally drives commodity prices down.

The events of 2015 are a helpful reminder that no one knows which headlines will affect the financial markets at any given time. Volatility is to be expected from time to time and is normal market behavior, even if it has been several years since we have seen this level of turbulence. Indeed, we anticipate ongoing volatility--at least for the short-term--in the financial markets, which is all the more reason to maintain a long-term perspective. Long-term investors are encouraged not to make hasty portfolio decisions based on market turmoil. It is nearly impossible to perfectly time the market, and those who sell during volatile time periods can miss out on subsequent market gains. In our opinion, investment decisions should be based on one's long-term objectives, time horizon, and risk tolerance.

We also encourage investors to take advantage of every opportunity to save. In our view, we have entered a period when market returns are likely to be more modest than they have been in recent years. So the sooner you invest money, the sooner it can start working for you. Our financial advisors are available to help you seek the most out of your money in 2016 and beyond, so please call one of our financial advisors.

From all of us at USAA Investments, thank you for your continued investment in our family of mutual funds. Rest assured that our team of portfolio managers will do their utmost to stay abreast of changing market conditions as they strive to help you achieve your long-term financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

    Distributions to Shareholders                                             7

    Report of Independent Registered
      Public Accounting Firm                                                  8

    Portfolio of Investments                                                  9

    Notes to Portfolio of Investments                                        15

    Financial Statements                                                     16

    Notes to Financial Statements                                            19

EXPENSE EXAMPLE                                                              32

TRUSTEES' AND OFFICERS' INFORMATION                                          34

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201619-0216

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA NASDAQ-100 INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE STOCKS COMPOSING THE NASDAQ-100 INDEX. THE NASDAQ-100 INDEX REPRESENTS 100 OF THE LARGEST NONFINANCIAL STOCKS TRADED ON THE NASDAQ STOCK MARKET(R).

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index. This strategy may be changed upon 60 days' written notice to shareholders.

In seeking to track the performance of the Nasdaq-100 Index, the Fund's subadviser, Northern Trust Investments, Inc. (NTI), will normally invest in all the common stocks of companies in the Nasdaq-100 Index in roughly the same proportions as their weightings in the index. While NTI attempts to replicate the index, there may be times when the Fund and the index do not match exactly. At times, NTI may purchase a stock not included in the Nasdaq-100 Index when it is believed to be a cost-efficient way of approximating the index's performance, for example, in anticipation of a stock being added to the index. To the extent that the Nasdaq-100 Index concentrates in the securities of a particular industry or group of industries, the Fund may similarly concentrate its investments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

BRENT REEDER
Northern Trust Investments, Inc.

--------------------------------------------------------------------------------

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   U.S. equities experienced positive returns in the fourth quarter of 2015, driven largely by the strong performance seen in October 2015, while U.S. markets were generally flat in the final two months of the year. The Nasdaq-100(R) Index (the Index) outperformed other major U.S. large-cap indexes likely due to its relatively high level of exposure to information technology stocks which significantly outperformed the broader market during the reporting period ended December 31, 2015. In October 2015, Federal Reserve officials signaled an upcoming interest rate increase, which would eventually occur in December 2015. The market's positive reaction to this news, along with the announcement of an expansion of the European Central Bank's bond buying program, helped support the rally in October 2015 of global equity markets. During the fourth quarter 2015, West Texas Intermediate and Brent Crude oil prices both decreased roughly 20%, continuing the downward trend seen throughout the year. Falling oil prices have negatively impacted sectors with a greater reliance on oil, the energy sector being most significant. Economic data was generally positive in fourth quarter 2015; however, there were some signs that suggested slowing growth in the United States.

================================================================================

2  | USAA NASDAQ-100 INDEX FUND

================================================================================

o HOW DID THE USAA NASDAQ-100 INDEX FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund closely tracked its benchmark, the broad-based Index, during the reporting period. The Fund posted a return of 9.09% versus the Index, which returned 9.75%. The Index represents 100 of the largest nonfinancial companies listed on The Nasdaq Stock Market(R) and is not available for direct investment.

o  PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE REPORTING PERIOD.

   For the reporting period ended December 31, 2015, the top-performing sectors in the Index were Consumer Discretionary and Health Care, returning 10.88% and 10.65%, respectively. The worst performing sectors in the Index were Telecommunication Services, with a return of -4.56%, and Industrials, with a return of 1.21%.

   Thank you for your investment in the Fund.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o Investing in securities products involves risk, including possible loss of principal. o The USAA Nasdaq-100 Index Fund may be subject to stock market risk and is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, may be worth more or less than the original cost.

   Refer to page 5 for the benchmark definition.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA NASDAQ-100 INDEX FUND (THE FUND)
(Ticker Symbol: USNQX)


--------------------------------------------------------------------------------
                                            12/31/15               12/31/14
--------------------------------------------------------------------------------

Net Assets                                $935.0 Million         $706.6 Million
Net Asset Value Per Share                    $12.99                  $12.23


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
  1 YEAR                          5 YEARS                           10 YEARS

   9.09%                           16.32%                            11.02%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/14*
--------------------------------------------------------------------------------

                                      0.59%


HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

4  | USAA NASDAQ-100 INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                USAA NASDAQ-100
                               NASDAQ-100 INDEX                   INDEX FUND
12/31/2005                       $10,000.00                       $10,000.00
 1/31/2006                        10,399.64                        10,410.16
 2/28/2006                        10,163.11                        10,156.25
 3/31/2006                        10,365.76                        10,351.56
 4/30/2006                        10,349.12                        10,332.03
 5/31/2006                         9,620.06                         9,589.84
 6/30/2006                         9,594.29                         9,550.78
 7/31/2006                         9,195.12                         9,160.16
 8/31/2006                         9,632.32                         9,589.84
 9/30/2006                        10,086.39                        10,019.53
10/31/2006                        10,565.70                        10,507.81
11/30/2006                        10,931.40                        10,859.38
12/31/2006                        10,728.04                        10,644.53
 1/31/2007                        10,945.34                        10,859.38
 2/28/2007                        10,767.39                        10,683.59
 3/31/2007                        10,834.38                        10,742.19
 4/30/2007                        11,419.42                        11,308.59
 5/31/2007                        11,798.16                        11,679.69
 6/30/2007                        11,835.17                        11,699.22
 7/31/2007                        11,823.87                        11,679.69
 8/31/2007                        12,182.06                        12,031.25
 9/30/2007                        12,809.83                        12,636.72
10/31/2007                        13,716.84                        13,535.16
11/30/2007                        12,811.45                        12,636.72
12/31/2007                        12,791.80                        12,597.66
 1/31/2008                        11,298.85                        11,132.81
 2/29/2008                        10,719.27                        10,546.88
 3/31/2008                        10,946.90                        10,761.72
 4/30/2008                        11,781.94                        11,582.03
 5/31/2008                        12,498.80                        12,285.16
 6/30/2008                        11,297.59                        11,093.75
 7/31/2008                        11,373.34                        11,152.34
 8/31/2008                        11,527.39                        11,308.59
 9/30/2008                         9,817.30                         9,609.38
10/31/2008                         8,219.09                         8,046.88
11/30/2008                         7,310.87                         7,148.44
12/31/2008                         7,473.81                         7,304.69
 1/31/2009                         7,281.38                         7,109.38
 2/28/2009                         6,902.22                         6,738.28
 3/31/2009                         7,646.41                         7,460.94
 4/30/2009                         8,621.13                         8,417.97
 5/31/2009                         8,887.58                         8,671.88
 6/30/2009                         9,147.66                         8,906.25
 7/31/2009                         9,930.91                         9,667.97
 8/31/2009                        10,077.20                         9,804.69
 9/30/2009                        10,661.29                        10,371.09
10/31/2009                        10,342.09                        10,039.06
11/30/2009                        10,976.10                        10,664.06
12/31/2009                        11,555.50                        11,210.94
 1/31/2010                        10,816.77                        10,488.28
 2/28/2010                        11,312.78                        10,957.03
 3/31/2010                        12,184.05                        11,796.88
 4/30/2010                        12,452.06                        12,050.78
 5/31/2010                        11,542.58                        11,171.88
 6/30/2010                        10,842.19                        10,468.75
 7/31/2010                        11,623.15                        11,230.47
 8/31/2010                        11,033.96                        10,644.53
 9/30/2010                        12,476.21                        12,031.25
10/31/2010                        13,269.13                        12,792.97
11/30/2010                        13,248.52                        12,753.91
12/31/2010                        13,883.25                        13,356.27
 1/31/2011                        14,286.68                        13,747.37
 2/28/2011                        14,733.91                        14,158.03
 3/31/2011                        14,663.44                        14,079.81
 4/30/2011                        15,075.58                        14,470.92
 5/31/2011                        14,899.55                        14,294.92
 6/30/2011                        14,609.25                        14,001.59
 7/31/2011                        14,852.63                        14,236.25
 8/31/2011                        14,111.79                        13,512.71
 9/30/2011                        13,473.52                        12,886.94
10/31/2011                        14,872.15                        14,216.70
11/30/2011                        14,495.70                        13,845.15
12/31/2011                        14,391.28                        13,744.06
 1/31/2012                        15,597.72                        14,878.89
 2/29/2012                        16,607.35                        15,845.60
 3/31/2012                        17,448.57                        16,623.17
 4/30/2012                        17,257.04                        16,434.03
 5/31/2012                        16,025.48                        15,257.17
 6/30/2012                        16,613.05                        15,803.57
 7/31/2012                        16,790.17                        15,971.69
 8/31/2012                        17,653.32                        16,770.28
 9/30/2012                        17,835.48                        16,938.40
10/31/2012                        16,881.85                        16,013.72
11/30/2012                        17,122.76                        16,244.89
12/31/2012                        17,032.16                        16,143.68
 1/31/2013                        17,486.00                        16,567.96
 2/28/2013                        17,571.61                        16,631.60
 3/31/2013                        18,097.18                        17,119.51
 4/30/2013                        18,548.67                        17,543.79
 5/31/2013                        19,198.43                        18,158.99
 6/30/2013                        18,750.96                        17,713.50
 7/31/2013                        19,929.46                        18,816.62
 8/31/2013                        19,872.57                        18,752.97
 9/30/2013                        20,816.23                        19,643.95
10/31/2013                        21,859.56                        20,619.79
11/30/2013                        22,633.13                        21,319.84
12/31/2013                        23,319.89                        21,955.05
 1/31/2014                        22,874.59                        21,529.56
 2/28/2014                        24,056.40                        22,635.83
 3/31/2014                        23,417.04                        22,061.42
 4/30/2014                        23,338.58                        21,933.78
 5/31/2014                        24,400.89                        22,933.67
 6/30/2014                        25,154.22                        23,614.44
 7/31/2014                        25,448.37                        23,891.01
 8/31/2014                        26,745.77                        25,082.37
 9/30/2014                        26,544.92                        24,890.90
10/31/2014                        27,265.45                        25,550.40
11/30/2014                        28,503.07                        26,699.21
12/31/2014                        27,844.79                        26,072.42
 1/31/2015                        27,280.77                        25,518.14
 2/28/2015                        29,257.00                        27,351.52
 3/31/2015                        28,575.77                        26,711.97
 4/30/2015                        29,115.04                        27,202.29
 5/31/2015                        29,788.88                        27,820.53
 6/30/2015                        29,074.42                        27,138.34
 7/31/2015                        30,359.69                        28,332.17
 8/31/2015                        28,337.01                        26,413.51
 9/30/2015                        27,729.68                        25,837.91
10/31/2015                        30,847.29                        28,737.22
11/30/2015                        31,018.63                        28,886.45
12/31/2015                        30,559.87                        28,442.40

                                   [END CHART]

                         Data from 12/31/05 to 12/31/15.

The graph illustrates how a $10,000 hypothetical investment in the USAA Nasdaq-100 Index Fund closely tracks the Nasdaq-100 Index, an unmanaged modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market(R) based on market capitalization.

"Nasdaq-100(R)," "Nasdaq-100 Index(R)," and "Nasdaq(R)" are trademarks or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. The Fund is not sponsored, sold, or promoted by The Nasdaq Stock Market, Inc., and The Nasdaq Stock Market, Inc. makes no representation regarding the advisability of investing in the Fund. Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 12/31/15 o
                                (% of Net Assets)

Apple, Inc. .............................................................. 10.6%
Microsoft Corp. ..........................................................  8.0%
Amazon.com, Inc. .........................................................  5.7%
Alphabet, Inc. "C" .......................................................  4.7%
Facebook, Inc. "A" .......................................................  4.3%
Alphabet, Inc. "A" .......................................................  4.1%
Intel Corp. ..............................................................  2.9%
Gilead Sciences, Inc. ....................................................  2.6%
Cisco Systems, Inc. ......................................................  2.5%
Comcast Corp. "A" ........................................................  2.5%

You will find a complete list of securities that the Fund owns on pages 9-14.

                        o SECTOR ALLOCATION* - 12/31/15 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     52.6%
CONSUMER DISCRETIONARY                                                     19.7%
HEALTH CARE                                                                14.1%
CONSUMER STAPLES                                                            6.5%
INDUSTRIALS                                                                 1.4%
TELECOMMUNICATION SERVICES                                                  1.1%

*Excludes Money Market Instruments and Futures.

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

6  | USAA NASDAQ-100 INDEX FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2015:

 DIVIDEND RECEIVED              QUALIFIED DIVIDEND             LONG-TERM
DEDUCTION (CORPORATE          INCOME (NON-CORPORATE           CAPITAL GAIN          QUALIFIED INTEREST
  SHAREHOLDERS)(1)               SHAREHOLDERS)(1)            DISTRIBUTIONS(2)             INCOME
------------------------------------------------------------------------------------------------------
       100%                           100%                     $15,172,000                $16,000
------------------------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  7

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA NASDAQ-100 INDEX FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Nasdaq-100 Index Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Nasdaq-100 Index Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 16, 2016

================================================================================

8  | USAA NASDAQ-100 INDEX FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2015

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES    SECURITY                                                                     (000)
-----------------------------------------------------------------------------------------------
             COMMON STOCKS (95.4%)

             CONSUMER DISCRETIONARY (19.7%)
             ------------------------------
             APPAREL RETAIL (0.4%)
    68,882   Ross Stores, Inc.                                                         $  3,706
                                                                                       --------
             AUTOMOBILE MANUFACTURERS (0.6%)
    22,103   Tesla Motors, Inc.*                                                          5,305
                                                                                       --------
             AUTOMOTIVE RETAIL (0.5%)
    16,652   O'Reilly Automotive, Inc.*                                                   4,220
                                                                                       --------
             BROADCASTING (0.4%)
    25,371   Discovery Communications, Inc. "A"*                                            677
    46,434   Discovery Communications, Inc. "C"*                                          1,171
    17,275   Liberty Media Corp. "A"*                                                       678
    37,506   Liberty Media Corp. "C"*                                                     1,428
                                                                                       --------
                                                                                          3,954
                                                                                       --------
             CABLE & SATELLITE (4.1%)
    18,970   Charter Communications, Inc. "A"*                                            3,473
   412,182   Comcast Corp. "A"                                                           23,259
    37,880   DISH Network Corp. "A"*                                                      2,166
    42,506   Liberty Global plc "A"*                                                      1,801
    99,640   Liberty Global plc "C"*                                                      4,062
   880,002   Sirius XM Holdings, Inc.*                                                    3,582
                                                                                       --------
                                                                                         38,343
                                                                                       --------
             CATALOG RETAIL (0.2%)
    78,889   Liberty Interactive Corp. "A"*                                               2,155
                                                                                       --------
             GENERAL MERCHANDISE STORES (0.3%)
    39,613   Dollar Tree, Inc.*                                                           3,059
                                                                                       --------
             HOMEFURNISHING RETAIL (0.1%)
    28,161   Bed Bath & Beyond, Inc.*                                                     1,359
                                                                                       --------
             HOTELS, RESORTS & CRUISE LINES (0.6%)
    43,393   Marriott International, Inc. "A"                                             2,909
    38,731   Norwegian Cruise Line Holdings Ltd.*                                         2,270
                                                                                       --------
                                                                                          5,179
                                                                                       --------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES    SECURITY                                                                     (000)
-----------------------------------------------------------------------------------------------
             INTERNET RETAIL (9.1%)
    79,127   Amazon.com, Inc.*(a)                                                      $ 53,481
    52,705   Ctrip.com International Ltd. ADR*                                            2,442
    19,774   Expedia, Inc.                                                                2,458
   147,152   JD.com, Inc. ADR*                                                            4,748
    22,811   Liberty Ventures "A"*                                                        1,029
    72,140   Netflix, Inc.*                                                               8,251
     8,403   Priceline Group, Inc.*                                                      10,714
    22,233   TripAdvisor, Inc.*                                                           1,895
                                                                                       --------
                                                                                         85,018
                                                                                       --------
             LEISURE PRODUCTS (0.2%)
    57,381   Mattel, Inc.                                                                 1,559
                                                                                       --------
             MOVIES & ENTERTAINMENT (1.2%)
   197,609   Twenty-First Century Fox, Inc. "A"                                           5,367
   134,777   Twenty-First Century Fox, Inc. "B"                                           3,670
    58,591   Viacom, Inc. "B"                                                             2,412
                                                                                       --------
                                                                                         11,449
                                                                                       --------
             RESTAURANTS (1.6%)
   250,653   Starbucks Corp.                                                             15,047
                                                                                       --------
             SPECIALTY STORES (0.4%)
    22,673   Tractor Supply Co.                                                           1,938
    10,793   Ulta Salon, Cosmetics & Fragrance, Inc.*                                     1,997
                                                                                       --------
                                                                                          3,935
                                                                                       --------
             Total Consumer Discretionary                                               184,288
                                                                                       --------
             CONSUMER STAPLES (6.5%)
             -----------------------
             DRUG RETAIL (1.6%)
   176,604   Walgreens Boots Alliance, Inc.                                              15,039
                                                                                       --------
             FOOD RETAIL (0.2%)
    57,601   Whole Foods Market, Inc.                                                     1,929
                                                                                       --------
             HYPERMARKETS & SUPER CENTERS (1.3%)
    73,839   Costco Wholesale Corp.                                                      11,925
                                                                                       --------
             PACKAGED FOODS & MEAT (2.9%)
   204,833   Kraft Heinz Co.                                                             14,904
   268,266   Mondelez International, Inc. "A"                                            12,029
                                                                                       --------
                                                                                         26,933
                                                                                       --------
             SOFT DRINKS (0.5%)
    34,221   Monster Beverage Corp.*                                                      5,097
                                                                                       --------
             Total Consumer Staples                                                      60,923
                                                                                       --------

================================================================================

10  | USAA NASDAQ-100 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES    SECURITY                                                                     (000)
-----------------------------------------------------------------------------------------------
             HEALTH CARE (14.1%)
             -------------------
             BIOTECHNOLOGY (10.8%)
    38,033   Alexion Pharmaceuticals, Inc.*                                            $  7,255
   127,328   Amgen, Inc.                                                                 20,669
    37,626   Biogen, Inc.*                                                               11,527
    27,180   BioMarin Pharmaceutical, Inc.*                                               2,847
   132,614   Celgene Corp.*                                                              15,882
   243,271   Gilead Sciences, Inc.                                                       24,616
    31,395   Incyte Corp.*                                                                3,405
    17,246   Regeneron Pharmaceuticals, Inc.*                                             9,362
    41,515   Vertex Pharmaceuticals, Inc.*                                                5,224
                                                                                       --------
                                                                                        100,787
                                                                                       --------
             HEALTH CARE DISTRIBUTORS (0.2%)
    13,999   Henry Schein, Inc.*                                                          2,215
                                                                                       --------
             HEALTH CARE EQUIPMENT (0.4%)
     6,307   Intuitive Surgical, Inc.*                                                    3,445
                                                                                       --------
             HEALTH CARE SERVICES (1.1%)
   114,157   Express Scripts Holdings Co.*                                                9,978
                                                                                       --------
             HEALTH CARE TECHNOLOGY (0.4%)
    57,749   Cerner Corp.*                                                                3,475
                                                                                       --------
             LIFE SCIENCES TOOLS & SERVICES (0.5%)
    24,712   Illumina, Inc.*                                                              4,743
                                                                                       --------
             PHARMACEUTICALS (0.7%)
    38,220   Endo International plc*                                                      2,340
    83,003   Mylan N.V.*                                                                  4,488
                                                                                       --------
                                                                                          6,828
                                                                                       --------
             Total Health Care                                                          131,471
                                                                                       --------
             INDUSTRIALS (1.4%)
             ------------------
             AIRLINES (0.5%)
   106,401   American Airlines Group, Inc.                                                4,506
                                                                                       --------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
    59,638   PACCAR, Inc.                                                                 2,827
                                                                                       --------
             ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
    14,370   Stericycle, Inc.*                                                            1,733
                                                                                       --------
             RESEARCH & CONSULTING SERVICES (0.2%)
    28,553   Verisk Analytics, Inc.*                                                      2,195
                                                                                       --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES    SECURITY                                                                     (000)
-----------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS (0.2%)
    48,875   Fastenal Co.                                                              $  1,995
                                                                                       --------
             Total Industrials                                                           13,256
                                                                                       --------
             INFORMATION TECHNOLOGY (52.6%)
             ------------------------------
             APPLICATION SOFTWARE (1.8%)
    84,175   Adobe Systems, Inc.*                                                         7,908
    38,099   Autodesk, Inc.*                                                              2,321
    25,965   Citrix Systems, Inc.*                                                        1,964
    44,565   Intuit, Inc.                                                                 4,301
                                                                                       --------
                                                                                         16,494
                                                                                       --------
             COMMUNICATIONS EQUIPMENT (3.8%)
   856,863   Cisco Systems, Inc.                                                         23,268
   253,719   QUALCOMM, Inc.(a)                                                           12,682
                                                                                       --------
                                                                                         35,950
                                                                                       --------
             DATA PROCESSING & OUTSOURCED SERVICES (2.2%)
    77,856   Automatic Data Processing, Inc.                                              6,596
    38,590   Fiserv, Inc.*                                                                3,529
    60,878   Paychex, Inc.                                                                3,220
   206,216   PayPal Holdings, Inc.*                                                       7,465
                                                                                       --------
                                                                                         20,810
                                                                                       --------
             HOME ENTERTAINMENT SOFTWARE (0.9%)
   123,455   Activision Blizzard, Inc.                                                    4,779
    52,466   Electronic Arts, Inc.*                                                       3,605
                                                                                       --------
                                                                                          8,384
                                                                                       --------
             INTERNET SOFTWARE & SERVICES (15.4%)
    30,032   Akamai Technologies, Inc.*                                                   1,581
    49,176   Alphabet, Inc. "A"*(a)                                                      38,259
    58,321   Alphabet, Inc. "C"*                                                         44,259
    46,768   Baidu, Inc. ADR*                                                             8,841
   202,670   eBay, Inc.*                                                                  5,569
   383,255   Facebook, Inc. "A"*                                                         40,112
   159,411   Yahoo! Inc.*                                                                 5,302
                                                                                       --------
                                                                                        143,923
                                                                                       --------
             IT CONSULTING & OTHER SERVICES (0.7%)
   102,641   Cognizant Technology Solutions Corp. "A"*                                    6,160
                                                                                       --------
             SEMICONDUCTOR EQUIPMENT (0.8%)
   202,651   Applied Materials, Inc.                                                      3,783
    26,324   KLA-Tencor Corp.                                                             1,826

================================================================================

12  | USAA NASDAQ-100 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES    SECURITY                                                                     (000)
-----------------------------------------------------------------------------------------------
    26,670   Lam Research Corp.                                                        $  2,118
                                                                                       --------
                                                                                          7,727
                                                                                       --------
             SEMICONDUCTORS (6.8%)
    52,670   Analog Devices, Inc.                                                         2,914
    46,588   Avago Technologies Ltd.                                                      6,762
   796,584   Intel Corp.                                                                 27,442
    40,364   Linear Technology Corp.                                                      1,714
    47,976   Maxim Integrated Products, Inc.                                              1,823
   183,465   Micron Technology, Inc.*                                                     2,598
    90,816   NVIDIA Corp.                                                                 2,993
    42,495   NXP Semiconductors N.V.*                                                     3,580
    32,300   Skyworks Solutions, Inc.                                                     2,482
   171,235   Texas Instruments, Inc.                                                      9,386
    43,382   Xilinx, Inc.                                                                 2,038
                                                                                       --------
                                                                                         63,732
                                                                                       --------
             SYSTEMS SOFTWARE (8.7%)
    74,080   CA, Inc.                                                                     2,116
    30,511   Check Point Software Technologies Ltd.*                                      2,483
 1,348,377   Microsoft Corp.(a)                                                          74,808
   114,054   Symantec Corp.                                                               2,395
                                                                                       --------
                                                                                         81,802
                                                                                       --------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (11.5%)
   941,118   Apple, Inc.(a)                                                              99,062
    49,738   NetApp, Inc.                                                                 1,320
    33,879   SanDisk Corp.                                                                2,574
    50,465   Seagate Technology plc                                                       1,850
    39,179   Western Digital Corp.                                                        2,353
                                                                                       --------
                                                                                        107,159
                                                                                       --------
             Total Information Technology                                               492,141
                                                                                       --------
             TELECOMMUNICATION SERVICES (1.1%)
             ---------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (1.1%)
    21,295   SBA Communications Corp. "A"*                                                2,237
   137,749   T-Mobile US, Inc.*                                                           5,389
    66,972   Vodafone Group plc ADR                                                       2,161
                                                                                       --------
                                                                                          9,787
                                                                                       --------
             Total Telecommunication Services                                             9,787
                                                                                       --------
             Total Common Stocks (cost: $560,705)                                       891,866
                                                                                       --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                   MARKET
$(000)/                                                                                   VALUE
SHARES       SECURITY                                                                     (000)
-----------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (4.4%)

             MONEY MARKET FUNDS (4.1%)
38,660,788   State Street Institutional Liquid Reserves Fund
               Premier Class, 0.23%(a),(b)                                             $ 38,661
                                                                                       --------

             U.S. TREASURY BILLS (0.3%)
    $2,310   0.01%, 3/31/2016(c),(d)                                                      2,309
                                                                                       --------
             Total Money Market Instruments (cost: $40,970)                              40,970
                                                                                       --------

             TOTAL INVESTMENTS (COST: $601,675)                                        $932,836
                                                                                       ========

-----------------------------------------------------------------------------------------------
                                                                                     UNREALIZED
NUMBER OF                                                         CONTRACT        APPRECIATION/
CONTRACTS                                       EXPIRATION          VALUE        (DEPRECIATION)
LONG/(SHORT)                                       DATE             (000)                 (000)
-----------------------------------------------------------------------------------------------
                FUTURES (4.4%)
       446      Nasdaq-100 E-Mini Index         3/18/2016        $40,923                  $(216)
                                                                 -------                  -----

                TOTAL FUTURES                                    $40,923                  $(216)
                                                                 =======                  =====

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)            (LEVEL 2)        (LEVEL 3)
                                      QUOTED PRICES    OTHER SIGNIFICANT      SIGNIFICANT
                                  IN ACTIVE MARKETS           OBSERVABLE     UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS               INPUTS           INPUTS             TOTAL
-----------------------------------------------------------------------------------------------------------
Common Stocks                              $891,866                   $-               $-          $891,866
Money Market Instruments:
  Money Market Funds                         38,661                    -                -            38,661
  U.S. Treasury Bills                         2,309                    -                -             2,309
-----------------------------------------------------------------------------------------------------------
Total                                      $932,836                   $-               $-          $932,836
-----------------------------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------------------------
Futures(1)                                 $   (216)                  $-               $-          $   (216)
-----------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

14  | USAA NASDAQ-100 INDEX FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2015.

    (b) Rate represents the money market fund annualized seven-day yield at December 31, 2015.

    (c) Rate represents an annualized yield at time of purchase, not coupon rate.

    (d) Securities with a value of $2,309,000 are segregated as collateral for initial margin requirements on open futures contracts.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  15

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $601,675)                       $932,836
   Cash                                                                                       6
   Receivables:
       Capital shares sold                                                                3,133
       USAA Transfer Agency Company (Note 5D)                                                 5
       Dividends and interest                                                               383
                                                                                       --------
             Total assets                                                               936,363
                                                                                       --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                              449
   Variation margin on futures contracts                                                    519
   Accrued management fees                                                                  158
   Accrued transfer agent's fees                                                             42
   Other accrued expenses and payables                                                      191
                                                                                       --------
             Total liabilities                                                            1,359
                                                                                       --------
                 Net assets applicable to capital shares outstanding                   $935,004
                                                                                       ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                     $606,493
   Accumulated undistributed net investment income                                        5,335
   Accumulated net realized loss on investments and futures transactions                 (7,769)
   Net unrealized appreciation of investments and futures contracts                     330,945
                                                                                       --------
                 Net assets applicable to capital shares outstanding                   $935,004
                                                                                       ========
   Capital shares outstanding, unlimited number of shares
       authorized, no par value                                                          71,985
                                                                                       ========
   Net asset value, redemption price, and offering price per share                     $  12.99
                                                                                       ========

See accompanying notes to financial statements.

================================================================================

16  | USAA NASDAQ-100 INDEX FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $4)                                     $ 9,824
   Interest                                                                                 31
                                                                                       -------
        Total income                                                                     9,855
                                                                                       -------
EXPENSES
   Management fees                                                                       1,654
   Administration and servicing fees                                                     1,241
   Transfer agent's fees                                                                 1,032
   Custody and accounting fees                                                             116
   Postage                                                                                  50
   Shareholder reporting fees                                                               23
   Trustees' fees                                                                           27
   Registration fees                                                                        75
   Professional fees                                                                       114
   Other                                                                                   360
                                                                                       -------
             Total expenses                                                              4,692
                                                                                       -------
NET INVESTMENT INCOME                                                                    5,163
                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS
   Net realized gain on:
        Investments                                                                      7,879
        Futures transactions                                                             4,871
   Change in net unrealized appreciation/(depreciation) of:
        Investments                                                                     52,425
        Futures contracts                                                                  (78)
                                                                                       -------
             Net realized and unrealized gain                                           65,097
                                                                                       -------
   Increase in net assets resulting from operations                                    $70,260
                                                                                       =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------

                                                                          2015                  2014
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $   5,163             $   5,777
   Net realized gain on investments                                      7,879                   723
   Net realized gain on futures transactions                             4,871                 3,630
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                      52,425                87,296
       Futures contracts                                                   (78)                 (538)
                                                                     -------------------------------
       Increase in net assets resulting from operations                 70,260                96,888
                                                                     -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (5,666)               (1,482)
   Net realized gains                                                  (19,044)                    -
                                                                     -------------------------------
       Distributions to shareholders                                   (24,710)               (1,482)
                                                                     -------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                           329,154               269,197
   Reinvested dividends                                                 24,318                 1,442
   Cost of shares redeemed                                            (170,627)             (120,133)
                                                                     -------------------------------
       Increase in net assets from capital share transactions          182,845               150,506
                                                                     -------------------------------
   Capital contribution from USAA Transfer Agency
       Company (Note 5D)                                                     5                     3
                                                                     -------------------------------
   Net increase in net assets                                          228,400               245,915

NET ASSETS
   Beginning of year                                                   706,604               460,689
                                                                     -------------------------------
   End of year                                                       $ 935,004             $ 706,604
                                                                     ===============================
Accumulated undistributed net investment income:
   End of year                                                       $   5,335             $   5,838
                                                                     ===============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                          25,772                23,920
   Shares issued for dividends reinvested                                1,846                   115
   Shares redeemed                                                     (13,425)              (10,869)
                                                                     -------------------------------
       Increase in shares outstanding                                   14,193                13,166
                                                                     ===============================

See accompanying notes to financial statements.

================================================================================

18  | USAA NASDAQ-100 INDEX FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Nasdaq-100 Index Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market. USAA Asset Management Company (the Manager), an affiliate of the Fund, has retained Northern Trust Investments, Inc. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price

================================================================================

20  | USAA NASDAQ-100 INDEX FUND

================================================================================

        is reported or available, the average of the bid and asked prices generally is used.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

    5.  Repurchase agreements are valued at cost.

    6. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

        materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

22  | USAA NASDAQ-100 INDEX FUND

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at December 31, 2015, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objectives. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the Nasdaq-100 Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2015*
    (IN THOUSANDS)

                                             ASSET DERIVATIVES                     LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------------------------
                                     STATEMENT OF                             STATEMENT OF
    DERIVATIVES NOT                  ASSETS AND                               ASSETS AND
    ACCOUNTED FOR AS                 LIABILITIES                              LIABILITIES
    HEDGING INSTRUMENTS              LOCATION             FAIR VALUE          LOCATION              FAIR VALUE
    ----------------------------------------------------------------------------------------------------------
    Equity contracts                 -                        $-              Net unrealized           216**
                                                                              appreciation of
                                                                              investments and
                                                                              futures contracts
    ----------------------------------------------------------------------------------------------------------

    *For open derivative instruments as of December 31, 2015, see the Portfolio of Investments, which also is indicative of activity for the year ended December 31, 2015.

   **Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015
    (IN THOUSANDS)

                                                                                              CHANGE IN
                                                                                              UNREALIZED
    DERIVATIVES NOT                                                    REALIZED               APPRECIATION/
    ACCOUNTED FOR AS                 STATEMENT OF                      GAIN ON                (DEPRECIATION)
    HEDGING INSTRUMENTS              OPERATIONS LOCATION               DERIVATIVES            ON DERIVATIVES
    ----------------------------------------------------------------------------------------------------------
    Equity contracts                 Net realized gain on                $4,871                    $(78)
                                     Futures transactions /
                                     Change in net unrealized
                                     appreciation/(depreciation)
                                     of Futures contracts
    ----------------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-

================================================================================

24  | USAA NASDAQ-100 INDEX FUND

================================================================================

    dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2015, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the year ended December 31, 2015, the Fund paid CAPCO facility fees of $4,000, which represents 1.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2015, and 2014, was as follows:

                                                 2015                2014
                                             -------------------------------
Ordinary income*                             $ 9,538,000          $1,482,000
Long-term realized capital gain               15,172,000                   -
                                             -----------          ----------
  Total distributions paid                   $24,710,000          $1,482,000
                                             -----------          ----------

================================================================================

26  | USAA NASDAQ-100 INDEX FUND

================================================================================

As of December 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  5,335,000
Accumulated capital and other losses                                  (1,868,000)
Unrealized appreciation of investments                               325,044,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2015, the Fund deferred to January 1, 2016, post October capital losses of $1,868,000.

For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2015, were $229,019,000 and $78,057,000, respectively.

As of December 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $607,792,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

Gross unrealized appreciation and depreciation of investments as of December 31, 2015, for federal income tax purposes, were $333,829,000 and $8,785,000, respectively, resulting in net unrealized appreciation of $325,044,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average net assets. For the year ended December 31, 2015, the Fund incurred management fees, paid or payable to the Manager, of $1,654,000.

B. SUBADVISORY ARRANGEMENT(s) - The Manager entered into an Investment Subadvisory Agreement with NTI under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund's average net assets on amounts up to $100 million; 0.04% of net assets for amounts over $100 million and up to $250 million; and 0.03% of net assets for amounts over $250 million.

================================================================================

28  | USAA NASDAQ-100 INDEX FUND

================================================================================

    For the year ended December 31, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $294,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,241,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2015, the Fund reimbursed the Manager $21,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended December 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,032,000. Additionally, the Fund recorded a capital contribution and a receivable from SAS of $5,000 at December 31, 2015, for adjustments related to corrections to certain shareholder transactions.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

30  | USAA NASDAQ-100 INDEX FUND

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------------------------------
                                2015              2014              2013              2012              2011
                            --------------------------------------------------------------------------------
Net asset value at
  beginning of period       $  12.23          $  10.32          $   7.61          $   6.54          $   6.83
                            --------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .08(c)            .09               .06               .05               .01
  Net realized and
    unrealized gain             1.04(c)           1.85              2.68              1.09               .19
                            --------------------------------------------------------------------------------
Total from investment
  operations                    1.12(c)           1.94              2.74              1.14               .20
                            --------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.08)             (.03)             (.03)             (.06)                -
  Realized capital gains        (.28)                -                 -              (.01)             (.49)
                            --------------------------------------------------------------------------------
Total distributions             (.36)             (.03)             (.03)             (.07)             (.49)
                            --------------------------------------------------------------------------------
Net asset value at
  end of period             $  12.99          $  12.23          $  10.32          $   7.61          $   6.54
                            ================================================================================
Total return (%)*               9.09             18.75             36.00             17.46              2.90
Net assets at end of
  period (000)              $935,004          $706,604          $460,689          $309,634          $218,220
Ratios to average
  net assets:**
  Expenses (%)(b)                .57               .59               .64(a)            .71               .78
  Expenses, excluding
    reimbursements (%)(b)        .57               .59               .64               .75               .95
 Net investment
    income (%)                   .62              1.04               .77               .80               .16
Portfolio turnover (%)            10                 6                11                10                27

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $827,641,000.
(a) Prior to May 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.78% of the Fund's average net assets.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                   -                 -              (.00%)(+)         (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Calculated using average shares. For the year ended December 31, 2015, average shares were 64,484,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

EXPENSE EXAMPLE

December 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2015, through December 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

32  | USAA NASDAQ-100 INDEX FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING              ENDING              DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE           JULY 1, 2015 -
                                          JULY 1, 2015       DECEMBER 31, 2015       DECEMBER 31, 2015
                                         -------------------------------------------------------------
Actual                                     $1,000.00             $1,048.05                  $2.99

Hypothetical
 (5% return before expenses)                1,000.00              1,022.28                   2.96

*Expenses are equal to the Fund's annualized expense ratio of 0.58%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 4.81% for the six-month period of July 1, 2015, through December 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  33

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

34  | USAA NASDAQ-100 INDEX FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' of experience as a Board Member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. AIM Management Group, Inc. (10/87-01/06), an investment fund manager, where she served as a Director of Financial Planning and Analysis and Chief Financial Officer. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board Member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

36  | USAA NASDAQ-100 INDEX FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in September 2014.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

38  | USAA NASDAQ-100 INDEX FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

40  | USAA NASDAQ-100 INDEX FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   37732-0216                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                              [GRAPHIC OF USAA REAL RETURN FUND]

 =========================================================

       ANNUAL REPORT
       USAA REAL RETURN FUND
       FUND SHARES o INSTITUTIONAL SHARES
       DECEMBER 31, 2015

 =========================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"IN OUR VIEW, WE HAVE ENTERED A PERIOD WHEN
MARKET RETURNS ARE LIKELY TO BE MORE MODEST         [PHOTO OF BROOKS ENGLEHARDT]
THAN THEY HAVE BEEN IN RECENT YEARS."

--------------------------------------------------------------------------------

FEBRUARY 2016

Volatility returned to the financial markets during the 12-month reporting period ended December 31, 2015, and at the end of that period little had changed. U.S. stocks recorded only a small gain, while stocks of non-U.S. developed markets fared slightly better. Emerging markets equities were the exception among stocks, suffering a decline. Meanwhile, the broad U.S. fixed-income market finished the end of 2015 about where it started, despite expectations early in the year that interest rates would increase earlier than they actually did.

Many market participants could not have anticipated this outcome. At the beginning of the year 2015, U.S. stocks led global equity markets, continuing a six-year bull run, reinforced by the hope that the global economic recovery would become self-sustaining. U.S. economic growth, although slow, led the Federal Reserve (the Fed) to signal that it might begin raising short-term interest rates. At the same time, persistent economic weakness outside the United States led many global central banks to move in a different direction, cutting interest rates and boosting quantitative easing (through quantitative easing, a central bank purchases government securities to lower interest rates and increase the money supply). In response, non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies during the spring of 2015.

By June 2015, the global equity markets grew increasingly volatile. Greece once again grabbed headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. In July 2015, worries about China's slow economic growth contributed to a plunge in the Chinese stock market, with many other emerging stock markets falling similarly. In response, the Chinese authorities surprised investors by devaluing China's currency, the renminbi, adding to existing concerns about the health of the global economy. The result was a broad sell-off of riskier asset classes around the world. Market turbulence continued into the final months of the year, with U.S. and non-U.S. stocks posting strong gains in October and November 2015 and retreating again in December 2015. Also in December 2015, the Fed finally ended its near-zero interest rate policy, raising the target federal funds rate by 0.25%--the first increase in nearly a decade.

Also of note during 2015 was the steady decline in commodity prices. In our view, no single factor was responsible for the drop in oil, natural gas, coal, and industrial metals prices. The divergence in global economic growth and central

================================================================================

================================================================================

bank monetary policy likely created uncertainty in the world's commodities markets. Softening global demand was also likely a proximate cause and in the case of energy, oversupply was a contributing factor. In addition, commodities are generally priced in U.S. dollars, so when the U.S. dollar appreciates, as it did during the year 2015, it generally drives commodity prices down.

The events of 2015 are a helpful reminder that no one knows which headlines will affect the financial markets at any given time. Volatility is to be expected from time to time and is normal market behavior, even if it has been several years since we have seen this level of turbulence. Indeed, we anticipate ongoing volatility--at least for the short-term--in the financial markets, which is all the more reason to maintain a long-term perspective. Long-term investors are encouraged not to make hasty portfolio decisions based on market turmoil. It is nearly impossible to perfectly time the market, and those who sell during volatile time periods can miss out on subsequent market gains. In our opinion, investment decisions should be based on one's long-term objectives, time horizon, and risk tolerance.

We also encourage investors to take advantage of every opportunity to save. In our view, we have entered a period when market returns are likely to be more modest than they have been in recent years. So the sooner you invest money, the sooner it can start working for you. Our financial advisors are available to help you seek the most out of your money in 2016 and beyond, so please call one of our financial advisors.

From all of us at USAA Investments, thank you for your continued investment in our family of mutual funds. Rest assured that our team of portfolio managers will do their utmost to stay abreast of changing market conditions as they strive to help you achieve your long-term financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                           1

MANAGERS' COMMENTARY                                                                     2

INVESTMENT OVERVIEW                                                                      6

FINANCIAL INFORMATION

    Distributions to Shareholders                                                       12

    Report of Independent Registered
      Public Accounting Firm                                                            13

    Portfolio of Investments                                                            14

    Notes to Portfolio of Investments                                                   30

    Financial Statements                                                                34

    Notes to Financial Statements                                                       37

EXPENSE EXAMPLE                                                                         56

TRUSTEES' AND OFFICERS' INFORMATION                                                     58

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201625-0216

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA REAL RETURN FUND (THE FUND) SEEKS A TOTAL RETURN THAT EXCEEDS THE RATE OF INFLATION OVER AN ECONOMIC CYCLE.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest its assets principally in a portfolio of investments that the Adviser believes will have a total return that exceeds the rate of inflation over an economic cycle. In pursuing its investment objective, the Fund will allocate its assets under normal market conditions among the following asset classes: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, investment-grade securities, high-yield bonds (also known as "junk" bonds), and non-U.S. dollar instruments, including foreign currencies; (3) equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs), including those that the Adviser believes have a high correlation to measures of inflation; and (4) commodity-linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments. In allocating the Fund's assets, the Adviser may invest all or a substantial portion of the Fund's assets in one or a limited number of these asset classes. In addition, the allocation of the Fund's assets among these classes may vary substantially from time to time.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                      WASIF A. LATIF
    JULIANNE BASS, CFA                       STEPHAN J. KLAFFKE, CFA
    DAN DENBOW, CFA                          BRIAN W. SMITH, CFA, CPA
    R. MATTHEW FREUND, CFA

--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   The reporting period ended December 31, 2015, proved to be a challenging period for inflation-sensitive assets and, by extension, the Fund. Slowing global growth and rising investor risk aversion led to lower returns across the global financial markets, including the majority of the asset classes in which the Fund is invested. In addition, the slowing growth in China and other emerging markets caused a considerable decline in investor expectations for future inflation.

   Evidence of falling current inflation added fuel to these concerns. The U.S. inflation rate declined from its level of 2014 and remained stubbornly below the Federal Reserve's (the Fed) 2% target. Japan's inflation rate also fell throughout the course of the year despite the aggressive quantitative easing policy being employed by the nation's central bank. In Europe, the rate of inflation showed signs of accelerating as the year progressed, but it remained uncomfortably close to zero throughout the second half of 2015. Together, these factors represented a significant headwind for both inflation-sensitive assets and the Fund's reporting period results.

================================================================================

2  | USAA REAL RETURN FUND

================================================================================

o HOW DID THE USAA REAL RETURN FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has two share classes: Fund Shares and Institutional Shares. At the end of the reporting period, the Fund Shares and Institutional Shares had total returns of -7.75% and -7.56%, respectively. This compares to a total return of -1.72% for the Barclays U.S. Government Inflation-Linked Bond Index.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE DURING THE REPORTING PERIOD.

   The Fund's commodities exposure, which we achieved through investments in a basket of exchange-traded funds (ETFs) and individual natural resources stocks, was one of the most notable detractors from Fund performance. The price of oil and other commodities plunged during 2015, as supply did not fall fast enough to make up for reduced demand from China and other emerging markets. While commodity prices came under substantial pressure in 2015, we believe this asset class remains important to diversification due to its ability to offset the potential long-term impact of inflation.

   Our position in gold and gold-related equities also detracted from performance. While gold outperformed the broader commodity market during 2015, it nonetheless lost ground amid an environment of slowing growth and declining inflation expectations. Gold stocks, for their part, fell due to the general weakness in global equities. We maintain the Fund's precious metals allocation, as we believe the asset class offers a compelling risk/return profile at this stage.

   Refer to page 7 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   The Fund's allocation to Treasury Inflation Protected Securities (TIPS) performed better than many other segments of the financial markets, but it still suffered a modest loss. TIPS lagged U.S. Treasuries as investors factored lower inflation expectations into prices.

   We seek to take a flexible approach by investing not just in inflation-sensitive assets, but also in other market segments that we believe have the potential to deliver positive performance even during times when inflation is low. This portion of the portfolio delivered mixed results during 2015. On the plus side, the Fund's allocation to real estate investment trusts (REITs) finished 2015 with a positive return as the continued strength in the property market offset concerns about the potential impact of Fed interest rate increases. However, the Fund's allocation to emerging markets stocks performed poorly and finished with a loss. The asset class was hurt by the combined pressure of falling commodity prices, negative headlines in Brazil and China, and the strength of the U.S. dollar. The Fund's allocation to domestic equities detracted from its performance as well, although not to the extent of the emerging markets position. Our emphasis on stocks with the potential for long-term dividend growth was a slight headwind for performance at a time in which faster-growing companies typically outpaced the broader market.

   The Fund's positioning within its fixed-income allocation detracted from performance during 2015. In addition to the position in TIPS, we devoted portions of the portfolio to high-yield bonds and emerging-market debt. High-yield bonds underperformed in 2015, as the downturn in commodity prices weighed heavily on the many energy and mining issuers within the asset class. The Fund's position in local currency emerging-markets debt also finished 2015 in negative territory. From a longer-term standpoint, we believe the above-average income in these market segments could make a meaningful contribution to performance and help offset the impact of inflation.

   The Fund's investment-grade bond portfolio declined in value, but it also provided both income and a measure of stability to Fund performance. At a time in which investors gravitated from bond market segments with

================================================================================

4  | USAA REAL RETURN FUND

================================================================================

   the highest sensitivity to the growth outlook, the Fund's positions in lower-rated investment-grade corporate bonds detracted from its performance. However, we believe that the Fund's allocation to this market segment could have a substantial positive impact on longer-term results.

   Financial assets in general, and inflation-sensitive assets in particular, faced significant headwinds during 2015. However, we continue to focus on the longer-term trends in the global economy rather than short-term performance results. Although China's growth outlook has become less favorable, the United States and Europe appear to be on track to generate positive economic growth in the year ahead. Even more important, the underperformance of TIPS, commodities, and similar investments demonstrates a substantial decline in investors' inflation expectations. We believe, that this may not take into consideration the aggressive, inflationary policies being pursued by the European Central Bank and the Bank of Japan, as well as the economic stimulus being put into place by the Chinese government. We believe that there may be a disconnect between investors' inflation expectations on one hand, and the outlook for economic growth and central bank policy on the other hand, which could point to increasingly attractive valuations in inflation-sensitive assets.

   Thank you for your investment in the Fund.

   The Real Return Fund may be subject to stock market risk and is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, shares of the Fund may be worth more or less than the original cost. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Investing in REITs has some of the same risks associated with the direct ownership of real estate. o ETFs are subject to risks similar to those of stocks. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as junk bonds since they represent a greater risk of default than more creditworthy investment-grade securities.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA REAL RETURN FUND SHARES (FUND SHARES)
(Ticker Symbol: USRRX)


--------------------------------------------------------------------------------
                                        12/31/15                    12/31/14
--------------------------------------------------------------------------------

Net Assets                           $69.4 Million               $78.8 Million
Net Asset Value Per Share                $9.14                       $9.99


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                         5 YEAR           SINCE INCEPTION 10/18/10

    -7.75%                          0.88%                    1.02%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/14*
--------------------------------------------------------------------------------

                                      1.15%

               (Includes acquired fund fees and expenses of 0.16%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA REAL RETURN FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

<CATION>
                        BARCLAYS U.S. GOVERNMENT
                            INFLATION-LINKED               USAA REAL RETURN
                               BOND INDEX                     FUND SHARES
10/31/2010                     $10,000.00                     $10,000.00
11/30/2010                       9,826.89                       9,960.00
12/31/2010                       9,673.15                      10,088.37
 1/31/2011                       9,687.15                      10,088.37
 2/28/2011                       9,772.07                      10,239.25
 3/31/2011                       9,872.03                      10,320.65
 4/30/2011                      10,125.78                      10,563.72
 5/31/2011                      10,153.88                      10,563.72
 6/30/2011                      10,238.43                      10,469.70
 7/31/2011                      10,652.60                      10,561.72
 8/31/2011                      10,748.06                      10,367.46
 9/30/2011                      10,730.33                       9,920.52
10/31/2011                      10,930.92                      10,394.39
11/30/2011                      11,018.86                      10,322.28
12/31/2011                      11,025.66                      10,298.24
 1/31/2012                      11,284.56                      10,654.07
 2/29/2012                      11,242.17                      10,821.52
 3/31/2012                      11,114.59                      10,801.34
 4/30/2012                      11,349.91                      10,832.96
 5/31/2012                      11,559.45                      10,580.05
 6/30/2012                      11,491.59                      10,750.37
 7/31/2012                      11,723.83                      10,899.09
 8/31/2012                      11,681.58                      11,047.81
 9/30/2012                      11,742.40                      11,279.95
10/31/2012                      11,854.51                      11,333.46
11/30/2012                      11,912.35                      11,312.05
12/31/2012                      11,826.52                      11,444.92
 1/31/2013                      11,736.66                      11,521.07
 2/28/2013                      11,738.84                      11,466.68
 3/31/2013                      11,768.72                      11,565.79
 4/30/2013                      11,881.22                      11,653.32
 5/31/2013                      11,325.88                      11,412.60
 6/30/2013                      10,899.14                      11,053.03
 7/31/2013                      10,973.23                      11,317.25
 8/31/2013                      10,809.84                      11,163.12
 9/30/2013                      10,968.86                      11,329.02
10/31/2013                      11,032.45                      11,539.22
11/30/2013                      10,897.41                      11,406.46
12/31/2013                      10,731.46                      11,394.39
 1/31/2014                      10,964.59                      11,294.04
 2/28/2014                      11,017.63                      11,628.52
 3/31/2014                      10,968.53                      11,690.41
 4/30/2014                      11,128.79                      11,836.12
 5/31/2014                      11,379.12                      11,959.42
 6/30/2014                      11,413.39                      12,210.20
 7/31/2014                      11,425.39                      12,097.46
 8/31/2014                      11,488.23                      12,232.75
 9/30/2014                      11,179.32                      11,734.58
10/31/2014                      11,288.29                      11,745.89
11/30/2014                      11,322.44                      11,678.00
12/31/2014                      11,207.08                      11,425.08
 1/31/2015                      11,577.72                      11,493.70
 2/28/2015                      11,427.00                      11,585.19
 3/31/2015                      11,371.44                      11,367.90
 4/30/2015                      11,450.42                      11,585.19
 5/31/2015                      11,345.28                      11,470.83
 6/30/2015                      11,221.37                      11,254.65
 7/31/2015                      11,255.91                      11,059.61
 8/31/2015                      11,160.57                      10,703.96
 9/30/2015                      11,084.49                      10,554.82
10/31/2015                      11,119.04                      10,876.05
11/30/2015                      11,109.39                      10,703.96
12/31/2015                      11,014.75                      10,539.80

                                   [END CHART]

                        Data from 10/31/10 to 12/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Shares to the following benchmark:

o The unmanaged Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Government Inflation-Linked Bond Index is calculated from the end of the month of October 31, 2010, while the inception date of the Fund Shares is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA REAL RETURN FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIRRX)


--------------------------------------------------------------------------------
                                         12/31/15                     12/31/14
--------------------------------------------------------------------------------

Net Assets                            $275.3 Million              $382.0 Million
Net Asset Value Per Share                 $9.15                       $10.00


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                      5 YEAR                SINCE INCEPTION 10/18/10

    -7.56%                       1.10%                         1.23%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/14*
--------------------------------------------------------------------------------

                                      0.96%

               (Includes acquired fund fees and expenses of 0.16%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA REAL RETURN FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          BARCLAYS U.S. GOVERNMENT              USAA REAL RETURN
                              INFLATION-LINKED                 FUND INSTITUTIONAL
                                 BOND INDEX                         SHARES
10/31/2010                       $10,000.00                       $10,000.00
11/30/2010                         9,826.89                         9,970.00
12/31/2010                         9,673.15                        10,091.00
 1/31/2011                         9,687.15                        10,091.00
 2/28/2011                         9,772.07                        10,241.91
 3/31/2011                         9,872.03                        10,327.65
 4/30/2011                        10,125.78                        10,581.02
 5/31/2011                        10,153.88                        10,581.02
 6/30/2011                        10,238.43                        10,481.44
 7/31/2011                        10,652.60                        10,583.80
 8/31/2011                        10,748.06                        10,389.32
 9/30/2011                        10,730.33                         9,946.91
10/31/2011                        10,930.92                        10,421.56
11/30/2011                        11,018.86                        10,349.33
12/31/2011                        11,025.66                        10,330.72
 1/31/2012                        11,284.56                        10,687.31
 2/29/2012                        11,242.17                        10,855.12
 3/31/2012                        11,114.59                        10,839.63
 4/30/2012                        11,349.91                        10,871.32
 5/31/2012                        11,559.45                        10,617.76
 6/30/2012                        11,491.59                        10,793.65
 7/31/2012                        11,723.83                        10,942.82
 8/31/2012                        11,681.58                        11,091.99
 9/30/2012                        11,742.40                        11,319.44
10/31/2012                        11,854.51                        11,383.88
11/30/2012                        11,912.35                        11,373.14
12/31/2012                        11,826.52                        11,506.28
 1/31/2013                        11,736.66                        11,582.77
 2/28/2013                        11,738.84                        11,528.14
 3/31/2013                        11,768.72                        11,632.76
 4/30/2013                        11,881.22                        11,720.72
 5/31/2013                        11,325.88                        11,478.82
 6/30/2013                        10,899.14                        11,123.54
 7/31/2013                        10,973.23                        11,389.18
 8/31/2013                        10,809.84                        11,245.29
 9/30/2013                        10,968.86                        11,407.26
10/31/2013                        11,032.45                        11,607.58
11/30/2013                        10,897.41                        11,485.16
12/31/2013                        10,731.46                        11,478.47
 1/31/2014                        10,964.59                        11,377.49
 2/28/2014                        11,017.63                        11,714.10
 3/31/2014                        10,968.53                        11,780.72
 4/30/2014                        11,128.79                        11,927.42
 5/31/2014                        11,379.12                        12,051.55
 6/30/2014                        11,413.39                        12,310.92
 7/31/2014                        11,425.39                        12,197.35
 8/31/2014                        11,488.23                        12,333.63
 9/30/2014                        11,179.32                        11,826.12
10/31/2014                        11,288.29                        11,848.93
11/30/2014                        11,322.44                        11,780.51
12/31/2014                        11,207.08                        11,531.41
 1/31/2015                        11,577.72                        11,589.07
 2/28/2015                        11,427.00                        11,692.85
 3/31/2015                        11,371.44                        11,473.76
 4/30/2015                        11,450.42                        11,704.38
 5/31/2015                        11,345.28                        11,577.54
 6/30/2015                        11,221.37                        11,371.00
 7/31/2015                        11,255.91                        11,174.15
 8/31/2015                        11,160.57                        10,815.19
 9/30/2015                        11,084.49                        10,676.24
10/31/2015                        11,119.04                        10,988.88
11/30/2015                        11,109.39                        10,826.77
12/31/2015                        11,014.75                        10,659.76

                                   [END CHART]

                        Data from 10/31/10 to 12/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Institutional Shares to the benchmark listed above (see page 7 for the benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Government Inflation-Linked Bond Index is calculated from the end of the month, October 31, 2010, while the inception date of the Institutional Shares is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 12/31/15 o
                                (% of Net Assets)

iShares Core MSCI Emerging Markets ETF* ..............................  5.6
United States Commodity Index Fund ...................................  5.5
PowerShares DB Commodity Index Tracking Fund .........................  4.7
iShares TIPS Bond ETF* ...............................................  3.1
Vanguard REIT ETF* ...................................................  2.6
WisdomTree Emerging Markets Local Debt Fund* .........................  2.0
First Trust Global Tactical Commodity Strategy Fund ..................  1.4
iShares Gold Trust ...................................................  1.2
WisdomTree India Earnings Fund* ......................................  0.8
iShares iBoxx Investment Grade Corporate Bond ETF* ...................  0.8

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

10  | USAA REAL RETURN FUND

================================================================================

                    O TOP 10 BOND HOLDINGS - 12/31/15 O
                             (% OF Net Assets)

U.S. Treasury Inflation-Indexed Notes
  1.25%, 7/15/2020 ...................................................  2.7%
  2.50%, 1/15/2029 ...................................................  2.4%
  0.13%, 1/15/2023 ...................................................  2.2%
  1.13%, 1/15/2021 ...................................................  2.1%
  0.13%, 1/15/2022 ...................................................  2.1%
  0.63%, 7/15/2021 ...................................................  2.0%
  1.38%, 1/15/2020 ...................................................  1.4%
  0.38%, 7/15/2023 ...................................................  1.4%
  0.13%, 7/15/2022 ...................................................  1.3%
  0.63%, 2/15/2043 ...................................................  1.3%

                      o TOP 10 INDUSTRIES - 12/31/15 o
                             (% of Net Assets)
U.S. Government ...................................................... 26.0%
Oil & Gas Drilling ................................................... 10.3%
REITs - Retail .......................................................  2.3%
Pharmaceuticals ......................................................  2.1%
Gold .................................................................  2.0%
Regional Bank ........................................................  2.0%
Diversified Banks ....................................................  1.9%
REITs - Residential ..................................................  1.7%
Oil & Gas Storage & Transportation ...................................  1.7%
Property & Casualty Insurance ........................................  1.4%

You will find a complete list of securities that the Fund owns on pages 14-29.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2015:

    DIVIDEND RECEIVED        QUALIFIED DIVIDEND
   DEDUCTION (CORPORATE    INCOME (NON-CORPORATE    QUALIFIED INTEREST
     SHAREHOLDERS)(1)         SHAREHOLDERS)(1)            INCOME
   -------------------------------------------------------------------
         37.66%                    53.88%               $1,947,000
   -------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

12  | USAA REAL RETURN FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA REAL RETURN FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Real Return Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Real Return Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 16, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2015

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES       SECURITY                                                                                       (000)
--------------------------------------------------------------------------------------------------------------------
                U.S. EQUITY SECURITIES (17.6%)

                COMMON STOCKS (12.9%)

                CONSUMER DISCRETIONARY (1.0%)
                -----------------------------
                ADVERTISING (0.2%)
        6,600   Omnicom Group, Inc.(a)                                                                      $    499
                                                                                                            --------
                AUTO PARTS & EQUIPMENT (0.2%)
       16,500   Johnson Controls, Inc.                                                                           651
                                                                                                            --------
                AUTOMOBILE MANUFACTURERS (0.1%)
       34,900   Ford Motor Co.                                                                                   492
                                                                                                            --------
                HOTELS, RESORTS & CRUISE LINES (0.3%)
       18,000   Carnival Corp.                                                                                   981
                                                                                                            --------
                SPECIALIZED CONSUMER SERVICES (0.2%)
       21,100   H&R Block, Inc.                                                                                  703
                                                                                                            --------
                Total Consumer Discretionary                                                                   3,326
                                                                                                            --------
                CONSUMER STAPLES (0.4%)
                -----------------------
                FOOD DISTRIBUTORS (0.1%)
        6,600   Sysco Corp.(a)                                                                                   271
                                                                                                            --------
                HOUSEHOLD PRODUCTS (0.1%)
        5,900   Procter & Gamble Co.                                                                             468
                                                                                                            --------
                HYPERMARKETS & SUPER CENTERS (0.1%)
        5,200   Wal-Mart Stores, Inc.                                                                            319
                                                                                                            --------
                TOBACCO (0.1%)
        3,800   Philip Morris International, Inc.                                                                334
                                                                                                            --------
                Total Consumer Staples                                                                         1,392
                                                                                                            --------
                ENERGY (1.1%)
                -------------
                INTEGRATED OIL & GAS (0.8%)
       16,100   Chevron Corp.                                                                                  1,448
       21,100   Occidental Petroleum Corp.                                                                     1,427
                                                                                                            --------
                                                                                                               2,875
                                                                                                            --------

================================================================================

14  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES       SECURITY                                                                                       (000)
--------------------------------------------------------------------------------------------------------------------
                OIL & GAS DRILLING (0.1%)
       22,500   Transocean Ltd.                                                                             $    278
                                                                                                            --------
                OIL & GAS EXPLORATION & PRODUCTION (0.2%)
       10,000   ConocoPhillips(a)                                                                                467
       19,200   Marathon Oil Corp.                                                                               242
                                                                                                            --------
                                                                                                                 709
                                                                                                            --------
                Total Energy                                                                                   3,862
                                                                                                            --------
                FINANCIALS (2.8%)
                -----------------
                ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
        5,900   State Street Corp.                                                                               391
                                                                                                            --------
                CONSUMER FINANCE (0.3%)
        9,100   Capital One Financial Corp.                                                                      657
        9,376   Synchrony Financial*                                                                             285
                                                                                                            --------
                                                                                                                 942
                                                                                                            --------
                DIVERSIFIED BANKS (0.9%)
       32,700   JPMorgan Chase & Co.                                                                           2,159
       16,900   Wells Fargo & Co.(a)                                                                             919
                                                                                                            --------
                                                                                                               3,078
                                                                                                            --------
                INVESTMENT BANKING & BROKERAGE (0.1%)
        8,100   Morgan Stanley                                                                                   258
                                                                                                            --------
                LIFE & HEALTH INSURANCE (0.4%)
       29,700   MetLife, Inc.                                                                                  1,432
                                                                                                            --------
                REGIONAL BANKS (1.0%)
       31,100   BB&T Corp.                                                                                     1,176
       18,400   Fifth Third Bancorp(a)                                                                           370
       26,500   KeyCorp                                                                                          349
       15,300   PNC Financial Services Group, Inc.                                                             1,458
                                                                                                            --------
                                                                                                               3,353
                                                                                                            --------
                Total Financials                                                                               9,454
                                                                                                            --------
                HEALTH CARE (2.3%)
                ------------------
                BIOTECHNOLOGY (0.7%)
       40,200   AbbVie, Inc.                                                                                   2,381
                                                                                                            --------
                HEALTH CARE EQUIPMENT (0.2%)
        9,500   Medtronic plc                                                                                    731
                                                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES       SECURITY                                                                                       (000)
--------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS (1.4%)
       15,500   Johnson & Johnson                                                                           $  1,592
       26,500   Merck & Co., Inc.                                                                              1,400
       56,000   Pfizer, Inc.                                                                                   1,808
                                                                                                            --------
                                                                                                               4,800
                                                                                                            --------
                Total Health Care                                                                              7,912
                                                                                                            --------
                INDUSTRIALS (2.1%)
                ------------------
                AEROSPACE & DEFENSE (0.5%)
        6,800   Raytheon Co.                                                                                     847
        8,400   United Technologies Corp.(a)                                                                     807
                                                                                                            --------
                                                                                                               1,654
                                                                                                            --------
                AIR FREIGHT & LOGISTICS (0.1%)
        4,100   United Parcel Service, Inc. "B"                                                                  395
                                                                                                            --------
                CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
        3,500   Caterpillar, Inc.(a)                                                                             238
                                                                                                            --------
                ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
       25,100   Eaton Corp. plc                                                                                1,306
                                                                                                            --------
                ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
       18,400   Republic Services, Inc.                                                                          809
                                                                                                            --------
                INDUSTRIAL CONGLOMERATES (0.6%)
       74,674   General Electric Co.                                                                           2,326
                                                                                                            --------
                INDUSTRIAL MACHINERY (0.2%)
        2,500   Parker-Hannifin Corp.                                                                            242
        3,400   Stanley Black & Decker, Inc.(a)                                                                  363
                                                                                                            --------
                                                                                                                 605
                                                                                                            --------
                Total Industrials                                                                              7,333
                                                                                                            --------
                INFORMATION TECHNOLOGY (2.5%)
                -----------------------------
                COMMUNICATIONS EQUIPMENT (0.7%)
       67,910   Cisco Systems, Inc.                                                                            1,844
        8,500   QUALCOMM, Inc.                                                                                   425
                                                                                                            --------
                                                                                                               2,269
                                                                                                            --------
                SEMICONDUCTORS (0.7%)
       48,600   Intel Corp.                                                                                    1,674
       16,500   Texas Instruments, Inc.                                                                          905
                                                                                                            --------
                                                                                                               2,579
                                                                                                            --------
                SYSTEMS SOFTWARE (0.6%)
       39,100   Microsoft Corp.                                                                                2,169
                                                                                                            --------

================================================================================

16  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES       SECURITY                                                                                       (000)
--------------------------------------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.5%)
       40,400   Hewlett Packard Enterprise Co.                                                              $    614
       46,000   HP, Inc.                                                                                         545
       14,400   Seagate Technology plc                                                                           528
                                                                                                            --------
                                                                                                               1,687
                                                                                                            --------
                Total Information Technology                                                                   8,704
                                                                                                            --------
                MATERIALS (0.3%)
                ----------------
                DIVERSIFIED CHEMICALS (0.1%)
       26,700   Huntsman Corp.                                                                                   304
                                                                                                            --------
                DIVERSIFIED METALS & MINING (0.1%)
       47,200   Freeport-McMoRan, Inc.(a)                                                                        319
                                                                                                            --------
                PAPER PACKAGING (0.1%)
        6,800   Bemis Co., Inc.                                                                                  304
                                                                                                            --------
                Total Materials                                                                                  927
                                                                                                            --------
                TELECOMMUNICATION SERVICES (0.2%)
                ---------------------------------
                INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
       16,881   Verizon Communications, Inc.(a)                                                                  780
                                                                                                            --------
                UTILITIES (0.2%)
                ----------------
                ELECTRIC UTILITIES (0.1%)
        4,500   Edison International                                                                             267
                                                                                                            --------
                MULTI-UTILITIES (0.1%)
       15,000   CenterPoint Energy, Inc.                                                                         275
                                                                                                            --------
                Total Utilities                                                                                  542
                                                                                                            --------
                Total Common Stocks (cost: $37,601)                                                           44,232
                                                                                                            --------
                PREFERRED STOCKS (0.1%)

                ENERGY (0.1%)
                -------------
                OIL & GAS EXPLORATION & PRODUCTION (0.1%)
        1,000   Chesapeake Energy Corp., 5.75%, perpetual(b) (cost: $987)                                        207
                                                                                                            --------
                EXCHANGE-TRADED FUNDS (0.2%)
       11,800   Energy Select Sector SPDR ETF (cost $998)                                                        714
                                                                                                            --------
                FIXED-INCOME EXCHANGE-TRADED FUNDS (4.4%)
       23,800   iShares iBoxx High Yield Corporate Bond ETF                                                    1,918
       25,300   iShares iBoxx Investment Grade Corporate Bond ETF                                              2,884
       96,600   iShares TIPS Bond ETF                                                                         10,595
                                                                                                            --------
                Total Fixed-Income Exchange-Traded Funds (cost: $15,900)                                      15,397
                                                                                                            --------
                Total U.S. Equity Securities (cost: $55,486)                                                  60,550
                                                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES       SECURITY                                                                                       (000)
--------------------------------------------------------------------------------------------------------------------
                INTERNATIONAL EQUITY SECURITIES (13.7%)

                COMMON STOCKS (2.1%)

                CONSUMER STAPLES (0.2%)
                -----------------------
                PERSONAL PRODUCTS (0.2%)
       17,000   Unilever N.V.                                                                               $    737
                                                                                                            --------
                ENERGY (0.4%)
                -------------
                INTEGRATED OIL & GAS (0.4%)
       27,983   Royal Dutch Shell plc ADR "A"                                                                  1,282
                                                                                                            --------
                FINANCIALS (0.4%)
                -----------------
                DIVERSIFIED BANKS (0.4%)
       31,500   HSBC Holdings plc ADR                                                                          1,243
                                                                                                            --------
                HEALTH CARE (0.4%)
                ------------------
                PHARMACEUTICALS (0.4%)
       14,200   Novartis AG ADR                                                                                1,222
        5,800   Sanofi ADR(a)                                                                                    247
                                                                                                            --------
                Total Health Care                                                                              1,469
                                                                                                            --------
                MATERIALS (0.2%)
                ----------------
                DIVERSIFIED METALS & MINING (0.2%)
       19,100   Rio Tinto plc ADR                                                                                556
                                                                                                            --------
                TELECOMMUNICATION SERVICES (0.4%)
                ---------------------------------
                WIRELESS TELECOMMUNICATION SERVICES (0.4%)
       19,600   Rogers Communications, Inc. "B"                                                                  675
       27,800   Vodafone Group plc ADR                                                                           897
                                                                                                            --------
                Total Telecommunication Services                                                               1,572
                                                                                                            --------
                UTILITIES (0.1%)
                ----------------
                MULTI-UTILITIES (0.1%)
        4,200   National Grid plc ADR                                                                            292
                                                                                                            --------
                Total Common Stocks (cost: $8,434)                                                             7,151
                                                                                                            --------
                EXCHANGE-TRADED FUNDS (9.6%)
       76,500   EGShares Emerging Markets Consumer ETF                                                         1,626
      494,700   iShares Core MSCI Emerging Markets ETF                                                        19,486
       58,139   iShares MSCI Turkey ETF                                                                        2,114
      123,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                               1,715
       14,800   SPDR S&P China ETF                                                                             1,088
       84,304   WisdomTree Emerging Markets High Dividend Fund                                                 2,667
       47,000   WisdomTree Emerging Markets SmallCap Dividend Fund                                             1,649

================================================================================

18  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES       SECURITY                                                                                       (000)
--------------------------------------------------------------------------------------------------------------------
      150,000   WisdomTree India Earnings Fund                                                              $  2,979
                                                                                                            --------
                Total Exchange-Traded Funds (cost: $43,529)                                                   33,324
                                                                                                            --------
                FIXED-INCOME EXCHANGE-TRADED FUNDS (2.0%)
      202,400   WisdomTree Emerging Markets Local Debt Fund (cost $9,575)                                      6,938
                                                                                                            --------
                Total International Equity Securities (cost: $61,538)                                         47,413
                                                                                                            --------
                PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (14.3%)

                GOLD (0.6%)

                AFRICAN GOLD COMPANIES (0.1%)
       13,200   AngloGold Ashanti Ltd. ADR*                                                                       94
       30,000   Gold Fields Ltd. ADR                                                                              83
                                                                                                            --------
                                                                                                                 177
                                                                                                            --------
                AUSTRALIAN GOLD COMPANIES (0.1%)
       19,000   Newcrest Mining Ltd.*                                                                            180
                                                                                                            --------
                EUROPEAN GOLD COMPANIES (0.0%)
        2,600   Randgold Resources Ltd. ADR                                                                      161
                                                                                                            --------
                NORTH AMERICAN GOLD COMPANIES (0.4%)
        4,100   Agnico-Eagle Mines Ltd.                                                                          108
       25,707   Alamos Gold, Inc. "A"                                                                             84
       70,000   B2Gold Corp.*                                                                                     71
       11,200   Barrick Gold Corp.                                                                                83
       34,000   Centerra Gold, Inc.                                                                              162
       62,000   Dundee Precious Metals, Inc.*                                                                     57
       51,000   Eldorado Gold Corp.                                                                              151
        7,400   Goldcorp, Inc.                                                                                    85
       46,000   Kinross Gold Corp.*                                                                               84
       46,000   New Gold, Inc.*                                                                                  107
        6,600   Newmont Mining Corp.                                                                             119
        3,800   Royal Gold, Inc.                                                                                 139
       56,000   SEMAFO, Inc.*                                                                                    142
       39,000   Yamana Gold, Inc.                                                                                 72
                                                                                                            --------
                                                                                                               1,464
                                                                                                            --------
                SOUTH AMERICAN GOLD COMPANIES (0.0%)
       29,000   Compania de Minas Buenaventura S.A. ADR*                                                         124
                                                                                                            --------
                Total Gold (cost: $5,921)                                                                      2,106
                                                                                                            --------
                SILVER (0.1%)
       21,000   Pan American Silver Corp.                                                                        136
       13,100   Silver Wheaton Corp.                                                                             163
       19,600   Tahoe Resources, Inc.                                                                            170
                                                                                                            --------
                Total Silver (cost: $819)                                                                        469
                                                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES       SECURITY                                                                                       (000)
--------------------------------------------------------------------------------------------------------------------
                EXCHANGE-TRADED FUNDS (13.6%)
      239,200   First Trust Global Tactical Commodity Strategy Fund*                                        $  4,853
      400,000   iShares Gold Trust*                                                                            4,092
       90,000   iShares Silver Trust*                                                                          1,187
       11,300   Market Vectors Oil Service ETF                                                                   299
    1,215,700   PowerShares DB Commodity Index Tracking Fund*                                                 16,242
       46,100   SPDR S&P Oil & Gas Exploration & Production ETF                                                1,393
      465,500   United States Commodity Index Fund*                                                           18,839
                                                                                                            --------
                Total Exchange-Traded Funds (cost: $59,593)                                                   46,905
                                                                                                            --------
                Total Precious Metals and Commodity-Related Securities (cost: $66,333)                        49,480
                                                                                                            --------
                GLOBAL REAL ESTATE EQUITY SECURITIES (10.0%)

                COMMON STOCKS (7.4%)

                REITs - DIVERSIFIED (0.3%)
      105,000   Cousins Properties, Inc.                                                                         990
                                                                                                            --------
                REITs - HEALTH CARE (0.4%)
       20,000   Welltower, Inc.                                                                                1,361
                                                                                                            --------
                REITs - HOTEL & RESORT (0.3%)
       69,500   Host Hotels & Resorts, Inc.                                                                    1,066
                                                                                                            --------
                REITs - INDUSTRIAL (0.4%)
       30,000   ProLogis, Inc.                                                                                 1,288
                                                                                                            --------
                REITs - OFFICE (1.0%)
       40,000   BioMed Realty Trust, Inc.                                                                        948
       11,000   Boston Properties, Inc.                                                                        1,403
       12,000   Vornado Realty Trust                                                                           1,199
                                                                                                            --------
                                                                                                               3,550
                                                                                                            --------
                REITs - RESIDENTIAL (1.7%)
       16,600   American Campus Communities, Inc.                                                                686
       10,000   AvalonBay Communities, Inc.                                                                    1,841
       25,000   Equity LifeStyle Properties, Inc.                                                              1,667
       21,000   Equity Residential                                                                             1,714
                                                                                                            --------
                                                                                                               5,908
                                                                                                            --------
                REITs - RETAIL (2.3%)
       10,100   Federal Realty Investment Trust                                                                1,476
       40,000   Kimco Realty Corp.                                                                             1,058
       27,100   National Retail Properties, Inc.                                                               1,085
       13,200   Regency Centers Corp.                                                                            899
       18,602   Retail Properties of America "A"                                                                 275
        7,000   Simon Property Group, Inc.                                                                     1,361
       26,600   Tanger Factory Outlet Centers, Inc.                                                              870

================================================================================

20  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES       SECURITY                                                                                       (000)
--------------------------------------------------------------------------------------------------------------------
        9,600   Taubman Centers, Inc.                                                                       $    736
        6,000   Urban Edge Properties                                                                            141
                                                                                                            --------
                                                                                                               7,901
                                                                                                            --------
                REITs - SPECIALIZED (1.0%)
       10,020   American Tower Corp.                                                                             971
       14,600   Digital Realty Trust, Inc.                                                                     1,104
        5,300   Public Storage                                                                                 1,313
                                                                                                            --------
                                                                                                               3,388
                                                                                                            --------
                Total Common Stocks (cost: $21,771)                                                           25,452
                                                                                                            --------

                EXCHANGE-TRADED FUNDS (2.6%)
      111,700   Vanguard REIT ETF (cost $9,209)                                                                8,906
                                                                                                            --------
                Total Global Real Estate Equity Securities (cost: $30,980)                                    34,358
                                                                                                            --------

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                         COUPON
(000)                                                                           RATE           MATURITY
--------------------------------------------------------------------------------------------------------------------
                BONDS (41.5%)

                CORPORATE OBLIGATIONS (8.4%)

                CONSUMER DISCRETIONARY (0.2%)
                -----------------------------
                SPECIALTY STORES (0.2%)
$         903   Harbor Freight Tools USA, Inc.(c)                               4.75%         7/26/2019          903
                                                                                                            --------
                ENERGY (2.1%)
                -------------
                OIL & GAS EQUIPMENT & SERVICES (0.1%)
          500   Archrock Partners, LP                                           6.00          4/01/2021          414
                                                                                                            --------
                OIL & GAS EXPLORATION & PRODUCTION (0.3%)
        1,000   QEP Resources, Inc.                                             6.80          3/01/2020          905
                                                                                                            --------
                OIL & GAS STORAGE & TRANSPORTATION (1.7%)
        1,000   Energy Transfer Partners, LP                                    3.35(d)      11/01/2066          640
        1,000   Enterprise Products Operating, LLC                              7.00          6/01/2067          822
        2,000   Enterprise Products Operating, LLC                              7.03          1/15/2068        2,035
        1,000   Genesis Energy, LP & Genesis Energy Finance Corp.               5.75          2/15/2021          850
          783   NGPL PipeCo, LLC(c)                                             6.75          9/15/2017          743
          250   NGPL PipeCo, LLC(b)                                             9.63          6/01/2019          235
          560   Targa Resources Partners, LP                                    6.88          2/01/2021          510
                                                                                                            --------
                                                                                                               5,835
                                                                                                            --------
                Total Energy                                                                                   7,154
                                                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                     MARKET
AMOUNT                                                                         COUPON                          VALUE
(000)           SECURITY                                                        RATE           MATURITY        (000)
--------------------------------------------------------------------------------------------------------------------
                FINANCIALS (2.4%)
                -----------------
                MULTI-LINE INSURANCE (0.5%)
$       1,000   Genworth Holdings, Inc.                                         6.15%        11/15/2066     $    275
        2,000   Glen Meadow Pass-Through Trust(b)                               6.51          2/12/2067        1,600
                                                                                                            --------
                                                                                                               1,875
                                                                                                            --------
                PROPERTY & CASUALTY INSURANCE (0.7%)
        1,000   Chubb Corp.                                                     6.38          3/29/2067          963
        1,564   Oil Insurance Ltd.(b)                                           3.59(d)               -(e)     1,392
                                                                                                            --------
                                                                                                               2,355
                                                                                                            --------
                REGIONAL BANKS (1.0%)
        1,000   CoBank ACB(b)                                                   1.11(d)       6/15/2022          948
        1,000   First Maryland Capital Trust I                                  1.32(d)       1/15/2027          844
        2,000   KeyCorp Capital I                                               1.07(d)       7/01/2028        1,647
                                                                                                            --------
                                                                                                               3,439
                                                                                                            --------
                THRIFTS & MORTGAGE FINANCE (0.2%)
          793   Walter Investment Management Corp.(c)                           4.75         12/19/2020          686
                                                                                                            --------
                Total Financials                                                                               8,355
                                                                                                            --------
                HEALTH CARE (1.1%)
                ------------------
                HEALTH CARE FACILITIES (1.0%)
        1,000   HCA Holdings, Inc.                                              6.25          2/15/2021        1,063
          500   HCA, Inc.                                                       5.38          2/01/2025          494
          500   HealthSouth Corp.                                               5.13          3/15/2023          481
          500   Tenet Healthcare Corp.(b)                                       4.01(d)       6/15/2020          490
          750   Tenet Healthcare Corp.                                          6.00         10/01/2020          793
                                                                                                            --------
                                                                                                               3,321
                                                                                                            --------
                PHARMACEUTICALS (0.1%)
          500   Valeant Pharmaceuticals International, Inc.(b)                  6.75          8/15/2021          485
                                                                                                            --------
                Total Health Care                                                                              3,806
                                                                                                            --------
                INDUSTRIALS (0.3%)
                ------------------
                TRADING COMPANIES & DISTRIBUTORS (0.3%)
        1,000   ILFC E-Capital Trust I(b)                                       4.49(d)      12/21/2065          913
                                                                                                            --------
                MATERIALS (0.3%)
                ----------------
                METAL & GLASS CONTAINERS (0.3%)
          963   Anchor Glass Container Corp(c)                                  4.54          7/01/2022          962
                                                                                                            --------
                TELECOMMUNICATION SERVICES (0.4%)
                ---------------------------------
                INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
        1,000   Frontier Communications Corp.                                   7.88          1/15/2027          825
                                                                                                            --------

================================================================================

22  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                     MARKET
AMOUNT                                                                         COUPON                          VALUE
(000)           SECURITY                                                        RATE           MATURITY        (000)
--------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES (0.2%)
$         500   SBA Telecommunications, Inc.                                    5.75%         7/15/2020     $    522
                                                                                                            --------
                Total Telecommunication Services                                                               1,347
                                                                                                            --------
                UTILITIES (1.6%)
                ----------------
                ELECTRIC UTILITIES (0.2%)
        1,000   PPL Capital Funding, Inc.                                       6.70          3/30/2067          773
                                                                                                            --------
                INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
          750   AES Corp.                                                       7.38          7/01/2021          769
        1,000   NRG Energy, Inc.                                                6.63          3/15/2023          872
                                                                                                            --------
                                                                                                               1,641
                                                                                                            --------
                MULTI-UTILITIES (0.9%)
        1,000   Dominion Resources, Inc.                                        2.90(d)       9/30/2066          695
        2,900   Puget Sound Energy, Inc.                                        6.97          6/01/2067        2,363
                                                                                                            --------
                                                                                                               3,058
                                                                                                            --------
                Total Utilities                                                                                5,472
                                                                                                            --------
                Total Corporate Obligations (cost: $31,533)                                                   28,912
                                                                                                            --------

                EURODOLLAR AND YANKEE OBLIGATIONS (1.6%)

                FINANCIALS (0.9%)
                -----------------
                LIFE & HEALTH INSURANCE (0.3%)
        1,000   Great-West Life & Annuity Insurance Capital, LP(b)              7.15(d)       5/16/2046        1,013
                                                                                                            --------
                PROPERTY & CASUALTY INSURANCE (0.6%)
        2,000   QBE Capital Funding III Ltd.(b)                                 7.25          5/24/2041        2,210
                                                                                                            --------
                Total Financials                                                                               3,223
                                                                                                            --------
                INDUSTRIALS (0.4%)
                ------------------
                AIRLINES (0.3%)
        1,000   Air Canada Pass-Through Trust(b)                                5.00          9/15/2020          947
                                                                                                            --------
                ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
          500   Sensata Technologies B.V.(b)                                    5.00         10/01/2025          490
                                                                                                            --------
                Total Industrials                                                                              1,437
                                                                                                            --------
                MATERIALS (0.3%)
                ----------------
                GOLD (0.3%)
        1,000   Eldorado Gold Corp.(b)                                          6.13         12/15/2020          880
                                                                                                            --------
                Total Eurodollar and Yankee Obligations (cost: $5,352)                                         5,540
                                                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                     MARKET
AMOUNT                                                                         COUPON                          VALUE
(000)(f)        SECURITY                                                        RATE           MATURITY        (000)
--------------------------------------------------------------------------------------------------------------------
                FOREIGN CORPORATE BONDS (3.4%)

                CONSUMER DISCRETIONARY (0.2%)
                -----------------------------
                AUTOMOBILE MANUFACTURERS (0.1%)
GBP       210   Volkswagen Financial Services N.V.                              1.25%        12/15/2016     $    308
                                                                                                            --------
                CABLE & SATELLITE (0.1%)
GBP       120   Comcast Corp.                                                   5.50         11/23/2029          215
                                                                                                            --------
                Total Consumer Discretionary                                                                     523
                                                                                                            --------
                CONSUMER STAPLES (1.0%)
                -----------------------
                BREWERS (0.3%)
EUR     1,000   Anheuser-Busch Inbev N.V.                                       1.95          9/30/2021        1,141
                                                                                                            --------
                DISTILLERS & VINTNERS (0.1%)
EUR       370   Bacardi Ltd.                                                    2.75          7/03/2023          427
                                                                                                            --------
                HOUSEHOLD PRODUCTS (0.3%)
JPY   100,000   Procter & Gamble Co.                                            0.28          5/08/2020          834
                                                                                                            --------
                HYPERMARKETS & SUPER CENTERS (0.1%)
EUR       350   Wal-Mart Stores, Inc.                                           2.55          4/08/2026          416
                                                                                                            --------
                SOFT DRINKS (0.2%)
GBP       330   PepsiCo, Inc.                                                   2.50         11/01/2022          489
                                                                                                            --------
                Total Consumer Staples                                                                         3,307
                                                                                                            --------
                FINANCIALS (1.1%)
                -----------------
                DIVERSIFIED BANKS (0.6%)
CNY     1,900   Bank of China Ltd.                                              3.45          1/16/2017          290
CAD       240   Bank of Nova Scotia                                             3.04         10/18/2024          179
SEK     1,000   BNP Paribas                                                     1.75          5/26/2018          122
JPY   100,000   Citigroup, Inc.                                                 1.27          6/04/2018          851
GBP       127   Lloyds Bank plc                                                 2.50          6/01/2022          186
GBP       130   Lloyds Bank plc                                                 4.88          3/30/2027          228
EUR       360   Rabobank Nederland                                              3.75         11/09/2020          432
                                                                                                            --------
                                                                                                               2,288
                                                                                                            --------
                DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
CAD       290   Brookfield Asset Management, Inc.                               3.95          4/09/2019          219
                                                                                                            --------
                LIFE & HEALTH INSURANCE (0.1%)
EUR       384   Met Life Global Funding I                                       0.88          1/20/2022          411
                                                                                                            --------
                OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
CAD       200   GE Capital Canada Funding Company                               5.73         10/22/2037          184
MXN     3,200   General Electric Capital Corp.                                  8.87          6/02/2018          202
SEK     2,000   KFW                                                             5.00         12/01/2020          283
                                                                                                            --------
                                                                                                                 669
                                                                                                            --------

================================================================================

24  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                     MARKET
AMOUNT                                                                         COUPON                          VALUE
(000)(f)        SECURITY                                                        RATE           MATURITY        (000)
--------------------------------------------------------------------------------------------------------------------
                PROPERTY & CASUALTY INSURANCE (0.1%)
AUD       300   Suncorp-Metway Ltd.                                             3.75%        11/05/2019     $    223
                                                                                                            --------
                Total Financials                                                                               3,810
                                                                                                            --------
                GOVERNMENT (0.4%)
                -----------------
                FOREIGN GOVERNMENT (0.4%)
EUR       350   European Financial Stability Facility                           2.63          5/02/2019          415
EUR       700   European Union                                                  2.75          9/21/2021          870
                                                                                                            --------
                                                                                                               1,285
                                                                                                            --------
                Total Government                                                                               1,285
                                                                                                            --------
                HEALTH CARE (0.2%)
                ------------------
                BIOTECHNOLOGY (0.1%)
EUR       370   Amgen, Inc.                                                     2.13          9/13/2019          424
                                                                                                            --------
                PHARMACEUTICALS (0.1%)
EUR       350   Teva Pharmaceutical Finance IV B.V.                             2.88          4/15/2019          404
                                                                                                            --------
                Total Health Care                                                                                828
                                                                                                            --------
                MATERIALS (0.5%)
                ----------------
                DIVERSIFIED METALS & MINING (0.4%)
AUD       480   BHP Billiton Finance Ltd.                                       3.75         10/18/2017          351
EUR       350   BHP Billiton Finance Ltd.                                       3.25          9/24/2027          405
EUR       380   Glencore Finance Dubai Ltd.                                     1.75          5/19/2016          406
CHF       200   Glencore Finance Europe Co.                                     1.25         12/01/2020          172
GBP       165   Glencore Finance Europe Co.                                     6.00          4/03/2022          206
                                                                                                            --------
                                                                                                               1,540
                                                                                                            --------
                STEEL (0.1%)
EUR       370   Vale S.A.                                                       3.75          1/10/2023          311
                                                                                                            --------
                Total Materials                                                                                1,851
                                                                                                            --------
                Total Foreign Corporate Bonds (cost: $13,096)                                                 11,604
                                                                                                            --------

                FOREIGN GOVERNMENT OBLIGATIONS (0.9%)
CNY     1,500   China Government Bond                                           3.00          5/21/2020          226
JPY    40,950   Japan                                                           1.30          3/20/2019          355
JPY    38,550   Japan                                                           2.20          6/22/2020          352
JPY    42,450   Japan                                                           0.80          6/20/2022          370
JPY    41,000   Japan                                                           1.60          6/20/2030          390
PLN       931   Poland Government Bond                                          3.75          4/25/2018          248
CAD       185   Province of British Columbia                                    5.70          6/18/2029          179
CAD       245   Province of Ontario                                             2.85          6/02/2023          188
AUD       215   Queensland Treasury Corp.                                       6.00          4/21/2016          159
EUR       340   Republic of Austria(b)                                          3.15          6/20/2044          484

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                     MARKET
AMOUNT                                                                         COUPON                          VALUE
(000)(f)        SECURITY                                                        RATE           MATURITY        (000)
--------------------------------------------------------------------------------------------------------------------
GBP       130   UK Treasury                                                     3.75%         9/07/2020     $    213
                                                                                                            --------
                                                                                                               3,164
                                                                                                            --------
                Total Foreign Government Obligations (cost: $3,691)                                            3,164
                                                                                                            --------

                ASSET-BACKED SECURITIES (0.8%)

                FINANCIALS (0.8%)
                -----------------
                ASSET-BACKED FINANCING (0.8%)
$         123   Arran Residential Mortgages Funding plc(b)                      1.82(d)      11/19/2047          123
        1,344   Nelnet Student Loan Trust(b)                                    1.02(d)       6/25/2041        1,297
        1,219   Trip Rail Master Funding, LLC(b)                                2.83(d)       7/15/2041        1,239
                                                                                                            --------
                                                                                                               2,659
                                                                                                            --------
                Total Financials                                                                               2,659
                                                                                                            --------
                Total Asset-Backed Securities (cost: $2,729)                                                   2,659
                                                                                                            --------
                COMMERCIAL MORTGAGE SECURITIES (0.4%)

                FINANCIALS (0.4%)
                -----------------
                COMMERCIAL MORTGAGE-BACKED SECURITIES (0.4%)
          500   Merrill Lynch Mortgage Trust                                    5.67          5/12/2039          499
        1,000   Morgan Stanley Capital I Trust                                  5.51          3/12/2044          999
                                                                                                            --------
                                                                                                               1,498
                                                                                                            --------
                Total Financials                                                                               1,498
                                                                                                            --------
                Total Commercial Mortgage Securities (cost: $1,500)                                            1,498
                                                                                                            --------
                U.S. TREASURY SECURITIES (26.0%)

                INFLATION-INDEXED NOTES (26.0%)
           31   1.38%, 7/15/2018                                                                                  32
          238   2.13%, 1/15/2019                                                                                 252
        3,553   0.13%, 4/15/2019                                                                               3,533
        2,656   1.88%, 7/15/2019                                                                               2,818
        4,774   1.38%, 1/15/2020                                                                               4,968
        8,905   1.25%, 7/15/2020                                                                               9,269
        6,983   1.13%, 1/15/2021                                                                               7,206
        6,779   0.63%, 7/15/2021                                                                               6,830
        7,349   0.13%, 1/15/2022                                                                               7,129
        4,752   0.13%, 7/15/2022                                                                               4,613
        7,745   0.13%, 1/15/2023                                                                               7,434
        4,992   0.38%, 7/15/2023                                                                               4,882
        2,060   0.63%, 1/15/2024                                                                               2,039
        1,962   0.13%, 7/15/2024                                                                               1,866
          657   2.38%, 1/15/2025                                                                                 748
        1,050   2.00%, 1/15/2026                                                                               1,168
          727   2.38%, 1/15/2027                                                                                 841

================================================================================

26  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                     MARKET
AMOUNT                                                                                                         VALUE
(000)           SECURITY                                                                                       (000)
--------------------------------------------------------------------------------------------------------------------
$         590   1.75%, 1/15/2028                                                                            $    646
          791   3.63%, 4/15/2028                                                                               1,036
        6,883   2.50%, 1/15/2029                                                                               8,166
          820   3.88%, 4/15/2029                                                                               1,116
          356   3.38%, 4/15/2032                                                                                 483
          232   2.13%, 2/15/2040                                                                                 274
        1,321   2.13%, 2/15/2041                                                                               1,567
        1,739   0.75%, 2/15/2042                                                                               1,532
        5,193   0.63%, 2/15/2043                                                                               4,407
        2,551   1.38%, 2/15/2044                                                                               2,602
        2,525   0.75%, 2/15/2045                                                                               2,208
                                                                                                            --------
                                                                                                              89,665
                                                                                                            --------
                Total U.S. Treasury Securities (cost: $91,907)                                                89,665
                                                                                                            --------
                Total Bonds (cost: $149,808)                                                                 143,042
                                                                                                            --------

                MONEY MARKET INSTRUMENTS (2.5%)

                MONEY MARKET FUNDS (2.5%)
    8,665,075   State Street Institutional Liquid Reserves Fund Premier Class,
                  0.23%(a),(g) (cost: $8,665)                                                                  8,665
                                                                                                            --------

                TOTAL INVESTMENTS (COST: $372,810)                                                          $343,508
                                                                                                            ========

--------------------------------------------------------------------------------------------------------------------
                                                                                                          UNREALIZED
NUMBER OF                                                                                              APPRECIATION/
CONTRACTS                                                             EXPIRATION        CONTRACT      (DEPRECIATION)
LONG/(SHORT)                                                             DATE          VALUE (000)             (000)
--------------------------------------------------------------------------------------------------------------------
                FUTURES (2.0%)(h)
           45   US Treasury Bond                                      3/21/2016          6,919              $    (3)
                                                                                         -----              -------
                Total Futures                                                            6,919              $    (3)
                                                                                         =====              =======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

----------------------------------------------------------------------------------------------------------
($ IN 000s)                                                    VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------

                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)
                                              QUOTED PRICES  OTHER SIGNIFICANT    SIGNIFICANT
                                          IN ACTIVE MARKETS         OBSERVABLE   UNOBSERVABLE
ASSETS                                 FOR IDENTICAL ASSETS             INPUTS         INPUTS        TOTAL
----------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                    $ 44,232            $     -             $-     $ 44,232
  Preferred Stocks                                        -                207              -          207
  Exchange-Traded Funds                                 714                  -              -          714
  Fixed-Income Exchange-Traded Funds                 15,397                  -              -       15,397
International Equity Securities:
  Common Stocks                                       7,151                  -              -        7,151
  Exchange-Traded Funds                              33,324                  -              -       33,324
  Fixed-Income Exchange-Traded Funds                  6,938                  -              -        6,938
Precious Metals and Commodity-Related
  Securities:
  Gold                                                2,106                  -              -        2,106
  Silver                                                469                  -              -          469
  Exchange-Traded Funds                              46,905                  -              -       46,905
Global Real Estate Equity Securities:
  Common Stocks                                      25,452                  -              -       25,452
  Exchange-Traded Funds                               8,906                  -              -        8,906
Bonds:
  Corporate Obligations                                   -             28,912              -       28,912
  Eurodollar and Yankee Obligations                       -              5,540              -        5,540
  Foreign Corporate Bonds                                 -             11,604              -       11,604
  Foreign Government Obligations                          -              3,164              -        3,164
  Asset-Backed Securities                                 -              2,659              -        2,659
  Commercial Mortgage Securities                          -              1,498              -        1,498
  U.S. Treasury Securities                           89,665                  -                      89,665
Money Market Instruments:
  Money Market Funds                                  8,665                  -              -        8,665
----------------------------------------------------------------------------------------------------------
Total                                              $289,924            $53,584             $-     $343,508
----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Futures(1)                                         $     (3)           $     -             $-     $     (3)
----------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

28  | USAA REAL RETURN FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                                      CORPORATE
                                                                                    OBLIGATIONS
-----------------------------------------------------------------------------------------------
Balance as of December 31, 2014                                                           $ 342
Purchases                                                                                     -
Sales                                                                                      (375)
Transfers into Level 3                                                                        -
Transfers out of Level 3                                                                      -
Net realized gain (loss) on investments                                                     (52)
Change in net unrealized appreciation/(depreciation) of investments                          85
-----------------------------------------------------------------------------------------------
Balance as of December 31, 2015                                                               -
-----------------------------------------------------------------------------------------------

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2015

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 19.0% of net assets at December 31, 2015.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial

================================================================================

30  | USAA REAL RETURN FUND

================================================================================

   mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
   AUD   Australian dollars
   CAD   Canadian dollars
   CHF   Swiss Francs
   CNY   China Yuan Renminbi
   EUR   Eurodollars
   GBP   UK Pound Sterling
   JPY   Japanese Yen

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

   MXN   Mexican Peso
   PLN   Polish Zloty
   REIT  Real estate investment trust
   SEK   Swedish Krona
   TIPS  Treasury Inflation Protected Securities

o  SPECIFIC NOTES

   (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2015.

   (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (c) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at December 31, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at December 31, 2015.

   (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

================================================================================

32  | USAA REAL RETURN FUND

================================================================================

   (f)  In U.S. dollars unless otherwise noted.

   (g) Rate represents the money market fund annualized seven-day yield at December 31, 2015.

   (h) Cash with a value of $212,000 is segregated as collateral for initial margin requirements on open futures contracts.

    *   Non-income-producing security.

See accompanying notes to financial statements

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $372,810)                    $343,508
   Cash                                                                                  256
   Cash denominated in foreign currencies (identified cost of $49)                        48
   Receivables:
       Capital shares sold                                                               190
       Dividends and interest                                                          1,241
                                                                                    --------
          Total assets                                                               345,243
                                                                                    --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                           182
   Variation margin on futures contracts                                                   3
   Accrued management fees                                                               147
   Accrued transfer agent's fees                                                          13
   Other accrued expenses and payables                                                   131
                                                                                    --------
          Total liabilities                                                              476
                                                                                    --------
               Net assets applicable to capital shares outstanding                  $344,767
                                                                                    ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $393,720
   Overdistribution of net investment income                                             (25)
   Accumulated net realized loss on investments, options, and futures transactions   (19,619)
   Net unrealized depreciation of investments and futures contracts                  (29,305)
   Net unrealized depreciation of foreign currency translations                           (4)
                                                                                    --------
               Net assets applicable to capital shares outstanding                  $344,767
                                                                                    ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $69,435/7,597 shares outstanding)                 $   9.14
                                                                                    ========
       Institutional Shares (net assets of $275,332/30,102
          shares outstanding)                                                       $   9.15
                                                                                    ========

See accompanying notes to financial statements.

================================================================================

34  | USAA REAL RETURN FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $40)                                 $  4,779
   Interest                                                                            4,241
                                                                                    --------
             Total income                                                              9,020
                                                                                    --------
EXPENSES
   Management fees                                                                     2,106
   Administration and servicing fees:
        Fund Shares                                                                      112
        Institutional Shares                                                             347
   Transfer agent's fees:
        Fund Shares                                                                      182
        Institutional Shares                                                             347
   Custody and accounting fees:
        Fund Shares                                                                       35
        Institutional Shares                                                             126
   Postage:
        Fund Shares                                                                        4
        Institutional Shares                                                             106
   Shareholder reporting fees:
        Fund Shares                                                                       12
        Institutional Shares                                                              40
   Trustees' fees                                                                         27
   Registration fees:
        Fund Shares                                                                       17
        Institutional Shares                                                              26
   Professional fees                                                                      78
   Other                                                                                  13
                                                                                    --------
             Total expenses                                                            3,578
                                                                                    --------
NET INVESTMENT INCOME                                                                  5,442
                                                                                    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
        Unaffiliated Transactions                                                    (21,590)
        Affiliated Transactions (Note 8)                                                  17
        Foreign currency transactions                                                   (317)
        Options                                                                          (34)
        Futures transactions                                                             220
   Change in net unrealized appreciation/(depreciation) of:
        Investments                                                                  (17,779)
        Foreign currency translations                                                     78
        Options                                                                            1
        Futures contracts                                                                 (3)
                                                                                    --------
             Net realized and unrealized loss                                        (39,407)
                                                                                    --------
   Decrease in net assets resulting from operations                                 $(33,965)
                                                                                    ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------------------
                                                                         2015           2014
--------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $   5,442       $  9,035
   Net realized gain (loss) on investments                            (21,573)         2,289
   Net realized loss on foreign currency transactions                    (317)           (24)
   Net realized loss on options                                           (34)             -
   Net realized gain on futures transactions                              220              -
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                    (17,779)       (11,526)
       Foreign currency translations                                       78            (85)
       Options                                                              1             (1)
       Futures contracts                                                   (3)             -
                                                                    ------------------------
       Decrease in net assets resulting from operations               (33,965)          (312)
                                                                    ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                       (587)        (1,559)
       Institutional Shares                                            (3,238)        (7,996)
                                                                    ------------------------
            Total distributions of net investment income               (3,825)        (9,555)
                                                                    ------------------------
   Net realized gains:
       Fund Shares                                                          -           (493)
       Institutional Shares                                                 -         (2,371)
                                                                    ------------------------
            Total distributions of net realized gains                       -         (2,864)
                                                                    ------------------------
   Distributions to shareholders                                       (3,825)       (12,419)
                                                                    ------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                         (2,921)         3,140
   Institutional Shares                                               (75,323)        58,152
                                                                    ------------------------
            Total net increase (decrease) in net assets
                 from capital share transactions                      (78,244)        61,292
                                                                    ------------------------
   Net increase (decrease) in net assets                             (116,034)        48,561

NET ASSETS
   Beginning of year                                                  460,801        412,240
                                                                    ------------------------
   End of year                                                      $ 344,767       $460,801
                                                                    ========================
Overdistribution of net investment income:
   End of year                                                      $     (25)      $    (54)
                                                                    ========================

See accompanying notes to financial statements.

================================================================================

36  | USAA REAL RETURN FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Real Return Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek a total return that exceeds the rate of inflation over an economic cycle.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer, such as a single stock or bond. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because the Fund may be more susceptible to risk associated with a single issuer or economic, political, or regulatory event than a diversified fund.

The Fund consists of two classes of shares: Real Return Fund Shares (Fund Shares) and Real Return Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

38  | USAA REAL RETURN FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on

================================================================================

40  | USAA REAL RETURN FUND

================================================================================

        the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include preferred stocks, which are valued based on methods discussed in
    Note 1A2 and certain bonds, which are based on methods discussed in Note
    1A5.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at December 31, 2015, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

42  | USAA REAL RETURN FUND

================================================================================

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2015*
    (IN THOUSANDS)

                                       ASSET DERIVATIVES                   LIABILITY DERIVATIVES
    ------------------------------------------------------------------------------------------------
                                 STATEMENT OF                         STATEMENT OF
    DERIVATIVES NOT              ASSETS AND                           ASSETS AND
    ACCOUNTED FOR AS             LIABILITIES                          LIABILITIES
    HEDGING INSTRUMENTS          LOCATION            FAIR VALUE       LOCATION            FAIR VALUE
    ------------------------------------------------------------------------------------------------
    Interest rate contracts          -                   $-           Net unrealized         $3**
                                                                      depreciation of
                                                                      investments and
                                                                      futures contracts
    ------------------------------------------------------------------------------------------------

    *For open derivative instruments as of December 31, 2015, see the Portfolio of Investments, which also is indicative of activity for the year ended December 31, 2015.

   **Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

44  | USAA REAL RETURN FUND

Net realized gain (loss) on
Futures transactions
================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015 (IN THOUSANDS)

                                                                                  CHANGE IN
                                                                                  UNREALIZED
    DERIVATIVES NOT                                            REALIZED           APPRECIATION/
    ACCOUNTED FOR AS          STATEMENT OF                     GAIN (LOSS)        (DEPRECIATION)
    HEDGING INSTRUMENTS       OPERATIONS LOCATION              ON DERIVATIVES     ON DERIVATIVES
    --------------------------------------------------------------------------------------------
    Interest rate contracts   Net realized gain (loss) on          $220               $(3)
                              Futures transactions/Change
                              in net unrealized
                              appreciation/(depreciation)
                              of Futures contracts
    --------------------------------------------------------------------------------------------
    Equity contracts          Net realized gain (loss) on           (34)                1
                              Options / Change in net
                              unrealized appreciation/
                              (depreciation) of Options
    --------------------------------------------------------------------------------------------
    Foreign currency          Net realized gain (loss) on             4                 -
    contracts                 Foreign currency
                              transactions
    --------------------------------------------------------------------------------------------
    Total                                                          $190               $ 2
    --------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities

================================================================================

46  | USAA REAL RETURN FUND

================================================================================

    on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2015, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the year ended December 31, 2015, the Fund paid CAPCO facility fees of $2,000, which represents 0.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended
December 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, pay-down gains and losses, distributions, TIPS, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by $1,588,000, accumulated net realized loss on investments by $2,263,000, and paid in capital by $675,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2015, and 2014, was as follows:

                                                2015               2014
                                             -----------------------------
Ordinary income*                             $3,825,000        $10,403,000
Long-term realized capital gain                       -          2,016,000
                                             ----------        -----------
     Total distributions paid                $3,825,000        $12,419,000
                                             ==========        ===========

================================================================================

48  | USAA REAL RETURN FUND

================================================================================

As of December 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                               $(28,629,000)
Unrealized depreciation of investments                              (20,324,000)

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales, partnership basis, grantor trusts expense, and TIPS adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2015, the Fund had net capital loss carryforwards of $28,625,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used. Late year losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2015, the Fund deferred to January 1, 2016, late year losses of $4,000.

                                 CAPITAL LOSS CARRYFORWARDS
                             --------------------------------
                                       TAX CHARACTER
                             --------------------------------
                             (NO EXPIRATION)        BALANCE
                             ---------------      -----------
                             Short-Term           $ 9,652,000
                             Long-Term             18,973,000
                                                  -----------
                                Total             $28,625,000
                                                  ===========

For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2015, were $143,288,000 and $211,648,000, respectively.

As of December 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $363,828,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2015, for federal income tax purposes, were $16,671,000 and $36,991,000, respectively, resulting in net unrealized depreciation of $20,320,000.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                    YEAR ENDED                 YEAR ENDED
                                                DECEMBER 31, 2015           DECEMBER 31, 2014
---------------------------------------------------------------------------------------------
                                               SHARES         AMOUNT       SHARES      AMOUNT
                                              -----------------------------------------------
FUND SHARES:
Shares sold                                     2,132      $  20,753        1,976    $ 20,688
Shares issued from reinvested dividends            62            580          196       2,027
Shares redeemed                                (2,487)       (24,254)      (1,872)    (19,575)
                                              -----------------------------------------------
Net increase (decrease) from capital
  share transactions                             (293)     $  (2,921)         300    $  3,140
                                              ===============================================

INSTITUTIONAL SHARES:
Shares sold                                     5,692      $  55,635        8,876    $ 93,664
Shares issued from reinvested dividends           343          3,238          999      10,366
Shares redeemed                               (14,137)      (134,196)      (4,396)    (45,878)
                                              -----------------------------------------------
Net increase (decrease) from capital
  share transactions                           (8,102)     $ (75,323)       5,479    $ 58,152
                                              ===============================================

================================================================================

50  | USAA REAL RETURN FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended December 31, 2015, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the year ended December 31, 2015, the Fund incurred management fees, paid or payable to the Manager, of $2,106,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended December 31, 2015, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $112,000 and $347,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2015, the Fund reimbursed the Manager $11,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2015, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $182,000 and $347,000, respectively. At December 31, 2015, the Fund Shares recorded a reclassification of less than $500 for SAS adjustments to income distribution payable. Additionally, the Fund Shares recorded a capital contribution from SAS of less than $500 for adjustments related to corrections to certain shareholder transactions.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fees or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                    OWNERSHIP %
-----------------------------------------------------------------------------------
USAA Target Retirement Income                                              2.1
USAA Target Retirement 2020                                                2.5
USAA Target Retirement 2030                                                3.1
USAA Target Retirement 2040                                                1.5
USAA Target Retirement 2050                                                0.5
USAA Target Retirement 2060                                                0.0*

* Represents less than 0.1%

================================================================================

52  | USAA REAL RETURN FUND

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended December 31, 2015, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                  NET REALIZED
                                                      COST TO    GAIN (LOSS) TO
     SELLER                  PURCHASER               PURCHASER       SELLER
--------------------------------------------------------------------------------
USAA Real Return           USAA Income               $3,009,000     $(60,000)
USAA Real Return           USAA High Income           1,053,000       95,000
USAA Real Return           USAA Intermediate-Term
                             Bond                       440,000      (64,000)
USAA Real Return           USAA Short-Term Bond       1,048,000       46,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------
                                       2015          2014          2013          2012            2011
                                    -----------------------------------------------------------------
Net asset value at
  beginning of period               $  9.99       $ 10.22       $ 10.52       $  9.84        $  10.02
                                    -----------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .07           .20           .22           .38             .34
  Net realized and
  unrealized gain (loss)               (.84)         (.17)         (.27)          .71            (.12)
                                    -----------------------------------------------------------------
Total from investment
  operations                           (.77)          .03          (.05)         1.09             .22
                                    -----------------------------------------------------------------
Less distributions from:
  Net investment income                (.08)         (.20)         (.22)         (.32)           (.34)
  Realized capital gains                  -          (.06)         (.03)         (.09)           (.06)
                                    -----------------------------------------------------------------
Total distributions                    (.08)         (.26)         (.25)         (.41)           (.40)
                                    -----------------------------------------------------------------
Net asset value at
  end of period                     $  9.14       $  9.99       $ 10.22       $ 10.52        $   9.84
                                    =================================================================
TOTAL RETURN (%)*                     (7.75)          .27          (.44)        11.13            2.18
Net assets at
  end of period (000)               $69,435       $78,826       $77,567       $70,209        $167,716
Ratios to average
  net assets:** Expenses (%)(a)        1.02           .94(b)        .85           .85             .85
  Expenses, excluding
  reimbursements (%)(a)                1.02           .99          1.22          1.51            1.48
  Net investment
  income (%)                           1.10          1.84          2.24          3.14            3.50
Portfolio turnover (%)                   35            24            41            24              24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $74,345,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                          -             -          (.00%)        (.00%)          (.00%)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to May 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.85% of the Fund Shares' average net assets.

================================================================================

54  | USAA REAL RETURN FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------
                                       2015          2014          2013          2012           2011
                                   -----------------------------------------------------------------
Net asset value at
  beginning of period              $  10.00      $  10.23      $  10.53      $   9.85        $ 10.03
                                   -----------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .10           .22           .25           .32            .36
  Net realized and
  unrealized gain (loss)               (.85)         (.17)         (.28)          .79           (.12)
                                   -----------------------------------------------------------------
Total from investment
  operations                           (.75)          .05          (.03)         1.11            .24
                                   -----------------------------------------------------------------
Less distributions from:
  Net investment income                (.10)         (.22)         (.24)         (.34)          (.36)
  Realized capital gains                  -          (.06)         (.03)         (.09)          (.06)
                                   -----------------------------------------------------------------
Total distributions                    (.10)         (.28)         (.27)         (.43)          (.42)
                                   -----------------------------------------------------------------
Net asset value at
  end of period                    $   9.15      $  10.00      $  10.23      $  10.53        $  9.85
                                   =================================================================
Total return (%)*                     (7.56)          .46          (.24)        11.38           2.38
Net assets at end
  of period (000)                  $275,332      $381,975      $334,673      $228,760        $46,694
Ratios to average
  net assets:**
  Expenses (%)(a)                       .82           .75(b)        .65           .65            .65
  Expenses, excluding
  reimbursements (%)(a)                 .82           .80           .81           .81            .76
  Net investment
  income (%)                           1.33          2.02          2.43          3.58           3.71
Portfolio turnover (%)                   35            24            41            24             24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $346,273,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                          -             -          (.00%)        (.00%)         (.00%)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to May 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.65% of the Institutional
    Shares' average net assets.


================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

EXPENSE EXAMPLE

December 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2015, through December 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the

================================================================================

56  | USAA REAL RETURN FUND

================================================================================

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                            BEGINNING             ENDING               DURING PERIOD*
                                          ACCOUNT VALUE        ACCOUNT VALUE            JULY 1, 2015 -
                                           JULY 1, 2015      DECEMBER 31, 2015        DECEMBER 31, 2015
                                          -------------------------------------------------------------
FUND SHARES
Actual                                       $1,000.00          $  936.50                    $5.03

Hypothetical
  (5% return before expenses)                 1,000.00           1,020.01                     5.24

INSTITUTIONAL SHARES
Actual                                        1,000.00             937.50                     4.00

Hypothetical
  (5% return before expenses)                 1,000.00           1,021.07                     4.18

*Expenses are equal to the annualized expense ratio of 1.03% for Fund Shares and 0.82% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (6.35)% for Fund Shares and (6.25)% for Institutional Shares for the six-month period of July 1, 2015, through December 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

58  | USAA REAL RETURN FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' of experience as a Board Member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. AIM Management Group, Inc. (10/87-01/06), an investment fund manager, where she served as a Director of Financial Planning and Analysis and Chief Financial Officer. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board Member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

60  | USAA REAL RETURN FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in September 2014.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

62  | USAA REAL RETURN FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

64  | USAA Real Return Fund

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

(1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     Select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   94421-0216                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA S&P 500 INDEX FUND]

 ==============================================================

      ANNUAL REPORT
      USAA S&P 500 INDEX FUND
      MEMBER SHARES o REWARD SHARES
      DECEMBER 31, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"IN OUR VIEW, WE HAVE ENTERED A PERIOD WHEN
MARKET RETURNS ARE LIKELY TO BE MORE MODEST         [PHOTO OF BROOKS ENGLEHARDT]
THAN THEY HAVE BEEN IN RECENT YEARS."

--------------------------------------------------------------------------------

FEBRUARY 2016

Volatility returned to the financial markets during the 12-month reporting period ended December 31, 2015, and at the end of that period little had changed. U.S. stocks recorded only a small gain, while stocks of non-U.S. developed markets fared slightly better. Emerging markets equities were the exception among stocks, suffering a decline. Meanwhile, the broad U.S. fixed-income market finished the end of 2015 about where it started, despite expectations early in the year that interest rates would increase earlier than they actually did.

Many market participants could not have anticipated this outcome. At the beginning of the year 2015, U.S. stocks led global equity markets, continuing a six-year bull run, reinforced by the hope that the global economic recovery would become self-sustaining. U.S. economic growth, although slow, led the Federal Reserve (the Fed) to signal that it might begin raising short-term interest rates. At the same time, persistent economic weakness outside the United States led many global central banks to move in a different direction, cutting interest rates and boosting quantitative easing (through quantitative easing, a central bank purchases government securities to lower interest rates and increase the money supply). In response, non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies during the spring of 2015.

By June 2015, the global equity markets grew increasingly volatile. Greece once again grabbed headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. In July 2015, worries about China's slow economic growth contributed to a plunge in the Chinese stock market, with many other emerging stock markets falling similarly. In response, the Chinese authorities surprised investors by devaluing China's currency, the renminbi, adding to existing concerns about the health of the global economy. The result was a broad sell-off of riskier asset classes around the world. Market turbulence continued into the final months of the year, with U.S. and non-U.S. stocks posting strong gains in October and November 2015 and retreating again in December 2015. Also in December 2015, the Fed finally ended its near-zero interest rate policy, raising the target federal funds rate by 0.25%--the first increase in nearly a decade.

Also of note during 2015 was the steady decline in commodity prices. In our view, no single factor was responsible for the drop in oil, natural gas, coal, and industrial metals prices. The divergence in global economic growth and central

================================================================================

================================================================================

bank monetary policy likely created uncertainty in the world's commodities markets. Softening global demand was also likely a proximate cause and in the case of energy, oversupply was a contributing factor. In addition, commodities are generally priced in U.S. dollars, so when the U.S. dollar appreciates, as it did during the year 2015, it generally drives commodity prices down.

The events of 2015 are a helpful reminder that no one knows which headlines will affect the financial markets at any given time. Volatility is to be expected from time to time and is normal market behavior, even if it has been several years since we have seen this level of turbulence. Indeed, we anticipate ongoing volatility--at least for the short-term--in the financial markets, which is all the more reason to maintain a long-term perspective. Long-term investors are encouraged not to make hasty portfolio decisions based on market turmoil. It is nearly impossible to perfectly time the market, and those who sell during volatile time periods can miss out on subsequent market gains. In our opinion, investment decisions should be based on one's long-term objectives, time horizon, and risk tolerance.

We also encourage investors to take advantage of every opportunity to save. In our view, we have entered a period when market returns are likely to be more modest than they have been in recent years. So the sooner you invest money, the sooner it can start working for you. Our financial advisors are available to help you seek the most out of your money in 2016 and beyond, so please call one of our financial advisors.

From all of us at USAA Investments, thank you for your continued investment in our family of mutual funds. Rest assured that our team of portfolio managers will do their utmost to stay abreast of changing market conditions as they strive to help you achieve your long-term financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGER'S COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          4

FINANCIAL INFORMATION

    Distributions to Shareholders                                            9

    Report of Independent Registered
      Public Accounting Firm                                                10

    Portfolio of Investments                                                11

    Notes to Portfolio of Investments                                       31

    Financial Statements                                                    33

    Notes to Financial Statements                                           36

EXPENSE EXAMPLE                                                             52

TRUSTEES' AND OFFICERS' INFORMATION                                         54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201617-0216

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA S&P 500 INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE STOCKS COMPOSING THE S&P 500(R) INDEX. THE S&P 500 INDEX EMPHASIZES STOCKS OF LARGE U.S. COMPANIES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund's assets in the common stocks of companies composing the S&P 500 Index. This strategy may be changed upon 60 days' written notice to shareholders.

In seeking to track the performance of the S&P 500 Index, the Fund's sub-adviser, Northern Trust Investments, Inc. (NTI), attempts to allocate the Fund's investments among stocks in approximately the same weightings as the S&P 500 Index, beginning with the stocks that make up the larger portion of the index's value. The Fund is rebalanced as required to reflect index changes and to accommodate Fund cash flows. NTI may exclude or remove any S&P stock from the Fund if NTI believes that the stock is illiquid or has been impaired by financial conditions or other extraordinary events.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

BRENT REEDER
Northern Trust Investments, Inc.

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    U.S. equities experienced positive returns in the fourth quarter of 2015, driven largely by the strong performance seen in October 2015, while U.S. markets were generally flat in the final two months of the year. In October 2015, Federal Reserve officials signaled an upcoming interest rate increase, which would eventually occur in December 2015. The market's positive reaction to this news, along with the announcement of an expansion of the European Central Bank's bond buying program, helped support the rally in October 2015 of global equity markets. During the fourth quarter 2015, West Texas Intermediate and Brent Crude oil prices both decreased roughly 20%, continuing the downward trend seen throughout the year. Falling oil prices have negatively impacted sectors with a greater reliance on oil, the energy sector being most significant. Economic data was generally positive in the fourth quarter 2015; however, there were some signs that suggested slowing growth in the United States.

o HOW DID THE USAA S&P 500 INDEX FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund closely tracked its benchmark, the broad-based S&P 500(R) Index (the Index), during the reporting period. The USAA S&P 500 Index Fund Member Shares and Reward Shares returned 1.13%

================================================================================

2  | USAA S&P 500 INDEX FUND

================================================================================

    and 1.23%, respectively, during the reporting period versus the Index which returned 1.38%. The Index emphasizes large U.S. company stocks that are not available for direct investment.

o   PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE REPORTING PERIOD.

    In the fourth quarter of 2015, the S&P 500 Index returned 7.04%. Large-cap U.S. equities outperformed mid-cap U.S. equities, which is measured by the S&P 400 Index, as well as small-cap U.S. equities, which is measured by the S&P 600 Index. The S&P 400 and the S&P 600 returned 2.60% and 3.72%, respectively, in the fourth quarter of 2015.

    For the reporting period ended December 31, 2015, the top three performing sectors in the Index were Materials, Health Care, and Information Technology. These sectors returned 9.70%, 9.22%, and 9.16%, respectively. Energy and Utilities were the worst performing sectors for this quarter, with returns of 0.20% and 1.07%, respectively.

    Thank you for your investment in the Fund.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    Refer to page 5 for the benchmark definition.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA S&P 500 INDEX FUND MEMBER SHARES (MEMBER SHARES)
(Ticker Symbol: USSPX)

--------------------------------------------------------------------------------
                                    12/31/15                        12/31/14
--------------------------------------------------------------------------------
Net Assets                        $2.8 Billion                    $2.8 Billion
Net Asset Value Per Share            $29.18                          $29.41

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS* AS OF 12/31/15
--------------------------------------------------------------------------------
      1 YEAR                       5 YEARS                          10 YEARS
      1.13%                         12.28%                            7.06%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/14**
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT       0.29%         AFTER REIMBURSEMENT          0.26%

             (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Returns for the Member Shares exclude the account maintenance fee.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Member Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.25% of the Member Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. If the total annual operating expense ratio of the Member Shares is lower than 0.25%, the Member Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income. The performance data excludes the impact of a $10 account maintenance fee that is assessed on accounts of less than $10,000. Performance of Member Shares will vary from Reward Shares due to differences in expenses.

================================================================================

4  | USAA S&P 500 INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                    USAA S&P 500
                                                                    INDEX FUND
                                  S&P 500 INDEX                    MEMBER SHARES
12/31/2005                         $10,000.00                       $10,000.00
 1/31/2006                          10,264.83                        10,262.03
 2/28/2006                          10,292.68                        10,288.77
 3/31/2006                          10,420.80                        10,415.95
 4/30/2006                          10,560.73                        10,550.17
 5/31/2006                          10,256.78                        10,249.51
 6/30/2006                          10,270.68                        10,261.26
 7/31/2006                          10,334.04                        10,320.57
 8/31/2006                          10,579.92                        10,563.22
 9/30/2006                          10,852.56                        10,834.58
10/31/2006                          11,206.20                        11,186.53
11/30/2006                          11,419.30                        11,397.70
12/31/2006                          11,579.49                        11,553.51
 1/31/2007                          11,754.61                        11,727.57
 2/28/2007                          11,524.70                        11,499.11
 3/31/2007                          11,653.60                        11,625.24
 4/30/2007                          12,169.80                        12,138.76
 5/31/2007                          12,594.47                        12,559.42
 6/30/2007                          12,385.23                        12,351.80
 7/31/2007                          12,001.23                        11,967.86
 8/31/2007                          12,181.13                        12,143.38
 9/30/2007                          12,636.69                        12,597.66
10/31/2007                          12,837.70                        12,795.96
11/30/2007                          12,301.00                        12,256.14
12/31/2007                          12,215.66                        12,168.31
 1/31/2008                          11,482.95                        11,437.54
 2/29/2008                          11,109.91                        11,066.63
 3/31/2008                          11,061.94                        11,012.84
 4/30/2008                          11,600.69                        11,552.35
 5/31/2008                          11,750.95                        11,696.97
 6/30/2008                          10,760.30                        10,709.75
 7/31/2008                          10,669.85                        10,620.32
 8/31/2008                          10,824.19                        10,771.24
 9/30/2008                           9,859.67                         9,806.27
10/31/2008                           8,203.76                         8,159.72
11/30/2008                           7,615.10                         7,569.65
12/31/2008                           7,696.13                         7,649.95
 1/31/2009                           7,047.45                         7,004.43
 2/28/2009                           6,297.05                         6,256.99
 3/31/2009                           6,848.65                         6,805.35
 4/30/2009                           7,504.13                         7,455.11
 5/31/2009                           7,923.85                         7,871.18
 6/30/2009                           7,939.57                         7,887.99
 7/31/2009                           8,540.10                         8,483.75
 8/31/2009                           8,848.43                         8,787.35
 9/30/2009                           9,178.62                         9,113.26
10/31/2009                           9,008.10                         8,940.66
11/30/2009                           9,548.44                         9,475.71
12/31/2009                           9,732.87                         9,660.17
 1/31/2010                           9,382.75                         9,313.30
 2/28/2010                           9,673.40                         9,596.58
 3/31/2010                          10,257.14                        10,177.98
 4/30/2010                          10,419.07                        10,334.65
 5/31/2010                           9,587.10                         9,504.86
 6/30/2010                           9,085.23                         9,004.88
 7/31/2010                           9,721.77                         9,634.35
 8/31/2010                           9,282.89                         9,197.22
 9/30/2010                          10,111.34                        10,015.21
10/31/2010                          10,496.07                        10,395.68
11/30/2010                          10,497.41                        10,395.68
12/31/2010                          11,198.97                        11,090.82
 1/31/2011                          11,464.40                        11,349.56
 2/28/2011                          11,857.16                        11,737.68
 3/31/2011                          11,861.88                        11,735.23
 4/30/2011                          12,213.17                        12,084.21
 5/31/2011                          12,074.93                        11,942.26
 6/30/2011                          11,873.65                        11,744.96
 7/31/2011                          11,632.20                        11,501.38
 8/31/2011                          11,000.32                        10,871.66
 9/30/2011                          10,227.01                        10,106.29
10/31/2011                          11,344.75                        11,210.64
11/30/2011                          11,319.68                        11,180.79
12/31/2011                          11,435.47                        11,292.89
 1/31/2012                          11,947.95                        11,796.67
 2/29/2012                          12,464.61                        12,306.44
 3/31/2012                          12,874.81                        12,705.93
 4/30/2012                          12,793.99                        12,627.58
 5/31/2012                          12,025.06                        11,862.09
 6/30/2012                          12,520.52                        12,351.33
 7/31/2012                          12,694.42                        12,520.94
 8/31/2012                          12,980.34                        12,799.59
 9/30/2012                          13,315.77                        13,129.70
10/31/2012                          13,069.90                        12,880.13
11/30/2012                          13,145.72                        12,953.18
12/31/2012                          13,265.54                        13,071.80
 1/31/2013                          13,952.63                        13,746.60
 2/28/2013                          14,142.04                        13,926.55
 3/31/2013                          14,672.41                        14,441.81
 4/30/2013                          14,955.10                        14,719.54
 5/31/2013                          15,304.92                        15,061.85
 6/30/2013                          15,099.40                        14,855.89
 7/31/2013                          15,867.72                        15,621.05
 8/31/2013                          15,408.16                        15,154.17
 9/30/2013                          15,891.35                        15,627.27
10/31/2013                          16,621.84                        16,343.82
11/30/2013                          17,128.38                        16,838.88
12/31/2013                          17,562.00                        17,258.07
 1/31/2014                          16,954.81                        16,656.42
 2/28/2014                          17,730.39                        17,415.02
 3/31/2014                          17,879.42                        17,558.48
 4/30/2014                          18,011.59                        17,683.34
 5/31/2014                          18,434.39                        18,097.33
 6/30/2014                          18,815.20                        18,462.34
 7/31/2014                          18,555.72                        18,205.00
 8/31/2014                          19,298.05                        18,930.83
 9/30/2014                          19,027.42                        18,659.82
10/31/2014                          19,492.17                        19,110.41
11/30/2014                          20,016.40                        19,620.64
12/31/2014                          19,965.98                        19,567.68
 1/31/2015                          19,366.62                        18,975.53
 2/28/2015                          20,479.64                        20,066.69
 3/31/2015                          20,155.77                        19,747.77
 4/30/2015                          20,349.13                        19,928.27
 5/31/2015                          20,610.80                        20,175.62
 6/30/2015                          20,211.82                        19,783.82
 7/31/2015                          20,635.28                        20,193.33
 8/31/2015                          19,390.28                        18,971.52
 9/30/2015                          18,910.49                        18,494.99
10/31/2015                          20,505.67                        20,053.11
11/30/2015                          20,566.65                        20,113.81
12/31/2015                          20,242.28                        19,789.19

                                   [END CHART]

                         Data from 12/31/05 to 12/31/15.

The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund Member Shares closely tracks the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded U.S. stocks.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. o Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA S&P 500 INDEX FUND REWARD SHARES (REWARD SHARES)
(Ticker Symbol: USPRX)

--------------------------------------------------------------------------------
                                   12/31/15                        12/31/14
--------------------------------------------------------------------------------
Net Assets                       $2.6 Billion                    $2.3 Billion
Net Asset Value Per Share           $29.19                          $29.42

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
      1 YEAR                      5 YEARS                          10 YEARS
      1.23%                        12.40%                           7.19%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/14*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        0.19%        AFTER REIMBURSEMENT        0.16%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Reward Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.15% of the Reward Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. If the total annual operating expense ratio of the Reward Shares is lower than 0.15%, the Reward Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Reward Shares are currently offered for sale to qualified shareholders, USAA discretionary managed account program, and a USAA Fund participating in a fund-of-funds investment strategy.

================================================================================

6  | USAA S&P 500 INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                    USAA S&P 500
                                                                    INDEX FUND
                                  S&P 500 INDEX                    REWARD SHARES
12/31/2005                         $10,000.00                       $10,000.00
 1/31/2006                          10,264.83                        10,262.03
 2/28/2006                          10,292.68                        10,288.77
 3/31/2006                          10,420.80                        10,418.34
 4/30/2006                          10,560.73                        10,557.96
 5/31/2006                          10,256.78                        10,251.86
 6/30/2006                          10,270.68                        10,266.49
 7/31/2006                          10,334.04                        10,331.23
 8/31/2006                          10,579.92                        10,574.00
 9/30/2006                          10,852.56                        10,848.09
10/31/2006                          11,206.20                        11,200.30
11/30/2006                          11,419.30                        11,411.63
12/31/2006                          11,579.49                        11,570.56
 1/31/2007                          11,754.61                        11,744.80
 2/28/2007                          11,524.70                        11,516.11
 3/31/2007                          11,653.60                        11,639.67
 4/30/2007                          12,169.80                        12,159.30
 5/31/2007                          12,594.47                        12,580.47
 6/30/2007                          12,385.23                        12,370.17
 7/31/2007                          12,001.23                        11,985.66
 8/31/2007                          12,181.13                        12,166.93
 9/30/2007                          12,636.69                        12,619.21
10/31/2007                          12,837.70                        12,817.86
11/30/2007                          12,301.00                        12,282.63
12/31/2007                          12,215.66                        12,197.93
 1/31/2008                          11,482.95                        11,465.72
 2/29/2008                          11,109.91                        11,088.52
 3/31/2008                          11,061.94                        11,042.85
 4/30/2008                          11,600.69                        11,577.99
 5/31/2008                          11,750.95                        11,728.50
 6/30/2008                          10,760.30                        10,743.06
 7/31/2008                          10,669.85                        10,647.79
 8/31/2008                          10,824.19                        10,804.71
 9/30/2008                           9,859.67                         9,841.36
10/31/2008                           8,203.76                         8,184.22
11/30/2008                           7,615.10                         7,598.02
12/31/2008                           7,696.13                         7,676.30
 1/31/2009                           7,047.45                         7,034.24
 2/28/2009                           6,297.05                         6,284.22
 3/31/2009                           6,848.65                         6,831.32
 4/30/2009                           7,504.13                         7,489.28
 5/31/2009                           7,923.85                         7,906.94
 6/30/2009                           7,939.57                         7,921.12
 7/31/2009                           8,540.10                         8,519.37
 8/31/2009                           8,848.43                         8,830.01
 9/30/2009                           9,178.62                         9,155.04
10/31/2009                           9,008.10                         8,987.43
11/30/2009                           9,548.44                         9,524.94
12/31/2009                           9,732.87                         9,708.38
 1/31/2010                           9,382.75                         9,359.79
 2/28/2010                           9,673.40                         9,650.29
 3/31/2010                          10,257.14                        10,232.44
 4/30/2010                          10,419.07                        10,389.95
 5/31/2010                           9,587.10                         9,561.55
 6/30/2010                           9,085.23                         9,056.93
 7/31/2010                           9,721.77                         9,695.90
 8/31/2010                           9,282.89                         9,256.24
 9/30/2010                          10,111.34                        10,082.86
10/31/2010                          10,496.07                        10,465.68
11/30/2010                          10,497.41                        10,465.68
12/31/2010                          11,198.97                        11,163.86
 1/31/2011                          11,464.40                        11,424.31
 2/28/2011                          11,857.16                        11,814.98
 3/31/2011                          11,861.88                        11,822.94
 4/30/2011                          12,213.17                        12,168.40
 5/31/2011                          12,074.93                        12,031.41
 6/30/2011                          11,873.65                        11,830.36
 7/31/2011                          11,632.20                        11,585.01
 8/31/2011                          11,000.32                        10,956.69
 9/30/2011                          10,227.01                        10,182.99
10/31/2011                          11,344.75                        11,295.72
11/30/2011                          11,319.68                        11,271.66
12/31/2011                          11,435.47                        11,382.12
 1/31/2012                          11,947.95                        11,895.92
 2/29/2012                          12,464.61                        12,403.67
 3/31/2012                          12,874.81                        12,815.36
 4/30/2012                          12,793.99                        12,730.29
 5/31/2012                          12,025.06                        11,964.65
 6/30/2012                          12,520.52                        12,454.85
 7/31/2012                          12,694.42                        12,625.88
 8/31/2012                          12,980.34                        12,906.87
 9/30/2012                          13,315.77                        13,243.06
10/31/2012                          13,069.90                        12,997.47
11/30/2012                          13,145.72                        13,071.15
12/31/2012                          13,265.54                        13,187.79
 1/31/2013                          13,952.63                        13,868.58
 2/28/2013                          14,142.04                        14,056.60
 3/31/2013                          14,672.41                        14,581.04
 4/30/2013                          14,955.10                        14,861.32
 5/31/2013                          15,304.92                        15,206.78
 6/30/2013                          15,099.40                        14,994.91
 7/31/2013                          15,867.72                        15,767.24
 8/31/2013                          15,408.16                        15,302.53
 9/30/2013                          15,891.35                        15,777.43
10/31/2013                          16,621.84                        16,500.86
11/30/2013                          17,128.38                        17,000.69
12/31/2013                          17,562.00                        17,428.56
 1/31/2014                          16,954.81                        16,827.58
 2/28/2014                          17,730.39                        17,593.67
 3/31/2014                          17,879.42                        17,735.99
 4/30/2014                          18,011.59                        17,868.75
 5/31/2014                          18,434.39                        18,280.29
 6/30/2014                          18,815.20                        18,660.28
 7/31/2014                          18,555.72                        18,400.28
 8/31/2014                          19,298.05                        19,133.62
 9/30/2014                          19,027.42                        18,864.72
10/31/2014                          19,492.17                        19,320.10
11/30/2014                          20,016.40                        19,835.75
12/31/2014                          19,965.98                        19,786.46
 1/31/2015                          19,366.62                        19,187.89
 2/28/2015                          20,479.64                        20,284.15
 3/31/2015                          20,155.77                        19,966.27
 4/30/2015                          20,349.13                        20,155.53
 5/31/2015                          20,610.80                        20,405.61
 6/30/2015                          20,211.82                        20,014.44
 7/31/2015                          20,635.28                        20,428.57
 8/31/2015                          19,390.28                        19,192.95
 9/30/2015                          18,910.49                        18,716.19
10/31/2015                          20,505.67                        20,292.36
11/30/2015                          20,566.65                        20,353.77
12/31/2015                          20,242.28                        20,030.10

                                   [END CHART]

                         Data from 12/31/05 to 12/31/15.

The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund Reward Shares closely tracks the S&P 500 Index (see page 5 for the benchmark definition).

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. o Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                        TOP 10 EQUITY HOLDINGS - 12/31/15
                                (% of Net Assets)

Apple, Inc. ...............................................................  3.2%
Microsoft Corp. ...........................................................  2.4%
Exxon Mobil Corp. .........................................................  1.8%
General Electric Co. ......................................................  1.6%
Johnson & Johnson .........................................................  1.5%
Amazon.com, Inc. ..........................................................  1.4%
Wells Fargo & Co. .........................................................  1.4%
Berkshire Hathaway, Inc. "B" ..............................................  1.3%
JPMorgan Chase & Co. ......................................................  1.3%
Facebook, Inc. "A" ........................................................  1.3%

You will fund a complete list of securities that the Fund owns on pages 11-30.

                       o SECTOR ALLOCATION* - 12/31/15 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     20.1%
FINANCIALS                                                                 16.0%
HEALTH CARE                                                                14.7%
CONSUMER DISCRETIONARY                                                     12.6%
CONSUMER STAPLES                                                            9.8%
INDUSTRIALS                                                                 9.8%
ENERGY                                                                      6.3%
UTILITIES                                                                   2.9%
MATERIALS                                                                   2.7%
TELECOMMUNICATION SERVICES                                                  2.4%

                                   [END CHART]

*Excludes money market instruments.

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

8  | USAA S&P 500 INDEX FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2015:

 DIVIDEND RECEIVED          QUALIFIED DIVIDEND          LONG-TERM
DEDUCTION (CORPORATE      INCOME (NON-CORPORATE        CAPITAL GAIN       QUALIFIED INTEREST
  SHAREHOLDERS)(1)           SHAREHOLDERS)(1)         DISTRIBUTIONS(2)          INCOME
--------------------------------------------------------------------------------------------
       100%                       100%                  $5,080,000              $4,000
--------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA S&P 500 INDEX FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA S&P 500 Index Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA S&P 500 Index Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 17, 2016

================================================================================

10  | USAA S&P 500 INDEX FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2015

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
               COMMON STOCKS (97.3%)

               CONSUMER DISCRETIONARY (12.6%)
               ------------------------------
               ADVERTISING (0.2%)
     119,664   Interpublic Group of Companies, Inc.                               $   2,786
      70,937   Omnicom Group, Inc.                                                    5,367
                                                                                  ---------
                                                                                      8,153
                                                                                  ---------
               APPAREL & ACCESSORIES & LUXURY GOODS (0.4%)
      81,738   Coach, Inc.                                                            2,675
      12,093   Fossil Group, Inc.*                                                      442
     114,712   Hanesbrands, Inc.                                                      3,376
      53,848   Michael Kors Holdings Ltd.*                                            2,157
      24,004   PVH Corp.                                                              1,768
      17,358   Ralph Lauren Corp.                                                     1,935
      53,030   Under Armour, Inc. "A"*                                                4,275
     100,029   V.F. Corp.                                                             6,227
                                                                                  ---------
                                                                                     22,855
                                                                                  ---------
               APPAREL RETAIL (0.6%)
      67,042   Gap, Inc.                                                              1,656
      74,818   L Brands, Inc.                                                         7,169
     118,593   Ross Stores, Inc.                                                      6,382
     196,418   TJX Companies, Inc.                                                   13,928
      25,416   Urban Outfitters, Inc.*                                                  578
                                                                                  ---------
                                                                                     29,713
                                                                                  ---------
               AUTO PARTS & EQUIPMENT (0.3%)
      65,940   BorgWarner, Inc.                                                       2,851
      81,999   Delphi Automotive plc                                                  7,030
     190,290   Johnson Controls, Inc.                                                 7,514
                                                                                  ---------
                                                                                     17,395
                                                                                  ---------
               AUTOMOBILE MANUFACTURERS (0.5%)
   1,142,573   Ford Motor Co.                                                        16,099
     415,001   General Motors Co.                                                    14,114
                                                                                  ---------
                                                                                     30,213
                                                                                  ---------
               AUTOMOTIVE RETAIL (0.3%)
      21,577   Advance Auto Parts, Inc.                                               3,248
      21,982   AutoNation, Inc.*                                                      1,311

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
       8,923   AutoZone, Inc.*                                                    $   6,620
      59,338   CarMax, Inc.*                                                          3,202
      28,947   O'Reilly Automotive, Inc.*                                             7,336
                                                                                  ---------
                                                                                     21,717
                                                                                  ---------
               BROADCASTING (0.2%)
     127,332   CBS Corp. "B''                                                         6,001
      43,320   Discovery Communications, Inc. "A"*                                    1,156
      75,018   Discovery Communications, Inc. "C"*                                    1,892
      27,713   Scripps Network Interactive "A"                                        1,530
      65,394   TEGNA, Inc.                                                            1,669
                                                                                  ---------
                                                                                     12,248
                                                                                  ---------
               CABLE & SATELLITE (1.1%)
      64,739   Cablevision Systems Corp. "A"                                          2,065
     715,886   Comcast Corp. "A"                                                     40,397
      83,058   Time Warner Cable, Inc.                                               15,415
                                                                                  ---------
                                                                                     57,877
                                                                                  ---------
               CASINOS & GAMING (0.0%)
      23,683   Wynn Resorts Ltd.                                                      1,639
                                                                                  ---------
               COMPUTER & ELECTRONICS RETAIL (0.1%)
      87,351   Best Buy Co., Inc.                                                     2,660
      30,882   GameStop Corp. "A"                                                       866
                                                                                  ---------
                                                                                      3,526
                                                                                  ---------
               CONSUMER ELECTRONICS (0.1%)
      34,180   Garmin Ltd.                                                            1,270
      20,782   Harman International Industries, Inc.                                  1,958
                                                                                  ---------
                                                                                      3,228
                                                                                  ---------
               DEPARTMENT STORES (0.1%)
      55,634   Kohl's Corp.                                                           2,650
      92,148   Macy's, Inc.                                                           3,223
      39,478   Nordstrom, Inc.                                                        1,967
                                                                                  ---------
                                                                                      7,840
                                                                                  ---------
               DISTRIBUTORS (0.1%)
      44,208   Genuine Parts Co.                                                      3,797
                                                                                  ---------
               FOOTWEAR (0.5%)
     395,688   NIKE, Inc. "B"                                                        24,730
                                                                                  ---------
               GENERAL MERCHANDISE STORES (0.5%)
      85,029   Dollar General Corp.                                                   6,111
      69,043   Dollar Tree, Inc.*                                                     5,332
     180,515   Target Corp.                                                          13,107
                                                                                  ---------
                                                                                     24,550
                                                                                  ---------

================================================================================

12  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
               HOME FURNISHINGS (0.1%)
      39,829   Leggett & Platt, Inc.                                              $   1,673
      18,543   Mohawk Industries, Inc.*                                               3,512
                                                                                  ---------
                                                                                      5,185
                                                                                  ---------
               HOME IMPROVEMENT RETAIL (1.3%)
     371,440   Home Depot, Inc.                                                      49,123
     268,025   Lowe's Companies, Inc.                                                20,381
                                                                                  ---------
                                                                                     69,504
                                                                                  ---------
               HOMEBUILDING (0.1%)
      96,751   D.R. Horton, Inc.                                                      3,099
      52,695   Lennar Corp. "A"                                                       2,577
      93,110   Pulte Group, Inc.                                                      1,659
                                                                                  ---------
                                                                                      7,335
                                                                                  ---------
               HOMEFURNISHING RETAIL (0.0%)
      49,234   Bed Bath & Beyond, Inc.*                                               2,376
                                                                                  ---------
               HOTELS, RESORTS & CRUISE LINES (0.4%)
     134,808   Carnival Corp.                                                         7,345
      56,523   Marriott International, Inc. "A"                                       3,789
      50,490   Royal Caribbean Cruises Ltd.                                           5,110
      49,644   Starwood Hotels & Resorts Worldwide, Inc.                              3,439
      33,704   Wyndham Worldwide Corp.                                                2,449
                                                                                  ---------
                                                                                     22,132
                                                                                  ---------
               HOUSEHOLD APPLIANCES (0.1%)
      22,837   Whirlpool Corp.                                                        3,354
                                                                                  ---------
               HOUSEWARES & SPECIALTIES (0.1%)
      78,197   Newell Rubbermaid, Inc.                                                3,447
                                                                                  ---------
               INTERNET RETAIL (2.2%)
     112,651   Amazon.com, Inc.*                                                     76,140
      34,507   Expedia, Inc.                                                          4,289
     125,256   Netflix, Inc.*                                                        14,327
      14,592   Priceline Group, Inc.*                                                18,604
      32,976   TripAdvisor, Inc.*                                                     2,811
                                                                                  ---------
                                                                                    116,171
                                                                                  ---------
               LEISURE PRODUCTS (0.1%)
      32,597   Hasbro, Inc.                                                           2,196
     100,063   Mattel, Inc.                                                           2,718
                                                                                  ---------
                                                                                      4,914
                                                                                  ---------
               MOTORCYCLE MANUFACTURERS (0.0%)
      55,884   Harley-Davidson, Inc.                                                  2,537
                                                                                  ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
               MOVIES & ENTERTAINMENT (1.5%)
     234,392   Time Warner, Inc.                                                  $  15,158
     343,422   Twenty-First Century Fox, Inc. "A"                                     9,327
     125,584   Twenty-First Century Fox, Inc. "B"                                     3,420
     101,193   Viacom, Inc. "B"                                                       4,165
     445,775   Walt Disney Co.                                                       46,842
                                                                                  ---------
                                                                                     78,912
                                                                                  ---------
               PUBLISHING (0.0%)
     110,983   News Corp. "A"                                                         1,483
      31,415   News Corp. "B"                                                           438
                                                                                  ---------
                                                                                      1,921
                                                                                  ---------
               RESTAURANTS (1.4%)
       9,159   Chipotle Mexican Grill, Inc.*                                          4,395
      34,037   Darden Restaurants, Inc.                                               2,166
     269,059   McDonald's Corp.                                                      31,787
     435,026   Starbucks Corp.                                                       26,114
     126,374   Yum! Brands, Inc.                                                      9,232
                                                                                  ---------
                                                                                     73,694
                                                                                  ---------
               SPECIALIZED CONSUMER SERVICES (0.0%)
      68,671   H&R Block, Inc.(f)                                                     2,287
                                                                                  ---------
               SPECIALTY STORES (0.2%)
      23,286   Signet Jewelers Ltd.                                                   2,880
     188,205   Staples, Inc.                                                          1,782
      32,635   Tiffany & Co.                                                          2,490
      39,616   Tractor Supply Co.                                                     3,387
                                                                                  ---------
                                                                                     10,539
                                                                                  ---------
               TIRES & RUBBER (0.1%)
      78,565   Goodyear Tire & Rubber Co.                                             2,567
                                                                                  ---------
               Total Consumer Discretionary                                         676,356
                                                                                  ---------
               CONSUMER STAPLES (9.8%)
               -----------------------
               AGRICULTURAL PRODUCTS (0.1%)
     174,869   Archer-Daniels-Midland Co.                                             6,414
                                                                                  ---------
               BREWERS (0.1%)
      45,992   Molson Coors Brewing Co. "B"                                           4,320
                                                                                  ---------
               DISTILLERS & VINTNERS (0.2%)
      29,856   Brown-Forman Corp. "B"                                                 2,964
      50,777   Constellation Brands, Inc. "A"                                         7,233
                                                                                  ---------
                                                                                     10,197
                                                                                  ---------

================================================================================

14  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
               DRUG RETAIL (1.0%)
     324,621   CVS Health Corp.                                                   $  31,738
     255,228   Walgreens Boots Alliance, Inc.                                        21,734
                                                                                  ---------
                                                                                     53,472
                                                                                  ---------
               FOOD DISTRIBUTORS (0.1%)
     154,111   Sysco Corp.                                                            6,318
                                                                                  ---------
               FOOD RETAIL (0.3%)
     285,158   Kroger Co.                                                            11,928
      99,982   Whole Foods Market, Inc.                                               3,350
                                                                                  ---------
                                                                                     15,278
                                                                                  ---------
               HOUSEHOLD PRODUCTS (1.9%)
      38,427   Church & Dwight Co., Inc.                                              3,262
      37,843   Clorox Co.                                                             4,800
     262,960   Colgate-Palmolive Co.                                                 17,518
     106,507   Kimberly-Clark Corp.                                                  13,558
     797,154   Procter & Gamble Co.(f)                                               63,302
                                                                                  ---------
                                                                                    102,440
                                                                                  ---------
               HYPERMARKETS & SUPER CENTERS (0.9%)
     128,326   Costco Wholesale Corp.                                                20,724
     459,655   Wal-Mart Stores, Inc.(f)                                              28,177
                                                                                  ---------
                                                                                     48,901
                                                                                  ---------
               PACKAGED FOODS & MEAT (1.5%)
      52,432   Campbell Soup Co.                                                      2,755
     126,999   ConAgra Foods, Inc.                                                    5,354
     175,218   General Mills, Inc.                                                   10,103
      42,083   Hershey Co.                                                            3,757
      39,835   Hormel Foods Corp.                                                     3,150
      34,851   J.M. Smucker Co.                                                       4,299
      74,808   Kellogg Co.                                                            5,407
      34,043   Keurig Green Mountain, Inc.                                            3,063
     174,202   Kraft Heinz Co.                                                       12,675
      34,354   McCormick & Co., Inc.                                                  2,939
      57,756   Mead Johnson Nutrition Co.                                             4,560
     465,570   Mondelez International, Inc. "A"                                      20,876
      86,624   Tyson Foods, Inc. "A"                                                  4,620
                                                                                  ---------
                                                                                     83,558
                                                                                  ---------
               PERSONAL PRODUCTS (0.1%)
      65,157   Estee Lauder Companies, Inc. "A"                                       5,738
                                                                                  ---------
               SOFT DRINKS (2.0%)
   1,147,143   Coca-Cola Co.                                                         49,281
      61,372   Coca-Cola Enterprises, Inc.                                            3,022

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
      55,211   Dr Pepper Snapple Group, Inc.                                      $   5,146
      43,961   Monster Beverage Corp.*                                                6,548
     427,000   PepsiCo, Inc.                                                         42,666
                                                                                  ---------
                                                                                    106,663
                                                                                  ---------
               TOBACCO (1.6%)
     574,563   Altria Group, Inc.                                                    33,445
     454,011   Philip Morris International, Inc.                                     39,912
     242,937   Reynolds American, Inc.                                               11,212
                                                                                  ---------
                                                                                     84,569
                                                                                  ---------
               Total Consumer Staples                                               527,868
                                                                                  ---------
               ENERGY (6.3%)
               -------------
               COAL & CONSUMABLE FUELS (0.0%)
      66,087   CONSOL Energy, Inc.                                                      522
                                                                                  ---------
               INTEGRATED OIL & GAS (3.0%)
     551,587   Chevron Corp.                                                         49,621
   1,220,034   Exxon Mobil Corp.(f)                                                  95,101
     223,959   Occidental Petroleum Corp.                                            15,142
                                                                                  ---------
                                                                                    159,864
                                                                                  ---------
               OIL & GAS DRILLING (0.1%)
      19,312   Diamond Offshore Drilling, Inc.                                          407
      69,003   Ensco plc "A"                                                          1,062
      31,600   Helmerich & Payne, Inc.                                                1,692
     100,043   Transocean Ltd.                                                        1,239
                                                                                  ---------
                                                                                      4,400
                                                                                  ---------
               OIL & GAS EQUIPMENT & SERVICES (0.9%)
     127,858   Baker Hughes, Inc.                                                     5,900
      55,899   Cameron International Corp.*                                           3,533
      66,934   FMC Technologies, Inc.*                                                1,942
     250,764   Halliburton Co.                                                        8,536
     110,120   National Oilwell Varco, Inc.                                           3,688
     369,547   Schlumberger Ltd.                                                     25,776
                                                                                  ---------
                                                                                     49,375
                                                                                  ---------
               OIL & GAS EXPLORATION & PRODUCTION (1.3%)
     149,055   Anadarko Petroleum Corp.                                               7,241
     111,318   Apache Corp.                                                           4,950
     120,189   Cabot Oil & Gas Corp.                                                  2,126
     151,927   Chesapeake Energy Corp.                                                  684
      27,520   Cimarex Energy Co.(f)                                                  2,460
     361,949   ConocoPhillips                                                        16,899
     113,779   Devon Energy Corp.                                                     3,641
     161,203   EOG Resources, Inc.                                                   11,412

================================================================================

16  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
      44,255   EQT Corp.                                                          $   2,307
      70,261   Hess Corp.                                                             3,406
     197,852   Marathon Oil Corp.                                                     2,491
      47,365   Murphy Oil Corp.                                                       1,063
      47,500   Newfield Exploration Co.*                                              1,547
     125,015   Noble Energy, Inc.                                                     4,117
      43,806   Pioneer Natural Resources Co.                                          5,492
      49,554   Range Resources Corp.                                                  1,220
     112,347   Southwestern Energy Co.*                                                 799
                                                                                  ---------
                                                                                     71,855
                                                                                  ---------
               OIL & GAS REFINING & MARKETING (0.6%)
     156,168   Marathon Petroleum Corp.                                               8,096
     138,854   Phillips 66                                                           11,358
      35,302   Tesoro Corp.                                                           3,720
     141,140   Valero Energy Corp.                                                    9,980
                                                                                  ---------
                                                                                     33,154
                                                                                  ---------
               OIL & GAS STORAGE & TRANSPORTATION (0.4%)
     113,337   Columbia Pipeline Group, Inc.                                          2,267
     536,389   Kinder Morgan, Inc.                                                    8,003
      60,985   ONEOK, Inc.                                                            1,504
     197,170   Spectra Energy Corp.                                                   4,720
     200,648   Williams Companies, Inc.                                               5,156
                                                                                  ---------
                                                                                     21,650
                                                                                  ---------
               Total Energy                                                         340,820
                                                                                  ---------
               FINANCIALS (16.0%)
               ------------------
               ASSET MANAGEMENT & CUSTODY BANKS (1.1%)
      15,818   Affiliated Managers Group, Inc.*(f)                                    2,527
      51,019   Ameriprise Financial, Inc.                                             5,429
     320,253   Bank of New York Mellon Corp.                                         13,201
      36,995   BlackRock, Inc.                                                       12,598
     111,004   Franklin Resources, Inc.                                               4,087
     124,847   Invesco Ltd.                                                           4,180
      31,955   Legg Mason, Inc.                                                       1,254
      63,759   Northern Trust Corp.(c)                                                4,596
     118,129   State Street Corp.                                                     7,839
      73,537   T. Rowe Price Group, Inc.                                              5,257
                                                                                  ---------
                                                                                     60,968
                                                                                  ---------
               CONSUMER FINANCE (0.8%)
     245,239   American Express Co.                                                  17,057
     155,965   Capital One Financial Corp.                                           11,258
     125,517   Discover Financial Services                                            6,730

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
     104,910   Navient Corp.                                                      $   1,201
     243,583   Synchrony Financial*                                                   7,407
                                                                                  ---------
                                                                                     43,653
                                                                                  ---------
               DIVERSIFIED BANKS (4.9%)
   3,051,730   Bank of America Corp.(f)                                              51,361
     873,047   Citigroup, Inc.                                                       45,180
      51,975   Comerica, Inc.                                                         2,174
   1,078,744   JPMorgan Chase & Co.(f)                                               71,229
     482,073   U.S. Bancorp                                                          20,570
   1,361,829   Wells Fargo & Co.                                                     74,029
                                                                                  ---------
                                                                                    264,543
                                                                                  ---------
               HEALTH CARE REITs (0.3%)
     136,276   HCP, Inc.                                                              5,211
      97,737   Ventas, Inc.                                                           5,515
     103,673   Welltower, Inc.                                                        7,053
                                                                                  ---------
                                                                                     17,779
                                                                                  ---------
               HOTEL & RESORT REITs (0.1%)
     221,547   Host Hotels & Resorts, Inc.                                            3,399
                                                                                  ---------
               INSURANCE BROKERS (0.3%)
      80,254   Aon plc                                                                7,400
     152,780   Marsh & McLennan Companies, Inc.                                       8,472
                                                                                  ---------
                                                                                     15,872
                                                                                  ---------
               INVESTMENT BANKING & BROKERAGE (0.9%)
     351,010   Charles Schwab Corp.                                                  11,559
      86,392   E*TRADE Financial Corp.*                                               2,561
     116,281   Goldman Sachs Group, Inc.                                             20,957
     442,256   Morgan Stanley                                                        14,068
                                                                                  ---------
                                                                                     49,145
                                                                                  ---------
               LIFE & HEALTH INSURANCE (0.8%)
     124,669   AFLAC, Inc.                                                            7,468
      72,916   Lincoln National Corp.                                                 3,665
     325,358   MetLife, Inc.                                                         15,685
      79,629   Principal Financial Group, Inc.                                        3,582
     131,860   Prudential Financial, Inc.                                            10,735
      33,925   Torchmark Corp.                                                        1,939
      71,826   Unum Group                                                             2,391
                                                                                  ---------
                                                                                     45,465
                                                                                  ---------
               MULTI-LINE INSURANCE (0.6%)
     362,511   American International Group, Inc.                                    22,465
      19,500   Assurant, Inc.                                                         1,570

================================================================================

18  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
     119,712   Hartford Financial Services Group, Inc.                            $   5,203
      82,220   Loews Corp.                                                            3,157
                                                                                  ---------
                                                                                     32,395
                                                                                  ---------
               MULTI-SECTOR HOLDINGS (1.4%)
     549,050   Berkshire Hathaway, Inc. "B"*                                         72,497
      98,296   Leucadia National Corp.                                                1,709
                                                                                  ---------
                                                                                     74,206
                                                                                  ---------
               PROPERTY & CASUALTY INSURANCE (0.9%)
      94,999   ACE Ltd.                                                              11,101
     113,508   Allstate Corp.                                                         7,048
      66,543   Chubb Corp.                                                            8,826
      43,577   Cincinnati Financial Corp.                                             2,578
     170,659   Progressive Corp.                                                      5,427
      89,147   Travelers Companies, Inc.                                             10,061
      86,755   XL Group plc                                                           3,399
                                                                                  ---------
                                                                                     48,440
                                                                                  ---------
               REAL ESTATE SERVICES (0.1%)
      85,903   CBRE Group, Inc. "A"*                                                  2,971
                                                                                  ---------
               REGIONAL BANKS (1.0%)
     228,501   BB&T Corp.                                                             8,639
     233,819   Fifth Third Bancorp                                                    4,700
     235,167   Huntington Bancshares, Inc.                                            2,601
     244,476   KeyCorp                                                                3,225
      46,985   M&T Bank Corp.                                                         5,694
      90,751   People's United Financial, Inc.                                        1,466
     148,741   PNC Financial Services Group, Inc.                                    14,176
     380,725   Regions Financial Corp.                                                3,655
     149,211   SunTrust Banks, Inc.                                                   6,392
      59,768   Zions Bancorp                                                          1,632
                                                                                  ---------
                                                                                     52,180
                                                                                  ---------
               REITs - INDUSTRIAL (0.1%)
     153,025   Prologis, Inc.                                                         6,568
                                                                                  ---------
               REITs - OFFICE (0.3%)
      45,179   Boston Properties, Inc.                                                5,762
      29,433   SL Green Realty Corp.                                                  3,326
      52,114   Vornado Realty Trust                                                   5,209
                                                                                  ---------
                                                                                     14,297
                                                                                  ---------
               REITs - RESIDENTIAL (0.4%)
      45,768   Apartment Investment & Management Co. "A"                              1,832
      40,076   AvalonBay Communities, Inc.                                            7,379

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
     106,816   Equity Residential                                                 $   8,715
      19,350   Essex Property Trust, Inc.                                             4,633
                                                                                  ---------
                                                                                     22,559
                                                                                  ---------
               REITs - RETAIL (0.6%)
     170,259   General Growth Properties, Inc.                                        4,633
     121,873   Kimco Realty Corp.                                                     3,225
      39,193   Macerich Co.                                                           3,162
      72,691   Realty Income Corp.                                                    3,753
      90,626   Simon Property Group, Inc.                                            17,621
                                                                                  ---------
                                                                                     32,394
                                                                                  ---------
               REITs - SPECIALIZED (0.8%)
     124,090   American Tower Corp.                                                  12,030
      97,791   Crown Castle International Corp.                                       8,454
      18,159   Equinix, Inc.                                                          5,491
      56,026   Iron Mountain, Inc.                                                    1,513
      51,044   Plum Creek Timber Co., Inc.                                            2,436
      43,091   Public Storage                                                        10,674
     149,386   Weyerhaeuser Co.                                                       4,479
                                                                                  ---------
                                                                                     45,077
                                                                                  ---------
               SPECIALIZED FINANCE (0.6%)
      99,146   CME Group, Inc.                                                        8,983
      34,799   Intercontinental Exchange, Inc.(f)                                     8,917
      79,250   McGraw Hill Financial, Inc.                                            7,812
      50,276   Moody's Corp.                                                          5,045
      33,445   NASDAQ OMX Group, Inc.                                                 1,945
                                                                                  ---------
                                                                                     32,702
                                                                                  ---------
               Total Financials                                                     864,613
                                                                                  ---------
               HEALTH CARE (14.7%)
               -------------------
               BIOTECHNOLOGY (3.6%)
     479,057   AbbVie, Inc.                                                          28,379
      66,129   Alexion Pharmaceuticals, Inc.*                                        12,614
     221,083   Amgen, Inc.                                                           35,888
     159,461   Baxalta, Inc.                                                          6,224
      65,318   Biogen, Inc.*                                                         20,010
     230,225   Celgene Corp.*                                                        27,572
     422,307   Gilead Sciences, Inc.(f)                                              42,733
      22,746   Regeneron Pharmaceuticals, Inc.*                                      12,348
      71,999   Vertex Pharmaceuticals, Inc.*                                          9,060
                                                                                  ---------
                                                                                    194,828
                                                                                  ---------
               HEALTH CARE DISTRIBUTORS (0.6%)
      57,288   AmerisourceBergen Corp.                                                5,941

================================================================================

20  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
      96,448   Cardinal Health, Inc.                                              $   8,610
      24,312   Henry Schein, Inc.*                                                    3,846
      67,422   McKesson Corp.                                                        13,298
      24,143   Patterson Companies, Inc.                                              1,091
                                                                                  ---------
                                                                                     32,786
                                                                                  ---------
               HEALTH CARE EQUIPMENT (2.0%)
     437,099   Abbott Laboratories                                                   19,630
     160,335   Baxter International, Inc.                                             6,117
      61,762   Becton, Dickinson & Co.                                                9,517
     394,213   Boston Scientific Corp.*                                               7,269
      21,589   C.R. Bard, Inc.                                                        4,090
      63,212   Edwards Lifesciences Corp.*                                            4,993
      10,950   Intuitive Surgical, Inc.*                                              5,980
     411,896   Medtronic plc                                                         31,683
      82,870   St. Jude Medical, Inc.                                                 5,119
      92,657   Stryker Corp.                                                          8,612
      28,632   Varian Medical Systems, Inc.*                                          2,313
      50,373   Zimmer Holdings, Inc.                                                  5,168
                                                                                  ---------
                                                                                    110,491
                                                                                  ---------
               HEALTH CARE FACILITIES (0.2%)
      92,041   HCA Holdings, Inc.*                                                    6,225
      29,250   Tenet Healthcare Corp.*                                                  886
      26,720   Universal Health Services, Inc. "B"                                    3,193
                                                                                  ---------
                                                                                     10,304
                                                                                  ---------
               HEALTH CARE SERVICES (0.5%)
      48,841   DaVita HealthCare Partners, Inc.*                                      3,405
     198,236   Express Scripts Holding Co.*                                          17,328
      29,703   Laboratory Corp. of America Holdings*                                  3,672
      41,733   Quest Diagnostics, Inc.                                                2,969
                                                                                  ---------
                                                                                     27,374
                                                                                  ---------
               HEALTH CARE SUPPLIES (0.1%)
      40,654   DENTSPLY International, Inc.                                           2,474
                                                                                  ---------
               HEALTH CARE TECHNOLOGY (0.1%)
      89,496   Cerner Corp.*                                                          5,385
                                                                                  ---------
               LIFE SCIENCES TOOLS & SERVICES (0.6%)
      96,813   Agilent Technologies, Inc.                                             4,048
      42,906   Illumina, Inc.*                                                        8,236
      32,332   PerkinElmer, Inc.                                                      1,732
     116,991   Thermo Fisher Scientific, Inc.                                        16,595
      24,047   Waters Corp.*                                                          3,236
                                                                                  ---------
                                                                                     33,847
                                                                                  ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
               MANAGED HEALTH CARE (1.4%)
     102,206   Aetna, Inc.                                                        $  11,051
      76,555   Anthem, Inc.                                                          10,675
      75,505   Cigna Corp.                                                           11,049
      43,456   Humana, Inc.                                                           7,757
     279,330   UnitedHealth Group, Inc.                                              32,860
                                                                                  ---------
                                                                                     73,392
                                                                                  ---------
               PHARMACEUTICALS (5.6%)
     115,504   Allergan plc*                                                         36,095
     488,897   Bristol-Myers Squibb Co.                                              33,631
     286,024   Eli Lilly and Co.                                                     24,100
      60,643   Endo International plc*                                                3,713
     810,880   Johnson & Johnson(f)                                                  83,294
      33,665   Mallinckrodt plc*                                                      2,512
     818,683   Merck & Co., Inc.(f)                                                  43,243
     121,176   Mylan N.V.*                                                            6,552
      43,003   Perrigo Co. plc                                                        6,222
   1,809,102   Pfizer, Inc.(f)                                                       58,398
     134,740   Zoetis, Inc.                                                           6,457
                                                                                  ---------
                                                                                    304,217
                                                                                  ---------
               Total Health Care                                                    795,098
                                                                                  ---------
               INDUSTRIALS (9.8%)
               ------------------
               AEROSPACE & DEFENSE (2.7%)
     184,508   Boeing Co.                                                            26,678
      87,051   General Dynamics Corp.                                                11,957
     225,780   Honeywell International, Inc.                                         23,384
      22,975   L-3 Communications Holdings, Inc.                                      2,746
      77,425   Lockheed Martin Corp.                                                 16,813
      53,439   Northrop Grumman Corp.                                                10,090
      40,323   Precision Castparts Corp.                                              9,355
      88,378   Raytheon Co.                                                          11,006
      38,432   Rockwell Collins, Inc.                                                 3,547
      80,623   Textron, Inc.                                                          3,387
     241,768   United Technologies Corp.                                             23,227
                                                                                  ---------
                                                                                    142,190
                                                                                  ---------
               AGRICULTURAL & FARM MACHINERY (0.1%)
      91,452   Deere & Co.                                                            6,975
                                                                                  ---------
               AIR FREIGHT & LOGISTICS (0.7%)
      42,096   C.H. Robinson Worldwide, Inc.                                          2,611
      54,916   Expeditors International of Washington, Inc.                           2,477

================================================================================

22  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
      76,954   FedEx Corp.                                                        $  11,465
     203,903   United Parcel Service, Inc. "B"                                       19,622
                                                                                  ---------
                                                                                     36,175
                                                                                  ---------
               AIRLINES (0.6%)
     184,805   American Airlines Group, Inc.                                          7,826
     230,438   Delta Air Lines, Inc.                                                 11,681
     190,592   Southwest Airlines Co.                                                 8,207
     109,163   United Continental Holdings, Inc.*                                     6,255
                                                                                  ---------
                                                                                     33,969
                                                                                  ---------
               BUILDING PRODUCTS (0.1%)
      28,439   Allegion plc                                                           1,875
      98,220   Masco Corp.                                                            2,779
                                                                                  ---------
                                                                                      4,654
                                                                                  ---------
               CONSTRUCTION & ENGINEERING (0.1%)
      41,161   Fluor Corp.                                                            1,944
      36,101   Jacobs Engineering Group, Inc.*                                        1,514
      47,448   Quanta Services, Inc.*                                                   961
                                                                                  ---------
                                                                                      4,419
                                                                                  ---------
               CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.4%)
     170,569   Caterpillar, Inc.                                                     11,592
      48,395   Cummins, Inc.                                                          4,259
     103,606   PACCAR, Inc.                                                           4,911
                                                                                  ---------
                                                                                     20,762
                                                                                  ---------
               DIVERSIFIED SUPPORT SERVICES (0.0%)
      25,462   Cintas Corp.                                                           2,318
                                                                                  ---------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
      69,769   AMETEK, Inc.                                                           3,739
     135,234   Eaton Corp. plc                                                        7,037
     191,358   Emerson Electric Co.                                                   9,153
      38,618   Rockwell Automation, Inc.                                              3,963
                                                                                  ---------
                                                                                     23,892
                                                                                  ---------
               ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
      70,157   Republic Services, Inc.                                                3,086
      25,031   Stericycle, Inc.*                                                      3,019
     121,572   Waste Management, Inc.                                                 6,488
                                                                                  ---------
                                                                                     12,593
                                                                                  ---------
               HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      38,917   Robert Half International, Inc.                                        1,835
                                                                                  ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES (2.5%)
     180,427   3M Co.                                                             $  27,180
     174,698   Danaher Corp.                                                         16,226
   2,765,886   General Electric Co.                                                  86,157
      29,544   Roper Technologies, Inc.                                               5,607
                                                                                  ---------
                                                                                    135,170
                                                                                  ---------
               INDUSTRIAL MACHINERY (0.6%)
      45,583   Dover Corp.                                                            2,795
      38,807   Flowserve Corp.                                                        1,633
      95,982   Illinois Tool Works, Inc.                                              8,896
      76,420   Ingersoll-Rand plc                                                     4,225
      39,735   Parker-Hannifin Corp.                                                  3,853
      53,173   Pentair plc                                                            2,634
      17,019   Snap-on, Inc.                                                          2,918
      43,795   Stanley Black & Decker, Inc.                                           4,674
      52,494   Xylem, Inc.                                                            1,916
                                                                                  ---------
                                                                                     33,544
                                                                                  ---------
               OFFICE SERVICES & SUPPLIES (0.0%)
      58,841   Pitney Bowes, Inc.                                                     1,215
                                                                                  ---------
               RAILROADS (0.8%)
     285,945   CSX Corp.                                                              7,420
      32,171   Kansas City Southern                                                   2,402
      87,215   Norfolk Southern Corp.                                                 7,378
     250,228   Union Pacific Corp.                                                   19,568
                                                                                  ---------
                                                                                     36,768
                                                                                  ---------
               RESEARCH & CONSULTING SERVICES (0.2%)
      10,509   Dun & Bradstreet Corp.                                                 1,092
      34,759   Equifax, Inc.                                                          3,871
     106,614   Nielsen Holdings plc                                                   4,968
      45,797   Verisk Analytics, Inc.*                                                3,521
                                                                                  ---------
                                                                                     13,452
                                                                                  ---------
               SECURITY & ALARM SERVICES (0.1%)
      47,819   ADT Corp.                                                              1,577
     124,625   Tyco International plc                                                 3,974
                                                                                  ---------
                                                                                      5,551
                                                                                  ---------
               TRADING COMPANIES & DISTRIBUTORS (0.2%)
      84,509   Fastenal Co.                                                           3,450
      26,991   United Rentals, Inc.*(f)                                               1,958
      16,941   W.W. Grainger, Inc.                                                    3,432
                                                                                  ---------
                                                                                      8,840
                                                                                  ---------

================================================================================

24  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
               TRUCKING (0.1%)
      26,849   J.B. Hunt Transport Services, Inc.(f)                              $   1,969
      15,638   Ryder System, Inc.                                                       889
                                                                                  ---------
                                                                                      2,858
                                                                                  ---------
               Total Industrials                                                    527,180
                                                                                  ---------
               INFORMATION TECHNOLOGY (20.1%)
               ------------------------------
               APPLICATION SOFTWARE (0.8%)
     146,241   Adobe Systems, Inc.*                                                  13,738
      66,086   Autodesk, Inc.*                                                        4,026
      45,115   Citrix Systems, Inc.*                                                  3,413
      77,411   Intuit, Inc.                                                           7,470
     183,031   salesforce.com, Inc.*                                                 14,350
                                                                                  ---------
                                                                                     42,997
                                                                                  ---------
               COMMUNICATIONS EQUIPMENT (1.4%)
   1,488,124   Cisco Systems, Inc.                                                   40,410
      20,641   F5 Networks, Inc.*                                                     2,002
      36,214   Harris Corp.                                                           3,147
     103,257   Juniper Networks, Inc.                                                 2,850
      46,813   Motorola Solutions, Inc.                                               3,204
     440,552   QUALCOMM, Inc.                                                        22,021
                                                                                  ---------
                                                                                     73,634
                                                                                  ---------
               DATA PROCESSING & OUTSOURCED SERVICES (2.3%)
      17,900   Alliance Data Systems Corp.*                                           4,951
     135,115   Automatic Data Processing, Inc.                                       11,447
      81,103   Fidelity National Information Services, Inc.                           4,915
      67,137   Fiserv, Inc.*                                                          6,140
     290,185   MasterCard, Inc. "A"                                                  28,253
      93,668   Paychex, Inc.                                                          4,954
     325,833   PayPal Holdings, Inc.*                                                11,795
      49,298   Total System Services, Inc.                                            2,455
     570,458   Visa, Inc. "A"                                                        44,239
     148,351   Western Union Co.                                                      2,657
     277,271   Xerox Corp.                                                            2,947
                                                                                  ---------
                                                                                    124,753
                                                                                  ---------
               ELECTRONIC COMPONENTS (0.2%)
      90,727   Amphenol Corp. "A"                                                     4,739
     346,617   Corning, Inc.                                                          6,336
                                                                                  ---------
                                                                                     11,075
                                                                                  ---------
               ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      41,341   FLIR Systems, Inc.                                                     1,160
                                                                                  ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
               ELECTRONIC MANUFACTURING SERVICES (0.1%)
     113,137   TE Connectivity Ltd.                                               $   7,310
                                                                                  ---------
               HOME ENTERTAINMENT SOFTWARE (0.2%)
     147,928   Activision Blizzard, Inc.                                              5,726
      90,803   Electronic Arts, Inc.*                                                 6,240
                                                                                  ---------
                                                                                     11,966
                                                                                  ---------
               INTERNET SOFTWARE & SERVICES (4.2%)
      51,843   Akamai Technologies, Inc.*                                             2,729
      85,381   Alphabet, Inc. "A"*                                                   66,427
      87,083   Alphabet, Inc. "C"*                                                   66,086
     323,845   eBay, Inc.*                                                            8,899
     665,434   Facebook, Inc. "A"*                                                   69,644
      28,529   VeriSign, Inc.*                                                        2,492
     254,744   Yahoo!, Inc.*                                                          8,473
                                                                                  ---------
                                                                                    224,750
                                                                                  ---------
               IT CONSULTING & OTHER SERVICES (1.3%)
     183,172   Accenture plc "A"                                                     19,142
     178,263   Cognizant Technology Solutions Corp. "A"*                             10,699
      40,452   CSRA, Inc.                                                             1,214
     261,569   International Business Machines Corp.                                 35,997
      39,029   Teradata Corp.*                                                        1,031
                                                                                  ---------
                                                                                     68,083
                                                                                  ---------
               SEMICONDUCTOR EQUIPMENT (0.2%)
     336,783   Applied Materials, Inc.                                                6,288
      45,827   KLA-Tencor Corp.                                                       3,178
      46,598   Lam Research Corp.                                                     3,701
                                                                                  ---------
                                                                                     13,167
                                                                                  ---------
               SEMICONDUCTORS (2.2%)
      91,602   Analog Devices, Inc.                                                   5,067
      76,835   Avago Technologies Ltd.                                               11,153
     164,399   Broadcom Corp. "A"                                                    9,506
      21,824   First Solar, Inc.*                                                     1,440
   1,382,815   Intel Corp.                                                           47,638
      69,968   Linear Technology Corp.                                                2,971
      59,564   Microchip Technology, Inc.                                             2,772
     318,204   Micron Technology, Inc.*                                               4,506
     149,730   NVIDIA Corp.                                                           4,935
      41,169   Qorvo, Inc.*                                                           2,095
      56,164   Skyworks Solutions, Inc.(f)                                            4,315
     297,264   Texas Instruments, Inc.                                               16,293
      75,127   Xilinx, Inc.                                                           3,529
                                                                                  ---------
                                                                                    116,220
                                                                                  ---------

================================================================================

26  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
               SYSTEMS SOFTWARE (3.2%)
      91,337   CA, Inc.                                                          $    2,609
   2,341,031   Microsoft Corp.(f)                                                   129,880
     938,553   Oracle Corp.                                                          34,285
      53,266   Red Hat, Inc.*                                                         4,411
     196,844   Symantec Corp.                                                         4,134
                                                                                 ----------
                                                                                    175,319
                                                                                 ----------
               TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.0%)
   1,633,904   Apple, Inc.(f)                                                       171,985
     568,183   EMC Corp.                                                             14,591
     526,103   Hewlett Packard Enterprise Co.                                         7,997
     530,198   HP, Inc.                                                               6,277
      85,631   NetApp, Inc.                                                           2,272
      58,815   SanDisk Corp.                                                          4,469
      87,974   Seagate Technology plc                                                 3,225
      67,929   Western Digital Corp.                                                  4,079
                                                                                 ----------
                                                                                    214,895
                                                                                 ----------
               Total Information Technology                                       1,085,329
                                                                                 ----------
               MATERIALS (2.7%)
               ----------------
               ALUMINUM (0.1%)
     386,086   Alcoa, Inc.                                                            3,811
                                                                                 ----------
               COMMODITY CHEMICALS (0.2%)
     105,391   LyondellBasell Industries N.V. "A"                                     9,158
                                                                                 ----------
               CONSTRUCTION MATERIALS (0.1%)
      19,505   Martin Marietta Materials, Inc.                                        2,664
      38,834   Vulcan Materials Co.                                                   3,688
                                                                                 ----------
                                                                                      6,352
                                                                                 ----------
               DIVERSIFIED CHEMICALS (0.7%)
     329,577   Dow Chemical Co.                                                      16,967
     256,854   E.I. du Pont de Nemours & Co.                                         17,106
      43,246   Eastman Chemical Co.                                                   2,920
                                                                                 ----------
                                                                                     36,993
                                                                                 ----------
               DIVERSIFIED METALS & MINING (0.0%)
     338,795   Freeport-McMoRan, Inc.                                                 2,294
                                                                                 ----------
               FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
      67,827   CF Industries Holdings, Inc.                                           2,768
      39,079   FMC Corp.                                                              1,529
     128,931   Monsanto Co.                                                          12,703
      98,194   Mosaic Co.                                                             2,709
                                                                                 ----------
                                                                                     19,709
                                                                                 ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
               GOLD (0.0%)
     156,354   Newmont Mining Corp.                                               $   2,813
                                                                                  ---------
               INDUSTRIAL GASES (0.3%)
      56,860   Air Products and Chemicals, Inc.                                       7,398
      19,018   Airgas, Inc.                                                           2,631
      83,413   Praxair, Inc.                                                          8,541
                                                                                  ---------
                                                                                     18,570
                                                                                  ---------
               METAL & GLASS CONTAINERS (0.1%)
      40,239   Ball Corp.                                                             2,927
      47,330   Owens-Illinois, Inc.*                                                    824
                                                                                  ---------
                                                                                      3,751
                                                                                  ---------
               PAPER PACKAGING (0.1%)
      26,687   Avery Dennison Corp.                                                   1,672
      57,755   Sealed Air Corp.                                                       2,576
      75,098   WestRock Co.                                                           3,426
                                                                                  ---------
                                                                                      7,674
                                                                                  ---------
               PAPER PRODUCTS (0.1%)
     121,655   International Paper Co.                                                4,586
                                                                                  ---------
               SPECIALTY CHEMICALS (0.5%)
      77,951   Ecolab, Inc.                                                           8,916
      23,494   International Flavors & Fragrances, Inc.                               2,811
      78,995   PPG Industries, Inc.                                                   7,806
      23,208   Sherwin-Williams Co.                                                   6,025
                                                                                  ---------
                                                                                     25,558
                                                                                  ---------
               STEEL (0.1%)
      93,434   Nucor Corp.                                                            3,765
                                                                                  ---------
               Total Materials                                                      145,034
                                                                                  ---------
               TELECOMMUNICATION SERVICES (2.4%)
               ---------------------------------
               ALTERNATIVE CARRIERS (0.1%)
      84,979   Level 3 Communications, Inc.*                                          4,619
                                                                                  ---------
               INTEGRATED TELECOMMUNICATION SERVICES (2.3%)
   1,802,990   AT&T, Inc.(f)                                                         62,041
     161,147   CenturyLink, Inc.                                                      4,055
     339,634   Frontier Communications Corp.                                          1,586
   1,192,453   Verizon Communications, Inc.(f)                                       55,115
                                                                                  ---------
                                                                                    122,797
                                                                                  ---------
               Total Telecommunication Services                                     127,416
                                                                                  ---------

================================================================================

28  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
               UTILITIES (2.9%)
               ----------------
               ELECTRIC UTILITIES (1.7%)
     143,832   American Electric Power Co., Inc.                                 $    8,381
     201,697   Duke Energy Corp.                                                     14,399
      95,123   Edison International                                                   5,632
      52,203   Entergy Corp.                                                          3,569
      93,243   Eversource Energy                                                      4,762
     269,794   Exelon Corp.                                                           7,492
     123,478   FirstEnergy Corp.                                                      3,918
     134,941   NextEra Energy, Inc.                                                  14,019
      74,373   Pepco Holdings, Inc.                                                   1,934
      32,489   Pinnacle West Capital Corp.                                            2,095
     196,916   PPL Corp.                                                              6,721
     266,199   Southern Co.                                                          12,455
     148,841   Xcel Energy, Inc.                                                      5,345
                                                                                 ----------
                                                                                     90,722
                                                                                 ----------
               GAS UTILITIES (0.0%)
      34,871   AGL Resources, Inc.                                                    2,225
                                                                                 ----------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
     198,038   AES Corp.                                                              1,895
      90,770   NRG Energy, Inc.                                                       1,069
                                                                                 ----------
                                                                                      2,964
                                                                                 ----------
               MULTI-UTILITIES (1.1%)
      71,591   Ameren Corp.                                                           3,095
     127,475   CenterPoint Energy, Inc.                                               2,340
      80,736   CMS Energy Corp.                                                       2,913
      86,281   Consolidated Edison, Inc.                                              5,545
     174,486   Dominion Resources, Inc.                                              11,802
      52,297   DTE Energy Co.                                                         4,194
      94,473   NiSource, Inc.                                                         1,843
     143,780   PG&E Corp.                                                             7,648
     147,680   Public Service Enterprise Group, Inc.                                  5,714
      41,807   SCANA Corp.                                                            2,529
      69,127   Sempra Energy                                                          6,499
      68,395   TECO Energy, Inc.                                                      1,823
      93,015   WEC Energy Group, Inc.                                                 4,772
                                                                                 ----------
                                                                                     60,717
                                                                                 ----------
               Total Utilities                                                      156,628
                                                                                 ----------
               Total Common Stocks (cost: $3,119,142)                             5,246,342
                                                                                 ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------
                                                                                     MARKET
NUMBER                                                                                VALUE
OF SHARES      SECURITY                                                               (000)
-------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (2.5%)

               MONEY MARKET FUND (2.3%)
               ------------------------
 126,064,803   Northern Institutional Funds - Diversified Assets
                 Portfolio, 0.06%(a),(d)                                         $  126,064
                                                                                 ----------

-------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
-------------------------------------------------------------------------------------------
               U.S. TREASURY BILLS (0.2%)
               --------------------------
     $12,955   0.06%, 3/31/16(b),(e)                                                 12,950
                                                                                 ----------
               Total Money Market Instruments (cost: $139,018)                      139,014
                                                                                 ----------

               TOTAL INVESTMENTS (COST: $3,258,160)                              $5,385,356
                                                                                 ==========

----------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------
                                           (LEVEL 1)            (LEVEL 2)      (LEVEL 3)
                                       QUOTED PRICES    OTHER SIGNIFICANT    SIGNIFICANT
                                   IN ACTIVE MARKETS           OBSERVABLE   UNOBSERVABLE
                                FOR IDENTICAL ASSETS               INPUTS         INPUTS       TOTAL
----------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                           $5,246,342                   $-             $-  $5,246,342
Money Market Instruments:
  Money Market Fund                          126,064                    -              -     126,064
  U.S. Treasury Bills                         12,950                    -              -      12,950
Other financial instruments(1)                   423                    -              -         423
----------------------------------------------------------------------------------------------------
Total                                     $5,385,779                   $-             $-  $5,385,779
----------------------------------------------------------------------------------------------------

(1)Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

30  | USAA S&P 500 INDEX FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT      Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at December 31, 2015.

    (b) Rate represents an annualized yield at time of purchase, not a coupon rate.

    (c) Northern Trust Corp. is the parent to Northern Trust Investments, Inc.
        (NTI), which is the subadviser of the Fund.

    (d) NTI is both the subadviser of the Fund and the adviser of the Northern Institutional Funds.

    (e) Securities with a value of $12,950,000 are segregated as collateral for initial margin requirements on open futures contracts.

================================================================================

                                        NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

    (f) Security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2015.

                                                                  CONTRACT     UNREALIZED
TYPE OF FUTURE           EXPIRATION      CONTRACTS   POSITION      VALUE      APPRECIATION
------------------------------------------------------------------------------------------
E-mini S&P 500 Index
  Futures              March 18, 2016      1,409       Long     $143,394,000    $423,000

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

32  | USAA S&P 500 Index Fund

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $3,258,160)                           $5,385,356
   Receivables:
       Capital shares sold                                                                        3,838
       USAA Asset Management Company (Note 6D)                                                      254
       USAA Transfer Agency Company (Note 6E)                                                         5
       Dividends and interest                                                                     7,037
       Other                                                                                         11
                                                                                             ----------
           Total assets                                                                       5,396,501
                                                                                             ----------
LIABILITIES
   Payables:
       Securities purchased                                                                         671
       Capital shares redeemed                                                                    2,528
   Variation margin on futures contracts                                                          1,357
   Accrued management fees                                                                          474
   Accrued administration and servicing fees                                                          9
   Accrued transfer agent's fees                                                                     60
   Other accrued expenses and payables                                                              209
                                                                                             ----------
           Total liabilities                                                                      5,308
                                                                                             ----------
               Net assets applicable to capital shares outstanding                           $5,391,193
                                                                                             ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                           $3,289,391
   Accumulated undistributed net investment income                                               10,021
   Accumulated net realized loss on investments and futures transactions                        (35,838)
   Net unrealized appreciation of investments and futures contracts                           2,127,619
                                                                                             ----------
               Net assets applicable to capital shares outstanding                           $5,391,193
                                                                                             ==========
   Net asset value, redemption price, and offering price per share:
       Member Shares (net assets of $2,777,361/95,177 shares outstanding)                    $    29.18
                                                                                             ==========
       Reward Shares (net assets of $2,613,832/89,555 shares outstanding)                    $    29.19
                                                                                             ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividends                                                                                 $112,659
     Interest                                                                                        34
                                                                                               --------
          Total income                                                                          112,693
                                                                                               --------
EXPENSES
     Management fees                                                                              5,270
     Administration and servicing fees:
          Member Shares                                                                           1,671
          Reward Shares                                                                           1,491
     Transfer agent's fees:
          Member Shares                                                                           2,743
          Reward Shares                                                                             207
     Custody and accounting fees:
          Member Shares                                                                              20
          Reward Shares                                                                              15
     Postage:
          Member Shares                                                                             180
          Reward Shares                                                                               7
     Shareholder reporting fees:
          Member Shares                                                                              75
          Reward Shares                                                                               7
     Trustees' fees                                                                                  27
     Registration fees:
          Member Shares                                                                              78
          Reward Shares                                                                              82
     Professional fees                                                                              277
     Other                                                                                          121
                                                                                               --------
          Total expenses                                                                         12,271
     Expenses reimbursed:
          Member Shares                                                                            (810)
          Reward Shares                                                                            (768)
                                                                                               --------
               Net expenses                                                                      10,693
                                                                                               --------
NET INVESTMENT INCOME                                                                           102,000
                                                                                               --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
     Net realized gain (loss) on:
          Investments                                                                             5,902
          Futures transactions                                                                   (4,696)
     Change in net unrealized appreciation/(depreciation) of:
          Investments                                                                           (40,579)
          Futures contracts                                                                      (3,323)
                                                                                               --------
               Net realized and unrealized loss                                                 (42,696)
                                                                                               --------
     Increase in net assets resulting from operations                                          $ 59,304
                                                                                               ========

See accompanying notes to financial statements.

================================================================================

34  | USAA S&P 500 INDEX FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

-------------------------------------------------------------------------------------------------------
                                                                            2015                   2014
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                              $  102,000             $   83,917
   Net realized gain (loss) on investments                                 5,902                 (3,632)
   Net realized gain (loss) on futures transactions                       (4,696)                18,765
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                        (40,579)               497,647
      Futures contracts                                                   (3,323)                  (686)
                                                                      ---------------------------------
      Increase in net assets resulting from operations                    59,304                596,011
                                                                      ---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Member Shares                                                      (49,323)               (46,090)
      Reward Shares                                                      (46,758)               (37,554)
                                                                      ---------------------------------
           Total distributions of net investment income                  (96,081)               (83,644)
                                                                      ---------------------------------
   Net realized gains:
      Member Shares                                                       (2,620)                     -
      Reward Shares                                                       (2,460)                     -
                                                                      ---------------------------------
           Total distributions of net realized gains                      (5,080)                     -
                                                                      ---------------------------------
      Distributions to shareholders                                     (101,161)               (83,644)
                                                                      ---------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Member Shares                                                          34,412               (100,974)
   Reward Shares                                                         330,361                252,476
                                                                      ---------------------------------
      Total net increase in net assets from capital
           share transactions                                            364,773                151,502
                                                                      ---------------------------------
   Capital contribution from USAA Transfer Agency
      Company (Note 6E):
      Reward Shares                                                            5                      -
                                                                      ---------------------------------
   Net increase in net assets                                            322,921                663,869

NET ASSETS
   Beginning of year                                                   5,068,272              4,404,403
                                                                      ---------------------------------
   End of year                                                        $5,391,193             $5,068,272
                                                                      =================================
Accumulated undistributed net investment income:
   End of year                                                        $   10,021             $    2,909
                                                                      =================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA S&P 500 Index Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the S&P 500 Index. The S&P 500 Index emphasizes stocks of large U.S. companies. USAA Asset Management Company (the Manager), an affiliate of the Fund, has retained Northern Trust Investments, Inc. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the S&P 500 Index.

The Fund consists of two classes of shares: Member Shares and Reward Shares. Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agency fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Reward Shares are currently offered for sale to

================================================================================

36  | USAA S&P 500 INDEX FUND

================================================================================

qualified shareholders, USAA discretionary managed account program, and a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    2. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

    3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    5. Repurchase agreements are valued at cost.

    6. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair

================================================================================

38  | USAA S&P 500 INDEX FUND

================================================================================

       value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at December 31, 2015, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objectives. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the S&P 500 Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

40  | USAA S&P 500 INDEX FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2015*
    (IN THOUSANDS)

                             ASSET DERIVATIVES                       LIABILITY DERIVATIVES
-----------------------------------------------------------------------------------------------
                    STATEMENT OF                                STATEMENT OF
DERIVATIVES NOT     ASSETS AND                                  ASSETS AND
ACCOUNTED FOR AS    LIABILITIES                                 LIABILITIES
HEDGING INSTRUMENTS LOCATION                 FAIR VALUE         LOCATION             FAIR VALUE
-----------------------------------------------------------------------------------------------
Equity contracts    Net unrealized             $423**           -                        $-
                    appreciation of
                    investments and
                    futures contracts
------------------------------------------------------------------------------------------------

    *For open derivative instruments as of December 31, 2015, see the Portfolio of Investments, which also is indicative of activity for the year ended December 31, 2015.

    **Includes cumulative appreciation/(depreciation) of futures as reported on the Notes to Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015 (IN THOUSANDS)

                                                                                 CHANGE IN
                                                                                 UNREALIZED
DERIVATIVES NOT                                                                  APPRECIATION/
ACCOUNTED FOR AS              STATEMENT OF                   REALIZED LOSS       (DEPRECIATION)
HEDGING INSTRUMENTS           OPERATIONS LOCATION            ON DERIVATIVES      ON DERIVATIVES
------------------------------------------------------------------------------------------------
Equity contracts              Net realized gain (loss)         $(4,696)            $(3,323)
                              on Futures transactions/
                              Change in net unrealized
                              appreciation/(depreciation)
                              of Futures contracts
------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2015, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum

================================================================================

42  | USAA S&P 500 INDEX FUND

================================================================================

annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the year ended December 31, 2015, the Fund paid CAPCO facility fees of $28,000, which represents 7.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend, and distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $1,193,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2015, and 2014, was as follows:

                                              2015                2014
                                          --------------------------------
Ordinary income*                          $ 96,081,000         $83,644,000
Long-term realized capital gain              5,080,000                   -
                                          ------------         -----------
  Total distributions paid                $101,161,000         $83,644,000
                                          ------------         -----------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

As of December 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                    $   10,021,000
Accumulated capital and other losses                                  (6,839,000)
Unrealized appreciation of investments                             2,098,620,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended December 31, 2015, the Fund utilized capital loss carryforwards of $2,100,000, to offset capital gains. At December 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2015, the Fund deferred to January 1, 2016, post October capital losses of $6,839,000.

For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2015, were $649,026,000 and $215,066,000, respectively.

================================================================================

44  | USAA S&P 500 INDEX FUND

================================================================================

As of December 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $3,286,736,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2015, for federal income tax purposes, were $2,286,502,000 and $187,882,000, respectively, resulting in net unrealized appreciation of $2,098,620,000.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions were as follows, in thousands:

                                         YEAR ENDED                   YEAR ENDED
                                     DECEMBER 31, 2015             DECEMBER 31, 2014
-------------------------------------------------------------------------------------
                                   SHARES         AMOUNT        SHARES        AMOUNT
                                  ---------------------------------------------------
MEMBER SHARES:
Shares sold                        15,977       $ 469,450       16,800      $ 462,731
Shares issued from
  reinvested dividends              1,777          51,069        1,616         45,208
Shares redeemed                   (16,474)       (486,107)     (21,972)      (608,913)
                                  ---------------------------------------------------
Net increase (decrease) from
  capital share transactions        1,280       $  34,412       (3,556)     $(100,974)
                                  ===================================================
REWARD SHARES:
Shares sold                        17,547       $ 520,435       18,030      $ 501,244
Shares issued from
  reinvested dividends              1,647          47,276        1,283         35,956
Shares redeemed                    (8,053)       (237,350)     (10,331)      (284,724)
                                  ---------------------------------------------------
Net increase from capital
  share transactions               11,141       $ 330,361        8,982      $ 252,476
                                  ===================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to a Management Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended December 31, 2015, the Fund incurred management fees, paid or payable to the Manager, of $5,270,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment Subadvisory Agreement with NTI, under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays NTI a subadvisory fee in an annual amount of 0.02% of the Fund's average daily net assets on amounts up to $1.5 billion; 0.01% of the Fund's average daily net assets for the next $1.5 billion; and 0.005% of the Fund's average daily net assets that exceed $3 billion. For the year ended December 31, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $563,000.

    NTI has agreed to remit to the Fund all subadvisory fees earned on Fund assets invested in any of NTI's affiliated money market funds. For the year ended December 31, 2015, NTI remitted $5,000 to the Fund for the investments in the Northern Institutional Funds Money Market Portfolios.

    NTI is a subsidiary of The Northern Trust Company, the Fund's custodian and accounting agent.

================================================================================

46  | USAA S&P 500 INDEX FUND

================================================================================

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.06% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2015, the Member Shares and Reward Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,671,000 and $1,491,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2015, the Fund reimbursed the Manager $131,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through May 1, 2016 to limit the total annual operating expenses of the Member Shares and the Reward Shares to 0.25% and 0.15%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2015, the Fund incurred reimbursable expenses from the Manager for the Member Shares and the Reward Shares of $810,000 and $768,000, respectively, of which $254,000 was receivable from the Manager.

    In addition, NTI has contractually agreed to reimburse the Fund for all license fees paid by the Fund to Standard & Poor's, in amounts not exceeding the annual rate of 0.001% of the average daily net assets of the Fund. For the year ended December 31, 2015, the Fund incurred reimbursable expenses from NTI for the Member Shares and the Reward Shares of $28,000 and $25,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $20 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended December 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS for the Member Shares and Reward Shares, of $2,743,000 and $207,000, respectively. Additionally, the Reward Shares recorded a capital contribution and a receivable from SAS of $5,000 at December 31,2015, for adjustments related to corrections to certain shareholder transactions.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fees or other compensation for these services.

G. ACCOUNT MAINTENANCE FEE - SAS assesses a $10 annual account maintenance fee to allocate part of the fixed cost of maintaining shareholder accounts. This fee is charged directly to the shareholders' accounts and does not impact the Fund. The fee is waived on accounts with balances of $10,000 or more.

(7) TRANSACTIONS WITH AFFILIATES

The Fund's Reward Shares is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or

================================================================================

48  | USAA S&P 500 INDEX FUND

================================================================================

control. As of December 31, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative                                           0.1
USAA Cornerstone Equity                                                 0.3
USAA Target Retirement Income                                           0.3
USAA Target Retirement 2020                                             0.8
USAA Target Retirement 2030                                             2.1
USAA Target Retirement 2040                                             2.6
USAA Target Retirement 2050                                             1.4
USAA Target Retirement 2060                                             0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(8) FINANCIAL HIGHLIGHTS - MEMBER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED DECEMBER 31,
                             --------------------------------------------------------------------------
                                   2015             2014            2013           2012            2011
                             --------------------------------------------------------------------------
Net asset value at
  beginning of period        $    29.41       $    26.39      $    20.34     $    18.83      $    18.86
                             --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .56              .49             .44            .41             .39
  Net realized and
    unrealized gain (loss)         (.24)            3.01            6.02           2.54            (.05)
                             --------------------------------------------------------------------------
Total from investment
  operations                        .32             3.50            6.46           2.95             .34
                             --------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.52)            (.48)           (.41)          (.43)           (.37)
  Realized capital gains           (.03)               -               -          (1.01)              -
                             --------------------------------------------------------------------------
Total distributions                (.55)            (.48)           (.41)         (1.44)           (.37)
                             --------------------------------------------------------------------------
Net asset value at
  end of period              $    29.18       $    29.41      $    26.39     $    20.34      $    18.83
                             ==========================================================================

Total return (%)*                  1.13            13.38           32.03          15.75            1.82
Net assets at end
  of period (000)            $2,777,361       $2,761,616      $2,571,828     $2,116,203      $1,967,983
Ratios to average
  net assets:**
  Expenses (%)(a)                   .25              .25             .25            .25             .25
  Expenses, excluding
    reimbursements (%)(a)           .28              .28             .30            .32             .33
  Net investment income (%)        1.88             1.76            1.85           2.06            2.03
Portfolio turnover (%)                4                3               3              4               3

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period; does not reflect $10 annual account maintenance fee. Includes adjustments in accordance with U.S.
    generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were
    $2,784,518,000.
(a) Reflects total annual operating expenses of the Member Shares before reductions of any expenses paid indirectly. The Member Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      -                -            (.00%)(+)      (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

50  | USAA S&P 500 INDEX FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - REWARD SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED DECEMBER 31,
                             --------------------------------------------------------------------------
                                   2015             2014            2013           2012            2011
                             --------------------------------------------------------------------------
Net asset value at
  beginning of period        $    29.42       $    26.39      $    20.34     $    18.83      $    18.86
                             --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .59              .51             .45            .43             .40
  Net realized and
    unrealized gain (loss)         (.24)            3.03            6.04           2.54            (.04)
                             --------------------------------------------------------------------------
Total from investment
  operations                        .35             3.54            6.49           2.97             .36
                             --------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.55)            (.51)           (.44)          (.45)           (.39)
  Realized capital gains           (.03)               -               -          (1.01)              -
                             --------------------------------------------------------------------------
Total distributions                (.58)            (.51)           (.44)         (1.46)           (.39)
                             --------------------------------------------------------------------------
Net asset value at
  end of period              $    29.19       $    29.42      $    26.39     $    20.34      $    18.83
                             ==========================================================================
Total return (%)*                  1.23            13.53           32.16          15.86            1.96
Net assets at end
  of period (000)            $2,613,832       $2,306,656      $1,832,575     $1,173,588      $1,316,754
Ratios to average
  net assets:**
  Expenses (%)(a)                   .15              .15             .15            .15             .13(b)
  Expenses, excluding
    reimbursements (%)(a)           .18              .18             .20            .27             .24
  Net investment income (%)        1.99             1.86            1.95           2.15            2.14
Portfolio turnover (%)                4                3               3              4               3

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were
    $2,485,260,000.
(a) Reflects total annual operating expenses of the Reward Shares before reductions of any expenses paid indirectly. The Reward Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      -                -            (.00%)(+)      (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Effective May 1, 2011, the Manager voluntarily agreed to reimburse the
    Reward Shares for expenses in excess of 0.15% of their annual average net assets. Prior to May 1, 2011, the Manager voluntarily agreed to reimburse the Reward Shares for expenses in excess of 0.09% of their annual average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

December 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as account maintenance fees, wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2015, through December 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Actual expenses in the table on the next page do not reflect the effect of the annual $10.00 account maintenance fee that is assessed on accounts with balances of less than $10,000, at a rate of $2.50 per quarter. To include the effect of this fee on the expenses that you paid, add $5.00 ($2.50 for two quarters) to your calculated estimated expenses. If you are currently assessed this fee, your ending account value reflects the quarterly deduction from your account.

================================================================================

52  | USAA S&P 500 INDEX FUND

================================================================================

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as account maintenance fees, wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                            BEGINNING              ENDING              DURING PERIOD*
                                          ACCOUNT VALUE         ACCOUNT VALUE           JULY 1, 2015 -
                                           JULY 1, 2015       DECEMBER 31, 2015       DECEMBER 31, 2015
                                           ------------------------------------------------------------
MEMBER SHARES
Actual                                       $1,000.00            $1,000.30                 $1.26

Hypothetical
  (5% return before expenses)                 1,000.00             1,023.95                  1.28

REWARD SHARES
Actual                                        1,000.00             1,000.80                  0.76

Hypothetical
  (5% return before expenses)                 1,000.00             1,024.45                  0.77

*Expenses are equal to the Fund's annualized expense ratio of 0.25% for Member
 Shares and 0.15% for Reward Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.03% for Member Shares and 0.08% for Reward Shares for the six-month period of July 1, 2015, through December 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

54  | USAA S&P 500 INDEX FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' of experience as a Board Member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. AIM Management Group, Inc. (10/87-01/06), an investment fund manager, where she served as a Director of Financial Planning and Analysis and Chief Financial Officer. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board Member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA S&P 500 INDEX FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee.
   (3) Member of Audit and Compliance Committee.
   (4) Member of Product Management and Distribution Committee.
   (5) Member of Corporate Governance Committee.
   (6) Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in November 2008.
   (9) Ms. Hawley was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in September 2014.
   (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

58  | USAA S&P 500 INDEX FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

60  | USAA S&P 500 INDEX FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        The Northern Trust Company
ACCOUNTING AGENT                     50 S. LaSalle St.
                                     Chicago, Illinois 60603
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   29237-0216                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA TARGET RETIREMENT FUNDS]

 ==============================================================

       ANNUAL REPORT
       USAA TARGET RETIREMENT FUNDS
       DECEMBER 31, 2015

 ==============================================================

          TARGET RETIREMENT INCOME FUND

          TARGET RETIREMENT 2020 FUND

          TARGET RETIREMENT 2030 FUND

          TARGET RETIREMENT 2040 FUND

          TARGET RETIREMENT 2050 FUND

          TARGET RETIREMENT 2060 FUND

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"IN OUR VIEW, WE HAVE ENTERED A PERIOD WHEN
MARKET RETURNS ARE LIKELY TO BE MORE MODEST         [PHOTO OF BROOKS ENGLEHARDT]
THAN THEY HAVE BEEN IN RECENT YEARS."

--------------------------------------------------------------------------------

FEBRUARY 2016

Volatility returned to the financial markets during the 12-month reporting period ended December 31, 2015, and at the end of that period little had changed. U.S. stocks recorded only a small gain, while stocks of non-U.S. developed markets fared slightly better. Emerging markets equities were the exception among stocks, suffering a decline. Meanwhile, the broad U.S. fixed-income market finished the end of 2015 about where it started, despite expectations early in the year that interest rates would increase earlier than they actually did.

Many market participants could not have anticipated this outcome. At the beginning of the year 2015, U.S. stocks led global equity markets, continuing a six-year bull run, reinforced by the hope that the global economic recovery would become self-sustaining. U.S. economic growth, although slow, led the Federal Reserve (the Fed) to signal that it might begin raising short-term interest rates. At the same time, persistent economic weakness outside the United States led many global central banks to move in a different direction, cutting interest rates and boosting quantitative easing (through quantitative easing, a central bank purchases government securities to lower interest rates and increase the money supply). In response, non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies during the spring of 2015.

By June 2015, the global equity markets grew increasingly volatile. Greece once again grabbed headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. In July 2015, worries about China's slow economic growth contributed to a plunge in the Chinese stock market, with many other emerging stock markets falling similarly. In response, the Chinese authorities surprised investors by devaluing China's currency, the renminbi, adding to existing concerns about the health of the global economy. The result was a broad sell-off of riskier asset classes around the world. Market turbulence continued into the final months of the year, with U.S. and non-U.S. stocks posting strong gains in October and November 2015 and retreating again in December 2015. Also in December 2015, the Fed finally ended its near-zero interest rate policy, raising the target federal funds rate by 0.25%--the first increase in nearly a decade.

Also of note during 2015 was the steady decline in commodity prices. In our view, no single factor was responsible for the drop in oil, natural gas, coal, and industrial metals prices. The divergence in global economic growth and central

================================================================================

================================================================================

bank monetary policy likely created uncertainty in the world's commodities markets. Softening global demand was also likely a proximate cause and in the case of energy, oversupply was a contributing factor. In addition, commodities are generally priced in U.S. dollars, so when the U.S. dollar appreciates, as it did during the year 2015, it generally drives commodity prices down.

The events of 2015 are a helpful reminder that no one knows which headlines will affect the financial markets at any given time. Volatility is to be expected from time to time and is normal market behavior, even if it has been several years since we have seen this level of turbulence. Indeed, we anticipate ongoing volatility--at least for the short-term--in the financial markets, which is all the more reason to maintain a long-term perspective. Long-term investors are encouraged not to make hasty portfolio decisions based on market turmoil. It is nearly impossible to perfectly time the market, and those who sell during volatile time periods can miss out on subsequent market gains. In our opinion, investment decisions should be based on one's long-term objectives, time horizon, and risk tolerance.

We also encourage investors to take advantage of every opportunity to save. In our view, we have entered a period when market returns are likely to be more modest than they have been in recent years. So the sooner you invest money, the sooner it can start working for you. Our financial advisors are available to help you seek the most out of your money in 2016 and beyond, so please call one of our financial advisors.

From all of us at USAA Investments, thank you for your continued investment in our family of mutual funds. Rest assured that our team of portfolio managers will do their utmost to stay abreast of changing market conditions as they strive to help you achieve your long-term financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUNDS' OBJECTIVE                                                              1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Distributions to Shareholders                                            25

    Report of Independent Registered
      Public Accounting Firm                                                 26

    Portfolios of Investments                                                27

    Notes to Portfolios of Investments                                       39

    Financial Statements                                                     40

    Notes to Financial Statements                                            48

EXPENSE EXAMPLE                                                              70

TRUSTEES' AND OFFICERS' INFORMATION                                          73

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201622-0216

================================================================================

================================================================================

FUNDS' OBJECTIVE

EACH USAA TARGET RETIREMENT FUND PROVIDES CAPITAL APPRECIATION AND CURRENT INCOME CONSISTENT WITH ITS CURRENT INVESTMENT ALLOCATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Each Target Retirement Fund invests in a selection of USAA mutual funds (underlying USAA Funds) in a manner consistent with its current asset allocation as depicted in the lifestyle transition path.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                           FUNDS' OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUNDS

--------------------------------------------------------------------------------

          [PHOTO OF JOHN P. TOOHEY, CFA]               [PHOTO OF WASIF A. LATIF]
          JOHN P. TOOHEY, CFA                          WASIF A. LATIF
          USAA Asset                                   USAA Asset
          Management Company                           Management Company

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The reporting period ended December 31, 2015, proved to be a challenging time for financial assets. Bonds and developed market stocks delivered moderate returns, while commodities and emerging-market equities both experienced significant downturns.

    Slow global growth was the primary factor weighing on market performance. While the U.S. economy continued to expand at a faster rate than its developed-market peers, it nonetheless grew at a pace below that of past recoveries. The economies of Europe and Japan accelerated modestly, but the pace of growth in both regions came in below expectations. Many emerging-market economies also experienced headwinds, as the combination of a slowing expansion in China, falling commodity prices, and the strong U.S. dollar weighed on growth throughout the asset class. The markets also were rattled by China's decision to devalue its currency, the renminbi, in August 2015.

    These developments, together with the prospect of an interest rate increase by the Federal Reserve (the Fed), which ultimately occurred on December 16, 2015, depressed stock market returns worldwide. In the United States, the large-cap stocks in the S&P 500(R) Index (the Index) finished with a gain of less than 2%, while small-cap stocks experienced a loss. The strong U.S. dollar reduced the profit growth of companies with significant overseas revenues, weighing on overall market performance.

================================================================================

2  | USAA TARGET RETIREMENT FUNDS

================================================================================

    Developed-market equities closed just below the benchmark, with gains during the first six months of 2015 offset by weaker performance in the second half of 2015. On the other end of the spectrum, emerging-market equities suffered more substantial losses amid deteriorating investor sentiment and increasing investor risk aversion.

    Bond markets also experienced some turbulence during the reporting period, but not to the same extent as the global equity markets. While expectations for a tighter interest rate policy by the Fed hurt fixed-income returns, the impact was counterbalanced by the combination of slow growth and low inflation. Investment-grade bonds were able to finish the end of year 2015 with a positive return, with small gains for U.S. Treasuries offsetting the relative weakness in corporate debt. High-yield bonds underperformed the investment-grade market by a considerable margin, however, as the downturn in commodity prices pressured the credit outlook for the many energy and mining issuers within the asset class.

o HOW DID THE TARGET RETIREMENT FUNDS (THE FUNDS) PERFORM DURING THE REPORTING PERIOD?

    The total returns for the Index and Barclays U.S. Aggregate Bond Index, the benchmarks of the Funds, were 1.38% and 0.55%, respectively. The total returns during the reporting period for each of the Funds are shown below, along with the return of the relevant Lipper Mixed-Asset Target Allocation Funds Index:

                                                        USAA FUND   LIPPER INDEX
    USAA Target Retirement Income                        -1.95%       -1.04%
    USAA Target Retirement 2020                          -2.40%       -0.99%
    USAA Target Retirement 2030                          -2.81%       -1.37%
    USAA Target Retirement 2040                          -2.71%       -1.74%
    USAA Target Retirement 2050                          -2.48%       -1.69%
    USAA Target Retirement 2060                          -2.47%       -1.59%

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  3

================================================================================

    USAA Asset Management Company (the Manager) is the Funds' investment adviser. The investment adviser provides day-to-day discretionary management for the Funds' assets.

o   WHAT FACTORS HELPED AND HURT THE FUNDS' PERFORMANCE?

    The difference in the returns of the various Target Retirement Funds reflects their unique asset allocations: the further away the target retirement date, the higher each Fund's weighting in equities. We structure the Funds in this way because longer-term investors have a higher capacity to withstand short-term volatility and more time to benefit from the superior longer-term return potential of the stock market.

    The Funds employ a diversified, long-term approach that favors undervalued market segments and avoids those that appear more richly priced. This approach contributed to the Funds' underperformance in 2015, a year in which investors would have been rewarded for investing in domestic growth stocks, rather than diversifying across the full range of financial assets.
    However, our goal is not to pursue in short-term performance trends. Instead, we seek to achieve diversification and capitalize on the long-term performance potential of undervalued asset classes. While this strategy led to underperformance during the reporting period, we remain confident in the Funds' underlying philosophy as well as their overall positioning.

    The portion of the Funds' assets invested in U.S. equities, which holds funds that are invested in large- and small-cap stocks, income-producing equities, growth, aggressive growth, and value styles, finished with a small loss. However, we added value by investing the allocation toward large-cap stocks over small-cap stocks - a plus given smaller companies' underperformance. The basis for this positioning was our belief that small-cap stocks are richly valued, particularly given their tendency to underperform large-cap stocks later in economic cycles.

    The Funds' overweight allocation to the developed international markets had a neutral impact on its performance. We maintained this positioning on the belief that the foreign markets offer both attractive relative

================================================================================

4  | USAA TARGET RETIREMENT FUNDS

================================================================================

    valuations and the potential for improving corporate earnings. In addition, foreign equities have the potential to benefit from more accommodative monetary policies of the central banks in Europe and Japan in comparison to the Fed.

    On the other end of the spectrum, the Funds' allocation to the emerging markets detracted from performance due to substantial underperformance of this market segment. Although we decreased the Funds' position during the reporting period in an attempt to manage risk, we maintained the allocation on the belief that emerging-market stocks continue to offer superior long-term return potential relative to the developed markets.

    The Funds also hold an allocation to "real return" assets as a hedge against the possibility of rising inflation. This segment of each Fund lost ground in the reporting period, as alternative assets in general - and inflation-sensitive assets in particular - lagged at a time of slowing growth and declining headline inflation numbers. Still, we believe investors' inflation expectations have fallen too far given continued positive global growth and the aggressive policies of the world's central banks, which indicates that real-return assets may offer an attractive value in the wake of their recent underperformance.

    The Funds' fixed-income allocation is invested in four investment-grade-bond funds: USAA Income Fund, USAA Intermediate-Term Bond Fund, USAA Short-Term Bond Fund, and USAA Ultra Short-Term Bond Fund. This strategy provided a measure of stability to the portfolio by cushioning the volatility associated with the "risk-off" environment, but USAA Income Fund and USAA Intermediate-Term Bond Fund lagged their respective benchmarks due to the their emphasis on corporate bonds over U.S. Treasuries. It should be noted, however, that historically both have delivered strong performance on a longer-term basis. On the negative side, each Fund lost some ground through its allocation to high-yield bonds via USAA High Income Fund. While high-yield bonds underperformed in 2015, we believe they continue to represent an important component of a diversified portfolio.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  5

================================================================================

    The market backdrop remains uncertain as we move into 2016, with the Fed's interest rate policy, China's growth outlook, and geopolitical headlines all representing factors that could affect investor sentiment. In this environment, our approach is to remain focused on identifying asset classes that offer value. The reason for this is simple: valuation is one of the strongest indicators of longer-term returns. While a value-driven approach may not always work on a quarter-to-quarter basis, we measure success in years, not months. With this as background, we believe the Funds will be well served by a continued emphasis on diversification and our preference for market segments where we see the most attractive valuations.

    Thank you for your investment in the Funds.

THE RISKS OF THE TARGET RETIREMENT FUNDS REFLECT THE RISKS OF THE UNDERLYING FUNDS IN WHICH THE FUNDS INVEST. THE TARGET DATE IS THE APPROXIMATE DATE WHEN INVESTORS PLAN TO START WITHDRAWING THEIR MONEY FOR RETIREMENT PURPOSES. IN GENERAL, THE TARGET RETIREMENT FUNDS' INVESTMENT PROGRAM ASSUMES FUNDS WILL START BEING WITHDRAWN FOR RETIREMENT PURPOSES AT AGE 65. THE PRINCIPAL VALUE OF THE TARGET RETIREMENT FUNDS IS NOT GUARANTEED AT ANY TIME, INCLUDING AT THE TARGET DATE. THE FUNDS' OBJECTIVES DO NOT CHANGE OVER TIME. AS YOU NEAR YOUR TARGET RETIREMENT DATE, THE FUND GETS PROGRESSIVELY MORE CONSERVATIVE BY SHIFTING THE ASSET MIX FROM STOCKS TO BONDS. THERE IS NO ASSURANCE THAT THE FUNDS' OBJECTIVES WILL BE ACHIEVED. EACH FUND IS ACTIVELY MANAGED AND THE INVESTMENT TECHNIQUES AND RISK ANALYSES USED BY THE FUNDS' MANAGER(S) MAY NOT PRODUCE THE DESIRED RESULTS. o FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. EMERGING MARKET COUNTRIES ARE MOST VOLATILE. EMERGING MARKET COUNTRIES ARE LESS DIVERSE AND MATURE THAN OTHER COUNTRIES AND TEND TO BE POLITICALLY LESS STABLE.
o DIVERSIFICATION IS A TECHNIQUE TO HELP REDUCE RISK. THERE IS NO ABSOLUTE GUARANTEE THAT DIVERSIFICATION WILL PROTECT AGAINST A LOSS OF INCOME. o AS INTEREST RATES RISE, EXISTING BOND PRICES GENERALLY FALL; GIVEN THE HISTORICALLY LOW INTEREST RATE ENVIRONMENT, RISKS ASSOCIATED WITH RISING INTEREST RATES MAY BE HEIGHTENED. o NON-INVESTMENT-GRADE SECURITIES ARE CONSIDERED SPECULATIVE AND ARE SUBJECT TO SIGNIFICANT CREDIT RISK. THEY ARE SOMETIMES REFERRED TO AS "JUNK" BONDS SINCE THEY REPRESENT A GREATER RISK OF DEFAULT THAN MORE CREDIT WORTHY INVESTMENT-GRADE SECURITIES.

================================================================================

6  | USAA TARGET RETIREMENT FUNDS

================================================================================

INVESTMENT OVERVIEW

USAA TARGET RETIREMENT INCOME FUND (THE FUND)
(Ticker Symbol: URINX)


--------------------------------------------------------------------------------
                                             12/31/15              12/31/14
--------------------------------------------------------------------------------

Net Assets                                $331.0 Million        $367.3 Million
Net Asset Value Per Share                     $11.09                $11.82


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
          1 YEAR               5 YEAR                SINCE INCEPTION 7/31/08

          -1.95%               3.62%                         4.98%


--------------------------------------------------------------------------------
                      EXPENSE RATIO AS OF 12/31/14*
--------------------------------------------------------------------------------

                                  0.72%

            (Including acquired fund fees and expenses of 0.67%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                        o CUMULATIVE PERFORMANCE COMPARISON o

                     [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                  USAA TARGET               BARCLAYS U.S.
                        S&P 500 INDEX        RETIREMENT INCOME FUND     AGGREGATE BOND INDEX
 7/31/2008               $10,000.00               $10,000.00                $10,000.00
 8/31/2008                10,144.65                10,000.00                 10,094.91
 9/30/2008                 9,240.68                 9,580.62                  9,959.32
10/31/2008                 7,688.73                 8,617.54                  9,724.23
11/30/2008                 7,137.03                 8,416.90                 10,040.76
12/31/2008                 7,212.97                 8,598.81                 10,415.37
 1/31/2009                 6,605.01                 8,303.36                 10,323.47
 2/28/2009                 5,901.73                 7,997.71                 10,284.50
 3/31/2009                 6,418.69                 8,347.98                 10,427.47
 4/30/2009                 7,033.02                 8,768.46                 10,477.33
 5/31/2009                 7,426.40                 9,301.74                 10,553.32
 6/30/2009                 7,441.13                 9,397.12                 10,613.35
 7/31/2009                 8,003.95                 9,852.49                 10,784.54
 8/31/2009                 8,292.93                10,090.52                 10,896.20
 9/30/2009                 8,602.38                10,395.82                 11,010.66
10/31/2009                 8,442.58                10,427.13                 11,065.03
11/30/2009                 8,948.99                10,677.64                 11,208.28
12/31/2009                 9,121.85                10,752.00                 11,033.08
 1/31/2010                 8,793.70                10,773.15                 11,201.62
 2/28/2010                 9,066.10                10,889.44                 11,243.45
 3/31/2010                 9,613.20                11,150.65                 11,229.63
 4/30/2010                 9,764.97                11,299.60                 11,346.52
 5/31/2010                 8,985.23                11,001.69                 11,442.00
 6/30/2010                 8,514.87                10,949.60                 11,621.43
 7/31/2010                 9,111.44                11,282.06                 11,745.42
 8/31/2010                 8,700.12                11,239.16                 11,896.55
 9/30/2010                 9,476.55                11,658.40                 11,909.23
10/31/2010                 9,837.13                11,852.89                 11,951.63
11/30/2010                 9,838.39                11,809.67                 11,882.94
12/31/2010                10,495.91                12,004.53                 11,754.80
 1/31/2011                10,744.67                12,070.13                 11,768.48
 2/28/2011                11,112.78                12,223.19                 11,797.92
 3/31/2011                11,117.20                12,293.52                 11,804.44
 4/30/2011                11,446.44                12,557.66                 11,954.28
 5/31/2011                11,316.87                12,568.67                 12,110.29
 6/30/2011                11,128.23                12,470.03                 12,074.83
 7/31/2011                10,901.94                12,492.18                 12,266.44
 8/31/2011                10,309.72                12,237.46                 12,445.65
 9/30/2011                 9,584.96                11,838.36                 12,536.18
10/31/2011                10,632.53                12,295.83                 12,549.65
11/30/2011                10,609.03                12,240.04                 12,538.76
12/31/2011                10,717.55                12,240.64                 12,676.57
 1/31/2012                11,197.87                12,591.02                 12,787.88
 2/29/2012                11,682.08                12,783.16                 12,784.95
 3/31/2012                12,066.53                12,806.95                 12,714.90
 4/30/2012                11,990.79                12,806.95                 12,855.86
 5/31/2012                11,270.14                12,500.40                 12,972.18
 6/30/2012                11,734.49                12,686.14                 12,977.27
 7/31/2012                11,897.47                12,811.86                 13,156.26
 8/31/2012                12,165.44                12,994.72                 13,164.86
 9/30/2012                12,479.81                13,224.59                 13,182.98
10/31/2012                12,249.38                13,247.59                 13,208.91
11/30/2012                12,320.44                13,293.59                 13,229.75
12/31/2012                12,432.74                13,401.94                 13,210.92
 1/31/2013                13,076.69                13,530.13                 13,118.52
 2/28/2013                13,254.21                13,565.10                 13,184.27
 3/31/2013                13,751.28                13,679.35                 13,194.80
 4/30/2013                14,016.22                13,749.56                 13,328.31
 5/31/2013                14,344.09                13,702.76                 13,090.51
 6/30/2013                14,151.46                13,374.93                 12,888.02
 7/31/2013                14,871.55                13,645.73                 12,905.64
 8/31/2013                14,440.85                13,516.22                 12,839.67
 9/30/2013                14,893.70                13,770.69                 12,961.22
10/31/2013                15,578.33                13,995.66                 13,066.01
11/30/2013                16,053.07                14,078.55                 13,017.09
12/31/2013                16,459.47                14,150.14                 12,943.53
 1/31/2014                15,890.40                14,054.53                 13,134.78
 2/28/2014                16,617.28                14,329.40                 13,204.61
 3/31/2014                16,756.96                14,368.08                 13,182.12
 4/30/2014                16,880.83                14,440.47                 13,293.36
 5/31/2014                17,277.09                14,609.36                 13,444.71
 6/30/2014                17,633.99                14,751.31                 13,451.66
 7/31/2014                17,390.80                14,630.00                 13,417.92
 8/31/2014                18,086.53                14,811.96                 13,566.04
 9/30/2014                17,832.89                14,575.77                 13,473.93
10/31/2014                18,268.46                14,648.95                 13,606.37
11/30/2014                18,759.78                14,770.92                 13,702.90
12/31/2014                18,712.53                14,625.46                 13,715.75
 1/31/2015                18,150.79                14,625.46                 14,003.33
 2/28/2015                19,193.94                14,897.67                 13,871.68
 3/31/2015                18,890.40                14,815.37                 13,936.07
 4/30/2015                19,071.62                14,939.56                 13,886.08
 5/31/2015                19,316.86                14,964.40                 13,852.63
 6/30/2015                18,942.93                14,752.35                 13,701.56
 7/31/2015                19,339.80                14,777.31                 13,796.83
 8/31/2015                18,172.96                14,402.89                 13,776.99
 9/30/2015                17,723.30                14,258.93                 13,870.18
10/31/2015                19,218.33                14,572.72                 13,872.54
11/30/2015                19,275.48                14,509.96                 13,835.87
12/31/2015                18,971.47                14,340.47                 13,791.17

                                   [END CHART]

                Data since Fund inception 7/31/08 to 12/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement Income Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded U.S. stocks.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

8  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2020 FUND (THE FUND)
(Ticker Symbol: URTNX)


--------------------------------------------------------------------------------
                                         12/31/15                  12/31/14
--------------------------------------------------------------------------------

Net Assets                            $584.0 Million            $650.4 Million
Net Asset Value Per Share                 $11.85                    $12.56


--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
     1 YEAR                 5 YEAR            SINCE INCEPTION 7/31/08

     -2.40%                  4.27%                    5.82%


--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 12/31/14*
--------------------------------------------------------------------------------

                                     0.75%

              (Including acquired fund fees and expenses of 0.72%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                           o CUMULATIVE PERFORMANCE COMPARISON o

                       [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                     USAA TARGET              BARCLAYS U.S.
                         S&P 500 INDEX           RETIREMENT 2020 FUND      AGGREGATE BOND INDEX
 7/31/2008                $10,000.00                 $10,000.00                $10,000.00
 8/31/2008                 10,144.65                  10,000.00                 10,094.91
 9/30/2008                  9,240.68                   9,490.00                  9,959.32
10/31/2008                  7,688.73                   8,360.00                  9,724.23
11/30/2008                  7,137.03                   8,210.00                 10,040.76
12/31/2008                  7,212.97                   8,505.09                 10,415.37
 1/31/2009                  6,605.01                   8,077.29                 10,323.47
 2/28/2009                  5,901.73                   7,618.93                 10,284.50
 3/31/2009                  6,418.69                   8,067.10                 10,427.47
 4/30/2009                  7,033.02                   8,637.50                 10,477.33
 5/31/2009                  7,426.40                   9,228.27                 10,553.32
 6/30/2009                  7,441.13                   9,309.76                 10,613.35
 7/31/2009                  8,003.95                   9,849.60                 10,784.54
 8/31/2009                  8,292.93                  10,094.06                 10,896.20
 9/30/2009                  8,602.38                  10,470.93                 11,010.66
10/31/2009                  8,442.58                  10,470.93                 11,065.03
11/30/2009                  8,948.99                  10,776.50                 11,208.28
12/31/2009                  9,121.85                  10,896.68                 11,033.08
 1/31/2010                  8,793.70                  10,844.19                 11,201.62
 2/28/2010                  9,066.10                  10,991.16                 11,243.45
 3/31/2010                  9,613.20                  11,337.59                 11,229.63
 4/30/2010                  9,764.97                  11,516.05                 11,346.52
 5/31/2010                  8,985.23                  11,075.14                 11,442.00
 6/30/2010                  8,514.87                  10,970.17                 11,621.43
 7/31/2010                  9,111.44                  11,379.58                 11,745.42
 8/31/2010                  8,700.12                  11,274.60                 11,896.55
 9/30/2010                  9,476.55                  11,820.48                 11,909.23
10/31/2010                  9,837.13                  12,072.43                 11,951.63
11/30/2010                  9,838.39                  12,019.94                 11,882.94
12/31/2010                 10,495.91                  12,343.67                 11,754.80
 1/31/2011                 10,744.67                  12,419.27                 11,768.48
 2/28/2011                 11,112.78                  12,624.46                 11,797.92
 3/31/2011                 11,117.20                  12,710.85                 11,804.44
 4/30/2011                 11,446.44                  13,034.83                 11,954.28
 5/31/2011                 11,316.87                  12,991.64                 12,110.29
 6/30/2011                 11,128.23                  12,872.84                 12,074.83
 7/31/2011                 10,901.94                  12,851.24                 12,266.44
 8/31/2011                 10,309.72                  12,440.87                 12,445.65
 9/30/2011                  9,584.96                  11,836.10                 12,536.18
10/31/2011                 10,632.53                  12,516.46                 12,549.65
11/30/2011                 10,609.03                  12,419.27                 12,538.76
12/31/2011                 10,717.55                  12,407.50                 12,676.57
 1/31/2012                 11,197.87                  12,853.81                 12,787.88
 2/29/2012                 11,682.08                  13,121.60                 12,784.95
 3/31/2012                 12,066.53                  13,177.39                 12,714.90
 4/30/2012                 11,990.79                  13,155.07                 12,855.86
 5/31/2012                 11,270.14                  12,697.60                 12,972.18
 6/30/2012                 11,734.49                  12,954.23                 12,977.27
 7/31/2012                 11,897.47                  13,076.97                 13,156.26
 8/31/2012                 12,165.44                  13,288.97                 13,164.86
 9/30/2012                 12,479.81                  13,579.07                 13,182.98
10/31/2012                 12,249.38                  13,567.91                 13,208.91
11/30/2012                 12,320.44                  13,646.02                 13,229.75
12/31/2012                 12,432.74                  13,804.38                 13,210.92
 1/31/2013                 13,076.69                  14,022.95                 13,118.52
 2/28/2013                 13,254.21                  14,068.96                 13,184.27
 3/31/2013                 13,751.28                  14,218.51                 13,194.80
 4/30/2013                 14,016.22                  14,322.04                 13,328.31
 5/31/2013                 14,344.09                  14,322.04                 13,090.51
 6/30/2013                 14,151.46                  13,988.43                 12,888.02
 7/31/2013                 14,871.55                  14,356.55                 12,905.64
 8/31/2013                 14,440.85                  14,172.49                 12,839.67
 9/30/2013                 14,893.70                  14,529.10                 12,961.22
10/31/2013                 15,578.33                  14,839.70                 13,066.01
11/30/2013                 16,053.07                  14,954.74                 13,017.09
12/31/2013                 16,459.47                  15,068.77                 12,943.53
 1/31/2014                 15,890.40                  14,854.02                 13,134.78
 2/28/2014                 16,617.28                  15,247.74                 13,204.61
 3/31/2014                 16,756.96                  15,295.47                 13,182.12
 4/30/2014                 16,880.83                  15,378.98                 13,293.36
 5/31/2014                 17,277.09                  15,581.81                 13,444.71
 6/30/2014                 17,633.99                  15,772.70                 13,451.66
 7/31/2014                 17,390.80                  15,593.74                 13,417.92
 8/31/2014                 18,086.53                  15,832.35                 13,566.04
 9/30/2014                 17,832.89                  15,510.22                 13,473.93
10/31/2014                 18,268.46                  15,617.60                 13,606.37
11/30/2014                 18,759.78                  15,772.70                 13,702.90
12/31/2014                 18,712.53                  15,589.12                 13,715.75
 1/31/2015                 18,150.79                  15,551.89                 14,003.33
 2/28/2015                 19,193.94                  15,936.65                 13,871.68
 3/31/2015                 18,890.40                  15,812.53                 13,936.07
 4/30/2015                 19,071.62                  15,998.71                 13,886.08
 5/31/2015                 19,316.86                  16,023.53                 13,852.63
 6/30/2015                 18,942.93                  15,775.30                 13,701.56
 7/31/2015                 19,339.80                  15,800.12                 13,796.83
 8/31/2015                 18,172.96                  15,216.77                 13,776.99
 9/30/2015                 17,723.30                  14,968.53                 13,870.18
10/31/2015                 19,218.33                  15,527.06                 13,872.54
11/30/2015                 19,275.48                  15,452.59                 13,835.87
12/31/2015                 18,971.47                  15,214.27                 13,791.17

                                        [END CHART]

                      Data since Fund inception 7/31/08 to 12/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2020 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

10  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2030 FUND (THE FUND)
(Ticker Symbol: URTRX)


--------------------------------------------------------------------------------
                                        12/31/15                    12/31/14
--------------------------------------------------------------------------------

Net Assets                           $1.1 Billion                 $1.1 Billion
Net Asset Value Per Share               $12.34                      $13.05


--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
     1 YEAR                 5 YEAR                   SINCE INCEPTION 7/31/08
     <
     -2.81%                  5.04%                           6.11%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 12/31/14*
--------------------------------------------------------------------------------

                                    0.83%

            (Including acquired fund fees and expenses of 0.80%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o CUMULATIVE PERFORMANCE COMPARISON o

                     [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                 USAA TARGET              BARCLAYS U.S.
                       S&P 500 INDEX         RETIREMENT 2030 FUND     AGGREGATE BOND INDEX
 7/31/2008              $10,000.00               $10,000.00                $10,000.00
 8/31/2008               10,144.65                 9,990.00                 10,094.91
 9/30/2008                9,240.68                 9,250.00                  9,959.32
10/31/2008                7,688.73                 7,970.00                  9,724.23
11/30/2008                7,137.03                 7,690.00                 10,040.76
12/31/2008                7,212.97                 7,993.85                 10,415.37
 1/31/2009                6,605.01                 7,555.97                 10,323.47
 2/28/2009                5,901.73                 7,097.72                 10,284.50
 3/31/2009                6,418.69                 7,525.42                 10,427.47
 4/30/2009                7,033.02                 8,105.86                 10,477.33
 5/31/2009                7,426.40                 8,696.49                 10,553.32
 6/30/2009                7,441.13                 8,757.59                 10,613.35
 7/31/2009                8,003.95                 9,348.22                 10,784.54
 8/31/2009                8,292.93                 9,612.98                 10,896.20
 9/30/2009                8,602.38                10,030.50                 11,010.66
10/31/2009                8,442.58                 9,969.40                 11,065.03
11/30/2009                8,948.99                10,335.99                 11,208.28
12/31/2009                9,121.85                10,526.60                 11,033.08
 1/31/2010                8,793.70                10,349.42                 11,201.62
 2/28/2010                9,066.10                10,526.60                 11,243.45
 3/31/2010                9,613.20                10,995.61                 11,229.63
 4/30/2010                9,764.97                11,172.79                 11,346.52
 5/31/2010                8,985.23                10,557.87                 11,442.00
 6/30/2010                8,514.87                10,370.27                 11,621.43
 7/31/2010                9,111.44                10,891.39                 11,745.42
 8/31/2010                8,700.12                10,682.94                 11,896.55
 9/30/2010                9,476.55                11,422.93                 11,909.23
10/31/2010                9,837.13                11,735.60                 11,951.63
11/30/2010                9,838.39                11,673.06                 11,882.94
12/31/2010               10,495.91                12,141.60                 11,754.80
 1/31/2011               10,744.67                12,216.35                 11,768.48
 2/28/2011               11,112.78                12,472.64                 11,797.92
 3/31/2011               11,117.20                12,579.43                 11,804.44
 4/30/2011               11,446.44                12,995.89                 11,954.28
 5/31/2011               11,316.87                12,878.43                 12,110.29
 6/30/2011               11,128.23                12,728.93                 12,074.83
 7/31/2011               10,901.94                12,643.50                 12,266.44
 8/31/2011               10,309.72                12,077.53                 12,445.65
 9/30/2011                9,584.96                11,265.95                 12,536.18
10/31/2011               10,632.53                12,152.28                 12,549.65
11/30/2011               10,609.03                12,034.82                 12,538.76
12/31/2011               10,717.55                12,000.42                 12,676.57
 1/31/2012               11,197.87                12,549.39                 12,787.88
 2/29/2012               11,682.08                12,911.70                 12,784.95
 3/31/2012               12,066.53                13,010.52                 12,714.90
 4/30/2012               11,990.79                12,933.66                 12,855.86
 5/31/2012               11,270.14                12,274.90                 12,972.18
 6/30/2012               11,734.49                12,626.24                 12,977.27
 7/31/2012               11,897.47                12,736.03                 13,156.26
 8/31/2012               12,165.44                12,988.56                 13,164.86
 9/30/2012               12,479.81                13,317.94                 13,182.98
10/31/2012               12,249.38                13,263.04                 13,208.91
11/30/2012               12,320.44                13,361.86                 13,229.75
12/31/2012               12,432.74                13,579.66                 13,210.92
 1/31/2013               13,076.69                13,918.30                 13,118.52
 2/28/2013               13,254.21                13,952.17                 13,184.27
 3/31/2013               13,751.28                14,144.06                 13,194.80
 4/30/2013               14,016.22                14,256.95                 13,328.31
 5/31/2013               14,344.09                14,324.68                 13,090.51
 6/30/2013               14,151.46                13,974.74                 12,888.02
 7/31/2013               14,871.55                14,471.42                 12,905.64
 8/31/2013               14,440.85                14,223.08                 12,839.67
 9/30/2013               14,893.70                14,697.18                 12,961.22
10/31/2013               15,578.33                15,103.55                 13,066.01
11/30/2013               16,053.07                15,272.88                 13,017.09
12/31/2013               16,459.47                15,442.03                 12,943.53
 1/31/2014               15,890.40                15,065.67                 13,134.78
 2/28/2014               16,617.28                15,583.15                 13,204.61
 3/31/2014               16,756.96                15,641.96                 13,182.12
 4/30/2014               16,880.83                15,712.52                 13,293.36
 5/31/2014               17,277.09                15,971.26                 13,444.71
 6/30/2014               17,633.99                16,230.00                 13,451.66
 7/31/2014               17,390.80                15,959.50                 13,417.92
 8/31/2014               18,086.53                16,277.05                 13,566.04
 9/30/2014               17,832.89                15,841.90                 13,473.93
10/31/2014               18,268.46                15,971.26                 13,606.37
11/30/2014               18,759.78                16,206.48                 13,702.90
12/31/2014               18,712.53                15,972.45                 13,715.75
 1/31/2015               18,150.79                15,862.30                 14,003.33
 2/28/2015               19,193.94                16,425.32                 13,871.68
 3/31/2015               18,890.40                16,241.72                 13,936.07
 4/30/2015               19,071.62                16,510.99                 13,886.08
 5/31/2015               19,316.86                16,559.95                 13,852.63
 6/30/2015               18,942.93                16,229.48                 13,701.56
 7/31/2015               19,339.80                16,278.44                 13,796.83
 8/31/2015               18,172.96                15,495.12                 13,776.99
 9/30/2015               17,723.30                15,152.41                 13,870.18
10/31/2015               19,218.33                15,886.78                 13,872.54
11/30/2015               19,275.48                15,813.34                 13,835.87
12/31/2015               18,971.47                15,524.32                 13,791.17

                                      [END CHART]

                   Data since Fund inception 7/31/08 to 12/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2030 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

12  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2040 FUND (THE FUND)
(Ticker Symbol: URFRX)


--------------------------------------------------------------------------------
                                            12/31/15                12/31/14
--------------------------------------------------------------------------------

Net Assets                                $1.1 Billion            $1.2 Billion
Net Asset Value Per Share                    $12.23                  $12.89


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
     1 YEAR                  5 YEAR                 SINCE INCEPTION 7/31/08

     -2.71%                   5.31%                          5.63%


--------------------------------------------------------------------------------
                       EXPENSE RATIO AS OF 12/31/14*
--------------------------------------------------------------------------------

                                  0.88%

            (Including acquired fund fees and expenses of 0.85%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                    o CUMULATIVE PERFORMANCE COMPARISON o

               [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                               USAA TARGET             BARCLAYS U.S.
                      S&P 500 INDEX        RETIREMENT 2040 FUND    AGGREGATE BOND INDEX
 7/31/2008              $10,000.00             $10,000.00              $10,000.00
 8/31/2008               10,144.65               9,990.00               10,094.91
 9/30/2008                9,240.68               9,110.00                9,959.32
10/31/2008                7,688.73               7,610.00                9,724.23
11/30/2008                7,137.03               7,160.00               10,040.76
12/31/2008                7,212.97               7,494.90               10,415.37
 1/31/2009                6,605.01               7,016.93               10,323.47
 2/28/2009                5,901.73               6,508.46               10,284.50
 3/31/2009                6,418.69               6,966.09               10,427.47
 4/30/2009                7,033.02               7,545.75               10,477.33
 5/31/2009                7,426.40               8,115.24               10,553.32
 6/30/2009                7,441.13               8,115.24               10,613.35
 7/31/2009                8,003.95               8,755.91               10,784.54
 8/31/2009                8,292.93               8,999.98               10,896.20
 9/30/2009                8,602.38               9,437.27               11,010.66
10/31/2009                8,442.58               9,294.89               11,065.03
11/30/2009                8,948.99               9,722.01               11,208.28
12/31/2009                9,121.85               9,946.22               11,033.08
 1/31/2010                8,793.70               9,656.12               11,201.62
 2/28/2010                9,066.10               9,863.34               11,243.45
 3/31/2010                9,613.20              10,402.09               11,229.63
 4/30/2010                9,764.97              10,567.86               11,346.52
 5/31/2010                8,985.23               9,821.89               11,442.00
 6/30/2010                8,514.87               9,552.52               11,621.43
 7/31/2010                9,111.44              10,143.07               11,745.42
 8/31/2010                8,700.12               9,832.25               11,896.55
 9/30/2010                9,476.55              10,702.55               11,909.23
10/31/2010                9,837.13              11,054.81               11,951.63
11/30/2010                9,838.39              10,982.29               11,882.94
12/31/2010               10,495.91              11,596.80               11,754.80
 1/31/2011               10,744.67              11,638.94               11,768.48
 2/28/2011               11,112.78              11,944.39               11,797.92
 3/31/2011               11,117.20              12,060.25               11,804.44
 4/30/2011               11,446.44              12,523.70               11,954.28
 5/31/2011               11,316.87              12,344.64               12,110.29
 6/30/2011               11,128.23              12,165.58               12,074.83
 7/31/2011               10,901.94              11,997.06               12,266.44
 8/31/2011               10,309.72              11,291.35               12,445.65
 9/30/2011                9,584.96              10,343.38               12,536.18
10/31/2011               10,632.53              11,365.08               12,549.65
11/30/2011               10,609.03              11,238.68               12,538.76
12/31/2011               10,717.55              11,162.02               12,676.57
 1/31/2012               11,197.87              11,764.21               12,787.88
 2/29/2012               11,682.08              12,172.84               12,784.95
 3/31/2012               12,066.53              12,301.88               12,714.90
 4/30/2012               11,990.79              12,183.60               12,855.86
 5/31/2012               11,270.14              11,387.84               12,972.18
 6/30/2012               11,734.49              11,774.97               12,977.27
 7/31/2012               11,897.47              11,850.24               13,156.26
 8/31/2012               12,165.44              12,119.08               13,164.86
 9/30/2012               12,479.81              12,473.94               13,182.98
10/31/2012               12,249.38              12,366.40               13,208.91
11/30/2012               12,320.44              12,484.69               13,229.75
12/31/2012               12,432.74              12,749.61               13,210.92
 1/31/2013               13,076.69              13,156.63               13,118.52
 2/28/2013               13,254.21              13,189.64               13,184.27
 3/31/2013               13,751.28              13,409.65               13,194.80
 4/30/2013               14,016.22              13,530.65               13,328.31
 5/31/2013               14,344.09              13,651.66               13,090.51
 6/30/2013               14,151.46              13,299.64               12,888.02
 7/31/2013               14,871.55              13,871.67               12,905.64
 8/31/2013               14,440.85              13,596.65               12,839.67
 9/30/2013               14,893.70              14,135.68               12,961.22
10/31/2013               15,578.33              14,575.70               13,066.01
11/30/2013               16,053.07              14,762.71               13,017.09
12/31/2013               16,459.47              14,963.92               12,943.53
 1/31/2014               15,890.40              14,491.62               13,134.78
 2/28/2014               16,617.28              15,067.60               13,204.61
 3/31/2014               16,756.96              15,125.20               13,182.12
 4/30/2014               16,880.83              15,182.79               13,293.36
 5/31/2014               17,277.09              15,447.74               13,444.71
 6/30/2014               17,633.99              15,735.73               13,451.66
 7/31/2014               17,390.80              15,424.71               13,417.92
 8/31/2014               18,086.53              15,781.81               13,566.04
 9/30/2014               17,832.89              15,286.47               13,473.93
10/31/2014               18,268.46              15,413.19               13,606.37
11/30/2014               18,759.78              15,678.14               13,702.90
12/31/2014               18,712.53              15,435.88               13,715.75
 1/31/2015               18,150.79              15,268.23               14,003.33
 2/28/2015               19,193.94              15,926.86               13,871.68
 3/31/2015               18,890.40              15,711.30               13,936.07
 4/30/2015               19,071.62              16,010.68               13,886.08
 5/31/2015               19,316.86              16,070.56               13,852.63
 6/30/2015               18,942.93              15,747.23               13,701.56
 7/31/2015               19,339.80              15,795.13               13,796.83
 8/31/2015               18,172.96              14,932.93               13,776.99
 9/30/2015               17,723.30              14,537.75               13,870.18
10/31/2015               19,218.33              15,376.00               13,872.54
11/30/2015               19,275.48              15,328.10               13,835.87
12/31/2015               18,971.47              15,017.88               13,791.17

                                   [END CHART]

             Data since Fund inception 7/31/08 to 12/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2040 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

14  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2050 FUND (THE FUND)
(Ticker Symbol: URFFX)


--------------------------------------------------------------------------------
                                           12/31/15                12/31/14
--------------------------------------------------------------------------------

Net Assets                              $603.3 Million          $607.9 Million
Net Asset Value Per Share                   $12.18                  $12.81


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
     1 YEAR                 5 YEAR                  SINCE INCEPTION 7/31/08

     -2.48%                  5.39%                          5.00%


--------------------------------------------------------------------------------
                            EXPENSE RATIO AS OF 12/31/14*
--------------------------------------------------------------------------------

                                        0.92%

              (Including acquired fund fees and expenses of 0.88%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                     [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                              USAA TARGET            BARCLAYS U.S.
                     S&P 500 INDEX        RETIREMENT 2050 FUND    AGGREGATE BOND INDEX
 7/31/2008             $10,000.00              $10,000.00              $10,000.00
 8/31/2008              10,144.65                9,960.00               10,094.91
 9/30/2008               9,240.68                8,970.00                9,959.32
10/31/2008               7,688.73                7,330.00                9,724.23
11/30/2008               7,137.03                6,810.00               10,040.76
12/31/2008               7,212.97                7,180.05               10,415.37
 1/31/2009               6,605.01                6,611.33               10,323.47
 2/28/2009               5,901.73                6,042.61               10,284.50
 3/31/2009               6,418.69                6,550.40               10,427.47
 4/30/2009               7,033.02                7,129.27               10,477.33
 5/31/2009               7,426.40                7,677.67               10,553.32
 6/30/2009               7,441.13                7,616.74               10,613.35
 7/31/2009               8,003.95                8,276.86               10,784.54
 8/31/2009               8,292.93                8,510.44               10,896.20
 9/30/2009               8,602.38                8,936.98               11,010.66
10/31/2009               8,442.58                8,733.86               11,065.03
11/30/2009               8,948.99                9,211.18               11,208.28
12/31/2009               9,121.85                9,466.36               11,033.08
 1/31/2010               8,793.70                9,065.51               11,201.62
 2/28/2010               9,066.10                9,301.91               11,243.45
 3/31/2010               9,613.20                9,877.50               11,229.63
 4/30/2010               9,764.97               10,021.39               11,346.52
 5/31/2010               8,985.23                9,209.40               11,442.00
 6/30/2010               8,514.87                8,880.50               11,621.43
 7/31/2010               9,111.44                9,507.48               11,745.42
 8/31/2010               8,700.12                9,137.46               11,896.55
 9/30/2010               9,476.55               10,083.06               11,909.23
10/31/2010               9,837.13               10,442.81               11,951.63
11/30/2010               9,838.39               10,381.14               11,882.94
12/31/2010              10,495.91               11,047.20               11,754.80
 1/31/2011              10,744.67               11,078.32               11,768.48
 2/28/2011              11,112.78               11,379.13               11,797.92
 3/31/2011              11,117.20               11,503.61               11,804.44
 4/30/2011              11,446.44               11,980.77               11,954.28
 5/31/2011              11,316.87               11,762.93               12,110.29
 6/30/2011              11,128.23               11,576.22               12,074.83
 7/31/2011              10,901.94               11,368.76               12,266.44
 8/31/2011              10,309.72               10,621.91               12,445.65
 9/30/2011               9,584.96                9,646.85               12,536.18
10/31/2011              10,632.53               10,715.27               12,549.65
11/30/2011              10,609.03               10,580.42               12,538.76
12/31/2011              10,717.55               10,465.04               12,676.57
 1/31/2012              11,197.87               11,095.46               12,787.88
 2/29/2012              11,682.08               11,536.76               12,784.95
 3/31/2012              12,066.53               11,694.37               12,714.90
 4/30/2012              11,990.79               11,536.76               12,855.86
 5/31/2012              11,270.14               10,633.15               12,972.18
 6/30/2012              11,734.49               11,063.94               12,977.27
 7/31/2012              11,897.47               11,105.97               13,156.26
 8/31/2012              12,165.44               11,379.15               13,164.86
 9/30/2012              12,479.81               11,757.41               13,182.98
10/31/2012              12,249.38               11,641.83               13,208.91
11/30/2012              12,320.44               11,767.92               13,229.75
12/31/2012              12,432.74               12,031.81               13,210.92
 1/31/2013              13,076.69               12,438.22               13,118.52
 2/28/2013              13,254.21               12,470.30               13,184.27
 3/31/2013              13,751.28               12,684.20               13,194.80
 4/30/2013              14,016.22               12,801.84               13,328.31
 5/31/2013              14,344.09               12,930.18               13,090.51
 6/30/2013              14,151.46               12,587.94               12,888.02
 7/31/2013              14,871.55               13,154.78               12,905.64
 8/31/2013              14,440.85               12,876.71               12,839.67
 9/30/2013              14,893.70               13,443.54               12,961.22
10/31/2013              15,578.33               13,882.03               13,066.01
11/30/2013              16,053.07               14,085.24               13,017.09
12/31/2013              16,459.47               14,295.56               12,943.53
 1/31/2014              15,890.40               13,761.98               13,134.78
 2/28/2014              16,617.28               14,362.26               13,204.61
 3/31/2014              16,756.96               14,417.84               13,182.12
 4/30/2014              16,880.83               14,462.31               13,293.36
 5/31/2014              17,277.09               14,729.10               13,444.71
 6/30/2014              17,633.99               15,029.23               13,451.66
 7/31/2014              17,390.80               14,695.74               13,417.92
 8/31/2014              18,086.53               15,062.58               13,566.04
 9/30/2014              17,832.89               14,551.23               13,473.93
10/31/2014              18,268.46               14,706.86               13,606.37
11/30/2014              18,759.78               14,984.77               13,702.90
12/31/2014              18,712.53               14,726.57               13,715.75
 1/31/2015              18,150.79               14,531.13               14,003.33
 2/28/2015              19,193.94               15,220.90               13,871.68
 3/31/2015              18,890.40               15,002.48               13,936.07
 4/30/2015              19,071.62               15,312.87               13,886.08
 5/31/2015              19,316.86               15,381.85               13,852.63
 6/30/2015              18,942.93               15,059.96               13,701.56
 7/31/2015              19,339.80               15,117.44               13,796.83
 8/31/2015              18,172.96               14,266.73               13,776.99
 9/30/2015              17,723.30               13,875.86               13,870.18
10/31/2015              19,218.33               14,703.58               13,872.54
11/30/2015              19,275.48               14,657.60               13,835.87
12/31/2015              18,971.47               14,361.21               13,791.17

                                      [END CHART]

                    Data since Fund inception 7/31/08 to 12/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2050 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

16  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2060 FUND (THE FUND)
(Ticker Symbol: URSIX)

--------------------------------------------------------------------------------
                                           12/31/15                12/31/14
--------------------------------------------------------------------------------
Net Assets                              $38.0 Million           $25.8 Million
Net Asset Value Per Share                   $10.48                  $10.93

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
          1 YEAR                                     SINCE INCEPTION 7/12/13
          -2.47%                                              3.96%

--------------------------------------------------------------------------------
                       EXPENSE RATIOS AS OF 12/31/14*
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT           1.58%       AFTER REIMBURSEMENT         0.90%

               (Including acquired fund fees and expenses of 0.80%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at that lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                        o CUMULATIVE PERFORMANCE COMPARISON o

                     [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                USAA TARGET            BARCLAYS U.S.
                       S&P 500 INDEX       RETIREMENT 2060 FUND    AGGREGATE BOND INDEX
 7/31/2013              $10,000.00              $10,000.00              $10,000.00
 8/31/2013                9,710.38                9,830.00                9,948.88
 9/30/2013               10,014.90               10,290.00               10,043.07
10/31/2013               10,475.26               10,640.00               10,124.27
11/30/2013               10,794.48               10,800.00               10,086.36
12/31/2013               11,067.76               10,969.48               10,029.36
 1/31/2014               10,685.10               10,534.75               10,177.55
 2/28/2014               11,173.88               11,009.92               10,231.66
 3/31/2014               11,267.80               11,060.47               10,214.23
 4/30/2014               11,351.09               11,080.69               10,300.43
 5/31/2014               11,617.55               11,293.00               10,417.70
 6/30/2014               11,857.54               11,515.43               10,423.09
 7/31/2014               11,694.01               11,242.45               10,396.94
 8/31/2014               12,161.83               11,525.54               10,511.72
 9/30/2014               11,991.28               11,141.35               10,440.35
10/31/2014               12,284.17               11,272.78               10,542.97
11/30/2014               12,614.55               11,485.10               10,617.76
12/31/2014               12,582.77               11,288.40               10,627.72
 1/31/2015               12,205.04               11,123.16               10,850.55
 2/28/2015               12,906.49               11,670.54               10,748.54
 3/31/2015               12,702.38               11,505.29               10,798.44
 4/30/2015               12,824.23               11,742.83               10,759.70
 5/31/2015               12,989.14               11,794.47               10,733.78
 6/30/2015               12,737.70               11,556.93               10,616.73
 7/31/2015               13,004.57               11,598.24               10,690.55
 8/31/2015               12,219.96               10,926.93               10,675.17
 9/30/2015               11,917.59               10,637.75               10,747.38
10/31/2015               12,922.89               11,267.75               10,749.21
11/30/2015               12,961.32               11,236.76               10,720.79
12/31/2015               12,756.89               11,009.70               10,686.16

                                   [END CHART]

                 Data since Fund inception 7/31/13 to 12/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2060 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Fund is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

18  | USAA TARGET RETIREMENT FUNDS

================================================================================

                          o TARGET RETIREMENT INCOME FUND o

                              ASSET ALLOCATION - 12/31/15

    INVESTMENT                                                        ALLOCATION
    ----------------------------------------------------------------------------
    USAA FUND:
    Aggressive Growth ....................................................  1.6%
    Emerging Markets .....................................................  0.8%
    Flexible Income ......................................................  1.7%
    Global Managed Volatility ............................................  2.2%
    Growth ...............................................................  2.3%
    Income Stock .........................................................  2.9%
    International ........................................................  6.7%
    Precious Metals and Minerals .........................................  0.3%
    Real Return ..........................................................  2.2%
    S&P 500 Index ........................................................  4.7%
    Small Cap Stock ......................................................  0.1%
    Target Managed Allocation ............................................  3.4%
    Total Return Strategy ................................................  0.8%
    Value ................................................................  4.2%
       TOTAL EQUITY & ALTERNATIVE ........................................ 33.9%
    Government Securities ................................................ 13.2%
    High Income ..........................................................  6.3%
    Income ............................................................... 13.1%
    Intermediate-Term Bond ...............................................  6.6%
    Short-Term Bond ...................................................... 26.2%
       TOTAL FIXED-INCOME ................................................ 65.4%
    Ultra Short-Term Bond ................................................  0.5%
       TOTAL ULTRA-SHORT .................................................  0.5%
    Money Market Instruments .............................................  0.2%
       TOTAL MONEY MARKET INSTRUMENTS ....................................  0.2%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                           o TARGET RETIREMENT 2020 FUND o

                             ASSET ALLOCATION - 12/31/15

    INVESTMENT                                                        ALLOCATION
    ----------------------------------------------------------------------------
    USAA FUND:
    Aggressive Growth ....................................................  2.6%
    Emerging Markets .....................................................  1.7%
    Flexible Income ......................................................  1.1%
    Global Managed Volatility ............................................  3.8%
    Growth ...............................................................  3.8%
    Income Stock .........................................................  4.7%
    International ........................................................ 11.2%
    Precious Metals and Minerals .........................................  0.3%
    Real Return ..........................................................  1.5%
    S&P 500 Index ........................................................  7.6%
    Small Cap Stock ......................................................  1.6%
    Target Managed Allocation ............................................  6.1%
    Total Return Strategy ................................................  0.6%
    Value ................................................................  6.8%
       TOTAL EQUITY & ALTERNATIVE ........................................ 53.4%
    Government Securities ................................................  6.9%
    High Income ..........................................................  6.0%
    Income ............................................................... 10.3%
    Intermediate-Term Bond ...............................................  8.9%
    Short-Term Bond ...................................................... 13.5%
       TOTAL FIXED-INCOME ................................................ 45.6%
    Ultra Short-Term Bond ................................................  0.6%
       TOTAL ULTRA-SHORT .................................................  0.6%
    Money Market Instruments .............................................  0.4%
       TOTAL MONEY MARKET INSTRUMENTS ....................................  0.4%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

20  | USAA TARGET RETIREMENT FUNDS

================================================================================

                         o TARGET RETIREMENT 2030 FUND o

                           ASSET ALLOCATION - 12/31/15

    INVESTMENT                                                        ALLOCATION
    ----------------------------------------------------------------------------
    USAA FUND:
    Aggressive Growth ....................................................  3.5%
    Emerging Markets .....................................................  2.6%
    Flexible Income ......................................................  0.6%
    Global Managed Volatility ............................................  5.0%
    Growth ...............................................................  5.3%
    Income Stock .........................................................  6.3%
    International ........................................................ 15.0%
    Precious Metals and Minerals .........................................  0.4%
    Real Return ..........................................................  1.0%
    S&P 500 Index ........................................................ 10.4%
    Small Cap Stock ......................................................  2.8%
    Target Managed Allocation ............................................ 10.8%
    Total Return Strategy ................................................  1.0%
    Value ................................................................  8.8%
       TOTAL EQUITY & ALTERNATIVE ........................................ 73.5%
    Government Securities ................................................  1.2%
    High Income ..........................................................  5.4%
    Income ...............................................................  6.8%
    Intermediate-Term Bond ............................................... 10.0%
    Short-Term Bond ......................................................  2.4%
       TOTAL FIXED-INCOME ................................................ 25.8%
    Ultra Short-Term Bond ................................................  0.4%
       TOTAL ULTRA-SHORT .................................................  0.4%
    Money Market Instruments .............................................  0.3%
       TOTAL MONEY MARKET INSTRUMENTS ....................................  0.3%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  21

================================================================================

                            o TARGET RETIREMENT 2040 FUND o

                              ASSET ALLOCATION - 12/31/15

    INVESTMENT                                                        ALLOCATION
    ----------------------------------------------------------------------------
    USAA FUND:
    Aggressive Growth ....................................................  3.9%
    Emerging Markets .....................................................  3.3%
    Flexible Income ......................................................  0.3%
    Global Managed Volatility ............................................  5.8%
    Growth ...............................................................  6.2%
    Income Stock .........................................................  7.4%
    International ........................................................ 17.6%
    Precious Metals and Minerals .........................................  0.2%
    Real Return ..........................................................  0.4%
    S&P 500 Index ........................................................ 12.3%
    Small Cap Stock ......................................................  4.1%
    Target Managed Allocation ............................................ 13.3%
    Total Return Strategy ................................................  0.4%
    Value ................................................................ 10.8%
       TOTAL EQUITY & ALTERNATIVE ........................................ 86.0%
    High Income ..........................................................  3.7%
    Income ...............................................................  3.7%
    Intermediate-Term Bond ...............................................  5.6%
    Short-Term Bond ......................................................    -*
       TOTAL FIXED-INCOME ................................................ 13.0%
    Ultra Short-Term Bond ................................................  0.5%
       TOTAL ULTRA-SHORT .................................................  0.5%
    Money Market Instruments .............................................  0.4%
       TOTAL MONEY MARKET INSTRUMENTS ....................................  0.4%

Percentages are of the net assets of the Fund and may not equal 100%. *Represents less than 0.1%

================================================================================

22  | USAA TARGET RETIREMENT FUNDS

================================================================================

                             o TARGET RETIREMENT 2050 FUND o

                               ASSET ALLOCATION - 12/31/15

    INVESTMENT                                                        ALLOCATION
    ----------------------------------------------------------------------------
    USAA FUND:
    Aggressive Growth ....................................................  4.0%
    Emerging Markets .....................................................  3.4%
    Flexible Income ......................................................  0.2%
    Global Managed Volatility ............................................  6.4%
    Growth ...............................................................  6.2%
    Income Stock .........................................................  8.0%
    International ........................................................ 18.3%
    Precious Metals and Minerals .........................................  0.2%
    Real Return ..........................................................  0.3%
    S&P 500 Index ........................................................ 12.5%
    Small Cap Stock ......................................................  4.4%
    Target Managed Allocation ............................................ 14.1%
    Total Return Strategy ................................................  0.9%
    Value ................................................................ 10.8%
       TOTAL EQUITY & ALTERNATIVE ........................................ 89.7%
    High Income ..........................................................  2.8%
    Income ...............................................................  2.3%
    Intermediate-Term Bond ...............................................  3.9%
       TOTAL FIXED-INCOME ................................................  9.0%
    Ultra Short-Term Bond ................................................  0.6%
       TOTAL ULTRA-SHORT .................................................  0.6%
    Money Market Instruments .............................................  0.7%
       TOTAL MONEY MARKET INSTRUMENTS ....................................  0.7%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  23

================================================================================

                             o TARGET RETIREMENT 2060 FUND o

                               ASSET ALLOCATION - 12/31/15

    INVESTMENT                                                        ALLOCATION
    ----------------------------------------------------------------------------
    USAA FUND:
    Aggressive Growth ....................................................  4.2%
    Emerging Markets .....................................................  3.8%
    Flexible Income ......................................................  0.2%
    Global Managed Volatility ............................................  6.4%
    Growth ...............................................................  6.2%
    Income Stock .........................................................  7.5%
    International ........................................................ 17.9%
    Precious Metals and Minerals .........................................  0.2%
    Real Return ..........................................................  0.3%
    S&P 500 Index ........................................................ 12.7%
    Small Cap Stock ......................................................  3.6%
    Target Managed Allocation ............................................ 16.2%
    Total Return Strategy ................................................  0.6%
    Value ................................................................ 11.6%
       TOTAL EQUITY & ALTERNATIVE ........................................ 91.4%
    High Income ..........................................................  2.0%
    Income ...............................................................  1.7%
    Intermediate-Term Bond ...............................................  2.9%
    Short-Term Bond ......................................................    -*
       TOTAL FIXED-INCOME ................................................  6.6%
    Ultra Short-Term Bond ................................................  0.6%
       TOTAL ULTRA-SHORT .................................................  0.6%
    Money Market Instruments .............................................  1.0%
       TOTAL MONEY MARKET INSTRUMENTS ....................................  1.0%

Percentages are of the net assets of the Fund and may not equal 100%. *Represents less than 0.1%

================================================================================

24  | USAA TARGET RETIREMENT FUNDS

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2015:

                   DIVIDEND        QUALIFIED
                   RECEIVED         DIVIDEND           LONG-TERM
                  DEDUCTION          INCOME             CAPITAL            FOREIGN       FOREIGN      QUALIFIED
                 (CORPORATE      (NON-CORPORATE          GAIN               TAXES         SOURCE       INTEREST
FUND            SHAREHOLDERS)(1)  SHAREHOLDERS)(1)   DISTRIBUTIONS(2)       PAID(3)       INCOME        INCOME
-----------------------------------------------------------------------------------------------------------------
Target Income      14.48%            19.33%            $ 6,421,000         $ 53,000       $322,000      $ 3,000
Target 2020        30.01%            41.43%            $ 9,601,000         $169,000       $704,000      $ 6,000
Target 2030       100.00%           100.00%            $22,692,000         $426,000       $713,000      $10,000
Target 2040       100.00%           100.00%            $28,060,000         $544,000       $ 83,000      $12,000
Target 2050       100.00%           100.00%            $15,132,000         $304,000       $ 53,000      $ 7,000
Target 2060       100.00%           100.00%            $   601,000         $ 19,000       $ 10,000      $ 1,000
-----------------------------------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

(3)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  25

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TARGET RETIREMENT INCOME FUND, USAA TARGET RETIREMENT 2020 FUND, USAA TARGET RETIREMENT 2030 FUND, USAA TARGET RETIREMENT 2040 FUND, USAA TARGET RETIREMENT 2050 FUND, AND USAA TARGET RETIREMENT 2060 FUND:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the USAA Target Retirement Income Fund, the USAA Target Retirement 2020 Fund, the USAA Target Retirement 2030 Fund, the USAA Target Retirement 2040 Fund, the USAA Target Retirement 2050 Fund, and the USAA Target Retirement 2060 Fund (six of the portfolios constituting the USAA Mutual Funds Trust) (the "Funds") as of December 31, 2015, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Target Retirement Income Fund, the USAA Target Retirement 2020 Fund, the USAA Target Retirement 2030 Fund, the USAA Target Retirement 2040 Fund, the USAA Target Retirement 2050 Fund, and the USAA Target Retirement 2060 Fund at December 31, 2015, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 16, 2016

================================================================================

26  | USAA TARGET RETIREMENT FUNDS

================================================================================

PORTFOLIO OF INVESTMENTS

USAA TARGET RETIREMENT INCOME FUND
December 31, 2015

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE MUTUAL FUNDS (33.9%)
   132,247    USAA Aggressive Growth Fund                                                  $  5,227
   184,445    USAA Emerging Markets Fund                                                      2,501
   678,663    USAA Flexible Income Fund                                                       5,653
   827,241    USAA Global Managed Volatility Fund                                             7,189
   322,919    USAA Growth Fund                                                                7,757
   570,182    USAA Income Stock Fund                                                          9,454
   838,058    USAA International Fund                                                        22,334
    99,431    USAA Precious Metals and Minerals Fund                                            867
   810,469    USAA Real Return Fund                                                           7,416
   534,786    USAA S&P 500 Index Fund                                                        15,610
    32,029    USAA Small Cap Stock Fund                                                         486
 1,191,329    USAA Target Managed Allocation Fund                                            11,270
   321,620    USAA Total Return Strategy Fund                                                 2,563
   751,438    USAA Value Fund                                                                13,834
                                                                                           --------
              Total Equity & Alternative Mutual Funds (cost: $95,113)                       112,161
                                                                                           --------
              FIXED-INCOME MUTUAL FUNDS (65.4%)
 4,404,430    USAA Government Securities Fund                                                43,472
 2,865,889    USAA High Income Fund                                                          20,892
 3,445,050    USAA Income Fund                                                               43,408
 2,148,016    USAA Intermediate-Term Bond Fund                                               21,802
 9,613,717    USAA Short-Term Bond Fund                                                      86,812
                                                                                           --------
              Total Fixed-Income Mutual Funds (cost: $216,222)                              216,386
                                                                                           --------
              ULTRA-SHORT MUTUAL FUNDS (0.5%)
   171,781    USAA Ultra Short-Term Bond Fund (cost: $1,730)                                  1,707
                                                                                           --------
              MONEY MARKET INSTRUMENTS (0.2%)
              MONEY MARKET FUNDS (0.2%)
   674,865    State Street Institutional Liquid Reserves Fund Premier Class,
               0.23%(a) (cost: $675)                                                            675
                                                                                           --------

              TOTAL INVESTMENTS (COST: $313,740)                                           $330,929
                                                                                           ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------
                                               (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                           QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                       IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                              FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
-------------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds               $112,161                  $-             $-    $112,161
Fixed-Income Mutual Funds                        216,386                   -              -     216,386
Ultra-Short Mutual Funds                           1,707                   -              -       1,707
Money Market Instruments:
  Money Market Funds                                 675                   -              -         675
-------------------------------------------------------------------------------------------------------
Total                                           $330,929                  $-             $-    $330,929
-------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2020 FUND
December 31, 2015

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE MUTUAL FUNDS (53.4%)
   387,879    USAA Aggressive Growth Fund                                                  $ 15,329
   729,882    USAA Emerging Markets Fund                                                      9,897
   758,646    USAA Flexible Income Fund                                                       6,319
 2,577,173    USAA Global Managed Volatility Fund                                            22,396
   930,004    USAA Growth Fund                                                               22,339
 1,653,475    USAA Income Stock Fund                                                         27,414
 2,457,403    USAA International Fund                                                        65,490
   198,737    USAA Precious Metals and Minerals Fund                                          1,733
   953,485    USAA Real Return Fund                                                           8,724
 1,520,030    USAA S&P 500 Index Fund                                                        44,370
   600,905    USAA Small Cap Stock Fund                                                       9,122
 3,777,476    USAA Target Managed Allocation Fund                                            35,735
   436,484    USAA Total Return Strategy Fund                                                 3,479
 2,159,594    USAA Value Fund                                                                39,758
                                                                                           --------
              Total Equity & Alternative Mutual Funds (cost: $261,029)                      312,105
                                                                                           --------
              FIXED-INCOME MUTUAL FUNDS (45.6%)
 4,059,194    USAA Government Securities Fund                                                40,064
 4,836,400    USAA High Income Fund                                                          35,257
 4,785,061    USAA Income Fund                                                               60,292
 5,097,377    USAA Intermediate-Term Bond Fund                                               51,739
 8,740,321    USAA Short-Term Bond Fund                                                      78,925
                                                                                           --------
              Total Fixed-Income Mutual Funds (cost: $258,775)                              266,277
                                                                                           --------
              ULTRA-SHORT MUTUAL FUNDS (0.6%)
   335,096    USAA Ultra Short-Term Bond Fund (cost: $3,377)                                  3,331
                                                                                           --------
              MONEY MARKET INSTRUMENTS (0.4%)

              MONEY MARKET FUNDS (0.4%)
 2,382,990    State Street Institutional Liquid Reserves Fund Premier Class,
               0.23%(a) (cost: $2,383)                                                        2,383
                                                                                           --------

              TOTAL INVESTMENTS (COST: $525,564)                                           $584,096
                                                                                           ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------
                                               (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                           QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                       IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                              FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
-------------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds               $312,105                  $-             $-    $312,105
Fixed-Income Mutual Funds                        266,277                   -              -     266,277
Ultra-Short Mutual Funds                           3,331                   -              -       3,331
Money Market Instruments:
  Money Market Funds                               2,383                   -              -       2,383
-------------------------------------------------------------------------------------------------------
Total                                           $584,096                  $-             $-    $584,096
-------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

30  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2030 FUND
December 31, 2015

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE MUTUAL FUNDS (73.5%)
   928,433    USAA Aggressive Growth Fund                                                $   36,692
 2,030,077    USAA Emerging Markets Fund                                                     27,528
   752,096    USAA Flexible Income Fund                                                       6,265
 6,154,472    USAA Global Managed Volatility Fund                                            53,482
 2,332,412    USAA Growth Fund                                                               56,025
 4,046,691    USAA Income Stock Fund                                                         67,094
 5,966,097    USAA International Fund                                                       158,996
   430,595    USAA Precious Metals and Minerals Fund                                          3,755
 1,152,813    USAA Real Return Fund                                                          10,548
 3,798,232    USAA S&P 500 Index Fund                                                       110,870
 1,977,165    USAA Small Cap Stock Fund                                                      30,013
12,159,583    USAA Target Managed Allocation Fund                                           115,030
 1,314,059    USAA Total Return Strategy Fund                                                10,473
 5,051,061    USAA Value Fund                                                                92,990
                                                                                         ----------
              Total Equity & Alternative Mutual Funds (cost: $657,321)                      779,761
                                                                                         ----------
              FIXED-INCOME MUTUAL FUNDS (25.8%)
 1,308,370    USAA Government Securities Fund                                                12,914
 7,875,692    USAA High Income Fund                                                          57,414
 5,687,582    USAA Income Fund                                                               71,664
10,430,000    USAA Intermediate-Term Bond Fund                                              105,864
 2,847,562    USAA Short-Term Bond Fund                                                      25,713
                                                                                         ----------
              Total Fixed-Income Mutual Funds (cost: $268,202)                              273,569
                                                                                         ----------
              ULTRA-SHORT MUTUAL FUNDS (0.4%)
   459,147    USAA Ultra Short-Term Bond Fund (cost: $4,632)                                  4,564
                                                                                         ----------
              MONEY MARKET INSTRUMENTS (0.3%)

              MONEY MARKET FUNDS (0.3%)
 3,310,079    State Street Institutional Liquid Reserves Fund Premier Class,
               0.23%(a) (cost: $3,310)                                                        3,310
                                                                                         ----------

              TOTAL INVESTMENTS (COST: $933,465)                                         $1,061,204
                                                                                         ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------
                                              (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                          QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                      IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                             FOR IDENTICAL ASSETS              INPUTS         INPUTS        TOTAL
-------------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds             $ 779,761                  $-             $-   $  779,761
Fixed-Income Mutual Funds                       273,569                   -              -      273,569
Ultra-Short Mutual Funds                          4,564                   -              -        4,564
Money Market Instruments:
  Money Market Funds                              3,310                   -              -        3,310
-------------------------------------------------------------------------------------------------------
Total                                        $1,061,204                  $-             $-   $1,061,204
-------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

32  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2040 FUND
December 31, 2015

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE MUTUAL FUNDS (86.0%)
 1,123,775    USAA Aggressive Growth Fund                                                $   44,412
 2,729,565    USAA Emerging Markets Fund                                                     37,013
   409,937    USAA Flexible Income Fund                                                       3,415
 7,482,515    USAA Global Managed Volatility Fund                                            65,023
 2,902,569    USAA Growth Fund                                                               69,720
 5,026,329    USAA Income Stock Fund                                                         83,336
 7,455,529    USAA International Fund                                                       198,690
   273,498    USAA Precious Metals and Minerals Fund                                          2,385
   558,810    USAA Real Return Fund                                                           5,113
 4,742,394    USAA S&P 500 Index Fund                                                       138,430
 3,040,073    USAA Small Cap Stock Fund                                                      46,148
15,930,634    USAA Target Managed Allocation Fund                                           150,704
   514,432    USAA Total Return Strategy Fund                                                 4,100
 6,596,260    USAA Value Fund                                                               121,437
                                                                                         ----------
              Total Equity & Alternative Mutual Funds (cost: $811,953)                      969,926
                                                                                         ----------
              FIXED-INCOME MUTUAL FUNDS (13.0%)
 5,771,611    USAA High Income Fund                                                          42,075
 3,303,163    USAA Income Fund                                                               41,620
 6,196,349    USAA Intermediate-Term Bond Fund                                               62,893
    52,697    USAA Short-Term Bond Fund                                                         476
                                                                                         ----------
              Total Fixed-Income Mutual Funds (cost: $150,647)                              147,064
                                                                                         ----------
              ULTRA-SHORT MUTUAL FUNDS (0.5%)
   574,248    USAA Ultra Short-Term Bond Fund (cost: $5,791)                                  5,708
                                                                                         ----------
              MONEY MARKET INSTRUMENTS (0.4%)

              MONEY MARKET FUNDS (0.4%)
 4,879,154    State Street Institutional Liquid Reserves Fund Premier Class,
               0.23%(a) (cost: $4,879)                                                        4,879
                                                                                         ----------

              TOTAL INVESTMENTS (COST: $973,270)                                         $1,127,577
                                                                                         ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------
($ IN 000s)                                                VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------
                                              (LEVEL 1)            (LEVEL 2)      (LEVEL 3)
                                          QUOTED PRICES    OTHER SIGNIFICANT    SIGNIFICANT
                                      IN ACTIVE MARKETS           OBSERVABLE   UNOBSERVABLE
ASSETS                             FOR IDENTICAL ASSETS               INPUTS         INPUTS       TOTAL
-------------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds            $  969,926                   $-             $-  $  969,926
Fixed-Income Mutual Funds                       147,064                    -              -     147,064
Ultra-Short Mutual Funds                          5,708                    -              -       5,708
Money Market Instruments:
  Money Market Funds                              4,879                    -              -       4,879
-------------------------------------------------------------------------------------------------------
Total                                        $1,127,577                   $-             $-  $1,127,577
-------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

34  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2050 FUND
December 31, 2015

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE MUTUAL FUNDS (89.7%)
   617,292    USAA Aggressive Growth Fund                                                  $ 24,395
 1,532,076    USAA Emerging Markets Fund                                                     20,775
   147,451    USAA Flexible Income Fund                                                       1,228
 4,433,723    USAA Global Managed Volatility Fund                                            38,529
 1,543,933    USAA Growth Fund                                                               37,085
 2,923,625    USAA Income Stock Fund                                                         48,474
 4,148,843    USAA International Fund                                                       110,567
   123,320    USAA Precious Metals and Minerals Fund                                          1,075
   199,315    USAA Real Return Fund                                                           1,824
 2,580,076    USAA S&P 500 Index Fund                                                        75,312
 1,764,048    USAA Small Cap Stock Fund                                                      26,778
 8,983,613    USAA Target Managed Allocation Fund                                            84,985
   658,287    USAA Total Return Strategy Fund                                                 5,247
 3,529,414    USAA Value Fund                                                                64,977
                                                                                           --------
              Total Equity & Alternative Mutual Funds (cost: $460,538)                      541,251
                                                                                           --------
              FIXED-INCOME MUTUAL FUNDS (9.0%)
 2,338,128    USAA High Income Fund                                                          17,045
 1,111,688    USAA Income Fund                                                               14,007
 2,317,937    USAA Intermediate-Term Bond Fund                                               23,527
                                                                                           --------
              Total Fixed-Income Mutual Funds (cost: $58,082)                                54,579
                                                                                           --------
              ULTRA-SHORT MUTUAL FUNDS (0.6%)
   350,054    USAA Ultra Short-Term Bond Fund (cost: $3,532)                                  3,479
                                                                                           --------
              MONEY MARKET INSTRUMENTS (0.7%)

              MONEY MARKET FUNDS (0.7%)
 3,906,562    State Street Institutional Liquid Reserves Fund Premier Class,
               0.23%(a) (cost: $3,907)                                                        3,907
                                                                                           --------

              TOTAL INVESTMENTS (COST: $526,059)                                           $603,216
                                                                                           ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------
                                              (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                          QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                      IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                             FOR IDENTICAL ASSETS              INPUTS         INPUTS        TOTAL
-------------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds              $541,251                  $-             $-     $541,251
Fixed-Income Mutual Funds                        54,579                   -              -       54,579
Ultra-Short Mutual Funds                          3,479                   -              -        3,479
Money Market Instruments:
  Money Market Funds                              3,907                   -              -        3,907
-------------------------------------------------------------------------------------------------------
Total                                          $603,216                  $-             $-     $603,216
-------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2060 FUND
December 31, 2015

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE MUTUAL FUNDS (91.4%)
    40,551    USAA Aggressive Growth Fund                                                   $ 1,603
   107,332    USAA Emerging Markets Fund                                                      1,456
     9,366    USAA Flexible Income Fund                                                          78
   277,565    USAA Global Managed Volatility Fund                                             2,412
    98,676    USAA Growth Fund                                                                2,370
   171,218    USAA Income Stock Fund                                                          2,839
   254,910    USAA International Fund                                                         6,793
     8,835    USAA Precious Metals and Minerals Fund                                             77
    14,130    USAA Real Return Fund                                                             129
   165,017    USAA S&P 500 Index Fund                                                         4,817
    89,471    USAA Small Cap Stock Fund                                                       1,358
   647,912    USAA Target Managed Allocation Fund                                             6,129
    30,044    USAA Total Return Strategy Fund                                                   240
   238,907    USAA Value Fund                                                                 4,398
                                                                                            -------
              Total Equity & Alternative Mutual Funds (cost: $36,090)                        34,699
                                                                                            -------
              FIXED-INCOME MUTUAL FUNDS (6.6%)
   105,381    USAA High Income Fund                                                             768
    52,346    USAA Income Fund                                                                  659
   106,611    USAA Intermediate-Term Bond Fund                                                1,082
       407    USAA Short-Term Bond Fund                                                           4
                                                                                            -------
              Total Fixed-Income Mutual Funds (cost: $2,659)                                  2,513
                                                                                            -------
              ULTRA-SHORT MUTUAL FUNDS (0.6%)
    21,934    USAA Ultra Short-Term Bond Fund (cost: $221)                                      218
                                                                                            -------
              MONEY MARKET INSTRUMENTS (1.0%)

              MONEY MARKET FUNDS (1.0%)
   398,830    State Street Institutional Liquid Reserves Fund Premier Class,
               0.23%(a) (cost: $399)                                                            399
                                                                                            -------

              TOTAL INVESTMENTS (COST: $39,369)                                             $37,829
                                                                                            =======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------
                                              (LEVEL 1)            (LEVEL 2)      (LEVEL 3)
                                          QUOTED PRICES    OTHER SIGNIFICANT    SIGNIFICANT
                                      IN ACTIVE MARKETS           OBSERVABLE   UNOBSERVABLE
ASSETS                             FOR IDENTICAL ASSETS               INPUTS         INPUTS       TOTAL
-------------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds               $34,699                   $-             $-     $34,699
Fixed-Income Mutual Funds                         2,513                    -              -       2,513
Ultra-Short Mutual Funds                            218                    -              -         218
Money Market Instruments:
  Money Market Funds                                399                    -              -         399
-------------------------------------------------------------------------------------------------------
Total                                           $37,829                   $-             $-     $37,829
-------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

38  | USAA TARGET RETIREMENT FUNDS

================================================================================

NOTES TO PORTFOLIOS OF INVESTMENTS

December 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The underlying funds in which the Funds invest are managed by USAA Asset Management Company, an affiliate of the Funds. The USAA Target Retirement Funds invest in the Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares of the other USAA mutual funds.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at December 31, 2015.

See accompanying notes to financial statements.

================================================================================

                                        NOTES TO PORTFOLIOS OF INVESTMENTS |  39

================================================================================

STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2015

                                                                             USAA TARGET RETIREMENT
---------------------------------------------------------------------------------------------------
                                                                                        INCOME FUND
---------------------------------------------------------------------------------------------------
ASSETS
   Investments in affiliated underlying funds, at value (cost of $313,065,
       $523,181, $930,155, $968,391, $522,152, and $38,970, respectively)                  $330,254
   Investments in other securities, at value (cost of $675, $2,383,
       $3,310, $4,879, $3,907, $399, respectively)                                              675
   Cash                                                                                           -
   Receivables:
       Capital shares sold                                                                       69
       USAA Asset Management Company (Note 5C)                                                    -
       USAA Transfer Agency Company (Note 5D)                                                     2
       Dividends from affiliated underlying funds                                               350
       Interest                                                                                   -
                                                                                           --------
           Total assets                                                                     331,350
                                                                                           --------
LIABILITIES
   Payables:
       Securities purchased                                                                     321
       Capital shares redeemed                                                                  173
   Other accrued expenses and payables                                                           47
                                                                                           --------
           Total liabilities                                                                    541
                                                                                           --------
               Net assets applicable to capital shares outstanding                         $330,809
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $313,129
   Accumulated undistributed net investment income                                              102
   Accumulated net realized gain (loss) on investments                                          389
   Net unrealized appreciation/(depreciation) of investments                                 17,189
                                                                                           --------
               Net assets applicable to capital shares outstanding                         $330,809
                                                                                           ========
   Capital shares outstanding, unlimited number of shares
       authorized, no par value                                                              29,836
                                                                                           ========
   Net asset value, redemption price, and offering price per share                         $  11.09
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

40  | USAA TARGET RETIREMENT FUNDS

================================================================================

                              USAA TARGET RETIREMENT
---------------------------------------------------------------------------------
2020 FUND         2030 FUND         2040 FUND         2050 FUND         2060 FUND
---------------------------------------------------------------------------------

 $581,713        $1,057,894        $1,122,698          $599,309           $37,430
    2,383             3,310             4,879             3,907               399
        -                 -                 -                 3                 3
      534               483             1,282               365               158
        -                 -                 -                 -                58
        1                 1                 -                 -                 -
      461               542               258                98                 5
        -                 1                 1                 1                 -
---------------------------------------------------------------------------------
  585,092         1,062,231         1,129,118           603,683            38,053
---------------------------------------------------------------------------------

      421               493               258                98                 5
      691               707               529               245                43
       54                60                62                59                42
---------------------------------------------------------------------------------
    1,166             1,260               849               402                90
---------------------------------------------------------------------------------
 $583,926        $1,060,971        $1,128,269          $603,281           $37,963
=================================================================================

 $523,304        $  921,474        $  960,886          $518,274           $38,928
    4,340            16,974            20,893             9,839               549
   (2,250)           (5,216)           (7,817)           (1,989)               26
   58,532           127,739           154,307            77,157            (1,540)
---------------------------------------------------------------------------------
 $583,926        $1,060,971        $1,128,269          $603,281           $37,963
=================================================================================

   49,273            85,985            92,274            49,546             3,621
=================================================================================
 $  11.85        $    12.34        $    12.23          $  12.18           $ 10.48
=================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2015

                                                                             USAA TARGET RETIREMENT
---------------------------------------------------------------------------------------------------
                                                                                        INCOME FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income distributions from affiliated underlying funds                                   $  8,588
   Interest                                                                                       3
                                                                                           --------
           Total income                                                                       8,591
                                                                                           --------
EXPENSES
   Custody and accounting fees                                                                   44
   Postage                                                                                       20
   Shareholder reporting fees                                                                     9
   Trustees' fees                                                                                27
   Registration fees                                                                             30
   Professional fees                                                                             67
   Other                                                                                          8
                                                                                           --------
           Total expenses                                                                       205
                                                                                           --------
   Expenses reimbursed                                                                            -
                                                                                           --------
           Net expenses                                                                         205
                                                                                           --------
NET INVESTMENT INCOME                                                                         8,386
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Sales of affiliated and underlying funds                                               3,262
       Capital gain distributions from affiliated underlying funds                            2,570
   Change in net unrealized appreciation/(depreciation) of affiliated
       underlying funds                                                                     (20,892)
                                                                                           --------
           Net realized and unrealized loss                                                 (15,060)
                                                                                           --------
   Decrease in net assets resulting from operations                                        $ (6,674)
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

42  | USAA TARGET RETIREMENT FUNDS

================================================================================

                            USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
2020 FUND          2030 FUND         2040 FUND         2050 FUND       2060 FUND
--------------------------------------------------------------------------------
 $ 14,685           $ 23,656          $ 21,229          $ 10,107         $   582
        6                 11                12                 8               1
 -------------------------------------------------------------------------------
   14,691             23,667            21,241            10,115             583
 -------------------------------------------------------------------------------

       45                 48                49                45              40
       35                 73                91                57               6
       16                 34                44                26               3
       27                 27                27                27              27
       31                 34                38                36              28
       74                 87                86                73              59
       10                 13                13                11               7
 -------------------------------------------------------------------------------
      238                316               348               275             170
 -------------------------------------------------------------------------------
        -                  -                 -                 -            (136)
 -------------------------------------------------------------------------------
      238                316               348               275              34
 -------------------------------------------------------------------------------
   14,453             23,351            20,893             9,840             549
 -------------------------------------------------------------------------------

   (3,080)           (15,863)          (23,466)           (7,885)           (743)
    7,999             19,962            25,551            14,135             855

  (33,599)           (57,953)          (54,136)          (31,611)         (1,688)
 -------------------------------------------------------------------------------
  (28,680)           (53,854)          (52,051)          (25,361)         (1,576)
 -------------------------------------------------------------------------------
 $(14,227)          $(30,503)         $(31,158)         $(15,521)        $(1,027)
 ===============================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

                                                                                  USAA TARGET RETIREMENT
                                                                                 -----------------------
                                                                                        INCOME FUND
                                                                                 -----------------------
                                                                                     2015           2014
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                         $  8,386       $ 10,446
   Net realized gain (loss) on sales of affiliated underlying funds                 3,262          1,146
   Net realized gain on capital gain distributions from affiliated
       underlying funds                                                             2,570          3,744
   Change in net unrealized appreciation/(depreciation) of affiliated
       underlying funds                                                           (20,892)        (3,019)
                                                                                 -----------------------
       Increase (decrease) in net assets resulting from operations                 (6,674)        12,317
                                                                                 -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                           (8,285)       (12,414)
   Net realized gains                                                              (6,626)          (461)
                                                                                 -----------------------
       Distributions to shareholders                                              (14,911)       (12,875)
                                                                                 -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                       45,991         79,882
   Reinvested dividends                                                            14,718         12,666
   Cost of shares redeemed                                                        (75,622)       (84,171)
                                                                                 -----------------------
       Increase (decrease) in net assets from capital share transactions          (14,913)         8,377
                                                                                 -----------------------
       Capital contribution from USAA Transfer Agency Company
           (Note 5D)                                                                    -              -
                                                                                 -----------------------
       Net increase (decrease) in net assets                                      (36,498)         7,819

NET ASSETS
   Beginning of year                                                              367,307        359,488
                                                                                 -----------------------
   End of year                                                                   $330,809       $367,307
                                                                                 =======================
Accumulated undistributed net investment income:
   End of year                                                                   $    102       $     33
                                                                                 =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                      3,886          6,670
   Shares issued for dividends reinvested                                           1,296          1,062
   Shares redeemed                                                                 (6,423)        (7,025)
                                                                                 -----------------------
           Increase (decrease) in shares outstanding                               (1,241)           707
                                                                                 =======================

See accompanying notes to financial statements.

================================================================================

44  | USAA TARGET RETIREMENT FUNDS

================================================================================

                               USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
              2020 FUND                                      2030 FUND
--------------------------------------------------------------------------------
     2015                   2014                    2015                    2014
--------------------------------------------------------------------------------
$  14,453              $  18,453              $   23,351              $   29,543
   (3,080)                 3,094                 (15,863)                  5,559

    7,999                  8,966                  19,962                  21,813

  (33,599)                (8,301)                (57,953)                (19,565)
--------------------------------------------------------------------------------
  (14,227)                22,212                 (30,503)                 37,350
--------------------------------------------------------------------------------

  (10,159)               (18,413)                 (6,421)                (29,513)
   (9,601)                (7,140)                (22,699)                (15,667)
--------------------------------------------------------------------------------
  (19,760)               (25,553)                (29,120)                (45,180)
--------------------------------------------------------------------------------

   64,651                107,746                 132,295                 195,743
   19,709                 25,471                  29,080                  45,081
 (116,809)              (112,078)               (176,129)               (171,796)
--------------------------------------------------------------------------------
  (32,449)                21,139                 (14,754)                 69,028
--------------------------------------------------------------------------------

        -                      -                       1                       -
--------------------------------------------------------------------------------
  (66,436)                17,798                 (74,376)                 61,198

  650,362                632,564               1,135,347               1,074,149
--------------------------------------------------------------------------------
$ 583,926              $ 650,362              $1,060,971              $1,135,347
================================================================================

$   4,340              $      46              $   16,974              $       44
================================================================================

    5,127                  8,367                  10,074                  14,647
    1,639                  2,001                   2,332                   3,396
   (9,273)                (8,677)                (13,430)                (12,820)
--------------------------------------------------------------------------------
   (2,507)                 1,691                  (1,024)                  5,223
================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS) (CONTINUED)

Years ended December 31,

                                                                                 USAA TARGET RETIREMENT
                                                                                ------------------------
                                                                                        2040 FUND
                                                                                ------------------------
                                                                                    2015            2014
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $   20,893    $   26,874
   Net realized gain (loss) on sales of affiliated underlying funds                (23,466)        6,715
   Net realized gain on capital gain distributions from affiliated
       underlying funds                                                             25,551        26,703
   Change in net unrealized appreciation/(depreciation) of
       affiliated underlying funds                                                 (54,136)      (25,303)
                                                                                ------------------------
       Increase (decrease) in net assets resulting from operations                 (31,158)       34,989
                                                                                ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                               (19)      (26,860)
   Net realized gains                                                              (28,059)      (18,629)
                                                                                ------------------------
       Distributions to shareholders                                               (28,078)      (45,489)
                                                                                ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                       153,230       207,524
   Reinvested dividends                                                             28,070        45,443
   Cost of shares redeemed                                                        (167,005)     (170,921)
                                                                                ------------------------
       Increase in net assets from capital share transactions                       14,295        82,046
                                                                                ------------------------
   Capital contribution from USAA Transfer Agency Company
       (Note 5D)                                                                         -             1
                                                                                ------------------------
   Net increase (decrease) in net assets                                           (44,941)       71,547

NET ASSETS
   Beginning of year                                                             1,173,210     1,101,663
                                                                                ------------------------
   End of year                                                                  $1,128,269    $1,173,210
                                                                                ========================
Accumulated undistributed net investment income:
   End of year                                                                  $   20,893    $       19
                                                                                ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                      11,812        15,737
   Shares issued for dividends reinvested                                            2,286         3,461
   Shares redeemed                                                                 (12,876)      (12,930)
                                                                                ------------------------
       Increase in shares outstanding                                                1,222         6,268
                                                                                ========================

See accompanying notes to financial statements.

================================================================================

46  | USAA TARGET RETIREMENT FUNDS

================================================================================

                               USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
              2050 FUND                                      2060 FUND
--------------------------------------------------------------------------------
    2015                    2014                     2015                   2014
--------------------------------------------------------------------------------
$  9,840                $ 12,255                  $   549                $   452
  (7,885)                   (977)                    (743)                  (126)

  14,135                  15,172                      855                    642

 (31,611)                 (9,202)                  (1,688)                  (379)
--------------------------------------------------------------------------------
 (15,521)                 17,248                   (1,027)                   589
--------------------------------------------------------------------------------

      (3)                (12,252)                     (36)                  (416)
 (15,132)                 (8,182)                    (602)                  (131)
--------------------------------------------------------------------------------
 (15,135)                (20,434)                    (638)                  (547)
--------------------------------------------------------------------------------

 109,525                 135,320                   19,684                 17,904
  15,133                  20,411                      547                    421
 (98,617)                (86,101)                  (6,411)                (4,336)
--------------------------------------------------------------------------------
  26,041                  69,630                   13,820                 13,989
--------------------------------------------------------------------------------

       -                       -                        -                      -
--------------------------------------------------------------------------------
  (4,615)                 66,444                   12,155                 14,031

 607,896                 541,452                   25,808                 11,777
--------------------------------------------------------------------------------
$603,281                $607,896                  $37,963                $25,808
================================================================================

$  9,839                $      2                  $   549                $    36
================================================================================

   8,478                  10,403                    1,787                  1,630
   1,238                   1,564                       52                     38
  (7,637)                 (6,588)                    (579)                  (393)
--------------------------------------------------------------------------------
   2,079                   5,379                    1,260                  1,275
================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Funds qualify as registered investment companies under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Target Retirement Income Fund (Target Income), the USAA Target Retirement 2020 Fund (Target 2020), the USAA Target Retirement 2030 Fund (Target 2030), the USAA Target Retirement 2040 Fund (Target
2040), the USAA Target Retirement 2050 Fund (Target 2050), and the USAA Target Retirement 2060 Fund (Target 2060) (collectively, the Funds), which are classified as diversified under the 1940 Act. Each Fund's investment objective is to provide capital appreciation and current income consistent with its current investment allocation.

Each Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity & alternative, fixed-income, and ultra-short mutual funds (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Funds, according to an asset allocation strategy designed for investors planning to start withdrawing funds for retirement in or within a few years of each Fund's specific year (target date) included in its name.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Funds to

================================================================================

48  | USAA TARGET RETIREMENT FUNDS

================================================================================

    utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Funds and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Funds. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day.

    2. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost

================================================================================

50  | USAA TARGET RETIREMENT FUNDS

================================================================================

    basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts may be used to directly reduce the Funds' expenses. For the year ended December 31, 2015, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Funds participate in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, each Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the year ended December 31, 2015, the facility fees paid (in thousands) to CAPCO by the Funds and the related percent of those fees to the total fees paid to CAPCO by all USAA Funds are as follows:

                             TARGET   TARGET   TARGET   TARGET   TARGET   TARGET
                             INCOME    2020     2030     2040     2050     2060
--------------------------------------------------------------------------------
Fees paid                      $2       $3       $6       $6       $3       -*
% of total fees               0.5%     0.9%     1.6%     1.6%     0.9%      -*

*Represents less than $500 or 0.1%

The Funds had no borrowings under this agreement during the year ended December 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

During the current fiscal year, for Target Retirement Income Fund, permanent differences between book-basis and tax-basis accounting for distribution adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $32,000. These reclassifications had no effect on net assets.

================================================================================

52  | USAA TARGET RETIREMENT FUNDS

================================================================================

The tax character of distributions paid during the period ended December 31, 2015 and 2014, was as follows (in thousands):

                                 TARGET       TARGET       TARGET       TARGET       TARGET      TARGET
                                 INCOME        2020         2030         2040         2050        2060
--------------------------------------------------------------------------------------------------------
Year ended December 31, 2015
----------------------------
Ordinary income*                $ 8,491      $10,159      $ 6,428      $    19      $     3        $ 36

Long-term realized
 capital gains                    6,420        9,601       22,692       28,059       15,132         602

 Total distributions paid       $14,911      $19,760      $29,120      $28,078      $15,135        $638

Year ended December 31, 2014
----------------------------

Ordinary income*                $12,413      $18,838      $29,809      $26,899      $12,313        $416
Long-term realized
 capital gains                      462        6,715       15,371       18,590        8,121         131

 Total distributions paid       $12,875      $25,553      $45,180      $45,489      $20,434        $547

As of December 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows (in thousands):

                                 TARGET       TARGET       TARGET       TARGET       TARGET      TARGET
                                 INCOME        2020         2030         2040         2050        2060
--------------------------------------------------------------------------------------------------------
Undistributed ordinary income*  $   102      $ 4,340     $ 16,974     $ 20,893      $10,888     $   549

Undistributed long-term
 capital gains                    2,497        3,880        3,315        1,215        3,106         156

Unrealized appreciation/
 (depreciation) of investments   15,081       52,402      119,208      145,275       71,013      (1,670)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income are made quarterly by Target Income and annually by each of the other Funds or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

At December 31, 2015, the Funds had no capital loss carryforwards, for federal income tax purposes

For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year-ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2015, were as follows (in thousands):

                                 TARGET       TARGET       TARGET       TARGET       TARGET      TARGET
                                 INCOME        2020         2030         2040         2050        2060
--------------------------------------------------------------------------------------------------------
Cost of purchases              $123,729     $183,739     $367,686     $446,359     $275,707     $25,885
Proceeds from sales/maturities  138,954      205,712      354,264      402,142      235,455      11,325

As of December 31, 2015, the cost of securities, for federal income tax purposes, was as follows (in thousands):

                                 TARGET       TARGET       TARGET       TARGET       TARGET      TARGET
                                 INCOME        2020         2030         2040         2050        2060
--------------------------------------------------------------------------------------------------------
Cost of securities             $315,848     $531,694     $941,996     $982,302     $532,203     $39,499

As of December 31, 2015, gross unrealized appreciation and depreciation of investments and resulting net appreciation (depreciation), for federal income tax purposes, were as follows (in thousands):

                                 TARGET       TARGET       TARGET       TARGET       TARGET      TARGET
                                 INCOME        2020         2030         2040         2050        2060
--------------------------------------------------------------------------------------------------------
Unrealized appreciation         $23,422      $61,017     $138,618     $167,296      $85,128    $   319
Unrealized depreciation           8,341        8,615       19,410       22,021       14,115      1,989
--------------------------------------------------------------------------------------------------------
Net                             $15,081      $52,402     $119,208     $145,275      $71,013    $(1,670)
--------------------------------------------------------------------------------------------------------

================================================================================

54  | USAA TARGET RETIREMENT FUNDS

================================================================================

(5) AGREEMENTS WITH MANAGER

A. ADVISORY AGREEMENT - The Manager carries out the Funds' investment policies and manages the Funds' portfolios pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Funds for these services.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Funds. The Manager does not receive any fees from the Funds for these services.

    In addition to the services provided under its Administration and Servicing Agreement with the Funds, the Manager also provides certain compliance and legal services for the benefit of the Funds. The Board has approved the billing of these expenses to the Funds. These expenses are included in the professional fees on the Funds' Statements of Operations and, for the year ended December 31, 2015, were as follows (in thousands):

                                 TARGET       TARGET       TARGET       TARGET       TARGET      TARGET
                                 INCOME        2020         2030         2040         2050        2060
--------------------------------------------------------------------------------------------------------
Compliance and legal services   $9           $16         $28          $29           $16          $1

C. EXPENSE LIMITATION - The Manager agreed, through May 1, 2016, to limit the total annual operating expenses of Target 2060 to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse Target 2060 for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through May 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2015, Target 2060 incurred reimbursable expenses of $136,000, of which $58,000 was receivable from the Manager.

D. TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Funds. SAS does not receive any fees from the Funds for these services. For the year ended December 31, 2015, the Funds recorded a capital contribution and a receivable from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    SAS for adjustments related to corrections to certain shareholder transactions, as shown below (in thousands):

                                 TARGET       TARGET       TARGET       TARGET       TARGET      TARGET
                                 INCOME        2020         2030         2040         2050        2060
--------------------------------------------------------------------------------------------------------
Receivable from SAS                -             -           $1           $0*           -           -

At December 31, 2015, the Funds recorded a receivable for SAS adjustments to capital gains payable, as shown below (in thousands):

                                 TARGET       TARGET       TARGET       TARGET       TARGET      TARGET
                                 INCOME        2020         2030         2040         2050        2060
--------------------------------------------------------------------------------------------------------
Receivable from SAS                $2           $1          -            -             -           -

*Represents less than $500

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2015, USAA and its affiliates owned 500,000 shares of the USAA Target 2060 Fund which represents 13.8% of the Fund.

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Funds do not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of the underlying USAA Funds' net assets. At December 31, 2015, the Funds

================================================================================

56  | USAA TARGET RETIREMENT FUNDS

================================================================================

    owned the following percentages of the total outstanding shares of each of the underlying USAA Funds:

                                 TARGET       TARGET       TARGET       TARGET       TARGET      TARGET
AFFILIATED USAA FUND             INCOME        2020         2030         2040         2050        2060
--------------------------------------------------------------------------------------------------------
Aggressive Growth                  0.4%          1.1%         2.7%         3.3%         1.8%        0.1%
Emerging Markets                   0.3           1.1          3.0          4.1          2.3         0.2
Flexible Income                    6.8           7.6          7.5          4.1          1.5         0.1
Global Managed Volatility          3.5          10.9         26.1         31.7         18.8         1.2
Government Securities              8.3           7.6          2.5            -            -           -
Growth                             0.4           1.1          2.7          3.4          1.8         0.1
High Income                        1.1           1.8          3.0          2.2          0.9           -*
Income                             0.7           1.0          1.2          0.7          0.2           -*
Income Stock                       0.4           1.1          2.7          3.3          1.9         0.1
Intermediate-Term Bond             0.7           1.6          3.2          1.9          0.7           -*
International                      0.7           2.0          4.9          6.1          3.4         0.2
Precious Metals and Minerals       0.2           0.3          0.7          0.5          0.2           -*
Real Return                        2.1           2.5          3.1          1.5          0.5           -*
S&P 500 Index                      0.3           0.8          2.1          2.6          1.4         0.1
Short-Term Bond                    2.1           2.0          0.6            -*           -           -*
Small Cap Stock                      -*          0.7          2.3          3.5          2.0         0.1
Target Managed Allocation          2.8           8.8         28.5         37.3         21.0         1.5
Total Return Strategy              2.5           3.4         10.2          4.0          5.1         0.2
Ultra Short-Term Bond              0.4           0.7          1.0          1.3          0.8           -*
Value                              1.1           3.1          7.3          9.6          5.1         0.3

*Represents less than 0.1%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following tables provide details related to each Fund's investment in the underlying USAA Funds as of December 31, 2015 (in thousands):

TARGET INCOME:

                              PURCHASE       SALES      DIVIDEND    REALIZED           MARKET VALUE
AFFILIATED USAA FUND           COST(a)      PROCEEDS     INCOME    GAIN(LOSS)(b)  12/31/2014 12/31/2015
--------------------------------------------------------------------------------------------------------
Aggressive Growth              $   378       $ 1,856       $   52       $    -      $ 6,623     $ 5,227
Emerging Markets                    26         6,859           26         (571)      10,157       2,501
Flexible Income                    496         5,976          474         (705)      12,390       5,653
Global Managed Volatility        8,024           199           77          (21)           -       7,189
Government Securities           44,930           964          257          (10)           -      43,472
Growth                             570         2,955           72           58       10,139       7,757
High Income                     10,037         5,465        1,213         (504)      19,422      20,892
Income                          10,485         3,726        1,412           75       38,531      43,408
Income Stock                     1,101        10,267          389          614       19,814       9,454
Intermediate-Term Bond           2,451        34,723        1,908          682       56,694      21,802
International                    1,230         9,044          326        1,115       30,899      22,334
Precious Metals and Minerals         -           154            -         (185)       1,367         867
Real Return                        105         7,622          105         (752)      16,068       7,416
S&P 500 Index                    7,932         2,045          248          (27)       9,971      15,610
Short-Term Bond                 17,134         4,791        1,433          (35)      75,760      86,812
Small Cap Stock                  1,966        11,581            2        3,637        9,924         486
Target Managed Allocation       13,044         1,186          141          (49)           -      11,270
Total Return Strategy               37         2,736           37         (105)       5,794       2,563
Ultra Short-Term Bond              916        18,370          186         (127)      19,275       1,707
Value                            2,867         8,435          230          172       20,340      13,834

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

58  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2020:

                              PURCHASE       SALES      DIVIDEND    REALIZED           MARKET VALUE
AFFILIATED USAA FUND           COST(a)      PROCEEDS     INCOME    GAIN(LOSS)(b)  12/31/2014 12/31/2015
--------------------------------------------------------------------------------------------------------
Aggressive Growth              $ 1,064       $ 2,109       $  152      $   (86)     $16,395     $15,329
Emerging Markets                   104        14,210          104       (1,331)      26,136       9,897
Flexible Income                    701        13,151          676       (1,429)      20,510       6,319
Global Managed Volatility       25,500         1,151          233          (76)           -      22,396
Government Securities           41,066           578          256           (6)           -      40,064
Growth                           1,642         4,092          203           56       24,933      22,339
High Income                     12,070         5,564        2,061         (199)      33,892      35,257
Income                           2,736         1,950        2,124          (31)      62,360      60,292
Income Stock                     2,224        20,900          981          311       49,387      27,414
Intermediate-Term Bond           3,652        43,705        3,341         (472)      96,578      51,739
International                    4,107        13,698          956          826       78,033      65,490
Precious Metals and Minerals         -         1,842            -       (2,707)       4,425       1,733
Real Return                        156        16,980          156       (1,584)      27,299       8,724
S&P 500 Index                   25,526         4,912          670          (36)      24,437      44,370
Short-Term Bond                  7,552         1,623        1,410          (10)      74,223      78,925
Small Cap Stock                  5,175        18,896           40        3,978       23,996       9,122
Target Managed Allocation       39,902         2,414          436          (67)           -      35,735
Total Return Strategy               71         7,492           72         (408)      12,002       3,479
Ultra Short-Term Bond              154        13,062          152          (69)      16,317       3,331
Value                           10,337        17,383          662          260       49,539      39,758

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

TARGET 2030:

                              PURCHASE       SALES      DIVIDEND    REALIZED           MARKET VALUE
AFFILIATED USAA FUND           COST(a)      PROCEEDS     INCOME    GAIN(LOSS)(b)  12/31/2014 12/31/2015
--------------------------------------------------------------------------------------------------------
Aggressive Growth              $ 2,505       $ 7,152       $  364     $    (83)    $ 41,143    $ 36,692
Emerging Markets                   289        31,086          289       (4,489)      64,851      27,528
Flexible Income                    924        21,506          899       (2,389)      29,134       6,265
Global Managed Volatility       58,033             -          556            -            -      53,482
Government Securities           13,042             -          101            -            -      12,914
Growth                           3,920        10,303          496          (45)      62,968      56,025
High Income                     24,084         3,296        3,051         (368)      44,632      57,414
Income                           5,234         4,068        2,508          (47)      73,852      71,664
Income Stock                     5,663        53,484        2,546        1,365      122,737      67,094
Intermediate-Term Bond          12,312        18,120        4,873         (772)     119,103     105,864
International                    8,757        43,262        2,321          354      201,296     158,996
Precious Metals and Minerals         -         6,248            -      (11,833)      12,461       3,755
Real Return                        226        28,412          226       (2,996)      41,585      10,548
S&P 500 Index                   57,864         5,926        1,629           65       61,166     110,870
Short-Term Bond                  7,399         2,909          434          (29)      21,616      25,713
Small Cap Stock                 13,855        39,384          133        5,056       59,958      30,013
Target Managed Allocation      125,622         5,774        1,403         (200)           -     115,030
Total Return Strategy              178        13,391          178         (860)      26,207      10,473
Ultra Short-Term Bond              102         7,097          100          (33)      11,618       4,564
Value                           27,677        52,846        1,549        1,441      124,074      92,990

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

60  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2040:

                              PURCHASE       SALES      DIVIDEND    REALIZED           MARKET VALUE
AFFILIATED USAA FUND           COST(a)      PROCEEDS     INCOME    GAIN(LOSS)(b)  12/31/2014 12/31/2015
--------------------------------------------------------------------------------------------------------
Aggressive Growth             $  3,130       $10,204       $  440     $     67     $ 51,077    $ 44,412
Emerging Markets                   389        37,041          389       (5,210)      81,478      37,013
Flexible Income                    737        20,640          724       (2,250)      25,116       3,415
Global Managed Volatility       70,200             -          676            -            -      65,023
Growth                           7,187        14,279          618         (206)      77,654      69,720
High Income                     27,848             -        1,903            -       19,817      42,075
Income                          14,449         3,060        1,283          (66)      31,989      41,620
Income Stock                     7,157        69,553        3,148        2,188      155,336      83,336
Intermediate-Term Bond          22,862        11,266        2,500         (417)      55,269      62,893
International                   22,106        64,002        2,901        2,001      250,594     198,690
Precious Metals and Minerals         -        12,136            -      (20,046)      18,062       2,385
Real Return                        174        28,906          174       (2,787)      36,233       5,113
S&P 500 Index                   68,857         4,040        2,047           48       75,958     138,430
Short-Term Bond                      8             -            8            -          475         476
Small Cap Stock                 18,295        39,993          200        3,964       74,303      46,148
Target Managed Allocation      156,168             -        1,838            -            -     150,704
Total Return Strategy              219        26,532          219       (1,738)      33,125       4,100
Ultra Short-Term Bond              140         6,713          138          (60)      12,383       5,708
Value                           26,433        53,777        2,023        1,046      157,264     121,437

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

TARGET 2050:

                              PURCHASE       SALES      DIVIDEND    REALIZED           MARKET VALUE
AFFILIATED USAA FUND           COST(a)      PROCEEDS     INCOME    GAIN(LOSS)(b)  12/31/2014 12/31/2015
--------------------------------------------------------------------------------------------------------
Aggressive Growth              $ 1,712       $ 6,728       $  242      $   157     $ 29,110    $ 24,395
Emerging Markets                 2,724        25,494          218       (2,964)      48,064      20,775
Flexible Income                    318         9,122          313       (1,014)      10,809       1,228
Global Managed Volatility       41,786             -          400            -            -      38,529
Growth                           3,236        10,469          329          405       44,370      37,085
High Income                     19,700         1,473          607         (155)       1,008      17,045
Income                          12,657         1,179          324          (43)       2,962      14,007
Income Stock                     4,124        39,913        1,832        1,537       89,620      48,474
Intermediate-Term Bond          24,501         1,584          593          (57)       1,727      23,527
International                   12,027        42,558        1,614        1,060      145,644     110,567
Precious Metals and Minerals         -         6,564            -       (7,490)       9,670       1,075
Real Return                      1,057        14,403           80       (1,722)      16,302       1,824
S&P 500 Index                   34,027             -        1,134            -       42,554      75,312
Small Cap Stock                 10,511        23,315          116        1,484       43,393      26,778
Target Managed Allocation       88,665             -        1,036            -            -      84,985
Total Return Strategy              115         9,238          115         (533)      15,873       5,247
Ultra Short-Term Bond               73         2,683           72          (26)       6,146       3,479
Value                           18,474        40,732        1,082        1,476       91,309      64,977

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

62  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2060:

                              PURCHASE       SALES      DIVIDEND    REALIZED           MARKET VALUE
AFFILIATED USAA FUND           COST(a)      PROCEEDS     INCOME    GAIN(LOSS)(b)  12/31/2014 12/31/2015
--------------------------------------------------------------------------------------------------------
Aggressive Growth               $  530        $  271          $16        $  (1)      $1,348      $1,603
Emerging Markets                   863         1,098           15         (171)       1,997       1,456
Flexible Income                     75           313           13          (46)         351          78
Global Managed Volatility        2,611             -           25            -            -       2,412
Growth                             820           424           21          (17)       2,027       2,370
High Income                      1,031           169           28          (11)           3         768
Income                             679             -           15            -            4         659
Income Stock                       632         1,553           97          (47)       4,059       2,839
Intermediate-Term Bond           1,590           464           25          (12)           4       1,082
International                    3,862         2,627           98         (146)       5,940       6,793
Precious Metals and Minerals        66           271            -         (152)         373          77
Real Return                        109           458            3          (55)         523         129
S&P 500 Index                    2,829             -           65            -        2,021       4,817
Short-Term Bond                      -             -            -            -            4           4
Small Cap Stock                    965         1,202            6          (56)       1,796       1,358
Target Managed Allocation        6,405             -           75            -            -       6,129
Total Return Strategy              139           365            5          (43)         534         240
Ultra Short-Term Bond               76            85            4           (1)         231         218
Value                            2,603         2,025           71           15        4,087       4,398

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET INCOME

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------
                                 2015            2014            2013             2012              2011
                             ---------------------------------------------------------------------------
Net asset value at
  beginning of period        $  11.82        $  11.84        $  11.50         $  10.83          $  10.98
                             ---------------------------------------------------------------------------
Income gain (loss) from
  investment operations:
  Net investment income           .28             .34             .32              .32               .35
  Net realized and
    unrealized gain (loss)       (.50)            .05             .31              .70              (.14)
                             ---------------------------------------------------------------------------
Total from investment
  operations                     (.22)            .39             .63             1.02               .21
                             ---------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.28)           (.40)           (.25)            (.32)             (.35)
  Realized capital gains         (.23)           (.01)           (.04)            (.03)             (.01)
                             ---------------------------------------------------------------------------
Total distributions              (.51)           (.41)           (.29)            (.35)             (.36)
                             ---------------------------------------------------------------------------
Net asset value at
  end of period              $  11.09        $  11.82        $  11.84         $  11.50          $  10.83
                             ===========================================================================
Total return (%)*               (1.95)           3.36            5.58             9.49              1.97
Net assets at end
  of period (000)            $330,809        $367,307        $359,488         $335,019          $257,347
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                 .06             .05             .05              .06(c)            .04(c)
  Expenses, excluding
    reimbursements (%)(b)         .06             .05             .05              .06               .07
  Net investment income (%)      2.36            2.80            2.71             2.93              3.28
Portfolio turnover (%)             35              11              31                9                11

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $354,877,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    -               -            (.00%)(+)        (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.

================================================================================

64  | USAA TARGET RETIREMENT FUNDS

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2020

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------
                                 2015            2014            2013             2012              2011
                             ---------------------------------------------------------------------------
Net asset value at
  beginning of period        $  12.56        $  12.63        $  12.00         $  11.12          $  11.43
                             ---------------------------------------------------------------------------
Income gain (loss) from
  investment operations:
  Net investment income           .30             .37             .33              .34               .34
  Net realized and
    unrealized gain (loss)       (.60)            .07             .77              .91              (.28)
                             ---------------------------------------------------------------------------
Total from investment
  operations                     (.30)            .44            1.10             1.25               .06
                             ---------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.21)           (.37)           (.34)            (.33)             (.34)
  Realized capital gains         (.20)           (.14)           (.13)            (.04)             (.03)
                             ---------------------------------------------------------------------------
Total distributions              (.41)           (.51)           (.47)            (.37)             (.37)
                             ---------------------------------------------------------------------------
Net asset value at
  end of period              $  11.85        $  12.56        $  12.63         $  12.00          $  11.12
                             ===========================================================================
Total return (%)*               (2.40)           3.45            9.16            11.26               .52
Net assets at end
  of period (000)            $583,926        $650,362        $632,564         $558,821          $463,660
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                 .04             .03             .04              .04(c)            .03(c)
  Expenses, excluding
    reimbursements (%)(b)         .04             .03             .04              .04               .05
  Net investment income (%)      2.31            2.82            2.73             2.90              3.16
Portfolio turnover (%)             30              15              20               12                17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $626,329,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    -               -            (.00%)(+)        (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2030

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------
                                 2015            2014            2013             2012              2011
                           -----------------------------------------------------------------------------
Net asset value at
  beginning of period      $    13.05      $    13.13      $    12.03         $  10.93          $  11.37
                           -----------------------------------------------------------------------------
Income gain (loss) from
  investment operations:
  Net investment income           .27             .35             .30              .29               .28
  Net realized and
    unrealized gain (loss)       (.63)            .11            1.35             1.15              (.41)
                           -----------------------------------------------------------------------------
Total from investment
  operations                     (.36)            .46            1.65             1.44              (.13)
                           -----------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.08)           (.35)           (.30)            (.29)             (.28)
  Realized capital gains         (.27)           (.19)           (.25)            (.05)             (.03)
                           -----------------------------------------------------------------------------
Total distributions              (.35)           (.54)           (.55)            (.34)             (.31)
                           -----------------------------------------------------------------------------
Net asset value at
  end of period            $    12.34      $    13.05      $    13.13         $  12.03          $  10.93
                           =============================================================================
Total return (%)*               (2.81)           3.43           13.71            13.16             (1.16)
Net assets at end
  of period (000)          $1,060,971      $1,135,347      $1,074,149         $884,192          $705,298
Ratios to average
   net assets:**,(a)
 Expenses (%)(b)                  .03             .03             .03              .04(c)            .03(c)
 Expenses, excluding
   reimbursements (%)(b)          .03             .03             .03              .04               .04
 Net investment income (%)       2.08            2.63            2.43             2.55              2.68
Portfolio turnover (%)             32              15              17               20                16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were
    $1,120,002,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    -               -            (.00%)(+)        (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.

================================================================================

66  | USAA TARGET RETIREMENT FUNDS

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2040

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------
                                 2015            2014            2013             2012              2011
                           -----------------------------------------------------------------------------
Net asset value at
  beginning of period      $    12.89      $    12.99      $    11.59         $  10.38          $  11.01
                           -----------------------------------------------------------------------------
Income gain (loss) from
  investment operations:
  Net investment income           .23             .30             .25              .22               .19
  Net realized and
    unrealized gain (loss)       (.58)            .11            1.75             1.25              (.60)
                           -----------------------------------------------------------------------------
Total from investment
  operations                     (.35)            .41            2.00             1.47              (.41)
                           -----------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.00)(d)        (.30)           (.25)            (.22)             (.19)
  Realized capital gains         (.31)           (.21)           (.35)            (.04)             (.03)
                           -----------------------------------------------------------------------------
Total distributions              (.31)           (.51)           (.60)            (.26)             (.22)
                           -----------------------------------------------------------------------------
Net asset value at
  end of period            $    12.23      $    12.89      $    12.99         $  11.59          $  10.38
                           =============================================================================
Total return (%)*               (2.71)           3.15           17.37            14.22             (3.75)
Net assets at end
  of period (000)          $1,128,269      $1,173,210      $1,101,663         $872,183          $682,057
Ratios to average
    net assets:**,(a)
  Expenses (%)(b)                 .03             .03             .03              .04(c)            .03(c)
  Expenses, excluding
    reimbursements (%)(b)         .03             .03             .03              .04               .05
  Net investment income (%)      1.78            2.33            2.09             2.06              1.92
Portfolio turnover (%)             35              16              17               18                14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were
    $1,176,032,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    -               -            (.00%)(+)        (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(d) Represents less than $0.01 per share.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2050

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------
                                 2015            2014            2013             2012              2011
                             ---------------------------------------------------------------------------
Net asset value at
  beginning of period        $  12.81        $  12.86        $  11.25         $   9.96          $  10.65
                             ---------------------------------------------------------------------------
Income gain (loss) from
  investment operations:
  Net investment income           .20             .26             .21              .15               .10
  Net realized and
    unrealized gain (loss)       (.52)            .13            1.90             1.34              (.66)
                             ---------------------------------------------------------------------------
Total from investment
  operations                     (.32)            .39            2.11             1.49              (.56)
                             ---------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.00)(d)        (.26)           (.21)            (.15)             (.10)
  Realized capital gains         (.31)           (.18)           (.29)            (.05)             (.03)
                             ---------------------------------------------------------------------------
Total distributions              (.31)           (.44)           (.50)            (.20)             (.13)
                             ---------------------------------------------------------------------------
Net asset value at
  end of period              $  12.18        $  12.81        $  12.86         $  11.25          $   9.96
                             ===========================================================================
Total return (%)*               (2.48)           3.02           18.81            14.97             (5.27)
Net assets at end
  of period (000)            $603,281        $607,896        $541,452         $400,958          $297,470
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                 .04             .04             .05              .05(c)            .04(c)
  Expenses, excluding
    reimbursements (%)(b)         .04             .04             .05              .06               .08
  Net investment income (%)      1.58            2.09            1.83             1.45              1.10
Portfolio turnover (%)             39              16              19               17                14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $621,188,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    -               -            (.00%)(+)        (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(d) Represents less than $0.01 per share.

================================================================================

68  | USAA TARGET RETIREMENT FUNDS

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2060

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED               PERIOD ENDED
                                                                      DECEMBER 31,             DECEMBER 31,
                                                              ---------------------------------------------
                                                                 2015             2014              2013***
                                                              ---------------------------------------------
Net asset value at beginning of period                        $ 10.93          $ 10.85           $ 10.00
                                                              ------------------------------------------
Income gain (loss) from investment operations:
  Net investment income(d)                                        .18              .25               .18
  Net realized and unrealized gain (loss)(d)                     (.45)             .07               .79
                                                              ------------------------------------------
Total from investment operations(d)                              (.27)             .32               .97
                                                              ------------------------------------------
Less distributions from:
  Net investment income                                          (.01)            (.18)             (.12)
  Realized capital gains                                         (.17)            (.06)                -
                                                              ------------------------------------------
Total distributions                                              (.18)            (.24)             (.12)
                                                              ------------------------------------------
Net asset value at end of period                              $ 10.48          $ 10.93           $ 10.85
                                                              ==========================================
Total return (%)*                                               (2.47)            2.91              9.69
Net assets at end of period (000)                             $37,963          $25,808           $11,777
Ratios to average net assets:**,(a)
  Expenses (%)(b)                                                 .10              .10               .10(c)
  Expenses, excluding reimbursements (%)(b)                       .51              .78              1.72(c)
  Net investment income (%)                                      1.64             2.25              3.36(c)
Portfolio turnover (%)                                             35               16                 0

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $33,566,000.
*** Fund commenced operations on July 12, 2013.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                                    -                -              (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Calculated using average shares. For the year ended December 31, 2015, average shares were 3,047,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

EXPENSE EXAMPLE

December 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Funds, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Funds' annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2015, through December 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The actual expenses of each Fund, net of reimbursements, are zero.

================================================================================

70  | USAA TARGET RETIREMENT FUNDS

================================================================================

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Funds' annualized expense ratio used to calculate the expenses paid in the following table.

================================================================================

                                                           EXPENSE EXAMPLE |  71

================================================================================

                                                                  EXPENSES
                       BEGINNING              ENDING        PAID DURING PERIOD**
                     ACCOUNT VALUE         ACCOUNT VALUE        JULY 1, 2015 -
                     JULY 1, 2015       DECEMBER 31, 2015     DECEMBER 31, 2015
                    ------------------------------------------------------------
TARGET INCOME
Actual                $1,000.00            $  972.10                $0.25
Hypothetical*          1,000.00             1,024.95                 0.26

TARGET 2020
Actual                 1,000.00               964.40                 0.15
Hypothetical*          1,000.00             1,025.05                 0.15

TARGET 2030
Actual                 1,000.00               956.60                 0.15
Hypothetical*          1,000.00             1,025.05                 0.15

TARGET 2040
Actual                 1,000.00               953.70                 0.15
Hypothetical*          1,000.00             1,025.05                 0.15

TARGET 2050
Actual                 1,000.00               953.60                 0.20
Hypothetical*          1,000.00             1,025.00                 0.20

TARGET 2060
Actual                 1,000.00               952.60                 0.49
Hypothetical*          1,000.00             1,024.70                 0.51

*5% return per year before expenses

**Expenses equal each Fund's annualized expense ratio of 0.05% for Target Income, 0.03% for Target 2020, 0.03% for Target 2030, 0.03% for Target 2040, 0.04% for Target 2050, 0.10% for Target 2060, which is net of any reimbursements and excludes expenses of the acquired funds, multiplied by 184 days/365 days (to reflect the one-half year period). Each Funds' actual ending account value is based on its actual total return for the current period of July 1, 2015, through December 31, 2015. These total returns equaled (2.79)%, (3.56)%, (4.34)%, (4.63)%, (4.64)%, and (4.74)% for the Target Income, Target 2020, Target 2030,
Target 2040, Target 2050, Target 2060 Funds, respectively.

================================================================================

72  | USAA TARGET RETIREMENT FUNDS

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

74  | USAA TARGET RETIREMENT FUNDS

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' of experience as a Board Member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. AIM Management Group, Inc. (10/87-01/06), an investment fund manager, where she served as a Director of Financial Planning and Analysis and Chief Financial Officer. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board Member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

76  | USAA TARGET RETIREMENT FUNDS

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in November 2008.
     (9) Ms. Hawley was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in September 2014.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

78  | USAA TARGET RETIREMENT FUNDS

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

80  | USAA TARGET RETIREMENT FUNDS

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   88214-0216                                (C)2016, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA ULTRA SHORT-TERM BOND FUND]

 ==============================================================

      ANNUAL REPORT
      USAA ULTRA SHORT-TERM BOND FUND
      FUND SHARES o INSTITUTIONAL SHARES
      DECEMBER 31, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"IN OUR VIEW, WE HAVE ENTERED A PERIOD WHEN
MARKET RETURNS ARE LIKELY TO BE MORE MODEST         [PHOTO OF BROOKS ENGLEHARDT]
THAN THEY HAVE BEEN IN RECENT YEARS."

--------------------------------------------------------------------------------

FEBRUARY 2016

Volatility returned to the financial markets during the 12-month reporting period ended December 31, 2015, and at the end of that period little had changed. U.S. stocks recorded only a small gain, while stocks of non-U.S. developed markets fared slightly better. Emerging markets equities were the exception among stocks, suffering a decline. Meanwhile, the broad U.S. fixed-income market finished the end of 2015 about where it started, despite expectations early in the year that interest rates would increase earlier than they actually did.

Many market participants could not have anticipated this outcome. At the beginning of the year 2015, U.S. stocks led global equity markets, continuing a six-year bull run, reinforced by the hope that the global economic recovery would become self-sustaining. U.S. economic growth, although slow, led the Federal Reserve (the Fed) to signal that it might begin raising short-term interest rates. At the same time, persistent economic weakness outside the United States led many global central banks to move in a different direction, cutting interest rates and boosting quantitative easing (through quantitative easing, a central bank purchases government securities to lower interest rates and increase the money supply). In response, non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies during the spring of 2015.

By June 2015, the global equity markets grew increasingly volatile. Greece once again grabbed headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. In July 2015, worries about China's slow economic growth contributed to a plunge in the Chinese stock market, with many other emerging stock markets falling similarly. In response, the Chinese authorities surprised investors by devaluing China's currency, the renminbi, adding to existing concerns about the health of the global economy. The result was a broad sell-off of riskier asset classes around the world. Market turbulence continued into the final months of the year, with U.S. and non-U.S. stocks posting strong gains in October and November 2015 and retreating again in December 2015. Also in December 2015, the Fed finally ended its near-zero interest rate policy, raising the target federal funds rate by 0.25%--the first increase in nearly a decade.

Also of note during 2015 was the steady decline in commodity prices. In our view, no single factor was responsible for the drop in oil, natural gas, coal, and industrial metals prices. The divergence in global economic growth and central

================================================================================

================================================================================

bank monetary policy likely created uncertainty in the world's commodities markets. Softening global demand was also likely a proximate cause and in the case of energy, oversupply was a contributing factor. In addition, commodities are generally priced in U.S. dollars, so when the U.S. dollar appreciates, as it did during the year 2015, it generally drives commodity prices down.

The events of 2015 are a helpful reminder that no one knows which headlines will affect the financial markets at any given time. Volatility is to be expected from time to time and is normal market behavior, even if it has been several years since we have seen this level of turbulence. Indeed, we anticipate ongoing volatility--at least for the short-term--in the financial markets, which is all the more reason to maintain a long-term perspective. Long-term investors are encouraged not to make hasty portfolio decisions based on market turmoil. It is nearly impossible to perfectly time the market, and those who sell during volatile time periods can miss out on subsequent market gains. In our opinion, investment decisions should be based on one's long-term objectives, time horizon, and risk tolerance.

We also encourage investors to take advantage of every opportunity to save. In our view, we have entered a period when market returns are likely to be more modest than they have been in recent years. So the sooner you invest money, the sooner it can start working for you. Our financial advisors are available to help you seek the most out of your money in 2016 and beyond, so please call one of our financial advisors.

From all of us at USAA Investments, thank you for your continued investment in our family of mutual funds. Rest assured that our team of portfolio managers will do their utmost to stay abreast of changing market conditions as they strive to help you achieve your long-term financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

    Distributions to Shareholders                                            10

    Report of Independent Registered
      Public Accounting Firm                                                 11

    Portfolio of Investments                                                 12

    Notes to Portfolio of Investments                                        24

    Financial Statements                                                     28

    Notes to Financial Statements                                            31

EXPENSE EXAMPLE                                                              44

TRUSTEES' AND OFFICERS' INFORMATION                                          46

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201624-0216

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA ULTRA SHORT-TERM BOND FUND (THE FUND) SEEKS TO PROVIDE HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is normally to invest at least 80% of the Fund's assets in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months (one and a half years) or less. These securities will consist primarily of U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

TONY ERA
USAA Asset Management Company                                [PHOTO OF TONY ERA]

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term interest rates rose slightly during the 12-month reporting period ended December 31, 2015, as U.S. economic growth continued, although slowly and unevenly. The economic improvement suggested to many market participants that the Federal Reserve (the Fed) would raise short-term interest rates during 2015. However, Fed policymakers--while continuing to signal their intention to start normalizing monetary policy--delayed action until December 2015 on concerns about global market turmoil, tumbling commodity prices, contradictory economic data, and low inflation. In December 2015, the Fed lifted the target federal funds rate by 0.25% to a range between 0.25% and 0.5%, saying it intended to proceed gradually with future interest rate increases based on the performance of the U.S. economy.

o HOW DID THE USAA ULTRA SHORT-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. At the end of the reporting period, the Fund Shares and Institutional Shares had total returns of 0.01% and 0.04%, respectively. This compares to total returns of 0.03% for the Citigroup 3-Month U.S.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    Treasury Bill Index and 0.30% for the Lipper Ultra Short Obligations Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES FOR THE FUND DURING THE REPORTING PERIOD?

    During the reporting period, we sought relative value opportunities among various sectors to increase returns. In addition, because of our disciplined approach to liquidity management, we were able to invest the Fund's assets opportunistically as interest rates rose. We worked closely with our in-house team of analysts, who use independent credit research to identify and evaluate potential investments for the Fund. Our analysts also continuously monitored every bond in the Fund's portfolio.

    At the end of the reporting period, the Fund had a weighted average maturity of approximately one year. The portfolio's duration, which is a measure of its sensitivity to changes in interest rates, was one year.

    Thank you for your investment in the Fund.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA ULTRA SHORT-TERM BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: UUSTX)

--------------------------------------------------------------------------------
                                     12/31/15                        12/31/14
--------------------------------------------------------------------------------
Net Assets                        $427.0 Million                  $470.9 Million
Net Asset Value Per Share            $9.94                            $10.07
Dollar-Weighted Average
 Portfolio Maturity                 1.0 Year                         1.2 Year

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                  5 YEAR                  SINCE INCEPTION 10/18/10
     0.01%                   1.40%                             1.33%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 12/31/15              EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------
               1.88%                                       0.58%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

4  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                            LIPPER ULTRA SHORT     CITIGROUP 3-MONTH
                 USAA ULTRA SHORT-TERM      OBLIGATIONS FUNDS        U.S. TREASURY
                    BOND FUND SHARES             INDEX                BILL INDEX
10/31/2010             $10,000.00              $10,000.00             $10,000.00
11/30/2010               9,990.51                9,999.63              10,001.18
12/31/2010               9,990.55               10,001.43              10,002.47
 1/31/2011              10,010.25               10,010.36              10,003.67
 2/28/2011              10,032.31               10,022.47              10,004.80
 3/31/2011              10,043.36               10,028.04              10,006.00
 4/30/2011              10,075.82               10,046.48              10,007.05
 5/31/2011              10,117.41               10,055.32              10,007.83
 6/30/2011              10,119.72               10,057.04              10,008.33
 7/31/2011              10,141.41               10,063.96              10,008.65
 8/31/2011              10,133.47               10,054.67              10,009.13
 9/30/2011              10,117.83               10,041.28              10,009.51
10/31/2011              10,149.84               10,055.48              10,009.88
11/30/2011              10,142.00               10,053.10              10,009.99
12/31/2011              10,150.41               10,058.88              10,010.08
 1/31/2012              10,203.58               10,092.30              10,010.18
 2/29/2012              10,238.65               10,111.50              10,010.40
 3/31/2012              10,253.20               10,127.40              10,010.84
 4/30/2012              10,287.80               10,141.92              10,011.41
 5/31/2012              10,291.26               10,147.98              10,012.11
 6/30/2012              10,316.42               10,158.77              10,012.73
 7/31/2012              10,350.23               10,185.09              10,013.42
 8/31/2012              10,385.83               10,204.92              10,014.13
 9/30/2012              10,418.79               10,224.24              10,014.91
10/31/2012              10,443.70               10,232.20              10,015.75
11/30/2012              10,457.57               10,234.96              10,016.52
12/31/2012              10,467.85               10,238.23              10,017.27
 1/31/2013              10,491.97               10,248.67              10,017.85
 2/28/2013              10,516.22               10,255.22              10,018.30
 3/31/2013              10,530.56               10,260.54              10,018.91
 4/30/2013              10,544.03               10,271.15              10,019.57
 5/31/2013              10,535.72               10,266.32              10,020.21
 6/30/2013              10,506.12               10,245.46              10,020.62
 7/31/2013              10,527.78               10,253.75              10,020.97
 8/31/2013              10,527.64               10,254.22              10,021.29
 9/30/2013              10,558.36               10,266.89              10,021.57
10/31/2013              10,579.36               10,277.35              10,021.79
11/30/2013              10,600.08               10,287.15              10,021.98
12/31/2013              10,606.44               10,289.73              10,022.29
 1/31/2014              10,626.27               10,300.80              10,022.77
 2/28/2014              10,647.48               10,308.34              10,023.19
 3/31/2014              10,647.52               10,313.97              10,023.54
 4/30/2014              10,669.02               10,322.00              10,023.83
 5/31/2014              10,689.79               10,332.41              10,024.15
 6/30/2014              10,700.29               10,337.74              10,024.41
 7/31/2014              10,694.39               10,341.86              10,024.66
 8/31/2014              10,715.90               10,346.94              10,024.92
 9/30/2014              10,699.18               10,346.74              10,025.15
10/31/2014              10,721.12               10,349.11              10,025.36
11/30/2014              10,732.26               10,350.04              10,025.51
12/31/2014              10,707.23               10,339.79              10,025.63
 1/31/2015              10,740.60               10,348.80              10,025.80
 2/28/2015              10,752.27               10,358.28              10,025.98
 3/31/2015              10,763.98               10,365.85              10,026.18
 4/30/2015              10,775.52               10,372.57              10,026.34
 5/31/2015              10,787.70               10,378.24              10,026.48
 6/30/2015              10,779.05               10,376.64              10,026.59
 7/31/2015              10,779.32               10,378.45              10,026.68
 8/31/2015              10,758.98               10,374.04              10,026.93
 9/30/2015              10,737.81               10,372.65              10,027.19
10/31/2015              10,758.91               10,378.23              10,027.43
11/30/2015              10,747.23               10,377.42              10,027.71
12/31/2015              10,709.61               10,370.30              10,028.48

                                   [END CHART]

                         Data from 10/31/10 to 12/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Ultra Short-Term Bond Fund Shares to the following benchmarks:

o The unmanaged Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds within the Lipper Ultra Short Obligations Funds category.

o The unmanaged Citigroup 3-Month U.S. Treasury Bill Index represents the total return received by investors of 3-month U.S. Treasury securities.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Ultra Short Obligations Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup 3-Month U.S. Treasury Bill Index is calculated from the end of the month, October 31, 2010, while the inception date of the Fund Shares is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA ULTRA SHORT-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UUSIX)

--------------------------------------------------------------------------------
                                   12/31/15                        12/31/14
--------------------------------------------------------------------------------
Net Assets                       $22.5 Million                   $69.3 Million
Net Asset Value Per Share           $9.94                           $10.07
Dollar-Weighted Average
 Portfolio Maturity                1.0 Year                        1.2 Year

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 7/12/13
     0.04%                                                     0.79%

--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 12/31/15                EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------
             2.25%                                         0.53%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

6  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        USAA ULTRA
                     SHORT-TERM BOND          LIPPER ULTRA        CITIGROUP 3-MONTH
                    FUND INSTITUTIONAL     SHORT OBLIGATIONS        U.S. TREASURY
                         SHARES               FUNDS INDEX             BILL INDEX
 7/31/2013             $10,000.00              $10,000.00            $10,000.00
 8/31/2013              10,015.38               10,000.46             10,000.32
 9/30/2013              10,045.24               10,012.81             10,000.60
10/31/2013              10,075.96               10,023.02             10,000.82
11/30/2013              10,085.99               10,032.58             10,001.01
12/31/2013              10,091.20               10,035.09             10,001.32
 1/31/2014              10,110.37               10,045.89             10,001.80
 2/28/2014              10,130.87               10,053.24             10,002.22
 3/31/2014              10,131.33               10,058.74             10,002.57
 4/30/2014              10,152.38               10,066.56             10,002.85
 5/31/2014              10,172.81               10,076.72             10,003.17
 6/30/2014              10,183.49               10,081.92             10,003.43
 7/31/2014              10,178.39               10,085.93             10,003.69
 8/31/2014              10,199.21               10,090.89             10,003.95
 9/30/2014              10,193.49               10,090.70             10,004.17
10/31/2014              10,204.34               10,093.00             10,004.38
11/30/2014              10,215.19               10,093.91             10,004.53
12/31/2014              10,192.05               10,083.91             10,004.65
 1/31/2015              10,224.09               10,092.70             10,004.82
 2/28/2015              10,235.49               10,101.95             10,005.00
 3/31/2015              10,246.99               10,109.33             10,005.20
 4/30/2015              10,268.49               10,115.89             10,005.36
 5/31/2015              10,280.27               10,121.41             10,005.50
 6/30/2015              10,262.06               10,119.86             10,005.61
 7/31/2015              10,262.34               10,121.62             10,005.70
 8/31/2015              10,242.81               10,117.31             10,005.95
 9/30/2015              10,221.78               10,115.96             10,006.21
10/31/2015              10,251.35               10,121.41             10,006.45
11/30/2015              10,239.44               10,120.61             10,006.72
12/31/2015              10,196.96               10,113.67             10,007.50

                                   [END CHART]

                         Data from 7/31/13 to 12/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Ultra Short-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Ultra Short Obligations Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup 3-Month U.S. Treasury Bill Index is calculated from the end of the month, July 31, 2013, while the Institutional Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION - 12/31/15 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      43.5%
EURODOLLAR AND YANKEE OBLIGATIONS                                          19.8%
ASSET-BACKED SECURITIES                                                    13.5%
COMMERCIAL MORTGAGE SECURITIES                                             12.2%
VARIABLE-RATE DEMAND NOTES                                                  8.3%
MONEY MARKET FUNDS                                                          1.3%
MUNICIPAL BONDS                                                             1.3%

                                   [END CHART]

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

8  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o PORTFOLIO RATINGS MIX - 12/31/15 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        17.2%
AA                                                                         12.2%
A                                                                          35.5%
BBB                                                                        28.1%
BELOW INVESTMENT-GRADE                                                      5.6%
UNRATED                                                                     1.4%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 12-23.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2015:

                       LONG-TERM
                      CAPITAL GAIN                   QUALIFIED INTEREST
                     DISTRIBUTIONS(1)                       INCOME
                     --------------------------------------------------
                       $108,000                        $6,473,000
                     --------------------------------------------------

(1) Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

10  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA ULTRA SHORT-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Ultra Short-Term Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Ultra Short-Term Bond Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 16, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2015

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)         SECURITY                                              RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------
              CORPORATE OBLIGATIONS (43.5%)

              CONSUMER DISCRETIONARY (4.3%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.2%)
 $    1,000   Ford Motor Credit Co., LLC                           1.59%(a)     5/09/2016       $  1,001
                                                                                                --------
              CABLE & SATELLITE (1.6%)
      4,000   CCO Safari II, LLC(b)                                3.58         7/23/2020          3,979
      2,313   CSC Holdings, LLC(c)                                 2.17         4/17/2018          2,307
      1,000   NBCUniversal Enterprise, Inc.(b)                     0.86(a)      4/15/2016          1,000
                                                                                                --------
                                                                                                   7,286
                                                                                                --------
              CASINOS & GAMING (0.4%)
      1,940   MGM Resorts International(c)                         3.17        12/20/2017          1,934
                                                                                                --------
              GENERAL MERCHANDISE STORES (0.5%)
      1,975   Dollar Tree, Inc.(c)                                 2.56         2/06/2020          1,972
                                                                                                --------
              HOTELS, RESORTS & CRUISE LINES (0.4%)
      1,865   Hyatt Hotels Corp.                                   3.88         8/15/2016          1,893
                                                                                                --------
              RESTAURANTS (0.8%)
      3,431   ARAMARK Services, Inc.(c)                            3.25         9/07/2019          3,429
                                                                                                --------
              SPECIALTY STORES (0.4%)
      1,900   Staples, Inc.                                        2.75         1/12/2018          1,889
                                                                                                --------
              Total Consumer Discretionary                                                        19,404
                                                                                                --------
              CONSUMER STAPLES (0.9%)
              -----------------------
              DRUG RETAIL (0.5%)
      2,000   CVS Health Corp.                                     2.25        12/05/2018          2,011
                                                                                                --------
              PACKAGED FOODS & MEAT (0.4%)
      2,000   Tyson Foods, Inc.                                    2.65         8/15/2019          2,003
                                                                                                --------
              Total Consumer Staples                                                               4,014
                                                                                                --------
              ENERGY (4.9%)
              -------------
              OIL & GAS DRILLING (1.1%)
      1,000   Nabors Industries, Inc.                              2.35         9/15/2016            995
      1,694   Noble Holding International Ltd.                     2.50         3/15/2017          1,599
      2,500   Noble Holding International Ltd.                     7.50         3/15/2019          2,455
                                                                                                --------
                                                                                                   5,049
                                                                                                --------

================================================================================

12  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)         SECURITY                                              RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------
              OIL & GAS EQUIPMENT & SERVICES (0.8%)
 $    1,580   Cameron International Co.                            1.40%        6/15/2017       $  1,558
      2,000   Weatherford International Ltd.                       6.00         3/15/2018          1,847
                                                                                                --------
                                                                                                   3,405
                                                                                                --------
              OIL & GAS EXPLORATION & PRODUCTION (1.2%)
      1,650   EQT Corp.                                            5.15         3/01/2018          1,718
      2,000   Murphy Oil Corp.                                     2.50        12/01/2017          1,835
      2,000   QEP Resources, Inc.                                  6.80         4/01/2018          1,890
                                                                                                --------
                                                                                                   5,443
                                                                                                --------
              OIL & GAS STORAGE & TRANSPORTATION (1.8%)
      3,000   Boardwalk Pipelines, LLC                             5.50         2/01/2017          3,040
      3,000   DCP Midstream Operating, LP                          2.50        12/01/2017          2,705
      1,000   Sabine Pass LNG, LP                                  7.50        11/30/2016          1,000
      1,000   Sabine Pass LNG, LP(b)                               7.50        11/30/2016          1,000
        500   Targa Resources Partners, LP(b)                      5.00         1/15/2018            465
                                                                                                --------
                                                                                                   8,210
                                                                                                --------
              Total Energy                                                                        22,107
                                                                                                --------
              FINANCIALS (20.9%)
              ------------------
              CONSUMER FINANCE (2.8%)
      6,000   American Express Bank, FSB                           0.62(a)      6/12/2017          5,965
      2,000   Capital One Bank, N.A.                               2.25         2/13/2019          1,993
      3,530   Capital One, N.A.                                    1.04(a)      3/22/2016          3,528
      1,000   Caterpillar Financial Services Corp.                 0.64(a)      2/26/2016          1,000
                                                                                                --------
                                                                                                  12,486
                                                                                                --------
              DIVERSIFIED BANKS (4.8%)
      1,000   Bank of America Corp.                                1.41(a)      3/22/2016          1,000
      3,250   Bank of America Corp.                                0.69(a)      8/15/2016          3,235
      2,000   Bank of America Corp.                                0.58(a)     10/14/2016          1,994
      1,000   Bank of America Corp.                                1.36(a)      1/15/2019          1,004
      1,000   Citigroup, Inc.                                      1.25         1/15/2016          1,000
      5,000   Citigroup, Inc.                                      0.75(a)      6/09/2016          4,986
      1,000   Citigroup, Inc.                                      2.06(a)      5/15/2018          1,018
      1,000   Citigroup, Inc.                                      2.50         7/29/2019            999
      1,300   U.S. Bancorp                                         3.44         2/01/2016          1,302
      3,000   Wachovia Corp.                                       0.69(a)     10/15/2016          2,995
      2,000   Wells Fargo Bank, N.A.                               0.57(a)      5/16/2016          1,999
                                                                                                --------
                                                                                                  21,532
                                                                                                --------
              LIFE & HEALTH INSURANCE (0.9%)
      2,000   MetLife Global Funding I(b)                          1.88         6/22/2018          2,001

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)         SECURITY                                              RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------
 $    1,000   New York Life Global Funding(b)                      0.80%        2/12/2016       $  1,000
      1,000   Protective Life Corp.                                6.40         1/15/2018          1,078
                                                                                                --------
                                                                                                   4,079
                                                                                                --------
              MULTI-LINE INSURANCE (0.2%)
      1,000   MassMutual Global Funding, LLC(b)                    2.10         8/02/2018          1,004
                                                                                                --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (1.2%)
      1,809   AWAS Finance Luxembourg 2012 S.A.(c)                 3.50         7/16/2018          1,807
      2,025   GE Capital International Funding Co.(b)              0.96         4/15/2016          2,026
      1,697   General Electric Capital Corp.                       0.89(a)     12/20/2016          1,691
                                                                                                --------
                                                                                                   5,524
                                                                                                --------
              PROPERTY & CASUALTY INSURANCE (0.5%)
      2,000   Sirius International Group(b)                        6.38         3/20/2017          2,044
                                                                                                --------
              REGIONAL BANKS (7.3%)
      1,500   Bank of Oklahoma, N.A.                               1.05(a)      5/15/2017          1,497
      6,000   Branch Banking & Trust Co.                           0.82(a)      9/13/2016          5,988
      4,000   Cullen/Frost Bankers, Inc.                           0.89(a)      2/15/2017          3,973
      2,200   Fifth Third Bancorp                                  0.99(a)     12/20/2016          2,192
      3,000   Fifth Third Bank                                     0.82(a)      2/26/2016          3,000
      1,000   Fifth Third Bank                                     0.87(a)     11/18/2016          1,000
      1,000   Fulton Financial Corp.                               5.75         5/01/2017          1,040
      4,000   Huntington National Bank                             1.35         8/02/2016          4,001
      2,000   MUFG Union Bank, N.A.                                1.50         9/26/2016          2,005
      1,000   MUFG Union Bank, N.A.                                2.63         9/26/2018          1,010
      1,661   National City Bank                                   0.86(a)     12/15/2016          1,656
      4,225   National City Bank                                   0.82(a)      6/07/2017          4,200
      1,000   PNC Bank, N.A.                                       2.20         1/28/2019          1,003
                                                                                                --------
                                                                                                  32,565
                                                                                                --------
              REITs - DIVERSIFIED (0.3%)
      1,423   PPF Funding, Inc.(b)                                 5.70         4/15/2017          1,472
                                                                                                --------
              REITs - HOTEL & RESORT (0.2%)
      1,000   Hospitality Properties Trust                         5.63         3/15/2017          1,034
                                                                                                --------
              REITs - INDUSTRIAL (0.1%)
        600   Prologis, LP                                         4.00         1/15/2018            620
                                                                                                --------
              REITs - OFFICE (0.6%)
      2,552   Mack-Cali Realty, LP                                 2.50        12/15/2017          2,552
                                                                                                --------
              REITs - RESIDENTIAL (0.3%)
      1,350   UDR, Inc.                                            4.25         6/01/2018          1,411
                                                                                                --------

================================================================================

14  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)         SECURITY                                              RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------
              REITs - RETAIL (0.3%)
 $      820   Equity One, Inc.                                     6.00%        9/15/2017       $    868
        500   Realty Income Corp.                                  5.38         9/15/2017            528
                                                                                                --------
                                                                                                   1,396
                                                                                                --------
              REITs - SPECIALIZED (0.5%)
      2,201   Crown Castle Operating Co.(c)                        2.17         1/31/2017          2,192
                                                                                                --------
              THRIFTS & MORTGAGE FINANCE (0.9%)
      4,000   Chittenden Corp.                                     1.05(a)      2/14/2017          3,966
                                                                                                --------
              Total Financials                                                                    93,877
                                                                                                --------
              HEALTH CARE (1.0%)
              ------------------
              HEALTH CARE FACILITIES (0.4%)
      1,965   HCA, Inc.(c)                                         3.17         3/31/2017          1,965
                                                                                                --------
              HEALTH CARE SERVICES (0.6%)
        768   Laboratory Corp. of America Holdings                 2.20         8/23/2017            771
      2,000   Quest Diagnostics, Inc.                              2.70         4/01/2019          2,001
                                                                                                --------
                                                                                                   2,772
                                                                                                --------
              Total Health Care                                                                    4,737
                                                                                                --------
              INDUSTRIALS (4.7%)
              ------------------
              AIRLINES (1.4%)
      5,125   Aviation Capital Group Corp.(b)                      3.88         9/27/2016          5,170
        859   Continental Airlines, Inc. Pass-Through Trust        6.25        10/11/2021            902
                                                                                                --------
                                                                                                   6,072
                                                                                                --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
      1,500   CNH Industrial Capital, LLC                          3.25         2/01/2017          1,493
                                                                                                --------
              INDUSTRIAL CONGLOMERATES (0.3%)
      1,500   General Electric Capital Corp.                       0.52(a)      1/08/2016          1,500
                                                                                                --------
              TRADING COMPANIES & DISTRIBUTORS (0.9%)
      2,000   International Lease Finance Corp.                    2.46(a)      6/15/2016          2,000
      1,089   International Lease Finance Corp.(b)                 6.75         9/01/2016          1,120
      1,000   International Lease Finance Corp.(b)                 7.13         9/01/2018          1,099
                                                                                                --------
                                                                                                   4,219
                                                                                                --------
              TRUCKING (1.8%)
      2,947   Avis Budget Car Rental, LLC(c)                       3.00         3/15/2019          2,944
      1,965   Hertz Corp.(c)                                       3.00         3/11/2018          1,950
      1,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)  2.88         7/17/2018          1,007
      2,000   Ryder System, Inc.                                   2.50         5/11/2020          1,950
                                                                                                --------
                                                                                                   7,851
                                                                                                --------
              Total Industrials                                                                   21,135
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)         SECURITY                                              RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (1.5%)
              -----------------------------
              ELECTRONIC COMPONENTS (0.5%)
 $    2,000   Amphenol Corp.                                       2.55%        1/30/2019       $  2,002
                                                                                                --------
              SEMICONDUCTORS (1.0%)
      1,985   NXP B.V.(c)                                          2.75         3/04/2017          1,981
      2,602   NXP B.V.(c)                                          3.25         1/11/2020          2,576
                                                                                                --------
                                                                                                   4,557
                                                                                                --------
              Total Information Technology                                                         6,559
                                                                                                --------
              MATERIALS (3.4%)
              ----------------
              ALUMINUM (0.9%)
      1,000   Alcoa, Inc.                                          5.55         2/01/2017          1,029
      2,793   Alcoa, Inc.                                          5.72         2/23/2019          2,905
                                                                                                --------
                                                                                                   3,934
                                                                                                --------
              CONSTRUCTION MATERIALS (1.6%)
      7,000   Martin Marietta Materials, Inc.                      1.70(a)      6/30/2017          6,954
                                                                                                --------
              DIVERSIFIED METALS & MINING (0.7%)
      2,000   Freeport-McMoRan, Inc.                               2.30        11/14/2017          1,712
      2,000   Freeport-McMoRan, Inc.                               2.38         3/15/2018          1,570
                                                                                                --------
                                                                                                   3,282
                                                                                                --------
              SPECIALTY CHEMICALS (0.2%)
      1,000   Albemarle Corp.                                      3.00        12/01/2019            982
                                                                                                --------
              Total Materials                                                                     15,152
                                                                                                --------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
      1,371   Verizon Communications, Inc.                         2.50         9/15/2016          1,382
                                                                                                --------
              UTILITIES (1.6%)
              ----------------
              ELECTRIC UTILITIES (1.6%)
      2,000   FirstEnergy Corp.                                    2.75         3/15/2018          2,010
      5,000   IPALCO Enterprises, Inc.                             5.00         5/01/2018          5,263
                                                                                                --------
                                                                                                   7,273
                                                                                                --------
              Total Utilities                                                                      7,273
                                                                                                --------
              Total Corporate Obligations (cost: $197,665)                                       195,640
                                                                                                --------

              EURODOLLAR AND YANKEE OBLIGATIONS (19.8%)

              CONSUMER DISCRETIONARY (2.9%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (2.9%)
      1,000   Daimler Finance, N.A., LLC(b)                        1.01(a)      8/01/2016          1,000
      3,306   Hyundai Capital Services, Inc.(b)                    1.33(a)      3/18/2017          3,297

================================================================================

16  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)         SECURITY                                              RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------
 $    1,000   Nissan Motor Acceptance Corp.(b)                     1.30%(a)     9/26/2016       $  1,000
      1,765   Nissan Motor Acceptance Corp.(b)                     0.97(a)      3/03/2017          1,761
      3,000   Nissan Motor Acceptance Corp.(b)                     1.95         9/12/2017          3,006
      1,000   Nissan Motor Acceptance Corp.(b)                     2.35         3/04/2019            997
      2,000   Volkswagen Group of America Finance, LLC(b)          0.75(a)      5/23/2017          1,941
                                                                                                --------
                                                                                                  13,002
                                                                                                --------
              Total Consumer Discretionary                                                        13,002
                                                                                                --------
              CONSUMER STAPLES (0.2%)
              -----------------------
              BREWERS (0.2%)
      1,000   SABMiller Holdings, Inc.(b)                          1.02(a)      8/01/2018            993
                                                                                                --------
              ENERGY (3.7%)
              -------------
              INTEGRATED OIL & GAS (2.5%)
      2,000   BP Capital Markets plc                               0.76(a)     11/07/2016          1,998
      3,495   BP Capital Markets plc                               1.63         8/17/2017          3,482
      2,000   Petrobras Global Finance B.V.                        3.88         1/27/2016          1,994
      2,000   Petrobras Global Finance B.V.                        1.99(a)      5/20/2016          1,955
      2,000   Petrobras Global Finance B.V.                        3.50         2/06/2017          1,875
                                                                                                --------
                                                                                                  11,304
                                                                                                --------
              OIL & GAS STORAGE & TRANSPORTATION (1.2%)
      1,000   Enbridge, Inc.                                       0.98(a)     10/01/2016            993
      1,500   Enbridge, Inc.                                       0.87(a)      6/02/2017          1,470
      3,000   TransCanada PipeLines Ltd.                           1.28(a)      6/30/2016          2,995
                                                                                                --------
                                                                                                   5,458
                                                                                                --------
              Total Energy                                                                        16,762
                                                                                                --------
              FINANCIALS (8.2%)
              -----------------
              CONSUMER FINANCE (0.9%)
      4,000   American Honda Finance Corp.(b)                      0.78(a)      5/26/2016          4,004
                                                                                                --------
              DIVERSIFIED BANKS (4.8%)
      2,000   Abbey National Treasury Services                     1.01(a)      3/13/2017          1,996
      2,000   ABN AMRO Bank N.V.(b)                                1.38         1/22/2016          2,002
      2,000   ABN AMRO Bank N.V.(b)                                1.12(a)     10/28/2016          2,006
      2,000   Banco Santander Chile(b)                             1.22(a)      4/11/2017          1,977
      3,000   Canadian Imperial Bank of Commerce                   0.84(a)      7/18/2016          3,003
      2,000   Commonwealth Bank of Australia(b)                    1.07(a)      9/20/2016          2,003
      2,225   Standard Chartered Bank(b)                           6.40         9/26/2017          2,370
      2,000   Standard Chartered plc(b)                            3.20         5/12/2016          2,014
      2,000   Svenska Handelsbanken AB                             1.06(a)      9/23/2016          2,001
      2,000   Swedbank AB(b)                                       1.75         3/12/2018          1,992
                                                                                                --------
                                                                                                  21,364
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)         SECURITY                                              RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------
              DIVERSIFIED CAPITAL MARKETS (0.4%)
 $    2,000   Deutsche Bank AG                                     0.97%(a)     2/13/2017       $  1,988
                                                                                                --------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.4%)
      1,500   Brookfield Asset Management, Inc.                    5.80         4/25/2017          1,554
                                                                                                --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
      2,000   ING Bank N.V.(b)                                     1.40(a)      3/07/2016          2,001
                                                                                                --------
              PROPERTY & CASUALTY INSURANCE (1.1%)
      2,000   QBE Insurance Group Ltd.(b)                          2.40         5/01/2018          2,003
      3,000   Suncorp-Metway Ltd.(b)                               1.30(a)      3/28/2017          2,999
                                                                                                --------
                                                                                                   5,002
                                                                                                --------
              REITs - RETAIL (0.2%)
      1,000   Scentre Group Trust(b)                               2.38        11/05/2019            987
                                                                                                --------
              Total Financials                                                                    36,900
                                                                                                --------
              INDUSTRIALS (1.4%)
              ------------------
              INDUSTRIAL CONGLOMERATES (1.1%)
      5,000   Hutchison Whampoa International Ltd.(b)              2.00        11/08/2017          5,007
                                                                                                --------
              MARINE (0.3%)
      1,000   A.P. Moeller-Maersk A/S(b)                           2.55         9/22/2019            990
                                                                                                --------
              Total Industrials                                                                    5,997
                                                                                                --------
              MATERIALS (3.4%)
              ----------------
              DIVERSIFIED METALS & MINING (2.8%)
      3,000   Anglo American Capital plc(b)                        1.27(a)      4/15/2016          2,971
      1,695   Anglo American Capital plc(b)                        3.63         5/14/2020          1,204
      2,000   Glencore Funding, LLC(b)                             1.70         5/27/2016          1,990
      1,000   Glencore Funding, LLC(b)                             3.13         4/29/2019            840
      3,000   Rio Tinto Finance USA plc                            1.37(a)      6/17/2016          2,990
      2,362   Teck Resources Ltd.                                  3.00         3/01/2019          1,476
      1,000   Vedanta Resources plc(b)                             6.75         6/07/2016            909
                                                                                                --------
                                                                                                  12,380
                                                                                                --------
              STEEL (0.6%)
        500   ArcelorMittal                                        6.13         6/01/2018            460
      2,000   ArcelorMittal                                       10.85         6/01/2019          1,885
        500   ArcelorMittal                                        5.13         6/01/2020            418
                                                                                                --------
                                                                                                   2,763
                                                                                                --------
              Total Materials                                                                     15,143
                                                                                                --------
              Total Eurodollar and Yankee Obligations (cost: $91,426)                             88,797
                                                                                                --------

================================================================================

18  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)         SECURITY                                              RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES (13.5%)

              FINANCIALS (13.5%)
              ------------------
              ASSET-BACKED FINANCING (13.5%)
 $      810   AmeriCredit Automobile Receivables Trust             2.42%        5/08/2018       $    813
      1,000   AmeriCredit Automobile Receivables Trust             1.57         1/08/2019            999
      2,600   AmeriCredit Automobile Receivables Trust             3.13        10/08/2020          2,600
      1,186   ARI Fleet Lease Trust(b)                             0.81        11/15/2022          1,182
        430   Arran Residential Mortgages Funding plc(b),(d)       1.82(a)     11/19/2047            431
      1,600   Avis Budget Rental Car Funding, LLC(b)               4.00         5/21/2018          1,616
      3,000   Babson CLO Ltd.(b)                                   1.60(a)      5/15/2023          2,997
      2,000   California Republic Auto Receivables Trust           1.57        12/16/2019          1,985
      2,200   California Republic Auto Receivables Trust           2.30        12/16/2019          2,173
      1,000   California Republic Auto Receivables Trust           2.34         4/15/2020            987
      2,950   CarMax Auto Owner Trust                              2.08         3/15/2018          2,964
      1,350   CarMax Auto Owner Trust                              2.17        10/15/2020          1,343
      2,500   Chase Issuance Trust                                 0.79(a)      4/15/2019          2,490
      2,000   CIT Equipment Collateral(b)                          1.50        10/21/2019          1,989
      1,295   CIT Equipment Collateral(b)                          2.15         2/20/2020          1,296
      1,000   CNH Equipment Trust                                  1.61         5/17/2021            994
        147   Credit Acceptance Auto Loan Trust(b)                 1.21        10/15/2020            147
      2,055   Credit Acceptance Auto Loan Trust(b)                 1.83         4/15/2021          2,054
      1,500   Credit Acceptance Auto Loan Trust(b)                 1.88         3/15/2022          1,493
      2,445   Enterprise Fleet Financing, LLC(b)                   0.87         9/20/2019          2,438
        356   Exeter Automobile Receivables Trust(b)               1.29         5/15/2018            356
      2,000   First Investors Auto Owner Trust(b)                  2.26         3/15/2019          2,006
      2,000   GE Capital Credit Card Master Note Trust             0.81(a)      5/15/2019          2,000
      1,000   GE Dealer Floorplan Master Note Trust                0.80(a)      4/20/2018          1,000
        332   GE Equipment Small Ticket, LLC(b)                    1.02         2/24/2017            332
      3,000   GE Equipment Small Ticket, LLC(b)                    1.39         7/24/2020          2,998
      1,500   Huntington Auto Trust "B"                            1.95         6/15/2021          1,485
      1,420   Huntington Auto Trust "C"                            2.15         6/15/2021          1,403
      1,045   M&T Bank Auto Receivables Trust(b)                   2.16         3/15/2019          1,048
      2,000   Marine Park CLO Ltd.(b)                              1.64(a)     10/12/2023          1,993
      1,379   MMAF Equipment Finance, LLC(b)                       1.35        10/10/2018          1,378
        503   Prestige Auto Receivables Trust(b)                   0.97         3/15/2018            502
      2,440   Prestige Auto Receivables Trust(b)                   1.52         4/15/2020          2,434
        449   Santander Drive Auto Receivables Trust               3.01         4/16/2018            451
      2,000   Santander Drive Auto Receivables Trust               1.45         5/15/2019          1,997
      2,526   Santander Drive Auto Receivables Trust               2.91         4/15/2020          2,539
        893   TCF Auto Receivables Owner Trust(b)                  1.02         8/15/2018            891

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)         SECURITY                                              RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------
 $    1,000   TCF Auto Receivables Owner Trust(b)                  1.49%       12/16/2019       $    992
      2,000   TCF Auto Receivables Owner Trust(b)                  2.55         4/15/2021          1,993
                                                                                                --------
                                                                                                  60,789
                                                                                                --------
              Total Financials                                                                    60,789
                                                                                                --------
              Total Asset-Backed Securities (cost: $61,005)                                       60,789
                                                                                                --------

              COMMERCIAL MORTGAGE SECURITIES (12.2%)

              FINANCIALS (12.2%)
              ------------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (11.6%)
        235   Banc of America Commercial Mortgage, Inc.            4.73         7/10/2043            234
      2,405   Banc of America Commercial Mortgage, Inc.            5.68         7/10/2046          2,456
      1,580   Banc of America Commercial Mortgage, Inc.            6.22         2/10/2051          1,675
      2,000   Banc of America Commercial Mortgage, Inc.            6.26         2/10/2051          2,137
      1,500   Banc of America Merrill Lynch Commercial
                Mortgage Securities Trust(b)                       1.13         6/15/2028          1,494
      1,500   Banc of America Merrill Lynch Commercial
                Mortgage Securities Trust(b)                       1.43         6/15/2028          1,495
        943   Barclays Commercial Mortgage Securities, LLC(b)      1.44         2/15/2028            934
      2,000   Barclays Commercial Mortgage Securities, LLC(b)      1.93         2/15/2028          1,982
      1,000   CGBAM Commercial Mortgage Trust                      3.21         4/10/2028          1,008
      2,000   CGWF Commercial Mortgage Trust(b)                    1.28        11/15/2030          2,000
        319   Chase Commercial Mortgage Securities Corp.(b)        6.56         5/18/2030            320
      5,000   Citigroup Commercial Mortgage Trust(b)               1.38         6/15/2033          4,911
      1,700   Commercial Mortgage Trust(b)                         1.83         2/13/2032          1,689
        520   Commercial Mortgage Trust                            5.79         6/10/2046            526
      1,809   Commercial Mortgage Trust                            1.28         8/10/2046          1,794
      2,000   Greenwich Capital Commercial Funding Corp.           5.83         7/10/2038          2,023
         35   GS Mortgage Securities Trust                         5.62         4/10/2038             35
        999   GS Mortgage Securities Trust                         1.21         7/10/2046            994
      1,600   GS Mortgage Securities Trust                         1.51         9/10/2047          1,588
      1,813   Hilton USA Trust(b)                                  1.77        11/05/2030          1,803
      1,000   Hilton USA Trust(b)                                  3.37        11/05/2030          1,003
      2,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(b)                                1.23        10/15/2029          1,990
      3,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(b)                                1.73        10/15/2029          2,978
      1,669   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(b)                                2.08        12/15/2030          1,666
         88   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                   5.12         7/15/2041             88
      1,300   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(b)                                3.62        11/15/2043          1,330

================================================================================

20  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)         SECURITY                                              RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------
 $    1,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(b)                                4.39%        2/15/2046       $  1,044
         68   LB-UBS Commercial Mortgage Trust                     4.57         1/15/2031             69
        313   Morgan Stanley Capital I, Inc.                       5.33         3/15/2044            312
      2,380   Morgan Stanley-BAML Trust                            1.55         8/15/2047          2,361
      3,375   SCG Trust(b)                                         1.73        11/15/2026          3,387
        500   TimberStar Trust(b)                                  6.21        10/15/2036            506
      3,000   Wells Fargo Commercial Mortgage Trust(b)             1.36         2/15/2027          2,978
      1,000   Wells Fargo Commercial Mortgage Trust(b)             1.68         2/15/2027            984
                                                                                                --------
                                                                                                  51,794
                                                                                                --------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.6%)
     11,495   Fannie Mae(e)                                        2.12        12/25/2019            520
     17,446   Freddie Mac(e)                                       1.60         4/25/2017            231
      5,178   Freddie Mac(e)                                       3.08         1/25/2019            363
      5,819   Freddie Mac(e)                                       1.37        11/25/2019            247
     35,506   GS Mortgage Securities Trust, acquired 1/02/2014;
                cost $1,446(b),(f)                                 0.88         3/10/2044            844
     11,694   JPMBB Commercial Mortgage Securities Trust,
                acquired 4/30/2014; cost $763(f)                   1.26         4/15/2047            554
                                                                                                --------
                                                                                                   2,759
                                                                                                --------
              Total Financials                                                                    54,553
                                                                                                --------
              Total Commercial Mortgage Securities (cost: $54,641)                                54,553
                                                                                                --------

              MUNICIPAL BONDS (1.3%)

              AIRPORT/PORT (0.3%)
      1,000   Louisiana Offshore Terminal Auth.                    2.20        10/01/2040(g)       1,013
                                                                                                --------
              ELECTRIC/GAS UTILITIES (0.2%)
      1,000   Jackson Energy Auth.                                 1.50         4/01/2017          1,004
                                                                                                --------
              ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
      1,000   South Carolina Jobs EDA                              1.88        11/01/2016          1,010
                                                                                                --------
              GENERAL OBLIGATION (0.3%)
      1,250   Town of Stratford                                    2.49         8/15/2017          1,270
                                                                                                --------
              SALES TAX (0.2%)
      1,000   Arizona School Facilities Board                      2.08         9/01/2018          1,008
                                                                                                --------
              TOLL ROADS (0.1%)
        500   Tampa-Hillsborough County Expressway Auth.           1.79         7/01/2017            499
                                                                                                --------
              Total Municipal Bonds (cost: $5,750)                                                 5,804
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)         SECURITY                                              RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (9.6%)

              VARIABLE-RATE DEMAND NOTES (8.3%)

              CONSUMER STAPLES (0.4%)
              -----------------------
              FOOD RETAIL (0.4%)
 $    1,555   Food Supply, Inc. (LOC - SunTrust Bank)              0.34%        5/01/2024       $  1,555
                                                                                                --------
              ENERGY (1.2%)
              -------------
              OIL & GAS REFINING & MARKETING (1.2%)
      1,700   Port of Port Arthur Navigation District              0.26        11/01/2040          1,700
      3,800   Port of Port Arthur Navigation District              0.27        11/01/2040          3,800
                                                                                                --------
                                                                                                   5,500
                                                                                                --------
              Total Energy                                                                         5,500
                                                                                                --------
              FINANCIALS (1.2%)
              -----------------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
      1,320   Stice-Hill Holdings, LLC (LOC - Hancock Bank)        1.50        12/01/2023          1,320
                                                                                                --------
              REAL ESTATE OPERATING COMPANIES (0.9%)
      3,950   MOBR-04, LLC (LOC - Compass Bank)                    1.44         9/01/2024          3,950
                                                                                                --------
              Total Financials                                                                     5,270
                                                                                                --------
              INDUSTRIALS (1.0%)
              ------------------
              AIRPORT SERVICES (1.0%)
      4,560   Metropolitan Nashville Airport Auth.
                (LOC - Regions Bank)                               2.12         4/01/2030          4,560
                                                                                                --------
              MATERIALS (4.3%)
              ----------------
              FOREST PRODUCTS (1.6%)
      7,500   Liberty County IDA(b)                                0.25        10/01/2028          7,500
                                                                                                --------
              STEEL (2.7%)
      2,700   Blytheville                                          0.42         6/01/2028          2,700
      5,000   Illinois Finance Auth. (LOC - UniCredit Bank A.G.)   2.25         2/01/2037          5,000
      4,325   Indiana Finance Auth. (LOC - Banco Bilbao
                Vizcaya Argentaria S.A.)                           0.50         8/01/2030          4,325
                                                                                                --------
                                                                                                  12,025
                                                                                                --------
              Total Materials                                                                     19,525
                                                                                                --------
              MUNICIPAL BONDS (0.2%)
              ----------------------
              MULTIFAMILY HOUSING (0.2%)
        995   Albany Housing Auth. (LOC - RBS Citizens, N.A.)      0.43        12/01/2025            995
                                                                                                --------
              Total Variable-Rate Demand Notes                                                    37,405
                                                                                                --------

================================================================================

22  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (1.3%)
 5,858,832    State Street Institutional Liquid Reserves Fund Premier Class, 0.23%(h)           $  5,859
                                                                                                --------
              Total Money Market Instruments (cost: $43,264)                                      43,264
                                                                                                --------

              TOTAL INVESTMENTS (COST: $453,751)                                                $448,847
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                                 VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                            (LEVEL 1)           (LEVEL 2)         (LEVEL 3)
                                        QUOTED PRICES   OTHER SIGNIFICANT       SIGNIFICANT
                                    IN ACTIVE MARKETS          OBSERVABLE      UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS              INPUTS            INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                        $    -            $195,640                $-     $195,640
  Eurodollar and Yankee Obligations                 -              88,797                 -       88,797
  Asset-Backed Securities                           -              60,789                 -       60,789
  Commercial Mortgage Securities                    -              54,553                 -       54,553
  Municipal Bonds                                   -               5,804                 -        5,804
Money Market Instruments:
  Variable-Rate Demand Notes                        -              37,405                 -       37,405
  Money Market Funds                            5,859                   -                 -        5,859
--------------------------------------------------------------------------------------------------------
Total                                          $5,859            $442,988                $-     $448,847
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 21.5% of net assets at December 31, 2015.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for

================================================================================

24  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CLO    Collateralized Loan Obligation
    EDA    Economic Development Authority
    IDA    Industrial Development Authority/Agency
    REIT   Real estate investment trust

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

    high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

    (a) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at December 31, 2015.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at December 31, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. Security deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) At December 31, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (e) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow

================================================================================

26  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

        from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

    (f) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at December 31, 2015, was $1,398,000, which represented 0.3% of the Fund's net assets.

    (g) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (h) Rate represents the money market fund annualized seven-day yield at December 31, 2015.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $453,751)                       $448,847
   Cash                                                                                     118
   Receivables:
      Capital shares sold                                                                   344
      Interest                                                                            1,862
      Securities sold                                                                       302
                                                                                       --------
         Total assets                                                                   451,473
                                                                                       --------
LIABILITIES
   Payables:
      Securities purchased                                                                  298
      Capital shares redeemed                                                             1,486
      Dividends on capital shares                                                            37
   Accrued management fees                                                                  111
   Accrued transfer agent's fees                                                             12
   Other accrued expenses and payables                                                       81
                                                                                       --------
         Total liabilities                                                                2,025
                                                                                       --------
            Net assets applicable to capital shares outstanding                        $449,448
                                                                                       ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                     $454,288
   Accumulated net realized gain on investments                                              64
   Net unrealized depreciation of investments                                            (4,904)
                                                                                       --------
            Net assets applicable to capital shares outstanding                        $449,448
                                                                                       ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $426,994/42,956 shares outstanding)                   $   9.94
                                                                                       ========
      Institutional Shares (net assets of $22,454/2,258 shares outstanding)            $   9.94
                                                                                       ========

See accompanying notes to financial statements.

================================================================================

28  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                      $ 9,444
                                                                                        -------
EXPENSES
   Management fees                                                                        1,456
   Administration and servicing fees:
      Fund Shares                                                                           679
      Institutional Shares                                                                   53
   Transfer agent's fees:
      Fund Shares                                                                           370
      Institutional Shares                                                                   53
   Custody and accounting fees:
      Fund Shares                                                                           133
      Institutional Shares                                                                   15
   Postage:
      Fund Shares                                                                            14
      Institutional Shares                                                                    1
   Shareholder reporting fees:
      Fund Shares                                                                            16
      Institutional Shares                                                                    1
   Trustees' fees                                                                            27
   Registration fees:
      Fund Shares                                                                            48
      Institutional Shares                                                                   17
   Professional fees                                                                         76
   Other                                                                                     12
                                                                                        -------
            Total expenses                                                                2,971
                                                                                        -------
NET INVESTMENT INCOME                                                                     6,473
                                                                                        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain                                                                           190
Change in net unrealized appreciation/(depreciation)                                     (6,344)
                                                                                        -------
            Net realized and unrealized loss                                             (6,154)
                                                                                        -------
Increase in net assets resulting from operations                                        $   319
                                                                                        =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

-----------------------------------------------------------------------------------------------
                                                                     2015                 2014
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $  6,473             $  7,073
   Net realized gain on investments                                   190                  265
   Change in net unrealized appreciation/(depreciation)
      of investments                                               (6,344)              (1,658)
                                                                 -----------------------------
      Increase in net assets resulting from operations                319                5,680
                                                                 -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                  (5,775)              (6,126)
      Institutional Shares                                           (698)                (947)
                                                                 -----------------------------
         Total distributions of net investment income              (6,473)              (7,073)
                                                                 -----------------------------
   Net realized gains:
      Fund Shares                                                    (150)                (356)
      Institutional Shares                                             (8)                 (53)
                                                                 -----------------------------
         Total distributions of net realized gains                   (158)                (409)
                                                                 -----------------------------
      Distributions to shareholders                                (6,631)              (7,482)
                                                                 -----------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                    (38,097)             (20,418)
   Institutional Shares                                           (46,373)              16,118
                                                                 -----------------------------
      Total net decrease in net assets from
         capital share transactions                               (84,470)              (4,300)
                                                                 -----------------------------
   Net decrease in net assets                                     (90,782)              (6,102)

NET ASSETS
   Beginning of year                                              540,230              546,332
                                                                 -----------------------------
   End of year                                                   $449,448             $540,230
                                                                 =============================

See accompanying notes to financial statements.

================================================================================

30  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Ultra Short-Term Bond Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of two classes of shares: Ultra Short-Term Bond Fund Shares (Fund Shares) and Ultra Short-Term Bond Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities,

================================================================================

32  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

        such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Investments in open-end investment companies, commingled, or other funds, other than exchange-traded funds (ETFs), are valued at their net asset value (NAV) at the end of each business day.

    3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include bonds, which are valued based on methods discussed in Note 1A1 and variable-rate demand notes, which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market

================================================================================

34  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of December 31, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $299,000 all of which were sold prior to year end.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2015, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the year ended December 31, 2015, the Fund paid CAPCO facility fees of $3,000, which represents 0.7% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2015, and 2014, was as follows:

                                               2015               2014
                                           ------------------------------
Ordinary income*                           $6,523,000          $7,273,000
Long-term realized capital gain               108,000             209,000
                                           ----------          ----------
   Total distributions paid                $6,631,000          $7,482,000
                                           ----------          ----------

================================================================================

36  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

As of December 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                   $    35,000
Undistributed long-term capital gains                                 64,000
Unrealized depreciation of investments                            (4,904,000)

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2015, were $94,967,000 and $181,995,000, respectively.

As of December 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $453,752,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2015, for federal income tax purposes, were $660,000 and $5,565,000, respectively, resulting in net unrealized depreciation of $4,905,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                        YEAR ENDED                        YEAR ENDED
                                                    DECEMBER 31, 2015                 DECEMBER 31, 2014
    ------------------------------------------------------------------------------------------------------
                                                SHARES          AMOUNT           SHARES            AMOUNT
                                              ------------------------------------------------------------
    FUND SHARES:
    Shares sold                                15,241       $  153,272           18,795        $  190,198
    Shares issued from reinvested
       dividends                                  575            5,776              624             6,315
    Shares redeemed                           (19,616)        (197,145)         (21,440)         (216,931)
                                              ------------------------------------------------------------
    Net decrease from capital
       share transactions                      (3,800)      $  (38,097)          (2,021)       $  (20,418)
                                              ===========================================================

    INSTITUTIONAL SHARES:
    Shares sold                                 1,503       $   15,132            4,341        $   43,945
    Shares issued from reinvested
       dividends                                   70              706               92               938
    Shares redeemed                            (6,194)         (62,211)          (2,844)          (28,765)
                                              ------------------------------------------------------------
    Net increase (decrease) from
       capital share transactions              (4,621)      $  (46,373)           1,589        $   16,118
                                              ===========================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. For the year ended December 31, 2015, the Fund had no subadviser(s).

================================================================================

38  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Ultra Short Obligations Funds Index. The Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds in the Lipper Ultra Short Obligation Funds category. For the Fund Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares includes the performance of the Fund Shares for periods prior to July 12, 2013. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

      Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365
      (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

      Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Ultra Short Obligations Funds Index over

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    that period, even if the Fund had overall negative returns during the performance period.

    For the year ended December 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $1,456,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $222,000 and $22,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.05% and 0.04%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended December 31, 2015, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $679,000 and $53,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2015, the Fund reimbursed the Manager $13,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  TRANSFER AGENT's FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2015, the Fund Shares and Institutional Shares

================================================================================

40  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    incurred transfer agent's fees, paid or payable to SAS, of $370,000 and $53,000, respectively. Additionally for the year ended December 31, 2015, the Institutional Shares recorded a capital contribution and a receivable from SAS of less than $500 for adjustments related to corrections to certain shareholder transactions.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
USAA Target Retirement Income                                           0.4
USAA Target Retirement 2020                                             0.7
USAA Target Retirement 2030                                             1.0
USAA Target Retirement 2040                                             1.3
USAA Target Retirement 2050                                             0.8
USAA Target Retirement 2060                                             0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------
                                              2015          2014         2013         2012         2011
                                         --------------------------------------------------------------
Net asset value at
  beginning of period                     $  10.07      $  10.10     $  10.12     $   9.98     $   9.97
                                          -------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                        .13           .13          .14          .16          .14
  Net realized and unrealized
    gain (loss)                               (.13)         (.02)        (.01)         .15          .01
                                          -------------------------------------------------------------
Total from investment
  operations                                  (.00)(a)       .11          .13          .31          .15
                                          -------------------------------------------------------------
Less distributions from:
  Net investment income                       (.13)         (.13)        (.14)        (.16)        (.14)
  Realized capital gains                      (.00)(a)      (.01)        (.01)        (.01)        (.00)(a)
                                          -------------------------------------------------------------
Total distributions                           (.13)         (.14)        (.15)        (.17)        (.14)
                                          -------------------------------------------------------------
Net asset value at end of
  period                                  $   9.94      $  10.07     $  10.10     $  10.12     $   9.98
                                          =============================================================
Total return (%)*                              .01          1.05         1.22         3.13         1.60
Net assets at end of
  period (000)                            $426,994      $470,933     $492,875     $417,623     $245,819
Ratios to average
  net assets:**
  Expenses (%)(c)                              .59           .58          .58          .58(b)       .60
  Expenses, excluding(c)
    reimbursements (%)                         .59           .58          .58          .59          .67
  Net investment
    income (%)                                1.28          1.27         1.34         1.62         1.46
Portfolio turnover (%)                          20            31           39           28           26

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $452,228,000.
(a) Represents less than $0.01 per share.
(b) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.60% of the Fund Shares' average net assets.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                 -             -         (.00%)(+)    (.00%)(+)    (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

42  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED                      PERIOD ENDED
                                                          DECEMBER 31,                     DECEMBER 31,
                                                -------------------------------------------------------
                                                  2015                    2014                  2013***
                                                -------------------------------------------------------
Net asset value at beginning of period          $ 10.07                 $ 10.10              $ 10.08
                                                ----------------------------------------------------
Income (loss) from investment operations:
  Net investment income                             .13                     .13                  .06
  Net realized and unrealized gain (loss)          (.13)                   (.02)                 .03
                                                ----------------------------------------------------
Total from investment operations                    .00(a)                  .11                  .09
                                                ----------------------------------------------------
Less distributions from:
  Net investment income                            (.13)                   (.13)                (.06)
  Realized capital gains                           (.00)(a)                (.01)                (.01)
                                                ----------------------------------------------------
Total distributions                                (.13)                   (.14)                (.07)
                                                ----------------------------------------------------
Net asset value at end of period                $  9.94                 $ 10.07              $ 10.10
                                                ====================================================
Total return (%)*                                   .04                    1.10                  .81
Net assets at end of period (000)               $22,454                 $69,297              $53,457
Ratios to average net assets:**
  Expenses (%)(c)                                   .57                     .53                  .56(b)
  Net investment income (%)                        1.32                    1.33                 1.19(b)
Portfolio turnover (%)                               20                      31                   39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $52,674,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) Represents less than $0.01 per share.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                                      -                       -                 (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

EXPENSE EXAMPLE

December 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2015, through December 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

44  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                          BEGINNING                ENDING                DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE            JULY 1, 2015 -
                                         JULY 1, 2015         DECEMBER 31, 2015        DECEMBER 31, 2015
                                       ------------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $  993.40                   $2.91

Hypothetical
 (5% return before expenses)                1,000.00              1,022.28                    2.96

INSTITUTIONAL SHARES
Actual                                      1,000.00                993.50                    2.91

Hypothetical
 (5% return before expenses)                1,000.00              1,022.28                    2.96

*Expenses are equal to the annualized expense ratio of 0.58% for Fund Shares and 0.58% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.66)% for Fund Shares and (0.65)% for Institutional Shares for the six-month period of July 1, 2015, through December 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

46  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' of experience as a Board Member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. AIM Management Group, Inc. (10/87-01/06), an investment fund manager, where she served as a Director of Financial Planning and Analysis and Chief Financial Officer. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board Member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

48  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in November 2008.
    (9) Ms. Hawley was designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board in September 2014.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

50  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

52  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   94420-0216                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA FLEXIBLE INCOME FUND]

 ==============================================================

       ANNUAL REPORT
       USAA FLEXIBLE INCOME FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       DECEMBER 31, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"IN OUR VIEW, WE HAVE ENTERED A PERIOD WHEN
MARKET RETURNS ARE LIKELY TO BE MORE MODEST         [PHOTO OF BROOKS ENGLEHARDT]
THAN THEY HAVE BEEN IN RECENT YEARS."

--------------------------------------------------------------------------------

FEBRUARY 2016

Volatility returned to the financial markets during the 12-month reporting period ended December 31, 2015, and at the end of that period little had changed. U.S. stocks recorded only a small gain, while stocks of non-U.S. developed markets fared slightly better. Emerging markets equities were the exception among stocks, suffering a decline. Meanwhile, the broad U.S. fixed-income market finished the end of 2015 about where it started, despite expectations early in the year that interest rates would increase earlier than they actually did.

Many market participants could not have anticipated this outcome. At the beginning of the year 2015, U.S. stocks led global equity markets, continuing a six-year bull run, reinforced by the hope that the global economic recovery would become self-sustaining. U.S. economic growth, although slow, led the Federal Reserve (the Fed) to signal that it might begin raising short-term interest rates. At the same time, persistent economic weakness outside the United States led many global central banks to move in a different direction, cutting interest rates and boosting quantitative easing (through quantitative easing, a central bank purchases government securities to lower interest rates and increase the money supply). In response, non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies during the spring of 2015.

By June 2015, the global equity markets grew increasingly volatile. Greece once again grabbed headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. In July 2015, worries about China's slow economic growth contributed to a plunge in the Chinese stock market, with many other emerging stock markets falling similarly. In response, the Chinese authorities surprised investors by devaluing China's currency, the renminbi, adding to existing concerns about the health of the global economy. The result was a broad sell-off of riskier asset classes around the world. Market turbulence continued into the final months of the year, with U.S. and non-U.S. stocks posting strong gains in October and November 2015 and retreating again in December 2015. Also in December 2015, the Fed finally ended its near-zero interest rate policy, raising the target federal funds rate by 0.25%--the first increase in nearly a decade.

Also of note during 2015 was the steady decline in commodity prices. In our view, no single factor was responsible for the drop in oil, natural gas, coal, and industrial metals prices. The divergence in global economic growth and central

================================================================================

================================================================================

bank monetary policy likely created uncertainty in the world's commodities markets. Softening global demand was also likely a proximate cause and in the case of energy, oversupply was a contributing factor. In addition, commodities are generally priced in U.S. dollars, so when the U.S. dollar appreciates, as it did during the year 2015, it generally drives commodity prices down.

The events of 2015 are a helpful reminder that no one knows which headlines will affect the financial markets at any given time. Volatility is to be expected from time to time and is normal market behavior, even if it has been several years since we have seen this level of turbulence. Indeed, we anticipate ongoing volatility--at least for the short-term--in the financial markets, which is all the more reason to maintain a long-term perspective. Long-term investors are encouraged not to make hasty portfolio decisions based on market turmoil. It is nearly impossible to perfectly time the market, and those who sell during volatile time periods can miss out on subsequent market gains. In our opinion, investment decisions should be based on one's long-term objectives, time horizon, and risk tolerance.

We also encourage investors to take advantage of every opportunity to save. In our view, we have entered a period when market returns are likely to be more modest than they have been in recent years. So the sooner you invest money, the sooner it can start working for you. Our financial advisors are available to help you seek the most out of your money in 2016 and beyond, so please call one of our financial advisors.

From all of us at USAA Investments, thank you for your continued investment in our family of mutual funds. Rest assured that our team of portfolio managers will do their utmost to stay abreast of changing market conditions as they strive to help you achieve your long-term financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             13

    Report of Independent Registered
      Public Accounting Firm                                                  14

    Portfolio of Investments                                                  15

    Notes to Portfolio of Investments                                         21

    Financial Statements                                                      25

    Notes to Financial Statements                                             29

EXPENSE EXAMPLE                                                               49

TRUSTEES' AND OFFICERS' INFORMATION                                           51

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201626-0216

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA FLEXIBLE INCOME FUND (THE FUND) SEEKS TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION.
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Under normal market conditions, the Fund will invest in income-producing securities that carry the most attractive opportunity for total return, regardless of maturity or credit rating. The Fund may invest to a significant extent in investment-grade U.S. bonds, high-yield bonds (commonly referred to as "junk" bonds), bank loans, non-dollar-denominated bonds, and equity securities. In addition, the Fund may invest up to 40% of its assets in foreign non-dollar-denominated securities traded outside the United States, and may invest without limitation in dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers may include securities issued in emerging markets as well as securities issued in established markets. The Fund also may use various techniques, including, among others, entering into derivatives transactions (such as futures and options), currency exchange contracts, and swap agreements, to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values.

For the purposes of this Fund, "bonds" may include corporate debt securities, obligations of U.S., state, and local governments, their agencies and instrumentalities, and mortgage- and asset-backed securities. For the purposes of this Fund, "equity securities" may include common stock (which represents an ownership interest in a corporation), preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), global depositary receipts (GDRs), exchange-traded funds (ETFs), and convertible securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF ARNOLD J. ESPE]                          [PHOTO OF BRIAN W. SMITH]
ARNOLD J. ESPE, CFA                                BRIAN W. SMITH, CFA
USAA Asset Management Company                      USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term interest rates rose during the 12-month reporting period ended December 31, 2015, as U.S. economic growth continued, although slowly and unevenly. The economic improvement suggested to many market participants that the Federal Reserve (the Fed) would raise short-term interest rates during 2015. However, Fed policymakers - while continuing to signal their intention to start normalizing monetary policy - delayed action until December 2015 on concerns about global market turmoil, tumbling commodity prices, contradictory economic data, and low inflation. In December 2015, the Fed lifted the target federal funds rate by 0.25% to a range between 0.25% and 0.5%, saying it intended to proceed gradually with interest rate hikes based on the performance of the U.S. economy.

    Riskier asset classes struggled during the reporting period. Although the broad U.S. bond market ended the reporting period about where it began, high-yield corporate bonds and lower-rated investment-grade corporate bonds declined. U.S. stocks were volatile, hitting new record highs during the spring and suffering their first correction in four years during the summer. (A correction is a decline of at least 10%.) U.S. stocks finished the reporting period relatively flat, supported by a number of high-flying technology stocks. U.S. small-cap stocks retreated. Commodity prices fell, as global oversupply lowered crude

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA FLEXIBLE INCOME FUND

================================================================================

    oil prices and slowing economic growth in China reduced demand for industrial metals and minerals. The U.S. dollar strengthened versus many other global currencies.

o HOW DID THE USAA FLEXIBLE INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. At the end of the reporting period, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of -8.66%, -8.35%, and -8.86%, respectively. This compares to a total return of 0.55% for the Barclays U.S. Aggregate Bond Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management or the Fund's assets.

o   WHAT KEY FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING
    PERIOD?

    During the reporting period, the Fund's performance fell below its benchmark index likely due to its comparatively larger position in high-yield corporate bonds and lower-rated investment-grade corporate bonds. (U.S. government bonds and agency mortgage-backed securities make up a significant portion of the Barclays U.S. Aggregate Bond Index.) High-yield bonds and lower-rated investment-grade bonds experienced negative total returns during the reporting period. In particular, the Fund's performance was hurt by its allocation to energy and mining high-yield bonds. The Fund's performance was also hampered by its allocation to long-duration U.S. Treasuries. The prices of these securities fell as long-term yields rose (bond prices and rates move inversely). The yield on a 30-year U.S. Treasury bond security rose from 2.75% on December 31, 2014 to 3.01% on December 31, 2015.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    On the positive side, the Fund's performance benefited from its short position in Russell 2000 Mini Index futures as small-cap stocks declined during the reporting period. (The Russell 2000 Index represents small-cap stocks.) Additionally, a short position in Japanese yen currency futures bolstered Fund performance as the Japanese yen depreciated versus the U.S. dollar.

    In keeping with our investment approach, we maintained the Fund's income focus, concentrating the Fund's investments on income-producing securities that we believe have the most attractive opportunity for total return, regardless of maturity or credit rating. We relied on our analysts to help us identify opportunities throughout the fixed-income universe.

    Thank you for your investment in the Fund.

    o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as junk bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

4  | USAA FLEXIBLE INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA FLEXIBLE INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USFIX)


--------------------------------------------------------------------------------
                                               12/31/15            12/31/14
--------------------------------------------------------------------------------

Net Assets                                  $55.8 Million        $66.2 Million
Net Asset Value Per Share                       $8.31                $9.59


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
        1 YEAR                                      SINCE INCEPTION 7/12/13

        -8.66%                                              -1.38%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/14*
--------------------------------------------------------------------------------

                                      0.93%

               (Includes acquired fund fees and expenses of 0.01%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                   BARCLAYS                           USAA
                                U.S. AGGREGATE                   FLEXIBLE INCOME
                                  BOND INDEX                      FUND SHARES
 7/31/2013                       $10,000.00                       $10,000.00
 8/31/2013                         9,948.88                         9,934.92
 9/30/2013                        10,043.07                         9,977.26
10/31/2013                        10,124.27                        10,152.37
11/30/2013                        10,086.36                        10,110.84
12/31/2013                        10,029.36                        10,202.15
 1/31/2014                        10,177.55                        10,384.25
 2/28/2014                        10,231.66                        10,575.79
 3/31/2014                        10,214.23                        10,588.85
 4/30/2014                        10,300.43                        10,699.95
 5/31/2014                        10,417.70                        10,838.44
 6/30/2014                        10,423.09                        11,056.41
 7/31/2014                        10,396.94                        11,046.04
 8/31/2014                        10,511.72                        11,096.82
 9/30/2014                        10,440.35                        10,960.68
10/31/2014                        10,542.97                        10,679.67
11/30/2014                        10,617.76                        10,754.11
12/31/2014                        10,627.72                        10,578.21
 1/31/2015                        10,850.55                        10,737.74
 2/28/2015                        10,748.54                        10,731.48
 3/31/2015                        10,798.44                        10,590.94
 4/30/2015                        10,759.70                        10,724.16
 5/31/2015                        10,733.78                        10,714.73
 6/30/2015                        10,616.73                        10,406.81
 7/31/2015                        10,690.55                        10,335.63
 8/31/2015                        10,675.17                        10,215.10
 9/30/2015                        10,747.38                        10,031.02
10/31/2015                        10,749.21                        10,040.14
11/30/2015                        10,720.79                         9,905.12
12/31/2015                        10,686.16                         9,662.14

                                   [END CHART]

                         Data from 7/31/13 to 12/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Shares to the following benchmark:

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Fund Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA FLEXIBLE INCOME FUND

================================================================================

USAA FLEXIBLE INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIFIX)


--------------------------------------------------------------------------------
                                           12/31/15                 12/31/14
--------------------------------------------------------------------------------

Net Assets                               $22.9 Million            $98.3 Million
Net Asset Value Per Share                    $8.33                    $9.59


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
        1 YEAR                                  SINCE INCEPTION 7/12/13

        -8.35%                                            -1.18%


--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/14*
--------------------------------------------------------------------------------

    BEFORE REIMBURSEMENT          0.86%       AFTER REIMBURSEMENT       0.81%

               (Includes acquired fund fees and expenses of 0.01%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. If the total annual operating expense ratio of the Institutional Shares is lower than 0.80%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                  BARCLAYS                     USAA FLEXIBLE
                               U.S. AGGREGATE                   INCOME FUND
                                 BOND INDEX                 INSTITUTIONAL SHARES
 7/31/2013                      $10,000.00                      $10,000.00
 8/31/2013                        9,948.88                        9,937.29
 9/30/2013                       10,043.07                        9,980.78
10/31/2013                       10,124.27                       10,156.99
11/30/2013                       10,086.36                       10,116.46
12/31/2013                       10,029.36                       10,209.04
 1/31/2014                       10,177.55                       10,392.47
 2/28/2014                       10,231.66                       10,585.52
 3/31/2014                       10,214.23                       10,600.17
 4/30/2014                       10,300.43                       10,712.36
 5/31/2014                       10,417.70                       10,851.85
 6/30/2014                       10,423.09                       11,070.52
 7/31/2014                       10,396.94                       11,063.55
 8/31/2014                       10,511.72                       11,114.07
 9/30/2014                       10,440.35                       10,978.42
10/31/2014                       10,542.97                       10,697.14
11/30/2014                       10,617.76                       10,782.48
12/31/2014                       10,627.72                       10,595.94
 1/31/2015                       10,850.55                       10,756.42
 2/28/2015                       10,748.54                       10,750.74
 3/31/2015                       10,798.44                       10,611.25
 4/30/2015                       10,759.70                       10,745.43
 5/31/2015                       10,733.78                       10,747.90
 6/30/2015                       10,616.73                       10,440.53
 7/31/2015                       10,690.55                       10,358.25
 8/31/2015                       10,675.17                       10,238.22
 9/30/2015                       10,747.38                       10,075.90
10/31/2015                       10,749.21                       10,073.96
11/30/2015                       10,720.79                        9,943.13
12/31/2015                       10,686.16                        9,711.16

                                   [END CHART]

                         Data from 7/31/13 to 12/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Institutional Shares to the benchmark listed above (see page 6 for the benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Institutional Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

8  | USAA FLEXIBLE INCOME FUND

================================================================================

USAA FLEXIBLE INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAFIX)

--------------------------------------------------------------------------------
                                          12/31/15                 12/31/14
--------------------------------------------------------------------------------
Net Assets                              $4.3 Million             $5.0 Million
Net Asset Value Per Share                  $8.31                     $9.59

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
        1 YEAR                                  SINCE INCEPTION 7/12/13
        -8.86%                                            -1.64%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/14*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT          1.56%       AFTER REIMBURSEMENT       1.16%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.15% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. If the total annual operating expense ratio of the Adviser Shares is lower than 1.15%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to May 1, 2015, the Adviser Shares' expense limitation was 1.25% of average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                    BARCLAYS                       USAA FLEXIBLE
                                 U.S. AGGREGATE                     INCOME FUND
                                   BOND INDEX                     ADVISER SHARES
 7/31/2013                        $10,000.00                        $10,000.00
 8/31/2013                          9,948.88                          9,931.57
 9/30/2013                         10,043.07                          9,971.49
10/31/2013                         10,124.27                         10,143.69
11/30/2013                         10,086.36                         10,101.91
12/31/2013                         10,029.36                         10,189.94
 1/31/2014                         10,177.55                         10,369.42
 2/28/2014                         10,231.66                         10,557.97
 3/31/2014                         10,214.23                         10,569.36
 4/30/2014                         10,300.43                         10,677.02
 5/31/2014                         10,417.70                         10,810.78
 6/30/2014                         10,423.09                         11,030.34
 7/31/2014                         10,396.94                         11,016.93
 8/31/2014                         10,511.72                         11,064.35
 9/30/2014                         10,440.35                         10,924.61
10/31/2014                         10,542.97                         10,640.36
11/30/2014                         10,617.76                         10,711.61
12/31/2014                         10,627.72                         10,531.69
 1/31/2015                         10,850.55                         10,687.56
 2/28/2015                         10,748.54                         10,678.15
 3/31/2015                         10,798.44                         10,535.02
 4/30/2015                         10,759.70                         10,664.22
 5/31/2015                         10,733.78                         10,652.39
 6/30/2015                         10,616.73                         10,346.58
 7/31/2015                         10,690.55                         10,273.23
 8/31/2015                         10,675.17                         10,151.20
 9/30/2015                         10,747.38                          9,967.21
10/31/2015                         10,749.21                          9,974.30
11/30/2015                         10,720.79                          9,839.66
12/31/2015                         10,686.16                          9,598.29

                                   [END CHART]

                         Data from 7/31/13 to 12/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Adviser Shares to the benchmark listed above (see page 6 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Adviser Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA FLEXIBLE INCOME FUND

================================================================================

                         o TOP 10 HOLDINGS* - 12/31/15 o
                                (% of Net Assets)

U.S. Treasury Bond
  (STRIPS Principal), 3.16% ..............................................  18.7%
Nuveen Municipal Opportunity Fund, Inc. ..................................   4.1%
Oil Insurance Ltd., 3.59% ................................................   3.4%
Annaly Capital Management, Inc. ..........................................   2.8%
Southern Union Co., 3.35% ................................................   2.6%
Dairy Farmers of America, Inc., 7.88%,
  cumulative redeemable, perpetual .......................................   2.5%
Morgan Stanley Capital I Trust, 5.51% ....................................   2.4%
U.S. Treasury Bond, 3.00% ................................................   2.4%
Hatteras Financial Corp. .................................................   2.4%
St. Barbara Ltd., 8.88% ..................................................   2.4%

You will find a complete list of securities that the Fund owns on pages 15-20.

*Excludes money market instruments and futures.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                        o ASSET ALLOCATION* - 12/31/15 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      24.3%
U.S. TREASURY SECURITIES                                                   21.1%
COMMON STOCKS                                                              18.9%
COMMERCIAL MORTGAGE SECURITIES                                              8.5%
EURODOLLAR AND YANKEE OBLIGATIONS                                           5.4%
MONEY MARKET INSTRUMENTS                                                    5.0%
PREFERRED STOCKS                                                            4.5%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         4.2%
INVESTMENT COMPANIES                                                        4.1%
CONVERTIBLE SECURITIES                                                      1.7%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

*Excludes futures.

================================================================================

12  | USAA FLEXIBLE INCOME FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2015:

 DIVIDEND RECEIVED              QUALIFIED DIVIDEND              LONG-TERM              QUALIFIED
DEDUCTION (CORPORATE          INCOME (NON-CORPORATE            CAPITAL GAIN            INTEREST
  SHAREHOLDERS)(1)               SHAREHOLDERS)(1)             DISTRIBUTIONS(2)          INCOME
------------------------------------------------------------------------------------------------
       7.52%                         10.13%                      $333,000             $4,714,000
------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS | 13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA FLEXIBLE INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Flexible Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Flexible Income Fund at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 22, 2016

================================================================================

14  | USAA FLEXIBLE INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2015

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                  COUPON                            VALUE
(000)        SECURITY                                                    RATE          MATURITY           (000)
---------------------------------------------------------------------------------------------------------------
             CORPORATE OBLIGATIONS (24.3%)

             CONSUMER DISCRETIONARY (1.1%)
             -----------------------------
             SPECIALTY STORES (1.1%)
$    1,000   Toys R Us Property Co. II, LLC                              8.50%        12/01/2017         $  865
                                                                                                         ------
             ENERGY (6.4%)
             -------------
             OIL & GAS DRILLING (0.9%)
     3,648   Schahin II Finance Co. SPV Ltd.(a),(b)                      5.88          9/25/2023            748
                                                                                                         ------
             OIL & GAS STORAGE & TRANSPORTATION (5.5%)
     2,000   DCP Midstream, LLC(a)                                       5.85          5/21/2043          1,540
     1,000   Enterprise Products Operating, LLC(c)                       7.00          6/01/2067            822
     4,000   Southern Union Co.(c)                                       3.35(d)      11/01/2066          2,200
                                                                                                         ------
                                                                                                          4,562
                                                                                                         ------
             Total Energy                                                                                 5,310
                                                                                                         ------
             FINANCIALS (6.1%)
             -----------------
             MULTI-LINE INSURANCE (0.8%)
     2,250   Genworth Holdings, Inc.(c)                                  6.15         11/15/2066            619
                                                                                                         ------
             PROPERTY & CASUALTY INSURANCE (3.4%)
     3,200   Oil Insurance Ltd.(a),(c)                                   3.59(d)               -(e)       2,848
                                                                                                         ------
             THRIFTS & MORTGAGE FINANCE (1.9%)
     2,000   Walter Investment Management Corp.                          7.88         12/15/2021          1,590
                                                                                                         ------
             Total Financials                                                                             5,057
                                                                                                         ------
             INDUSTRIALS (2.0%)
             ------------------
             AEROSPACE & DEFENSE (2.0%)
     2,000   Constellis Holdings, LLC & Constellis Finance Corp.(a)      9.75          5/15/2020          1,647
                                                                                                         ------
             MATERIALS (0.6%)
             ----------------
             DIVERSIFIED METALS & MINING (0.6%)
     1,000   Freeport-McMoRan, Inc.                                      5.45          3/15/2043            525
                                                                                                         ------
             TELECOMMUNICATION SERVICES (1.2%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
     1,000   Frontier Communications Corp.(a)                           11.00          9/15/2025            993
                                                                                                         ------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                  COUPON                            VALUE
(000)        SECURITY                                                    RATE          MATURITY           (000)
---------------------------------------------------------------------------------------------------------------
             UTILITIES (6.9%)
             ----------------
             ELECTRIC UTILITIES (3.4%)
$    1,800   NextEra Energy Capital Holdings, Inc.(c)                    6.35%        10/01/2066        $ 1,292
     2,000   PPL Capital Funding, Inc.(c)                                6.70          3/30/2067          1,546
                                                                                                        -------
                                                                                                          2,838
                                                                                                        -------
             MULTI-UTILITIES (3.5%)
     2,000   Dominion Resources, Inc.(c)                                 2.90(d)       9/30/2066          1,389
     2,005   Integrys Holding, Inc.(c)                                   6.11         12/01/2066          1,524
                                                                                                        -------
                                                                                                          2,913
                                                                                                        -------
             Total Utilities                                                                              5,751
                                                                                                        -------
             Total Corporate Obligations (cost: $27,390)                                                 20,148
                                                                                                        -------
             CONVERTIBLE SECURITIES (1.7%)

             MATERIALS (1.7%)
             ----------------
             GOLD (1.7%)
     1,362   Hycroft Mining Corp.(f) (cost: $1,302)                     15.00         10/22/2020          1,444
                                                                                                        -------
             EURODOLLAR AND YANKEE OBLIGATIONS (5.4%)

             ENERGY (1.8%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (1.8%)
     2,000   TransCanada PipeLines Ltd.(c)                               6.35          5/15/2067          1,515
                                                                                                        -------
             FINANCIALS (1.2%)
             -----------------
             LIFE & HEALTH INSURANCE (1.2%)
     1,000   Great-West Life & Annuity Insurance Capital, LP(a),(c)      7.15(d)       5/16/2046          1,012
                                                                                                        -------
             MATERIALS (2.4%)
             ----------------
             GOLD (2.4%)
     2,000   St. Barbara Ltd.(a)                                         8.88          4/15/2018          1,955
                                                                                                        -------
             Total Eurodollar and Yankee Obligations (cost: $4,821)                                       4,482
                                                                                                        -------
             COLLATERALIZED MORTGAGE OBLIGATIONS (4.2%)

             FINANCIALS (4.2%)
             -----------------
     1,403   Countrywide Alternative Loan Trust                          5.41(d)       3/25/2035            474
       771   Sequoia Mortgage Trust                                      1.30(d)       9/20/2033            681
     1,735   Structured Asset Mortgage Investments, Inc.                 0.90(d)       7/19/2035          1,594
       775   Wells Fargo Mortgage Backed Securities Trust                2.71(d)       4/25/2035            733
                                                                                                        -------
             Total Collateralized Mortgage Obligations (cost: $3,482)                                     3,482
                                                                                                        -------

===============================================================================

16  | USAA FLEXIBLE INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                  COUPON                            VALUE
(000)        SECURITY                                                    RATE          MATURITY           (000)
---------------------------------------------------------------------------------------------------------------
             COMMERCIAL MORTGAGE SECURITIES (8.5%)

             FINANCIALS (8.5%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (5.9%)
$    1,000   Citigroup Commercial Mortgage Trust                         6.14%        12/10/2049        $   891
     1,000   GS Mortgage Securities Trust                                5.64          4/10/2038            999
     1,000   Merrill Lynch Mortgage Trust(c)                             5.67          5/12/2039            998
     2,000   Morgan Stanley Capital I Trust                              5.51          3/12/2044          1,995
                                                                                                        -------
                                                                                                          4,883
                                                                                                        -------
             INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (2.6%)
    22,146   GS Mortgage Securities Trust,
               acquired 1/02/2014; cost $902(a),(g)                      0.88          3/10/2044            526
    35,083   JPMBB Commercial Mortgage Securities Trust,
               acquired 4/30/2014; cost $2,290(g)                        1.26          4/15/2047          1,662
                                                                                                        -------
                                                                                                          2,188
                                                                                                        -------
             Total Financials                                                                             7,071
                                                                                                        -------
             Total Commercial Mortgage Securities (cost: $7,112)                                          7,071
                                                                                                        -------
             U.S. TREASURY SECURITIES (21.1%)

             BONDS (21.1%)
     2,000   3.00%, 5/15/2045(h)                                                                          1,991
    38,000   3.16%, 8/15/2044 (STRIPS Principal)(i)                                                      15,494
                                                                                                        -------
                                                                                                         17,485
                                                                                                        -------
             Total U.S. Treasury Securities (cost: $17,469)                                              17,485
                                                                                                        -------

---------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
---------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (27.5%)

             COMMON STOCKS (18.9%)

             ENERGY (1.2%)
             -------------
             INTEGRATED OIL & GAS (1.2%)
   280,000   Gazprom PAO ADR                                                                              1,028
                                                                                                     ----------
             FINANCIALS (12.6%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (5.4%)
   250,000   Apollo Investment Corp.                                                                      1,305
   100,000   Ares Capital Corp.                                                                           1,425

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
NUMBER                                                                                                    VALUE
OF SHARES    SECURITY                                                                                     (000)
---------------------------------------------------------------------------------------------------------------
   250,000   Prospect Capital Corp.                                                                     $ 1,745
                                                                                                        -------
                                                                                                          4,475
                                                                                                        -------
             REITs - MORTGAGE (7.2%)
   250,000   Annaly Capital Management, Inc.                                                              2,345
   150,000   Hatteras Financial Corp.                                                                     1,972
   200,000   Two Harbors Investment Corp.                                                                 1,620
                                                                                                        -------
                                                                                                          5,937
                                                                                                        -------
             Total Financials                                                                            10,412
                                                                                                        -------
             MATERIALS (5.1%)
             ----------------
             GOLD (4.6%)
   153,500   Alamos Gold, Inc. "A"                                                                          505
    88,599   AuRico Metals, Inc.*                                                                            38
    67,000   Goldcorp, Inc.                                                                                 775
    49,180   Hycroft Mining Corp., acquired
               5/30/2014 - 5/21/2015; cost $4,195*(g),(j)                                                    12
   430,000   Kinross Gold Corp.*                                                                            783
    49,000   Newmont Mining Corp.                                                                           881
   185,000   Novagold Resources, Inc.*                                                                      779
                                                                                                        -------
                                                                                                          3,773
                                                                                                        -------
             SILVER (0.5%)
    35,000   Silver Wheaton Corp.                                                                           435
                                                                                                        -------
             Total Materials                                                                              4,208
                                                                                                        -------
             Total Common Stocks (cost: $26,257)                                                         15,648
                                                                                                        -------
             PREFERRED STOCKS (4.5%)

             CONSUMER STAPLES (2.5%)
             -----------------------
             AGRICULTURAL PRODUCTS (2.5%)
    20,000   Dairy Farmers of America, Inc., 7.88%, cumulative
               redeemable, perpetual(a),(c)                                                               2,104
                                                                                                        -------
             ENERGY (0.8%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.8%)
     3,000   Chesapeake Energy Corp., 5.75%, perpetual(a)                                                   621
                                                                                                        -------
             FINANCIALS (1.2%)
             -----------------
             THRIFTS & MORTGAGE FINANCE (1.2%)
   300,000   Freddie Mac, 8.38%, perpetual*                                                                 985
                                                                                                        -------
             Total Preferred Stocks (cost: $6,387)                                                        3,710
                                                                                                        -------

================================================================================

18  | USAA FLEXIBLE INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
NUMBER                                                                                                    VALUE
OF SHARES    SECURITY                                                                                     (000)
---------------------------------------------------------------------------------------------------------------
             INVESTMENT COMPANIES (4.1%)
   239,700   Nuveen Municipal Opportunity Fund, Inc.(cost: $3,325)                                      $ 3,435
                                                                                                        -------
             Total Equity Securities (cost: $35,969)                                                     22,793
                                                                                                        -------

             MONEY MARKET INSTRUMENTS (5.0%)

             MONEY MARKET FUNDS (5.0%)
 4,201,853   State Street Institutional Liquid Reserves Fund Premier Class, 0.23%(c),(k)                  4,202
                                                                                                        -------
             Total Money Market Instruments (cost: $4,202)                                                4,202
                                                                                                        -------

             TOTAL INVESTMENTS (COST: $101,747)                                                         $81,107
                                                                                                        =======

---------------------------------------------------------------------------------------------------------------
                                                                                                     UNREALIZED
NUMBER OF                                                                        CONTRACT         APPRECIATION/
CONTRACTS                                                    EXPIRATION           VALUE          (DEPRECIATION)
LONG/(SHORT)                                                    DATE              (000)                   (000)
---------------------------------------------------------------------------------------------------------------
               FUTURES (21.8%)
       (87)    Japanese Yen Currency                          3/14/2016          $ (9,062)               $ (204)
       (80)    Russell 2000 Mini                              3/18/2016            (9,052)                 (194)
                                                                                 --------                ------
               TOTAL FUTURES                                                     $(18,114)               $ (398)
                                                                                 ========                ======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
                                                   (LEVEL 1)            (LEVEL 2)          (LEVEL 3)
                                               QUOTED PRICES    OTHER SIGNIFICANT        SIGNIFICANT
                                           IN ACTIVE MARKETS           OBSERVABLE       UNOBSERVABLE
ASSETS                                  FOR IDENTICAL ASSETS               INPUTS             INPUTS         TOTAL
------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                              $     -              $20,148             $    -       $20,148
  Convertible Securities                                   -                    -              1,444         1,444
  Eurodollar and Yankee Obligations                        -                4,482                  -         4,482
  Collateralized Mortgage Obligations                      -                3,482                  -         3,482
  Commercial Mortgage Securities                           -                7,071                  -         7,071
  U.S. Treasury Securities                             1,991               15,494                  -        17,485
Equity Securities:
  Common Stocks                                       15,636                    -                 12        15,648
  Preferred Stocks                                         -                3,710                  -         3,710
  Investment Companies                                 3,435                    -                  -         3,435
Money Market Instruments:
  Money Market Funds                                   4,202                    -                  -         4,202
------------------------------------------------------------------------------------------------------------------
Total                                                $25,264              $54,387             $1,456       $81,107
------------------------------------------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------------------------------------------
Futures(1)                                           $  (398)             $     -             $    -       $  (398)
------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                    CONVERTIBLE
                                                     SECURITIES    COMMON STOCKS
--------------------------------------------------------------------------------
Balance as of December 31, 2014                          $    -          $     -
Purchases                                                 1,300            4,195
Sales                                                         -                -
Transfers into Level 3                                        -                -
Transfers out of Level 3                                      -                -
Net realized gain (loss) on investments                       -                -
Change in net unrealized appreciation/(depreciation)
  of investments                                            144           (4,183)
--------------------------------------------------------------------------------
Balance as of December 31, 2015                          $1,444          $    12
--------------------------------------------------------------------------------

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

20  | USAA FLEXIBLE INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 11.5% of net assets at December 31, 2015.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR     American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
            dollars.
    REIT    Real estate investment trust

================================================================================

22  | USAA FLEXIBLE INCOME FUND

================================================================================

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) At December 31, 2015, the issuer was in default with respect to interest and/or principal payments.

    (c) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2015.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at December 31, 2015.

    (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (f) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (g) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at December 31, 2015, was $2,200,000, which represented 2.7% of the Fund's net assets.

    (h) Securities with a value of $1,991,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (i) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (j) Security was fair valued at December 31, 2015, by the Manager in accordance with valuation procedures approved by the Board. The

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

        total value of all such securities was $12,000 which represented less than 0.1% of the Fund's net assets.

    (k) Rate represents the money market fund annualized seven-day yield at December 31, 2015.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

24  | USAA FLEXIBLE INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

December 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $101,747)                         $ 81,107
   Cash                                                                                       672
   Receivables:
       Capital shares sold                                                                      8
       USAA Asset Management Company (Note 6C)                                                 35
       Dividends and interest                                                                 683
       Securities sold                                                                      1,435
                                                                                         --------
           Total assets                                                                    83,940
                                                                                         --------
LIABILITIES
   Payables:
       Securities purchased                                                                   431
       Capital shares redeemed                                                                 17
   Variation margin on futures contracts                                                      397
   Accrued management fees                                                                     36
   Accrued transfer agent's fees                                                                3
   Other accrued expenses and payables                                                         59
                                                                                         --------
           Total liabilities                                                                  943
                                                                                         --------
               Net assets applicable to capital shares outstanding                       $ 82,997
                                                                                         ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $109,128
   Accumulated undistributed net investment income                                            450
   Accumulated net realized loss on investments and futures transactions                   (5,543)
   Net unrealized depreciation of investments and futures contracts                       (21,038)
                                                                                         --------
               Net assets applicable to capital shares outstanding                       $ 82,997
                                                                                         ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $55,762/6,710 shares outstanding)                      $   8.31
                                                                                         ========
       Institutional Shares (net assets of $22,942/2,756 shares outstanding)             $   8.32
                                                                                         ========
       Adviser Shares (net assets of $4,293/516 shares outstanding)                      $   8.31
                                                                                         ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended December 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $13)                                      $ 2,445
   Interest (net of foreign taxes withheld of $6)                                          5,123
                                                                                         -------
       Total income                                                                        7,568
                                                                                         -------
EXPENSES
   Management fees                                                                           698
   Administration and servicing fees:
       Fund Shares                                                                            96
       Institutional Shares                                                                   71
       Adviser Shares                                                                          7
   Transfer agent's fees:
       Fund Shares                                                                            71
       Institutional Shares                                                                   71
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                         12
   Custody and accounting fees:
       Fund Shares                                                                            39
       Institutional Shares                                                                   38
       Adviser Shares                                                                          3
   Postage:
       Fund Shares                                                                             2
   Shareholder reporting fees:
       Fund Shares                                                                            14
       Institutional Shares                                                                    1
   Trustees' fees                                                                             27
   Registration fees:
       Fund Shares                                                                            17
       Institutional Shares                                                                   15
       Adviser Shares                                                                         13
   Professional fees                                                                          82
   Other                                                                                       9
                                                                                         -------
       Total expenses                                                                      1,286
   Expenses reimbursed:
       Institutional Shares                                                                  (39)
       Adviser Shares                                                                         (7)
                                                                                         -------
            Net expenses                                                                   1,240
                                                                                         -------
NET INVESTMENT INCOME                                                                      6,328
                                                                                         -------

================================================================================

26  | USAA FLEXIBLE INCOME FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS

    Net realized gain (loss) on:
    Investments                                                                           (7,343)
    Long-term capital gain distributions from other investment companies                       2
    Foreign currency transactions                                                             63
    Futures transactions                                                                     600
    Change in net unrealized appreciation/(depreciation) of:
    Investments                                                                          (11,341)
    Foreign currency translations                                                            (18)
    Futures contracts                                                                        944
                                                                                        --------
        Net realized and unrealized loss                                                 (17,093)
                                                                                        --------
    Decrease in net assets resulting from operations                                    $(10,765)
                                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended December 31,

------------------------------------------------------------------------------------------------------
                                                                                  2015            2014
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
     Net investment income                                                    $  6,328        $  8,358
     Net realized gain (loss) on investments                                    (7,343)          4,932
     Net realized gain on long-term capital gain distributions
          from other investment companies                                            2               -
     Net realized gain on foreign currency transactions                             63              12
     Net realized gain on futures transactions                                     600           1,141
     Change in net unrealized appreciation/(depreciation) of:
          Investments                                                          (11,341)         (8,823)
          Foreign currency translations                                            (18)             17
          Futures contracts                                                        944          (1,379)
                                                                              ------------------------
          Increase (decrease) in net assets resulting from operations          (10,765)          4,258
                                                                              ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income:
          Fund Shares                                                           (2,702)         (2,732)
          Institutional Shares                                                  (2,944)         (5,192)
          Adviser Shares                                                          (189)           (238)
                                                                              ------------------------
               Total distributions of net investment income                     (5,835)         (8,162)
                                                                              ------------------------
     Net realized gains:
          Fund Shares                                                             (617)         (1,924)
          Institutional Shares                                                    (246)         (2,872)
          Adviser Shares                                                           (46)           (149)
                                                                              ------------------------
               Total distributions of net realized gains                          (909)         (4,945)
                                                                              ------------------------
          Distributions to shareholders                                         (6,744)        (13,107)
                                                                              ------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
     Fund Shares                                                                (1,572)         38,710
     Institutional Shares                                                      (67,454)          5,759
     Adviser Shares                                                                (40)            218
                                                                              ------------------------
          Total net increase (decrease) in net assets from
               capital share transactions                                      (69,066)         44,687
                                                                              ------------------------
     Capital contribution from USAA Transfer Agency Company                          -               1
                                                                              ------------------------
     Net increase (decrease) in net assets                                     (86,575)         35,839

NET ASSETS
     Beginning of year                                                         169,572         133,733
                                                                              ------------------------
     End of year                                                              $ 82,997        $169,572
                                                                              ========================
Accumulated undistributed net investment income:
     End of year                                                              $    450        $     76
                                                                              ========================

See accompanying notes to financial statements.

================================================================================

28  | USAA FLEXIBLE INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Flexible Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek total return through a combination of income and capital appreciation.

The Fund consists of three classes of shares: Flexible Income Fund Shares (Fund Shares), Flexible Income Fund Institutional Shares (Institutional Shares), and Flexible Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the

================================================================================

30  | USAA FLEXIBLE INCOME FUND

================================================================================

        Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

        valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

32  | USAA FLEXIBLE INCOME FUND

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include preferred stocks, which are valued based on methods discussed in
    Note 1A3 and certain bonds, which are valued based on methods discussed in
    Note 1A1.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from a broker-dealer participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at December 31, 2015, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

34  | USAA FLEXIBLE INCOME FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2015*
    (IN THOUSANDS)

                                               ASSET DERIVATIVES                 LIABILITY DERIVATIVES
    -----------------------------------------------------------------------------------------------------
                                      STATEMENT OF                          STATEMENT OF
    DERIVATIVES NOT                   ASSETS AND                            ASSETS AND
    ACCOUNTED FOR AS                  LIABILITIES                           LIABILITIES
    HEDGING INSTRUMENTS               LOCATION             FAIR VALUE       LOCATION           FAIR VALUE
    -----------------------------------------------------------------------------------------------------
    Equity contracts                                           $-           Net unrealized        $194**
                                                                            depreciation of
                                                                            investments and
                                                                            futures contracts

    Foreign exchange contracts                                  -           Net unrealized         204**
                                                                            depreciation of
                                                                            investments and
                                                                            futures contracts
    -----------------------------------------------------------------------------------------------------
    Total                                                      $-                                 $398
    -----------------------------------------------------------------------------------------------------

    * For open derivative instruments as of December 31, 2015, see the Portfolio of Investments, which also is indicative of activity for the year ended December 31, 2015.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015
    (IN THOUSANDS)

                                                                                          CHANGE IN
                                                                                          UNREALIZED
    DERIVATIVES NOT                                                 REALIZED GAIN         APPRECIATION/
    ACCOUNTED FOR AS                STATEMENT OF                    (LOSS) ON             (DEPRECIATION)
    HEDGING INSTRUMENTS             OPERATIONS LOCATION             DERIVATIVES           ON DERIVATIVES
    -----------------------------------------------------------------------------------------------------
    Interest rate contracts         Net realized gain (loss) on       $ (93)                   $   53
                                    Futures transactions/
                                    Change in net unrealized
                                    appreciation/(depreciation)
                                    of Futures contracts

    Equity contracts                Net realized gain (loss) on         383                     1,017
                                    Futures transactions/
                                    Change in net unrealized
                                    appreciation/(depreciation)
                                    of Futures contracts

    Foreign exchange contracts      Net realized gain (loss)            310                      (126)
                                    on Futures transactions/
                                    Change in net unrealized
                                    appreciation/(depreciation)
                                    of Futures contracts
    -----------------------------------------------------------------------------------------------------
    Total                                                              $600                    $  944
    -----------------------------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

36  | USAA FLEXIBLE INCOME FUND

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2015, there were no custodian and other bank credits.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

I. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended December 31, 2015, the Adviser Shares did not charge any redemption fees.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

38  | USAA FLEXIBLE INCOME FUND

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the year ended December 31, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, defaulted bond, distributions, hybrid interest accrual, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $119,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2015, and 2014, was as follows:

                                                    2015                2014
                                                 -------------------------------
Ordinary income*                                 $6,411,000          $13,107,000
Long-term realized capital gain                     333,000                    -
                                                 ----------          -----------
   Total distributions paid                      $6,744,000          $13,107,000
                                                 ----------          -----------

As of December 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $    510,000
Accumulated capital and other losses                                  (5,941,000)
Unrealized depreciation of investments                               (20,700,000)

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on partnership basis adjustments.

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2015, the Fund had net capital loss carryforwards of $5,941,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                      CAPITAL LOSS CARRYFORWARDS
                   --------------------------------
                             TAX CHARACTER
                   --------------------------------
                   (NO EXPIRATION)         BALANCE
                   ---------------       ----------
                   Short-Term            $2,755,000
                   Long-Term              3,186,000
                                         ----------
                     Total               $5,941,000
                                         ==========

For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2015, were $46,717,000 and $117,149,000, respectively.

As of December 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $101,807,000.

================================================================================

40  | USAA FLEXIBLE INCOME FUND

================================================================================

Gross unrealized appreciation and depreciation of investments as of December 31, 2015, for federal income tax purposes, were $929,000 and $21,629,000, respectively, resulting in net unrealized depreciation of $20,700,000.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                         YEAR ENDED                          YEAR ENDED
                                                     DECEMBER 31, 2015                   DECEMBER 31, 2014
--------------------------------------------------------------------------------------------------------------
                                                  SHARES            AMOUNT            SHARES            AMOUNT
                                                  ------------------------------------------------------------
FUND SHARES:
Shares sold                                        1,829          $ 17,097             5,134          $ 53,027
Shares issued from reinvested
  dividends                                          219             1,982               252             2,518
Shares redeemed                                   (2,245)          (20,651)           (1,646)          (16,835)
                                                  ------------------------------------------------------------
Net increase (decrease) from capital
  share transactions                                (197)         $ (1,572)            3,740          $ 38,710
                                                  ============================================================

INSTITUTIONAL SHARES:
Shares sold                                          130          $  1,199             1,340          $ 14,060
Shares issued from reinvested
  dividends                                          344             3,191               782             7,858
Shares redeemed                                   (7,969)          (71,844)           (1,589)          (16,159)
                                                  ------------------------------------------------------------
Net increase (decrease) from capital
  share transactions                              (7,495)         $(67,454)              533          $  5,759
                                                  ============================================================
ADVISER SHARES:
Shares sold                                            5          $     50                48          $    495
Shares issued from reinvested
  dividends                                            1                 7                 1                14
Shares redeemed                                      (10)              (97)              (29)             (291)
                                                  ------------------------------------------------------------
Net increase (decrease) from capital
  share transactions                                  (4)         $    (40)               20          $    218
                                                  ============================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended December 31, 2015, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the year ended December 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $698,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended December 31, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $96,000, $71,000, and $7,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2015, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through May 1, 2016, to limit the total annual operating expenses of the Institutional Shares and

================================================================================

42  | USAA FLEXIBLE INCOME FUND

================================================================================

    Adviser Shares to 0.80%, and 1.15%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and the Adviser Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to May 1, 2015, the Fund Shares' and Adviser Shares' expense limitations were 1.00%, and 1.25%, respectively, of their average net assets. Effective May 1, 2015, the Manager terminated this agreement for the Fund Shares. For the year ended December 31, 2015, the Fund incurred reimbursable expenses from the Manager for the Institutional Shares and Adviser Shares of $39,000 and $7,000, respectively, of which $35,000 was receivable from the Manager while the Fund Shares incurred no reimbursable expenses.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2015, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $71,000, $71,000, and less than $500, respectively. At December 31, 2015 the Fund Shares and Institutional Shares each recorded a reclassification of less than $500 for SAS adjustments to income distributions and capital gains payable. Additionally, the Fund Shares recorded a capital contribution from SAS of less than $500 for adjustments related to corrections to certain shareholder transactions.

E. DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended December 31, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $12,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income                                           6.8
USAA Target Retirement 2020                                             7.6
USAA Target Retirement 2030                                             7.5
USAA Target Retirement 2040                                             4.1
USAA Target Retirement 2050                                             1.5
USAA Target Retirement 2060                                             0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2015, USAA and its affiliates owned 2,504,000 Fund Shares and 500,000 Adviser Shares which represents 37.3% of the Fund Shares, 96.8% of the Adviser Shares and 30.1% of the Fund.

================================================================================

44  | USAA FLEXIBLE INCOME FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

As of December 31, 2015, USAA and its affiliates owned approximately 30.1% of the USAA Flexible Income Fund; and it is considered a "control person" of the Fund for purposes of the 1940 Act. Investment activities of these shareholders could have a significant impact on the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                       PERIOD ENDED
                                                   YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                               ----------------------------------------------------
                                                  2015                 2014                 2013***
                                               ----------------------------------------------------
Net asset value at beginning of period         $  9.59              $  9.99              $ 10.00
                                               -------------------------------------------------
Income (loss) from investment operations:
  Net investment income                            .41                  .52(a)               .22(a)
  Net realized and unrealized loss               (1.21)                (.14)(a)             (.02)(a)
                                               -------------------------------------------------
Total from investment operations                  (.80)                 .38(a)               .20(a)
                                               -------------------------------------------------
Less distributions from:
  Net investment income                           (.39)                (.49)                (.18)
  Realized capital gains                          (.09)                (.29)                (.03)
                                               -------------------------------------------------
Total distributions                               (.48)                (.78)                (.21)
                                               -------------------------------------------------
Net asset value at end of period               $  8.31              $  9.59              $  9.99
                                               =================================================
Total return (%)*                                (8.66)                3.69                 2.02
Net assets at end of period (000)              $55,762              $66,235              $31,636
Ratios to average net assets:**
  Expenses (%)(b)                                  .97(c)               .92                 1.00(d)
  Expenses, excluding reimbursements (%)(b)        .97                  .92                 1.00(d)
  Net investment income (%)                       4.53                 5.03                 4.10(d)
Portfolio turnover (%)                              36(f)                90(e)                39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $64,234,000.
*** Fund Shares commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                     -                    -                 (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Partial year - Fund commenced operations on July 12, 2013.
(f) Reflects overall decrease in purchases and sales of securities.

================================================================================

46  | USAA FLEXIBLE INCOME FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                        PERIOD ENDED
                                                   YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                               ----------------------------------------------------
                                                  2015                 2014                 2013***
                                               ----------------------------------------------------
Net asset value at beginning of period         $  9.59              $  9.99              $ 10.00
                                               -------------------------------------------------
Income (loss) from investment operations:
  Net investment income                            .43(a)               .52                  .24(a)
  Net realized and unrealized loss               (1.21)(a)             (.13)                (.03)(a)
                                               -------------------------------------------------
Total from investment operations                  (.78)(a)              .39                  .21(a)
                                               -------------------------------------------------
Less distributions from:
  Net investment income                           (.40)                (.50)                (.19)
  Realized capital gains                          (.09)                (.29)                (.03)
                                               -------------------------------------------------
Total distributions                               (.49)                (.79)                (.22)
                                               -------------------------------------------------
Net asset value at end of period               $  8.32              $  9.59              $  9.99
                                               =================================================
Total return (%)*                                (8.46)                3.79                 2.09
Net assets at end of period (000)              $22,942              $98,348              $97,101
Ratios to average net assets:**
  Expenses (%)(b)                                  .80                  .80                  .80(c)
  Expenses, excluding reimbursements (%)(b)        .86                  .85                  .88(c)
  Net investment income (%)                       4.57                 5.08                 4.65(c)
Portfolio turnover (%)                              36(e)                90(d)                39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $70,279,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) Calculated using average shares. For the year ended December 31, 2015, average shares were 7,404,000.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                                     -                    -                 (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Partial year - Fund commenced operations on July 12, 2013.
(e) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                       PERIOD ENDED
                                                   YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                ---------------------------------------------------
                                                  2015                 2014                 2013***
                                                ---------------------------------------------------
Net asset value at beginning of period          $ 9.59              $  9.99               $10.00
                                                ------------------------------------------------
Income (loss) from investment operations:
  Net investment income                            .39                  .47                  .20(a)
  Net realized and unrealized loss               (1.21)                (.12)                (.01)(a)
                                                ------------------------------------------------
Total from investment operations                  (.82)                 .35                  .19(a)
                                                ------------------------------------------------
Less distributions from:
  Net investment income                           (.37)                (.46)                (.17)
  Realized capital gains                          (.09)                (.29)                (.03)
                                                ------------------------------------------------
Total distributions                               (.46)                (.75)                (.20)
                                                ------------------------------------------------
Net asset value at end of period                $ 8.31               $ 9.59               $ 9.99
                                                ================================================
Total return (%)*                                (8.86)                3.35                 1.90
Net assets at end of period (000)               $4,293               $4,989               $4,996
Ratios to average net assets:**
  Expenses (%)(b)                                 1.19(c)              1.25                 1.25(d)
  Expenses, excluding reimbursements (%)(b)       1.33                 1.55                 1.54(d)
  Net investment income (%)                       4.32                 4.62                 3.76(d)
Portfolio turnover (%)                              36(f)                90(e)                39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $4,742,000.
*** Adviser Shares commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                     -                    -                 (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.25% of the Adviser Shares'
    average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Partial year - Fund commenced operations on July 12, 2013.
(f) Reflects overall decrease in purchases and sales of securities.

================================================================================

48  | USAA FLEXIBLE INCOME FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2015, through December 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                           BEGINNING              ENDING             DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE          JULY 1, 2015 -
                                          JULY 1, 2015       DECEMBER 31, 2015      DECEMBER 31, 2015
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $  928.40                  $4.91

Hypothetical
  (5% return before expenses)               1,000.00              1,020.11                   5.14

INSTITUTIONAL SHARES
Actual                                      1,000.00                929.00                   3.89

Hypothetical
  (5% return before expenses)               1,000.00              1,021.17                   4.08

ADVISER SHARES
Actual                                      1,000.00                927.70                   5.59

Hypothetical
  (5% return before expenses)               1,000.00              1,019.41                   5.85

*Expenses are equal to the annualized expense ratio of 1.01% for Fund Shares, 0.80% for Institutional Shares, and 1.15% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (7.16)% for Fund Shares, (7.10)% for Institutional Shares, and (7.23)% for Adviser Shares for the six-month period of July 1, 2015, through December 31, 2015.

================================================================================

50  | USAA FLEXIBLE INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA FLEXIBLE INCOME FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' of experience as a Board Member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. AIM Management Group, Inc. (10/87-01/06), an investment fund manager, where she served as a Director of Financial Planning and Analysis and Chief Financial Officer. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board Member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

54  | USAA FLEXIBLE INCOME FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in September 2014.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

56  | USAA FLEXIBLE INCOME FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

58  | USAA FLEXIBLE INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   97755-0216                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA TOTAL RETURN STRATEGY FUND]

 =========================================================

       ANNUAL REPORT
       USAA TOTAL RETURN STRATEGY FUND
       FUND SHARES o INSTITUTIONAL SHARES
       DECEMBER 31, 2015

 =========================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"IN OUR VIEW, WE HAVE ENTERED A PERIOD WHEN
MARKET RETURNS ARE LIKELY TO BE MORE MODEST         [PHOTO OF BROOKS ENGLEHARDT]
THAN THEY HAVE BEEN IN RECENT YEARS."

--------------------------------------------------------------------------------

FEBRUARY 2016

Volatility returned to the financial markets during the 12-month reporting period ended December 31, 2015, and at the end of that period little had changed. U.S. stocks recorded only a small gain, while stocks of non-U.S. developed markets fared slightly better. Emerging markets equities were the exception among stocks, suffering a decline. Meanwhile, the broad U.S. fixed-income market finished the end of 2015 about where it started, despite expectations early in the year that interest rates would increase earlier than they actually did.

Many market participants could not have anticipated this outcome. At the beginning of the year 2015, U.S. stocks led global equity markets, continuing a six-year bull run, reinforced by the hope that the global economic recovery would become self-sustaining. U.S. economic growth, although slow, led the Federal Reserve (the Fed) to signal that it might begin raising short-term interest rates. At the same time, persistent economic weakness outside the United States led many global central banks to move in a different direction, cutting interest rates and boosting quantitative easing (through quantitative easing, a central bank purchases government securities to lower interest rates and increase the money supply). In response, non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies during the spring of 2015.

By June 2015, the global equity markets grew increasingly volatile. Greece once again grabbed headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. In July 2015, worries about China's slow economic growth contributed to a plunge in the Chinese stock market, with many other emerging stock markets falling similarly. In response, the Chinese authorities surprised investors by devaluing China's currency, the renminbi, adding to existing concerns about the health of the global economy. The result was a broad sell-off of riskier asset classes around the world. Market turbulence continued into the final months of the year, with U.S. and non-U.S. stocks posting strong gains in October and November 2015 and retreating again in December 2015. Also in December 2015, the Fed finally ended its near-zero interest rate policy, raising the target federal funds rate by 0.25%--the first increase in nearly a decade.

Also of note during 2015 was the steady decline in commodity prices. In our view, no single factor was responsible for the drop in oil, natural gas, coal, and industrial metals prices. The divergence in global economic growth and central

================================================================================

================================================================================

bank monetary policy likely created uncertainty in the world's commodities markets. Softening global demand was also likely a proximate cause and in the case of energy, oversupply was a contributing factor. In addition, commodities are generally priced in U.S. dollars, so when the U.S. dollar appreciates, as it did during the year 2015, it generally drives commodity prices down.

The events of 2015 are a helpful reminder that no one knows which headlines will affect the financial markets at any given time. Volatility is to be expected from time to time and is normal market behavior, even if it has been several years since we have seen this level of turbulence. Indeed, we anticipate ongoing volatility--at least for the short-term--in the financial markets, which is all the more reason to maintain a long-term perspective. Long-term investors are encouraged not to make hasty portfolio decisions based on market turmoil. It is nearly impossible to perfectly time the market, and those who sell during volatile time periods can miss out on subsequent market gains. In our opinion, investment decisions should be based on one's long-term objectives, time horizon, and risk tolerance.

We also encourage investors to take advantage of every opportunity to save. In our view, we have entered a period when market returns are likely to be more modest than they have been in recent years. So the sooner you invest money, the sooner it can start working for you. Our financial advisors are available to help you seek the most out of your money in 2016 and beyond, so please call one of our financial advisors.

From all of us at USAA Investments, thank you for your continued investment in our family of mutual funds. Rest assured that our team of portfolio managers will do their utmost to stay abreast of changing market conditions as they strive to help you achieve your long-term financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            11

    Report of Independent Registered
      Public Accounting Firm                                                 12

    Portfolio of Investments                                                 13

    Notes to Portfolio of Investments                                        19

    Financial Statements                                                     21

    Notes to Financial Statements                                            24

EXPENSE EXAMPLE                                                              44

TRUSTEES' AND OFFICERS' INFORMATION                                          46

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201620-0216

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) SEEKS CAPITAL APPRECIATION THROUGH THE USE OF A DYNAMIC ALLOCATION STRATEGY, ACROSS STOCKS, BONDS, AND CASH INSTRUMENTS.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

In seeking to achieve its objective, the Fund's assets are invested pursuant to a dynamic asset allocation strategy that shifts assets among equity securities, investment-grade bonds, and/or cash equivalents. The dynamic asset allocation strategy seeks to identify the most attractive asset classes based on a multifaceted approach using both a valuation and fundamental framework. The
Fund generally will invest in U.S. or foreign stocks and investment-grade bonds, directly or through exchange-traded funds (ETFs), and/or cash equivalents through investment in short-term, high-quality money market instruments or money market funds. Equity securities in which the Fund may invest may include common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, preferred securities, and ETFs. The bond and money market securities in which the Fund may invest may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including preferred and synthetic securities.

In addition, in an attempt to reduce the Fund's volatility over time, the Fund may employ an options-based risk-management strategy by purchasing and/or selling options on component indices or corresponding ETFs and individual equities to attempt to provide the Fund with fairly consistent returns over a wide range of equity market environments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

     [PHOTO OF WASIF A. LATIF]                               [PHOTO OF TONY ERA]
     WASIF A. LATIF                                          TONY ERA
     USAA Asset                                              USAA Asset
     Management Company                                      Management Company

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The reporting period ended December 31, 2015, proved to be a challenging time for financial assets. Bonds and developed market stocks delivered moderate returns, while commodities and emerging market equities both experienced significant downturns.

    Slow global growth was the primary factor weighing on market performance. While the U.S. economy continued to expand at a faster rate than its developed-market peers, it nonetheless grew at a pace below that of past recoveries. The economies of Europe and Japan accelerated modestly, but the pace of growth in both regions came in below expectations. Many emerging-market economies also experienced headwinds, as the combination of a slowing expansion in China, falling commodity prices, and the strong U.S. dollar weighed on growth throughout the asset class. The markets were also rattled by China's decision to devalue its currency, the renminbi, in August 2015.

    These developments, together with the prospect of an interest rate increase by the Federal Reserve (the Fed), which ultimately occurred on December 16, 2015, depressed stock market returns worldwide. In the United States, the large-cap stocks S&P 500 Index(R) (the Index) finished with a gain of less than 2%, while small-cap stocks experienced a loss. The strong U.S. dollar reduced the profit growth of companies with significant overseas revenues, weighing on overall market performance. Developed-market equities closed just below the Index, with gains during

================================================================================

2  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    the first six months of 2015 offset by weaker performance in the second half of 2015. On the other end of the spectrum, emerging-market equities suffered more substantial losses amid deteriorating investor sentiment and increasing investor risk aversion.

    Bond markets also experienced some turbulence during the reporting period, but not to the same extent as the global equity markets. While expectations for a tighter interest rate policy by the Fed hurt fixed-income returns, the impact was counterbalanced by the combination of slow growth and low inflation. Investment-grade bonds were able to finish 2015 with a positive return, with small gains for U.S. Treasuries offsetting the relative weakness in corporate debt. High-yield bonds underperformed the investment-grade market by a considerable margin, however, as the downturn in commodity prices pressured the credit outlook for the many energy and mining issuers within the asset class.

o HOW DID THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. At the end of the reporting period, the Fund Shares and Institutional Shares had total returns of -11.69% and -11.42%, respectively. This compares to total returns of 1.38% for the Index and -2.53% for the Lipper Flexible Portfolio Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund employs a diversified, long-term approach that favors undervalued market segments and avoids those that appear more richly

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 7 for benchmark definitions.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    priced. This approach contributed to the Fund's underperformance in 2015, a year in which investors would have been rewarded for investing in domestic growth stocks, rather than diversifying across the full range of financial assets. However, our goal is not to pursue short-term performance trends. Instead, we seek to achieve diversification and capitalize on the long-term performance potential of undervalued asset classes. While this strategy led to underperformance during the reporting period, we remain confident in the Fund's underlying philosophy as well as its overall positioning.

    The Fund's allocation to large-cap U.S. equities - which had approximately equal weightings in the growth and value styles for the majority of 2015 - generated positive returns. Our emphasis on large-cap stocks reflects our belief that they offer more attractive relative valuations. Given the outperformance by large-cap stocks in 2015, this aspect of the Fund's positioning yielded positive results.

    The Fund's overweight allocation to the developed international markets also had a positive impact on its performance. We maintained this positioning on the belief that the foreign markets offer both attractive relative valuations and the potential for improving corporate earnings. In addition, foreign equities can benefit from more accommodative monetary policies of the central banks in Europe and Japan in comparison to the Fed.

    On the other end of the spectrum, the Fund's allocation to the emerging markets detracted from performance due to substantial underperformance of this market segment. Although we decreased the Fund's position somewhat during 2015 in an attempt to manage risk, we maintained the allocation on the belief that emerging-market stocks continue to offer superior long-term return potential relative to the developed markets.

    The Fund's position in gold and gold-related equities detracted from its performance. Gold outperformed the broader commodity market during 2015, but it nonetheless lost ground in an environment of slowing growth and declining inflation expectations. Gold stocks, for their part, fell due to the general weakness in global equities. While the Fund's allocation to gold and the related equities performed poorly during 2015, we believe that the asset class could offer a compelling risk/return profile at this stage.

================================================================================

4  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    The Fund's hedging strategy, which is designed to help cushion the impact of large stock market sell-offs, detracted from its performance. Still, our hedging program helped provide a measure of stability to the Fund when global stock market volatility increased during August and September of 2015.

    The Fund's bond allocation finished with a positive total return and provided an element of stability to the Fund's overall performance. We established and built a significant position for the Fund in exchange-traded funds (ETFs) linked to the performance of longer-term bonds in order to provide an element of protection against the potential for slower growth and/or financial market disruptions. This aspect of the Fund's strategy contributed positively to the Fund's performance amid the volatile market conditions that characterized the second half of 2015.

    The market backdrop remains uncertain as we move into 2016, with the Fed's interest rate policy, China's growth outlook, and geopolitical headlines all representing factors that could affect investor sentiment. In this environment, our approach is to remain focused on identifying asset classes that offer value. The reason for this is simple: valuation is one of the strongest indicators of longer-term returns. While a value-driven approach may not always work on a quarter-to-quarter basis, we measure success in years, not months. With this as background, we believe the Fund will be well served by a continued emphasis on diversification and our preference for market segments where we see the most attractive valuations.

    Thank you for your investment in the Fund.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA TOTAL RETURN STRATEGY FUND SHARES (FUND SHARES)
(Ticker Symbol: USTRX)


--------------------------------------------------------------------------------
                                         12/31/15                    12/31/14
--------------------------------------------------------------------------------

Net Assets                            $76.2 Million               $97.7 Million
Net Asset Value Per Share                 $7.96                       $9.08


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
        1 Year                    5 Years                           10 Years

       -11.69%                    -0.35%                              0.06%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 12/31/14*
--------------------------------------------------------------------------------

                                   1.42%


             (Includes acquired fund fees and expenses of 0.20%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                          LIPPER FLEXIBLE         USAA TOTAL
                                             PORTFOLIO          RETURN STRATEGY
                   S&P 500 INDEX            FUNDS INDEX           FUND SHARES
12/31/2005          $10,000.00              $10,000.00            $10,000.00
 1/31/2006           10,264.83               10,323.17             10,030.33
 2/28/2006           10,292.68               10,279.02             10,060.67
 3/31/2006           10,420.80               10,442.57             10,087.97
 4/30/2006           10,560.73               10,560.12             10,118.54
 5/31/2006           10,256.78               10,318.05             10,159.30
 6/30/2006           10,270.68               10,307.20             10,193.02
 7/31/2006           10,334.04               10,341.46             10,223.88
 8/31/2006           10,579.92               10,523.93             10,265.02
 9/30/2006           10,852.56               10,639.91             10,298.96
10/31/2006           11,206.20               10,920.80             10,340.53
11/30/2006           11,419.30               11,165.06             10,475.63
12/31/2006           11,579.49               11,277.08             10,509.44
 1/31/2007           11,754.61               11,411.02             10,646.06
 2/28/2007           11,524.70               11,366.45             10,425.37
 3/31/2007           11,653.60               11,473.17             10,491.60
 4/30/2007           12,169.80               11,831.07             10,828.68
 5/31/2007           12,594.47               12,097.30             11,155.22
 6/30/2007           12,385.23               12,042.43             11,094.11
 7/31/2007           12,001.23               11,920.55             10,956.88
 8/31/2007           12,181.13               11,912.46             11,062.44
 9/30/2007           12,636.69               12,381.99             11,378.10
10/31/2007           12,837.70               12,711.60             11,473.54
11/30/2007           12,301.00               12,410.70             11,123.61
12/31/2007           12,215.66               12,356.30             11,003.61
 1/31/2008           11,482.95               11,954.69             10,733.51
 2/29/2008           11,109.91               11,879.10             10,651.30
 3/31/2008           11,061.94               11,721.10             10,608.85
 4/30/2008           11,600.69               12,144.05             10,974.27
 5/31/2008           11,750.95               12,336.40             11,221.80
 6/30/2008           10,760.30               11,782.23             10,805.68
 7/31/2008           10,669.85               11,559.42             10,758.44
 8/31/2008           10,824.19               11,519.90             10,900.16
 9/30/2008            9,859.67               10,440.65             10,169.65
10/31/2008            8,203.76                8,835.09              8,938.40
11/30/2008            7,615.10                8,337.38              8,500.36
12/31/2008            7,696.13                8,647.09              8,691.41
 1/31/2009            7,047.45                8,280.14              8,209.23
 2/28/2009            6,297.05                7,721.57              7,690.88
 3/31/2009            6,848.65                8,233.18              8,010.14
 4/30/2009            7,504.13                8,892.55              8,348.42
 5/31/2009            7,923.85                9,458.82              8,771.28
 6/30/2009            7,939.57                9,303.58              8,716.91
 7/31/2009            8,540.10               10,060.74              9,055.43
 8/31/2009            8,848.43               10,305.87              9,188.42
 9/30/2009            9,178.62               10,742.86              9,358.89
10/31/2009            9,008.10               10,575.22              9,310.53
11/30/2009            9,548.44               11,026.33              9,612.82
12/31/2009            9,732.87               11,169.24              9,755.79
 1/31/2010            9,382.75               10,877.27              9,584.42
 2/28/2010            9,673.40               11,065.66              9,755.79
 3/31/2010           10,257.14               11,605.85             10,000.59
 4/30/2010           10,419.07               11,782.59             10,012.84
 5/31/2010            9,587.10               11,104.98              9,718.71
 6/30/2010            9,085.23               10,743.57              9,338.78
 7/31/2010            9,721.77               11,320.77              9,730.96
 8/31/2010            9,282.89               11,051.41              9,400.06
 9/30/2010           10,111.34               11,753.88              9,951.57
10/31/2010           10,496.07               12,141.25             10,086.38
11/30/2010           10,497.41               12,131.84             10,000.59
12/31/2010           11,198.97               12,611.23             10,244.44
 1/31/2011           11,464.40               12,874.71             10,354.99
 2/28/2011           11,857.16               13,134.65             10,551.53
 3/31/2011           11,861.88               13,194.36             10,600.66
 4/30/2011           12,213.17               13,568.61             10,784.91
 5/31/2011           12,074.93               13,450.94             10,723.49
 6/30/2011           11,873.65               13,255.04             10,674.36
 7/31/2011           11,632.20               13,148.17             10,539.24
 8/31/2011           11,000.32               12,572.71             10,011.05
 9/30/2011           10,227.01               11,728.47              9,593.41
10/31/2011           11,344.75               12,702.88             10,084.75
11/30/2011           11,319.68               12,508.60             10,244.44
12/31/2011           11,435.47               12,465.32             10,137.75
 1/31/2012           11,947.95               13,039.84             10,433.02
 2/29/2012           12,464.61               13,450.41             10,629.87
 3/31/2012           12,874.81               13,574.61             10,637.25
 4/30/2012           12,793.99               13,541.97             10,637.25
 5/31/2012           12,025.06               12,820.98             10,255.59
 6/30/2012           12,520.52               13,181.71             10,582.29
 7/31/2012           12,694.42               13,343.58             10,705.63
 8/31/2012           12,980.34               13,618.06             10,976.97
 9/30/2012           13,315.77               13,913.29             11,205.16
10/31/2012           13,069.90               13,817.30             11,131.12
11/30/2012           13,145.72               13,938.33             11,081.76
12/31/2012           13,265.54               14,128.40             11,214.16
 1/31/2013           13,952.63               14,562.41             11,437.21
 2/28/2013           14,142.04               14,577.28             11,238.95
 3/31/2013           14,672.41               14,820.36             11,369.05
 4/30/2013           14,955.10               15,024.98             11,319.46
 5/31/2013           15,304.92               15,018.35             11,170.69
 6/30/2013           15,099.40               14,673.25             10,715.30
 7/31/2013           15,867.72               15,208.94             10,901.55
 8/31/2013           15,408.16               14,967.01             10,727.72
 9/30/2013           15,891.35               15,492.92             10,934.27
10/31/2013           16,621.84               15,930.44             11,170.62
11/30/2013           17,128.38               16,082.00             11,095.98
12/31/2013           17,562.00               16,324.72             11,144.45
 1/31/2014           16,954.81               16,050.05             11,094.64
 2/28/2014           17,730.39               16,658.00             11,530.46
 3/31/2014           17,879.42               16,642.79             11,523.12
 4/30/2014           18,011.59               16,668.19             11,610.60
 5/31/2014           18,434.39               17,000.84             11,735.58
 6/30/2014           18,815.20               17,303.15             11,958.86
 7/31/2014           18,555.72               17,048.00             11,795.73
 8/31/2014           19,298.05               17,397.76             12,009.06
 9/30/2014           19,027.42               16,985.06             11,584.77
10/31/2014           19,492.17               17,089.36             11,471.81
11/30/2014           20,016.40               17,241.03             11,572.22
12/31/2014           19,965.98               17,029.09             11,396.78
 1/31/2015           19,366.62               17,010.38             11,446.99
 2/28/2015           20,479.64               17,480.10             11,635.26
 3/31/2015           20,155.77               17,280.52             11,376.88
 4/30/2015           20,349.13               17,489.13             11,464.97
 5/31/2015           20,610.80               17,526.52             11,389.46
 6/30/2015           20,211.82               17,201.74             11,084.20
 7/31/2015           20,635.28               17,290.65             10,920.27
 8/31/2015           19,390.28               16,579.25             10,453.70
 9/30/2015           18,910.49               16,164.20             10,279.82
10/31/2015           20,505.67               16,945.40             10,545.35
11/30/2015           20,566.65               16,856.26             10,254.54
12/31/2015           20,242.28               16,599.08             10,064.87

                                   [END CHART]

                        Data from 12/31/05 to 12/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund Shares to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the performance of the 30 largest funds within the Lipper Flexible Funds category, which includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Flexible Portfolio Funds Index reflects the fees and expenses of the underlying funds included in the Index.

*The performance of the S&P 500 Index and the Lipper Flexible Portfolio Funds Index is calculated from the end of the month, January 31, 2005, while the Fund Shares initially invested in securities on January 24, 2005. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA TOTAL RETURN STRATEGY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UTRIX)


--------------------------------------------------------------------------------
                                        12/31/15                   12/31/14
--------------------------------------------------------------------------------

Net Assets                           $26.2 Million               $93.6 Million
Net Asset Value Per Share                $7.97                       $9.08


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
     1 YEAR                                          SINCE INCEPTION 7/12/13

    -11.42%                                                  -2.91%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/14*
--------------------------------------------------------------------------------

                                      1.18%


               (Includes acquired fund fees and expenses of 0.20%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        LIPPER FLEXIBLE      USAA TOTAL RETURN
                                           PORTFOLIO           STRATEGY FUND
                   S&P 500 INDEX          FUNDS INDEX       INSTITUTIONAL SHARES
 7/31/2013          $10,000.00            $10,000.00            $10,000.00
 8/31/2013            9,710.38              9,840.93              9,851.94
 9/30/2013           10,014.90             10,186.72             10,051.11
10/31/2013           10,475.26             10,474.39             10,256.70
11/30/2013           10,794.48             10,574.05             10,188.17
12/31/2013           11,067.76             10,733.64             10,236.79
 1/31/2014           10,685.10             10,553.04             10,191.04
 2/28/2014           11,173.88             10,952.77             10,591.36
 3/31/2014           11,267.80             10,942.77             10,591.64
 4/30/2014           11,351.09             10,959.47             10,683.55
 5/31/2014           11,617.55             11,178.19             10,786.93
 6/30/2014           11,857.54             11,376.96             10,998.16
 7/31/2014           11,694.01             11,209.19             10,848.13
 8/31/2014           12,161.83             11,439.17             11,044.32
 9/30/2014           11,991.28             11,167.82             10,660.25
10/31/2014           12,284.17             11,236.39             10,556.30
11/30/2014           12,614.55             11,336.11             10,660.25
12/31/2014           12,582.77             11,196.77             10,495.67
 1/31/2015           12,205.04             11,184.46             10,541.90
 2/28/2015           12,906.49             11,493.31             10,715.29
 3/31/2015           12,702.38             11,362.08             10,483.18
 4/30/2015           12,824.23             11,499.24             10,575.95
 5/31/2015           12,989.14             11,523.82             10,506.37
 6/30/2015           12,737.70             11,310.28             10,220.97
 7/31/2015           13,004.57             11,368.74             10,069.80
 8/31/2015           12,219.96             10,900.99              9,639.57
 9/30/2015           11,917.59             10,628.09              9,483.22
10/31/2015           12,922.89             11,141.74              9,739.84
11/30/2015           12,961.32             11,083.13              9,459.89
12/31/2015           12,756.89             10,914.02              9,296.59

                                   [END CHART]

                         Data from 7/31/13 to 12/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Flexible Portfolio Funds Index reflects the fees and expenses of the underlying funds included in the Index.

*The performance of the S&P 500 Index and the Lipper Flexible Portfolio Funds Index is calculated from the end of the month, July 31, 2013, while the Institutional Shares initially invested in securities on July 15, 2013. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o TOP 10 EQUITY SECURITIES - 12/31/15 o
                                (% of Net Assets)

iShares 20+ Year Treasury Bond ETF* ...................................... 22.4%
iShares TIPS Bond ETF* ................................................... 16.8%
iShares MSCI Italy Capped ETF* ...........................................  5.9%
PowerShares FTSE RAFI Emerging Markets Portfolio .........................  5.4%
Vanguard FTSE Europe ETF* ................................................  4.4%
iShares Gold Trust .......................................................  4.0%
SPDR Gold Shares .........................................................  4.0%
WisdomTree India Earnings Fund* ..........................................  3.3%
Market Vectors Gold Miners ETF ...........................................  2.1%
Vanguard Extended Duration Treasury ETF* .................................  2.1%

                        o ASSET ALLOCATION** - 12/31/15 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

FIXED-INCOME EXCHANGE-TRADED FUNDS*                                        43.3%
EXCHANGE-TRADED FUNDS*                                                     31.8%
COMMON STOCKS                                                              19.2%
MONEY MARKET INSTRUMENTS                                                    3.3%
EURODOLLAR AND YANKEE OBLIGATIONS                                           1.0%
CONVERTIBLE SECURITIES                                                      0.5%

                                   [END CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

**Excludes options and futures.

Percentages are of net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-18.

================================================================================

10  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2015:

    DIVIDEND RECEIVED            QUALIFIED DIVIDEND
  DEDUCTION (CORPORATE         INCOME (NON-CORPORATE        QUALIFIED INTEREST
     SHAREHOLDERS)(1)             SHAREHOLDERS)(1)                INCOME
--------------------------------------------------------------------------------
         43.32%                        69.31%                    $101,000
--------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TOTAL RETURN STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Total Return Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Total Return Strategy Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 22, 2016

================================================================================

12  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2015

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (94.3%)

              COMMON STOCKS (19.2%)

              CONSUMER DISCRETIONARY (6.3%)
              -----------------------------
              APPAREL, ACCESSORIES & LUXURY GOODS (2.0%)
     27,000   Burberry Group plc ADR                                                            $    472
     54,000   Cie Financiere Richemont S.A. ADR                                                      384
     23,000   Kering ADR                                                                             397
     16,000   LVMH Moet Hennessy Louis Vuitton S.A. ADR                                              504
     18,000   Swatch Group AG ADR                                                                    312
                                                                                                --------
                                                                                                   2,069
                                                                                                --------
              AUTOMOBILE MANUFACTURERS (1.3%)
     19,500   BMW AG ADR                                                                             680
      7,500   Daimler AG ADR                                                                         628
                                                                                                --------
                                                                                                   1,308
                                                                                                --------
              CASINOS & GAMING (0.7%)
     16,296   Las Vegas Sands Corp.(a)                                                               714
                                                                                                --------
              HOTELS, RESORTS & CRUISE LINES (2.3%)
     28,000   Hilton Worldwide Holdings, Inc.                                                        599
     30,500   Norwegian Cruise Line Holdings Ltd.*                                                 1,788
                                                                                                --------
                                                                                                   2,387
                                                                                                --------
              Total Consumer Discretionary                                                         6,478
                                                                                                --------
              ENERGY (0.0%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.0%)
      1,280   California Resources Corp.                                                               3
                                                                                                --------
              FINANCIALS (2.0%)
              -----------------
              DIVERSIFIED CAPITAL MARKETS (1.2%)
     50,000   Deutsche Bank AG                                                                     1,208
                                                                                                --------
              INVESTMENT BANKING & BROKERAGE (0.8%)
     25,900   Charles Schwab Corp.(a)                                                                853
                                                                                                --------
              Total Financials                                                                     2,061
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INDUSTRIALS (1.7%)
              -----------------
              AIRLINES (1.0%)
     17,800   United Continental Holdings, Inc.*(a)                                             $  1,020
                                                                                                --------
              RAILROADS (0.7%)
      6,100   Canadian Pacific Railway Ltd.(a)                                                       778
                                                                                                --------
              Total Industrials                                                                    1,798
                                                                                                --------
              INFORMATION TECHNOLOGY (3.8%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (1.2%)
     42,700   Juniper Networks, Inc.(a)                                                            1,179
                                                                                                --------
              INTERNET SOFTWARE & SERVICES (1.2%)
     11,900   Facebook, Inc. "A"*(a)                                                               1,245
                                                                                                --------
              SEMICONDUCTORS (1.4%)
     16,950   NXP Semiconductors N.V.*(a)                                                          1,428
                                                                                                --------
              Total Information Technology                                                         3,852
                                                                                                --------
              MATERIALS (5.4%)
              ----------------
              DIVERSIFIED METALS & MINING (1.3%)
    190,000   Freeport-McMoRan, Inc.                                                               1,286
                                                                                                --------
              PRECIOUS METALS & MINERALS (4.1%)
     17,500   Agnico-Eagle Mines Ltd.                                                                460
     20,000   AngloGold Ashanti Ltd. ADR*                                                            142
    100,000   B2Gold Corp.*                                                                          101
     20,000   Barrick Gold Corp.                                                                     148
     60,000   Centerra Gold, Inc.                                                                    286
     56,000   Compania de Minas Buenaventura S.A. ADR*                                               240
    100,000   Dundee Precious Metals, Inc.*                                                           92
     85,000   Eldorado Gold Corp.                                                                    252
     25,000   Goldcorp, Inc.                                                                         289
     45,902   Hycroft Mining Corp., acquired 6/05/2014 - 6/09/2015; cost $2,337*(b),(c)               12
    105,000   Kinross Gold Corp.*                                                                    191
     75,000   New Gold, Inc.*                                                                        174
     20,000   Newmont Mining Corp.                                                                   360
     26,000   Pan American Silver Corp.                                                              169
      7,000   Randgold Resources Ltd. ADR                                                            433
      8,500   Royal Gold, Inc.                                                                       310
     24,000   Silver Wheaton Corp.                                                                   298
     28,000   Tahoe Resources, Inc.                                                                  243
                                                                                                --------
                                                                                                   4,200
                                                                                                --------
              Total Materials                                                                      5,486
                                                                                                --------
              Total Common Stocks (cost: $25,340)                                                 19,678
                                                                                                --------

================================================================================

14  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (31.8%)
    400,000   iShares Gold Trust*                                                               $  4,092
     20,000   iShares MSCI Brazil Capped ETF                                                         414
     10,000   iShares MSCI Germany ETF                                                               262
    440,000   iShares MSCI Italy Capped ETF                                                        6,046
    160,000   Market Vectors Gold Miners ETF                                                       2,195
    400,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                     5,576
     40,000   SPDR Gold Shares*                                                                    4,058
     90,000   Vanguard FTSE Europe ETF                                                             4,489
    170,000   WisdomTree India Earnings Fund                                                       3,376
     40,000   WisdomTree Japan Hedged Equity Fund                                                  2,003
                                                                                                --------
              Total Exchange-Traded Funds (cost: $39,676)                                         32,511
                                                                                                --------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (43.3%)
    190,000   iShares 20+ Year Treasury Bond ETF                                                  22,918
    157,000   iShares TIPS Bond ETF                                                               17,220
     19,100   Vanguard Extended Duration Treasury ETF                                              2,162
     26,000   Vanguard REIT ETF                                                                    2,073
                                                                                                --------
              Total Fixed-Income Exchange-Traded Funds (cost: $45,218)                            44,373
                                                                                                --------
              Total Equity Securities (cost: $110,234)                                            96,562
                                                                                                --------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                          COUPON
(000)                                                            RATE           MATURITY
--------------------------------------------------------------------------------------------------------
              BONDS (1.5%)

              CONVERTIBLE SECURITIES (0.5%)

              MATERIALS (0.5%)
              ----------------
              GOLD (0.5%)
$       454   Hycroft Mining Corp.(d) (cost: $433)               15.00%        10/22/2020       $    481
                                                                                                --------
              EURODOLLAR AND YANKEE OBLIGATIONS (1.0%)

              MATERIALS (1.0%)
              ----------------
              GOLD (1.0%)
      1,000   St. Barbara Ltd.(e) (cost: $835)                    8.88          4/15/2018            977
                                                                                                --------
              Total Bonds (cost: $1,268)                                                           1,458
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (3.3%)

              MONEY MARKET FUNDS (3.3%)
  3,396,766   State Street Institutional Liquid Reserves
                Fund Premier Class, 0.23%(a),(g) (cost: $3,397)                                 $  3,397
                                                                                                --------

              TOTAL INVESTMENTS (COST: $114,899)                                                 101,417
                                                                                                ========

--------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
--------------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (0.5%)
     10,000   Call - iShares MSCI Emerging Markets ETF expiring January 20, 2017 at 48                50
      5,000   Call - iShares MSCI Emerging Markets ETF expiring January 20, 2017 at 50                18
      7,000   Call - iShares MSCI Germany ETF expiring January 15, 2016 at 34                         18
      4,000   Call - Market Vectors Gold Miners ETF expiring January 20, 2017 at 26                  128
      2,500   Put - iShares MSCI EAFE ETF expiring February 19, 2016 at 52                            49
      2,900   Put - iShares MSCI Emerging Markets ETF expiring February 19, 2016 at 30               104
         46   Put - S&P 500 Index expiring February 19, 2016 at 2020                                 187
                                                                                                --------

              TOTAL PURCHASED OPTIONS (COST: $1,294)                                            $    554
                                                                                                ========

--------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
                                                                            CONTRACT       APPRECIATION/
                                                            EXPIRATION        VALUE       (DEPRECIATION)
LONG/(SHORT)                                                   DATE           (000)                (000)
--------------------------------------------------------------------------------------------------------
              FUTURES (6.9%)(f)
         (5)  Euro-OAT (French Government Bond)             03/08/2016         (816)                 (2)
        (55)  Russell 2000 Mini                             03/18/2016      $(6,223)                (75)
                                                                            -------             --------
              TOTAL FUTURES                                                 $(7,039)            $   (77)
                                                                            =======             ========

================================================================================

16  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------------------
($ IN 000s)                                                      VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------

                                                   (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                               QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                           IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                                  FOR IDENTICAL ASSETS              INPUTS         INPUTS      TOTAL
----------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                     $ 19,666                $  -           $ 12   $ 19,678
  Exchange-Traded Funds                               32,511                   -              -     32,511
  Fixed-Income Exchange-Traded Funds                  44,373                   -              -     44,373
Bonds:
  Convertible Securities                                   -                   -            481        481
  Eurodollar and Yankee Obligations                        -                 977              -        977
Money Market Instruments:
  Money Market Funds                                   3,397                   -              -      3,397
Purchased Options                                        554                   -              -        554
----------------------------------------------------------------------------------------------------------
Total                                               $100,501                $977           $493   $101,971
----------------------------------------------------------------------------------------------------------

                                                   (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                               QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                           IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
LIABILITIES                        FOR IDENTICAL LIABILITIES              INPUTS         INPUTS      TOTAL
----------------------------------------------------------------------------------------------------------
Futures(1)                                              $(77)                 $-             $-       $(77)
----------------------------------------------------------------------------------------------------------
Total                                                   $(77)                 $-             $-       $(77)
----------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                        CONVERTIBLE       COMMON
                                                         SECURITIES       STOCKS
--------------------------------------------------------------------------------
Balance as of December 31, 2014                                $  -      $     -
Purchases                                                       433        2,337
Sales                                                             -            -
Transfers into Level 3                                            -            -
Transfers out of Level 3                                          -            -
Net realized gain (loss) on investments                           -            -
Change in net unrealized appreciation/(depreciation)
  of investments                                                 48       (2,325)
--------------------------------------------------------------------------------
Balance as of December 31, 2015                                $481      $    12
--------------------------------------------------------------------------------

For the period of January 1, 2015, through December 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

18  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 32.4% of net assets at December 31, 2015.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    OAT Obligations Assimilables du Tresor - Government bond issued by the Treasury of France

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

    REIT   Real estate investment trust

    TIPS   Treasury Inflation Protected Securities

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2015.

    (b) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of this security at December 31, 2015, was $12,000, which represented less than 0.1% of the Fund's net assets.

    (c) Security was fair valued at December 31, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of this security was $12,000, which represented less than 0.1% of the Fund's net assets.

    (d) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (e) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (f) Cash of $398,000 is segregated as collateral for initial margin requirements on open futures contracts.

    (g) Rate represents the money market fund annualized seven-day yield at December 31, 2015.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $114,899)                                $101,417
   Purchased options, at market value (cost of $1,294)                                               554
   Cash                                                                                              572
   Cash denominated in foreign currencies (identified cost of $2)                                      2
   Receivables:
       Capital shares sold                                                                            26
       Dividends and interest                                                                         63
                                                                                                --------
           Total assets                                                                          102,634
                                                                                                --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                        46
   Variation margin on futures contracts                                                              77
   Accrued management fees                                                                            49
   Accrued transfer agent's fees                                                                       3
   Other accrued expenses and payables                                                                87
                                                                                                --------
           Total liabilities                                                                         262
                                                                                                --------
               Net assets applicable to capital shares outstanding                              $102,372
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $150,333
   Accumulated undistributed net investment income                                                   174
   Accumulated net realized loss on investments, options, and futures transactions               (33,919)
   Net unrealized depreciation of investments, options, and futures contracts                    (14,299)
   Net unrealized appreciation of foreign currency translations                                       83
                                                                                                --------
               Net assets applicable to capital shares outstanding                              $102,372
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $76,165/9,573 shares outstanding)                             $   7.96
                                                                                                ========
       Institutional Shares (net assets of $26,207/3,289 shares outstanding)                    $   7.97
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $50)                                             $  2,580
   Interest (net of foreign taxes withheld of $8)                                                    250
                                                                                                --------
       Total income                                                                                2,830
                                                                                                --------
EXPENSES
   Management fees                                                                                   933
   Administration and servicing fees:
       Fund Shares                                                                                   134
       Institutional Shares                                                                           68
   Transfer agent's fees:
       Fund Shares                                                                                   279
       Institutional Shares                                                                           68
   Custody and accounting fees:
       Fund Shares                                                                                    73
       Institutional Shares                                                                           49
   Postage:
       Fund Shares                                                                                    13
   Shareholder reporting fees:
       Fund Shares                                                                                    21
       Institutional Shares                                                                            1
   Trustees' fees                                                                                     27
   Registration fees:
       Fund Shares                                                                                    13
       Institutional Shares                                                                           16
   Professional fees                                                                                  94
   Other                                                                                               9
                                                                                                --------
       Total expenses                                                                              1,798
                                                                                                --------
NET INVESTMENT INCOME                                                                              1,032
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                                                                (3,632)
       Long-term capital gain distributions from other investment companies                           95
       Foreign currency transactions                                                                 (26)
       Options                                                                                    (4,575)
       Futures transactions                                                                          400
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                               (12,541)
       Foreign currency translations                                                                  28
       Options                                                                                       547
       Futures contracts                                                                             204
                                                                                                --------
           Net realized and unrealized loss                                                      (19,500)
                                                                                                --------
   Decrease in net assets resulting from operations                                             $(18,468)
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

22  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------------------------------
                                                                                     2015           2014
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                         $  1,032       $  1,556
   Net realized gain (loss) on investments                                         (3,632)        10,217
   Net realized gain on long-term capital gain distributions
       from other investment companies                                                 95              -
   Net realized loss on foreign currency transactions                                 (26)           (10)
   Net realized loss on options                                                    (4,575)        (4,847)
   Net realized gain (loss) on futures transactions                                   400           (432)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                (12,541)        (1,624)
       Foreign currency translations                                                   28             55
       Options                                                                        547           (410)
       Futures contracts                                                              204           (281)
                                                                                 -----------------------
       Increase (decrease) in net assets resulting from operations                (18,468)         4,224
                                                                                 -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                   (655)          (836)
       Institutional Shares                                                          (625)        (1,018)
                                                                                 -----------------------
           Distributions to shareholders                                           (1,280)        (1,854)
                                                                                 -----------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                    (10,195)        (9,274)
   Institutional Shares                                                           (58,907)         7,507
                                                                                 -----------------------
       Total net decrease in net assets from capital share transactions           (69,102)        (1,767)
                                                                                 -----------------------
   Capital contribution from USAA Asset Management Company:
       Fund Shares                                                                      -              3
       Institutional Shares                                                             -              2
                                                                                 -----------------------
   Net increase (decrease) in net assets                                          (88,850)           608

NET ASSETS
   Beginning of year                                                              191,222        190,614
                                                                                 -----------------------
   End of year                                                                   $102,372       $191,222
                                                                                 =======================
Accumulated undistributed net investment income:
   End of year                                                                   $    174       $    418
                                                                                 =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Total Return Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation through the use of a dynamic allocation strategy, across stocks, bonds, and cash instruments.

The Fund's assets are invested pursuant to a dynamic asset allocation strategy, which allows the Fund's investment adviser to invest at any given time a portion or substantially all of the Fund's assets allocated to it in stocks or bonds, either directly or through the use of exchange-traded funds (ETFs), and/or cash equivalents, through direct investment in short-term, high-quality money market instruments or money market funds.

The Fund consists of two classes of shares: Total Return Strategy Fund Shares (Fund Shares) and Total Return Strategy Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment

================================================================================

24  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

        markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

================================================================================

26  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

        value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain bonds, which are valued based on methods discussed in Note 1A5.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily

================================================================================

28  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    supported by quoted prices obtained from a broker-dealer participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at December 31, 2015, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

================================================================================

30  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2015*
    (IN THOUSANDS)

                                ASSET DERIVATIVES                   LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------
                          STATEMENT OF                     STATEMENT OF
DERIVATIVES NOT           ASSETS AND                       ASSETS AND
ACCOUNTED FOR AS          LIABILITIES                      LIABILITIES
HEDGING INSTRUMENTS       LOCATION           FAIR VALUE    LOCATION                    FAIR VALUE
--------------------------------------------------------------------------------------------------
Interest rate contracts       -                 $  -       Net unrealized                 $ 2**
                                                           depreciation of
                                                           investments, options,
                                                           and futures contracts
--------------------------------------------------------------------------------------------------
Equity contracts          Purchased options     $554       Net unrealized                  75**
                                                           depreciation of
                                                           investments, options,
                                                           and futures contracts
--------------------------------------------------------------------------------------------------
Total                                           $554                                      $77
--------------------------------------------------------------------------------------------------

*For open derivative instruments as of December 31, 2015, see the Portfolio of Investments, which also is indicative of activity for the year ended December 31, 2015.

**Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

     THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015
     (IN THOUSANDS)

                                                                             CHANGE IN
                                                                             UNREALIZED
DERIVATIVES NOT                                             REALIZED         APPRECIATION/
ACCOUNTED FOR AS             STATEMENT OF                   GAIN (LOSS)      (DEPRECIATION)
HEDGING INSTRUMENTS          OPERATIONS LOCATION            ON DERIVATIVES   ON DERIVATIVES
--------------------------------------------------------------------------------------------
Interest rate contracts      Net realized gain (loss)         $  (132)            $ 82
                             on Futures transactions/
                             Change in net unrealized
                             appreciation/(depreciation)
                             of Futures contracts
--------------------------------------------------------------------------------------------
Equity contracts             Net realized gain (loss)          (4,424)             721
                             on Options and Futures
                             transactions/Change in
                             net unrealized appreciation/
                             (depreciation) of Options
                             and Futures contracts
--------------------------------------------------------------------------------------------
Foreign exchange contracts   Net realized gain (loss)             381              (52)
                             on Futures transactions/
                             Change in net unrealized
                             appreciation/(depreciation)
                             of Futures contracts
--------------------------------------------------------------------------------------------
Total                                                         $(4,175)            $751
--------------------------------------------------------------------------------------------

D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

32  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

F. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2015, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement up to $750 million. If the Funds increase the committed loan agreement above

================================================================================

34  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

the $500 million, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended December 31, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended
December 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, defaulted bond, passive foreign investment company, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $4,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2015, and 2014, was as follows:

                                           2015                          2014
                                        ----------------------------------------
Ordinary income*                        $1,280,000                    $1,854,000

As of December 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $    112,000
Accumulated capital and other losses                                 (34,093,000)
Unrealized depreciation of investments                               (13,966,000)

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales and grantor trusts expense adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At December 31, 2015, the Fund had both pre-enactment capital loss carryforwards and post-enactment capital loss carryforwards for federal income tax purposes as shown in the table below. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

          CAPITAL LOSS CARRYFORWARDS
-----------------------------------------------
EXPIRES          SHORT-TERM           LONG-TERM
-------          ----------           ---------
2017            $17,718,000          $        -
2018              7,811,000                   -
No Expiration     6,438,000           2,126,000
                -----------          ----------
  Total         $31,967,000          $2,126,000
                ===========          ==========

For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting

================================================================================

36  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2015, were $181,595,000 and $245,584,000, respectively.

As of December 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $116,760,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2015, for federal income tax purposes, were $3,819,000 and $18,608,000, respectively, resulting in net unrealized depreciation of $14,789,000.

For the year ended December 31, 2015, transactions in written call and put options* were as follows:

                                                                        PREMIUMS
                                                       NUMBER OF        RECEIVED
                                                       CONTRACTS         (000's)
                                                       -------------------------
Outstanding at December 31, 2014                          4,100          $    93
Options written                                          22,844            1,527
Options terminated in closing purchase transactions     (17,944)          (1,497)
Options expired                                          (9,000)            (123)
                                                       -------------------------
Outstanding at December 31, 2015                              -          $     -
                                                       =========================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                          YEAR ENDED             YEAR ENDED
                                      DECEMBER 31, 2015      DECEMBER 31, 2014
--------------------------------------------------------------------------------
                                      SHARES     AMOUNT      SHARES     AMOUNT
                                      ------------------------------------------
FUND SHARES:
Shares sold                              551     $  4,842       971     $  8,987
Shares issued from
 reinvested dividends                     74          643        88          822
Shares redeemed                       (1,806)     (15,680)   (2,065)     (19,083)
                                      ------------------------------------------
Net decrease from capital
 share transactions                   (1,181)    $(10,195)   (1,006)    $ (9,274)
                                      ==========================================
INSTITUTIONAL SHARES:
Shares sold                              259     $  2,276     2,138     $ 19,954
Shares issued from reinvested
 dividends                                71          625       104          966
Shares redeemed                       (7,346)     (61,808)   (1,463)     (13,413)
                                      ------------------------------------------
Net increase (decrease) from capital
 share transactions                   (7,016)    $(58,907)      779     $  7,507
                                      ==========================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended December 31, 2015, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average net assets.

================================================================================

38  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Flexible Portfolio Funds Index. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Funds category. For the Fund Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares includes the performance of the Fund Shares for periods prior to July 12, 2013. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
------------------------------------------------------------------
+/- 100 to 400                              +/- 4
+/- 401 to 700                              +/- 5
+/- 701 and greater                         +/- 6

   (1)Based on the difference between average annual performance relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

   For the year ended December 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $933,000, which included a performance adjustment for the Fund Shares and Institutional

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    Shares of $(61,000) and $(30,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.07)% and (0.04)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended December 31, 2015, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $134,000 and $68,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2015, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2015, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $279,000 and $68,000, respectively. Additionally, the Institutional Shares recorded a capital contribution from SAS of less than $500 at December 31, 2015, for adjustments related to certain shareholder transactions.

================================================================================

40  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fees or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income                                            2.5
USAA Target Retirement 2020                                              3.4
USAA Target Retirement 2030                                             10.2
USAA Target Retirement 2040                                              4.0
USAA Target Retirement 2050                                              5.1
USAA Target Retirement 2060                                              0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                       2015        2014          2013          2012                 2011
                                    --------------------------------------------------------------------
Net asset value at
   beginning of period              $  9.08     $  8.95      $   9.05      $   8.24             $   8.34
                                    --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .05         .06           .08           .06                  .02
  Net realized and
    unrealized gain (loss)            (1.11)        .14(a)       (.14)          .81                 (.11)
                                    --------------------------------------------------------------------
Total from investment
  operations                          (1.06)        .20          (.06)          .87                 (.09)
                                    --------------------------------------------------------------------
Less distributions from:
  Net investment income                (.06)       (.07)         (.04)         (.06)                (.01)
                                    --------------------------------------------------------------------
Net asset value at
  end of period                     $  7.96     $  9.08      $   8.95      $   9.05             $   8.24
                                    ====================================================================
Total return (%)*                    (11.69)       2.26(a)       (.62)        10.62                (1.04)
Net assets at
  end of period (000)               $76,165     $97,658      $105,313      $122,021             $125,895
Ratios to average
  net assets:**
  Expenses including
   dividend expense on securities
   sold short (%)
  Including reimbursements(b)             -           -             -             -                 1.72
  Excluding reimbursements(b)          1.26        1.22          1.24          1.32                 1.72
  Expenses excluding
   dividend expense on securities
   sold short (%)
  Including reimbursements(b)             -           -             -             -                 1.35
  Excluding reimbursements(b)          1.26        1.22          1.24          1.31                 1.35
  Net investment income (%)             .54         .66           .87           .73                  .23
Portfolio turnover (%)                  123(c)       88           105           171(c),(d),(e)        92(c),(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $89,383,000.
(a) For the year ended December 31, 2014, the Manager reimbursed the Fund Shares
    $3,000 for a loss incurred due to a trading error. The effect of this reimbursement on the Fund Shares' net realized loss and total return was less than $0.01/0.01% per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                          -           -          (.00%)(+)     (.00%)(+)            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) The Fund's various investment strategies will create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.
(d) Prior to January 27, 2012, calculated excluding securities sold short, covers on securities sold short, and options transactions.
(e) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

42  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                            PERIOD ENDED
                                                 YEAR ENDED DECEMBER 31,                    DECEMBER 31,
                                               ---------------------------------------------------------
                                                  2015                 2014                    2013***
                                               ---------------------------------------------------------
Net asset value at beginning of period         $  9.08              $  8.95                 $  8.78
                                               ----------------------------------------------------
Income (loss) from investment operations:
  Net investment income                            .06                  .08                     .06
  Net realized and unrealized gain (loss)        (1.09)                 .15(a)                  .15
                                               ----------------------------------------------------
Total from investment operations                 (1.03)                 .23                     .21
                                               ----------------------------------------------------
Less distributions from:
  Net investment income                           (.08)                (.10)                   (.04)
                                               ----------------------------------------------------
Net asset value at end of period               $  7.97              $  9.08                 $  8.95
                                               ====================================================
Total return (%)*                               (11.42)                2.53(a)                 2.37
Net assets at end of period (000)              $26,207              $93,564                 $85,301
Ratios to average net assets:**
  Expenses (%)(b)                                  .98                  .98                    1.02(c)
  Expenses, excluding reimbursements (%)(b)        .98                  .98                    1.02(c)
  Net investment income (%)                        .80                  .91                    1.69(c)
Portfolio turnover (%)                             123(d)                88                     105

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $67,925,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) For the year ended December 31, 2014, the Manager reimbursed the
    Institutional Shares $2,000 for a loss incurred due to a trading error. The effect of this reimbursement on the Institutional Shares' net realized loss and total return was less than $0.01/0.01% per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                                     -                    -                    (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) The Fund's various investment strategies will create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

EXPENSE EXAMPLE

December 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2015, through December 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

44  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                          EXPENSES PAID
                                  BEGINNING             ENDING           DURING PERIOD*
                                ACCOUNT VALUE        ACCOUNT VALUE        JULY 1, 2015 -
                                 JULY 1, 2015      DECEMBER 31, 2015    DECEMBER 31, 2015
                               -----------------------------------------------------------
FUND SHARES
Actual                            $1,000.00             $  908.00              $6.16

Hypothetical
 (5% return before expenses)       1,000.00              1,018.75               6.51

INSTITUTIONAL SHARES
Actual                             1,000.00                909.60               4.62

Hypothetical
 (5% return before expenses)       1,000.00              1,020.37               4.89

*Expenses are equal to the annualized expense ratio of 1.28% for Fund Shares and 0.96% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (9.20)% for Fund Shares and (9.04)% for Institutional Shares for the six-month period of July 1, 2015, through December 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

46  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' of experience as a Board Member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. AIM Management Group, Inc. (10/87-01/06), an investment fund manager, where she served as a Director of Financial Planning and Analysis and Chief Financial Officer. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board Member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

48  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in September 2014.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

50  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment
Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

52  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   48703-0216                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA EXTENDED MARKET INDEX FUND]

 ==============================================================

      ANNUAL REPORT
      USAA EXTENDED MARKET INDEX FUND
      DECEMBER 31, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"IN OUR VIEW, WE HAVE ENTERED A PERIOD WHEN
MARKET RETURNS ARE LIKELY TO BE MORE MODEST         [PHOTO OF BROOKS ENGLEHARDT]
THAN THEY HAVE BEEN IN RECENT YEARS."

--------------------------------------------------------------------------------

FEBRUARY 2016

Volatility returned to the financial markets during the 12-month reporting period ended December 31, 2015, and at the end of that period little had changed. U.S. stocks recorded only a small gain, while stocks of non-U.S. developed markets fared slightly better. Emerging markets equities were the exception among stocks, suffering a decline. Meanwhile, the broad U.S. fixed-income market finished the end of 2015 about where it started, despite expectations early in the year that interest rates would increase earlier than they actually did.

Many market participants could not have anticipated this outcome. At the beginning of the year 2015, U.S. stocks led global equity markets, continuing a six-year bull run, reinforced by the hope that the global economic recovery would become self-sustaining. U.S. economic growth, although slow, led the Federal Reserve (the Fed) to signal that it might begin raising short-term interest rates. At the same time, persistent economic weakness outside the United States led many global central banks to move in a different direction, cutting interest rates and boosting quantitative easing (through quantitative easing, a central bank purchases government securities to lower interest rates and increase the money supply). In response, non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies during the spring of 2015.

By June 2015, the global equity markets grew increasingly volatile. Greece once again grabbed headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. In July 2015, worries about China's slow economic growth contributed to a plunge in the Chinese stock market, with many other emerging stock markets falling similarly. In response, the Chinese authorities surprised investors by devaluing China's currency, the renminbi, adding to existing concerns about the health of the global economy. The result was a broad sell-off of riskier asset classes around the world. Market turbulence continued into the final months of the year, with U.S. and non-U.S. stocks posting strong gains in October and November 2015 and retreating again in December 2015. Also in December 2015, the Fed finally ended its near-zero interest rate policy, raising the target federal funds rate by 0.25%--the first increase in nearly a decade.

Also of note during 2015 was the steady decline in commodity prices. In our view, no single factor was responsible for the drop in oil, natural gas, coal, and industrial metals prices. The divergence in global economic growth and central

================================================================================

================================================================================

bank monetary policy likely created uncertainty in the world's commodities markets. Softening global demand was also likely a proximate cause and in the case of energy, oversupply was a contributing factor. In addition, commodities are generally priced in U.S. dollars, so when the U.S. dollar appreciates, as it did during the year 2015, it generally drives commodity prices down.

The events of 2015 are a helpful reminder that no one knows which headlines will affect the financial markets at any given time. Volatility is to be expected from time to time and is normal market behavior, even if it has been several years since we have seen this level of turbulence. Indeed, we anticipate ongoing volatility--at least for the short-term--in the financial markets, which is all the more reason to maintain a long-term perspective. Long-term investors are encouraged not to make hasty portfolio decisions based on market turmoil. It is nearly impossible to perfectly time the market, and those who sell during volatile time periods can miss out on subsequent market gains. In our opinion, investment decisions should be based on one's long-term objectives, time horizon, and risk tolerance.

We also encourage investors to take advantage of every opportunity to save. In our view, we have entered a period when market returns are likely to be more modest than they have been in recent years. So the sooner you invest money, the sooner it can start working for you. Our financial advisors are available to help you seek the most out of your money in 2016 and beyond, so please call one of our financial advisors.

From all of us at USAA Investments, thank you for your continued investment in our family of mutual funds. Rest assured that our team of portfolio managers will do their utmost to stay abreast of changing market conditions as they strive to help you achieve your long-term financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

 USAA EXTENDED MARKET INDEX FUND:

   Distributions to Shareholders                                              8

   Report of Independent Registered

     Public Accounting Firm                                                   9

   Financial Statements                                                      10

   Financial Highlights                                                      13

   Notes to Financial Statements                                             14

EXPENSE EXAMPLE                                                              20

TRUSTEES' AND OFFICERS' INFORMATION                                          22

 MASTER EXTENDED MARKET INDEX SERIES:

   Report of Independent Registered

     Public Accounting Firm                                                  31

   Schedule of Investments                                                   33

   Financial Statements                                                      80

   Financial Highlights                                                      83

   Notes to Financial Statements                                             84

OFFICERS' AND DIRECTORS' INFORMATION                                         98

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201618-0216

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA EXTENDED MARKET INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE U.S. STOCKS NOT INCLUDED IN THE S&P 500(R) INDEX AS REPRESENTED BY THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX SM. THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX MEASURES THE PERFORMANCE OF ALL SMALL- AND MID-CAP STOCKS AS MEASURED BY THE DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) LESS THE STOCKS IN THE S&P 500 INDEX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (Extended Market Portfolio), which is a separate fund advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective as the Fund. Therefore, your interest in the Extended Market Portfolio's securities is indirect, and the investment characteristics of the Fund will correspond directly to those of the Extended Market Portfolio. This type of arrangement is commonly referred to as a master-feeder structure.

The Extended Market Portfolio seeks to track, before fees and expenses, the performance of the Dow Jones U.S. Completion Total Stock Market Index as closely as possible, and normally, at least 80% of its assets will be invested in securities or other financial instruments of companies that are components of or have economic characteristics similar to the securities included in the Dow Jones U.S. Completion Total Stock Market Index.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

BlackRock Advisors, LLC
     ALAN MASON
     CHRISTOPHER BLISS, CFA, CPA
     GREG SAVAGE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE EXTENDED MARKET INDEX FUND (THE FUND) PERFORM?

    For the reporting period ended December 31, 2015, the Fund had a total return of -3.76%, while the benchmark Dow Jones U.S. Completion Total Stock Market Index(SM) (the "Benchmark Index") returned -3.42%.

o   DESCRIBE THE MARKET ENVIRONMENT.

    The year started with U.S. stock prices falling as lower oil prices punished the energy sector, and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. U.S. equities came back into favor in the spring, after a powerful rally in European equities left valuations in the United States looking more appealing by comparison. U.S. stocks continued to outperform international markets into the summer as increasing turmoil around Greece's debt troubles drove investors to the relative stability of U.S. markets.

    The second half of the year started well with strong manufacturing and construction data and merger and acquisition activity. This momentum stuttered as volatility and uncertainty became major themes through the remainder of 2015 given a sharp selloff in Chinese equities, falling oil prices, and anticipation of a rate hike from the Federal Reserve
    (the "Fed").

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Refer to page 5 for benchmark definition.

================================================================================

2  | USAA EXTENDED MARKET INDEX FUND

================================================================================

    With easy monetary policy in the beginning of 2015, many markets reached all-time highs, but hit considerable headwinds in the latter half of the year. Geopolitical strife in the Middle East and Russia, terrorist attacks in France and San Bernardino, California, slowing growth globally, oil price instability, and the Fed starting a tightening cycle were significant events that shaped 2015 market returns.

    The U.S. dollar strengthened against most major currencies for the year, posting a gain against the Canadian dollar, the Australian dollar, the euro, and the British pound. A key theme heading into 2016 is the divergence in monetary policy between the United States and the rest of the world.

o   DESCRIBE RECENT PORTFOLIO ACTIVITY.

    During the period, as changes were made to the composition of the Benchmark Index, the Master Extended Market Index Series (the Series) purchased and sold securities to maintain its objective of replicating the risks and return of the Benchmark Index.

o   DESCRIBE PORTFOLIO POSITIONING AT PERIOD END.

    The Series remains positioned to attempt to match the risk characteristics of the Benchmark Index, irrespective of the market's future direction.

INVESTING INVOLVES RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. INTERNATIONAL INVESTING INVOLVES RISKS, INCLUDING RISKS RELATED TO FOREIGN CURRENCY, LIMITED LIQUIDITY, LESS GOVERNMENT REGULATION, AND THE POSSIBILITY OF SUBSTANTIAL VOLATILITY DUE TO ADVERSE POLITICAL, ECONOMIC OR OTHER DEVELOPMENTS.

THIS MATERIAL IS NOT INTENDED TO BE RELIED UPON AS A FORECAST, RESEARCH OR INVESTMENT ADVICE, AND IS NOT A RECOMMENDATION, OFFER OR SOLICITATION TO BUY OR SELL ANY SECURITIES OR TO ADOPT ANY INVESTMENT STRATEGY. THE OPINIONS EXPRESSED ARE AS OF DECEMBER 31, 2015, AND MAY CHANGE AS SUBSEQUENT CONDITIONS VARY. THE INFORMATION AND OPINIONS CONTAINED IN THIS MATERIAL ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE, ARE NOT NECESSARILY ALL-INCLUSIVE AND ARE NOT GUARANTEED AS TO ACCURACY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS. ANY INVESTMENTS NAMED WITHIN THIS MATERIAL MAY NOT NECESSARILY BE HELD IN ANY ACCOUNTS MANAGED BY BLACKROCK. RELIANCE UPON INFORMATION IN THIS MATERIAL IS AT THE SOLE DISCRETION OF THE READER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

PREPARED BY BLACKROCK INVESTMENTS, LLC, MEMBER FINRA.

(C) 2016 BLACKROCK, INC. ALL RIGHTS RESERVED.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA EXTENDED MARKET INDEX FUND (THE FUND)
(Ticker Symbol: USMIX)


--------------------------------------------------------------------------------
                                          12/31/15                12/31/14
--------------------------------------------------------------------------------

Net Assets                             $619.6 Million          $660.9 Million
Net Asset Value Per Share                  $16.06                  $18.02


--------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                            5 YEARS                     10 YEARS

    -3.76%                             9.80%                        7.40%


--------------------------------------------------------------------------------
                           EXPENSE RATIO AS OF 12/31/14*
--------------------------------------------------------------------------------

                                      0.48%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including the Fund's share of the allocated expenses of the Master Extended Market Index Series, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

4  | USAA EXTENDED MARKET INDEX FUND

================================================================================

                   o CUMULATIVE PERFORMANCE COMPARISON o

                [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    DOW JONES U.S. COMPLETION     USAA EXTENDED MARKET INDEX
                    TOTAL STOCK MARKET INDEX*                FUND
12/31/2005                  $10,000.00                    $10,000.00
 1/31/2006                   10,656.73                     10,628.10
 2/28/2006                   10,551.09                     10,537.19
 3/31/2006                   10,952.98                     10,933.88
 4/30/2006                   10,998.05                     10,975.21
 5/31/2006                   10,523.29                     10,512.40
 6/30/2006                   10,553.45                     10,528.93
 7/31/2006                   10,255.45                     10,231.40
 8/31/2006                   10,475.52                     10,446.28
 9/30/2006                   10,571.33                     10,561.98
10/31/2006                   11,097.29                     11,082.64
11/30/2006                   11,499.04                     11,487.60
12/31/2006                   11,528.28                     11,531.18
 1/31/2007                   11,900.11                     11,912.37
 2/28/2007                   11,870.74                     11,843.06
 3/31/2007                   11,999.46                     11,964.35
 4/30/2007                   12,296.80                     12,232.92
 5/31/2007                   12,826.03                     12,744.07
 6/30/2007                   12,637.66                     12,579.46
 7/31/2007                   12,070.85                     12,033.66
 8/31/2007                   12,192.44                     12,146.29
 9/30/2007                   12,562.13                     12,527.48
10/31/2007                   12,933.61                     12,926.01
11/30/2007                   12,208.13                     12,172.28
12/31/2007                   12,150.08                     12,074.40
 1/31/2008                   11,399.99                     11,285.35
 2/29/2008                   11,153.84                     11,055.97
 3/31/2008                   10,956.17                     10,835.77
 4/30/2008                   11,553.64                     11,432.15
 5/31/2008                   12,103.95                     11,945.95
 6/30/2008                   11,196.34                     11,046.79
 7/31/2008                   11,090.86                     10,936.69
 8/31/2008                   11,306.64                     11,156.90
 9/30/2008                   10,078.03                      9,954.96
10/31/2008                    7,998.48                      7,899.74
11/30/2008                    7,087.16                      7,000.59
12/31/2008                    7,407.91                      7,323.57
 1/31/2009                    6,854.47                      6,759.47
 2/28/2009                    6,184.16                      6,098.11
 3/31/2009                    6,717.38                      6,623.30
 4/30/2009                    7,724.21                      7,615.34
 5/31/2009                    8,044.89                      7,926.57
 6/30/2009                    8,112.34                      7,984.92
 7/31/2009                    8,842.90                      8,704.64
 8/31/2009                    9,173.23                      9,035.31
 9/30/2009                    9,705.95                      9,550.78
10/31/2009                    9,180.68                      9,015.86
11/30/2009                    9,545.79                      9,375.72
12/31/2009                   10,180.75                      9,986.93
 1/31/2010                    9,936.95                      9,742.40
 2/28/2010                   10,416.56                     10,211.91
 3/31/2010                   11,179.98                     10,955.30
 4/30/2010                   11,712.22                     11,473.73
 5/31/2010                   10,832.04                     10,612.95
 6/30/2010                   10,081.58                      9,879.34
 7/31/2010                   10,779.41                     10,554.26
 8/31/2010                   10,179.79                      9,957.59
 9/30/2010                   11,337.88                     11,092.25
10/31/2010                   11,845.34                     11,581.32
11/30/2010                   12,198.54                     11,913.89
12/31/2010                   13,094.26                     12,794.15
 1/31/2011                   13,261.74                     12,946.10
 2/28/2011                   13,850.76                     13,523.51
 3/31/2011                   14,130.11                     13,797.02
 4/30/2011                   14,551.90                     14,192.08
 5/31/2011                   14,367.56                     14,009.74
 6/30/2011                   14,032.34                     13,675.46
 7/31/2011                   13,578.60                     13,239.87
 8/31/2011                   12,468.99                     12,155.96
 9/30/2011                   11,123.91                     10,849.20
10/31/2011                   12,681.34                     12,368.69
11/30/2011                   12,608.72                     12,287.65
12/31/2011                   12,602.55                     12,278.41
 1/31/2012                   13,555.16                     13,200.08
 2/29/2012                   14,100.30                     13,719.19
 3/31/2012                   14,422.60                     14,026.41
 4/30/2012                   14,316.71                     13,920.47
 5/31/2012                   13,315.60                     12,945.83
 6/30/2012                   13,736.21                     13,348.40
 7/31/2012                   13,642.02                     13,253.05
 8/31/2012                   14,112.85                     13,708.59
 9/30/2012                   14,458.45                     14,037.01
10/31/2012                   14,267.65                     13,846.32
11/30/2012                   14,477.84                     14,058.19
12/31/2012                   14,856.89                     14,422.97
 1/31/2013                   15,891.97                     15,418.40
 2/28/2013                   16,046.22                     15,559.06
 3/31/2013                   16,798.22                     16,283.99
 4/30/2013                   16,905.65                     16,381.37
 5/31/2013                   17,356.34                     16,803.35
 6/30/2013                   17,185.72                     16,630.23
 7/31/2013                   18,352.52                     17,744.68
 8/31/2013                   17,848.49                     17,246.97
 9/30/2013                   18,896.50                     18,253.22
10/31/2013                   19,444.30                     18,783.40
11/30/2013                   19,910.38                     19,237.84
12/31/2013                   20,510.05                     19,796.84
 1/31/2014                   20,139.57                     19,403.82
 2/28/2014                   21,242.03                     20,459.35
 3/31/2014                   21,088.58                     20,313.37
 4/30/2014                   20,545.97                     19,808.06
 5/31/2014                   20,855.68                     20,100.02
 6/30/2014                   21,782.42                     20,975.89
 7/31/2014                   20,815.40                     20,043.88
 8/31/2014                   21,846.35                     21,032.03
 9/30/2014                   20,737.57                     19,942.81
10/31/2014                   21,575.50                     20,751.31
11/30/2014                   21,862.12                     21,020.80
12/31/2014                   22,074.94                     21,218.90
 1/31/2015                   21,656.65                     20,806.77
 2/28/2015                   22,962.68                     22,054.94
 3/31/2015                   23,245.89                     22,313.99
 4/30/2015                   22,886.29                     21,960.73
 5/31/2015                   23,305.15                     22,349.32
 6/30/2015                   23,128.15                     22,184.46
 7/31/2015                   23,099.72                     22,125.59
 8/31/2015                   21,739.84                     20,830.32
 9/30/2015                   20,686.93                     19,805.87
10/31/2015                   21,825.30                     20,912.74
11/30/2015                   22,186.68                     21,254.22
12/31/2015                   21,320.10                     20,421.27

                                 [END CHART]

                       Data from 12/31/05 to 12/31/15.

The graph illustrates how a $10,000 hypothetical investment in the USAA Extended Market Index Fund closely tracks the Dow Jones U.S. Completion Total Stock Market Index, which is a market-capitalization-weighted index of approximately 3,500 U.S. equity securities. It includes all the stocks in the Dow Jones U.S. Total Stock Market Index except for stocks included in the S&P 500 Index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The Dow Jones U.S. Completion Total Stock Market Index is a subset of the Dow Jones U.S. Total Stock Market Index that excludes components of the S&P 500 Index. The Dow Jones U.S. Total Stock Market Index is an all-inclusive measure composed of all U.S. equity securities with readily available prices. This broad index is divided according to stock-size segment, style, and sector to create distinct sub-indexes that track every major segment of the market.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

Dow Jones U.S. Completion Total Stock Market Index is a service mark of Dow Jones & Company, Inc. Dow Jones does not have any relationship to the Fund other than the licensing and sublicensing of the Dow Jones U.S. Completion Total Stock Market Index and its service marks for use in connection with the Fund.
o Dow Jones does not sponsor, endorse, sell, or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Fund; have any responsibility or liability for the administration, management, or marketing of the Fund; consider the needs of the Fund or the owners of the Fund in determining, composing, or calculating the Dow Jones U.S. Completion Total Stock Market Index, or have any obligation to do so.

Dow Jones will have no liability in connection with the Fund. Specifically, Dow Jones makes no warranty, express or implied, and Dow Jones disclaims any warranty about: the results to be obtained by the Fund, the owner of the Fund, or any other person in connection with the use of the Dow Jones U.S. Completion Total Stock Market Index and the data included in the Dow Jones U.S. Completion Total Stock Market Index; the accuracy or completeness of the Dow Jones U.S. Completion Total Stock Market Index and any related data; the merchantability and the fitness for a particular purpose or use of the Dow Jones U.S. Completion Total Stock Market Index and/or its related data; Dow Jones will have no liability for any errors, omissions, or interruptions in the Dow Jones U.S. Completion Total Stock Market Index or related data; under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special, or consequential damages or losses, even if Dow Jones knows that they might occur.
o The licensing agreement between BlackRock Advisors, LLC (or its predecessor), and Dow Jones, and the sublicensing agreement between the Fund and BlackRock Advisors, LLC (or its predecessor), are solely for the benefit of the parties to these agreements and not for the benefit of the owners of the USAA Extended Market Index Fund or any other third parties.

================================================================================

6  | USAA EXTENDED MARKET INDEX FUND

================================================================================

                             o TOP 10 HOLDINGS - 12/31/15 o
                                  (% of Net Assets)*

LinkedIn Corp., Class A ..................................................  0.6%
Liberty Global PLC, Series C .............................................  0.6%
Tesla Motors, Inc. .......................................................  0.5%
Incyte Corp. .............................................................  0.4%
Biomarin Pharmaceutical, Inc. ............................................  0.4%
Las Vegas Sands Corp. ....................................................  0.4%
Charter Communications, Inc. Class A .....................................  0.3%
Citizens Financial Group, Inc. ...........................................  0.3%
Twitter, Inc. ............................................................  0.3%
SBA Communications Corp., Class A ........................................  0.3%

                             o TOP 10 INDUSTRY SECTORS - 12/31/15 o
                                  (% of Net Assets)*

Real Estate Investment Trusts (REITs) ...................................  9.0%
Software & Computer Services ............................................  7.3%
Banks ...................................................................  6.5%
Pharmaceuticals & Biotechnology .........................................  6.5%
Health Care Equipment & Services ........................................  5.4%
Support Services ........................................................  4.9%
Media ...................................................................  4.5%
Travel & Leisure ........................................................  4.6%
General Retailers .......................................................  4.4%
Financial Services ......................................................  4.1%

* Percentages are of the net assets of the Master Extended Market Index Series (the Series), not the net assets of the Fund.

You will find a complete list of securities that the Series owns on pages 33-79.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2015:

              DIVIDEND RECEIVED      QUALIFIED DIVIDEND         LONG-TERM
            DEDUCTION (CORPORATE    INCOME (NON-CORPORATE      CAPITAL GAIN      QUALIFIED INTEREST
             SHAREHOLDERS)(1)           SHAREHOLDERS)(1)      DISTRIBUTIONS(2)          INCOME
            ---------------------------------------------------------------------------------------
                  71.47%                    77.22%               $38,859,870         $9,603
            ---------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

8  | USAA EXTENDED MARKET INDEX FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EXTENDED MARKET INDEX FUND:

We have audited the accompanying statement of assets and liabilities, of the USAA Extended Market Index Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the Master Extended Market Index Series. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Extended Market Index Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 23, 2016

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investment in Master Extended Market Index Series, at fair value                    $619,746,219
   Receivables:
       Capital shares sold                                                                  351,220
       USAA Transfer Agency Company (Note 4C)                                                   353
                                                                                       ------------
          Total assets                                                                  620,097,792
                                                                                       ------------
LIABILITIES
   Payables:
      Capital shares redeemed                                                               352,491
   Accrued transfer agent's fees                                                             22,521
   Other accrued expenses and payables                                                       98,348
                                                                                       ------------
          Total liabilities                                                                 473,360
                                                                                       ------------
              Net assets applicable to capital shares outstanding                      $619,624,432
                                                                                       ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                                      $478,737,498
  Accumulated undistributed net investment income                                           776,568
  Accumulated net realized gain on investments and futures transactions                   2,797,811
  Net unrealized appreciation of investments and futures contracts                      137,312,556
  Net unrealized depreciation of foreign currency translations                                   (1)
                                                                                       ------------
              Net assets applicable to capital shares outstanding                      $619,624,432
                                                                                       ============
  Capital shares outstanding                                                             38,590,139
                                                                                       ============
  Net asset value, redemption price, and offering price per share                      $      16.06
                                                                                       ============

See accompanying notes to financial statements and accompanying financial statements of the Master Extended Market Index Series (the Series) attached.

================================================================================

10  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STATEMENT OF OPERATIONS

Year ended December 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Allocated from Master Extended Market Index Series:
   Dividends - unaffiliated                                                            $  8,084,144
   Foreign taxes withheld                                                                   (11,609)
   Securities lending - affiliated                                                          773,730
   Dividends - affiliated                                                                    14,199
                                                                                       ------------
       Total income                                                                       8,860,464
           Expenses (Note 4B)                                                              (426,795)
                                                                                       ------------
   Net allocated investment income                                                        8,433,669
                                                                                       ------------
FUND EXPENSES
   Administration and servicing fees                                                      1,658,557
   Transfer agent's fees                                                                    786,663
   Custody and accounting fees                                                                6,656
   Postage                                                                                   39,143
   Shareholder reporting fees                                                                40,122
   Trustees' fees                                                                            27,200
   Registration fees                                                                         44,578
   Professional fees                                                                        137,800
   Other                                                                                     15,000
                                                                                       ------------
       Total Fund expenses                                                                2,755,719
                                                                                       ------------
NET INVESTMENT INCOME                                                                     5,677,950
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS ALLOCATED FROM MASTER
EXTENDED MARKET INDEX SERIES
   Net realized gain (loss) on:
       Investment transactions                                                           41,473,730
       Futures transactions                                                                 (22,157)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                      (71,258,855)
       Foreign currency translations                                                             (1)
       Futures contracts                                                                   (435,477)
                                                                                       ------------
           Net allocated realized and unrealized loss on investments
                and futures contracts                                                   (30,242,760)
                                                                                       ------------
   Decrease in net assets resulting from operations                                    $(24,564,810)
                                                                                       ============

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

                                                      FINANCIAL STATEMENTS |  11

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Years ended December 31,

--------------------------------------------------------------------------------------------------------

                                                                                  2015              2014
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $  5,677,950      $  6,037,035
   Net realized gain on investments                                         41,473,730        18,870,012
   Net realized gain (loss) on futures transactions                            (22,157)        2,090,157
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                         (71,258,855)       18,177,722
       Foreign currency translations                                                (1)                -
       Futures contracts                                                      (435,477)         (516,762)
                                                                          ------------------------------
       Increase (decrease) in net assets resulting
           from operations                                                 (24,564,810)       44,658,164
                                                                          ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                    (5,578,764)       (5,994,862)
   Net realized gains                                                      (41,089,807)      (24,612,434)
                                                                          ------------------------------
       Distributions to shareholders                                       (46,668,571)      (30,607,296)
                                                                          ------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                74,606,931       107,613,549
   Reinvested dividends                                                     45,996,730        30,028,873
   Cost of shares redeemed                                                 (90,676,428)     (106,501,843)
                                                                          ------------------------------
       Increase in net assets from
           capital share transactions                                       29,927,233        31,140,579
                                                                          ------------------------------
   Net increase (decrease) in net assets                                   (41,306,148)       45,191,447

NET ASSETS
   Beginning of year                                                       660,930,580       615,739,133
                                                                          ------------------------------
   End of year                                                            $619,624,432      $660,930,580
                                                                          ==============================
Accumulated undistributed net investment income:
   End of year                                                            $    776,568      $    832,065
                                                                          ==============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                               4,083,753         6,006,461
   Shares issued for dividends reinvested                                    2,830,556         1,676,002
   Shares redeemed                                                          (5,002,682)       (5,929,127)
                                                                          ------------------------------
       Increase in shares outstanding                                        1,911,627         1,753,336
                                                                          ==============================

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

12  | USAA EXTENDED MARKET INDEX FUND

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below are selected ratios and supplemental data for the periods indicated for the USAA Extended Market Index Fund.

                                                                YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------------
                                          2015             2014           2013           2012           2011
                                      ----------------------------------------------------------------------
Net asset value at
  beginning of period                 $  18.02         $  17.63       $  13.33       $  11.59       $  12.63
                                      ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                    .14              .16            .13            .19            .11
  Net realized and unrealized
    gain (loss) on investments
    and futures transactions              (.81)            1.09           4.82           1.83           (.63)(b)
                                      ----------------------------------------------------------------------
Total from investment operations          (.67)            1.25           4.95           2.02           (.52)
                                      ----------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.15)            (.16)          (.13)          (.19)          (.09)
  Realized capital gains                 (1.14)            (.70)          (.52)          (.09)          (.43)
                                      ----------------------------------------------------------------------
Total distributions                      (1.29)            (.86)          (.65)          (.28)          (.52)
                                      ----------------------------------------------------------------------
Net asset value at end of period      $  16.06         $  18.02       $  17.63       $  13.33       $  11.59
                                      ======================================================================
Total return (%)*                        (3.76)            7.18          37.26          17.47          (4.03)
Net assets at end of period (000)     $619,624         $660,930       $615,739       $398,395       $353,660
Ratios to average net assets:**
Expenses, including expenses of
    the Master Extended Market
    Index Series (%)(a)                    .48(c)           .48            .50            .50            .50
  Expenses before reimbursements,
    including expenses of the
    Master Extended Market
    Index Series (%)(a)                    .48              .48            .51            .65            .75
  Net investment income (%)                .86              .94            .89           1.45            .87
Portfolio turnover (%)***                   14               10             18             12             12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2015, average net assets were $663,408,588.
*** Represents the portfolio turnover of the Master Extended Market Index Series
    (the Series).
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                             -                -           (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Reflected a net realized and unrealized loss per share, whereas the
    Statement of Operations reflected a net realized and unrealized gain for the period. The difference in realized and unrealized gains and losses was due to the timing of sales and repurchases of shares in relation to fluctuating market values for the portfolio.
(c) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.50% of the Fund's average net assets.

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  13

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Extended Market Index Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's primary investment objective is to seek to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones U.S. Completion Total Stock Market Index.

USAA Asset Management Company (the Manager), an affiliate of the Fund, attempts to achieve this objective by investing all of the Fund's investable assets in the Master Extended Market Index Series (the Series) of the Quantitative Master Series LLC (Master LLC), which is a separate open-end investment management company advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective. At December 31, 2015, the Fund's investment was 99.9% of the Series.

The financial statements of the Series, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

A. VALUATION OF INVESTMENTS - The Fund records its investment in the Series at fair value, which reflects its proportionate interest in the net assets of the Series. Valuation of the securities held by the Series is discussed in
    Note 2 of the Series' Notes to Financial Statements included elsewhere in this report.

================================================================================

14  | USAA EXTENDED MARKET INDEX FUND

================================================================================

B. FAIR VALUE MEASUREMENTS - Refer to the Schedule of Investments of the Series for a discussion of fair value measurements and a summary of the inputs used to value the Series' assets.

C. DERIVATIVE FINANCIAL INSTRUMENTS - Refer to Note 5 in the Series' Notes to Financial Statements for a discussion of derivative financial instruments and how they are accounted for in the Series' financial statements.

D. INVESTMENT INCOME AND EXPENSES - The Fund records daily its pro rata share of the Series' income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2015, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the year ended December 31, 2015, the Fund paid CAPCO facility fees of $3,479, which represents 0.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for distribution adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated

================================================================================

16  | USAA EXTENDED MARKET INDEX FUND

================================================================================

undistributed net investment income and increase accumulated net realized gain on investments by $154,683. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2015, and 2014, was as follows:

                                                    2015                 2014
                                               ---------------------------------
Ordinary income*                               $ 7,808,701           $11,116,685
Long-term realized capital gain                 38,859,870            19,490,611
                                               -----------           -----------
   Total distributions paid                    $46,668,571           $30,607,296
                                               -----------           -----------

As of December 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $    836,160
Undistributed long-term capital gains                                  4,765,081
Unrealized appreciation of investments                               135,285,693

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, partnership basis, passive foreign investment company and mark-to-market adjustments.

Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income and the Fund's pro rata share of the Series' realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. ADMINISTRATION AND SERVICING FEES - The Manager provides administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.25% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,658,557.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees (the Board) has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2015, the Fund reimbursed the Manager $16,592 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

    Out of the administration and servicing fees received from the Fund, the Manager pays BlackRock up to 0.10% for subadministration services provided on the Manager's behalf. For the year ended December 31, 2015, the Manager incurred subadministration fees, paid or payable to BlackRock, of $279,059.

B. EXPENSE LIMITATION - The Manager agreed, through May 1, 2015, to limit the total annual operating expenses of the Fund to 0.50% of the Fund's average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. Effective May 1, 2015, the Manager terminated this agreement. For the year ended December 31, 2015, the Fund did not incur reimbursable expenses. Additionally, the expenses allocated to the Fund from the Series included fees waived by BlackRock Advisors, LLC of $9,674. Refer to Note 6 in the Series' Notes to Financial Statements.

================================================================================

18  | USAA EXTENDED MARKET INDEX FUND

================================================================================

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agency services to the Fund based on an annual charge of $23 per shareholder account, plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended December 31, 2015, the Fund incurred transfer agent's fees paid or payable to SAS, of $786,663. At December 31, 2015, the Fund recorded a receivable of $353 for SAS adjustments to income distributions payable.

D. UNDERWRITING AGREEMENT - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no fee or other compensation for these services.

E. MANAGEMENT AGREEMENT - The Manager serves as investment adviser to the Fund pursuant to a Management Agreement and is responsible for monitoring the services provided to the Series by BlackRock. While the Fund maintains its investment in the Series, the Manager receives no fee from the Fund for the monitoring service performed on its behalf.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

EXPENSE EXAMPLE

December 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including administration fees, transfer agency fees, expenses allocated to the Fund by the Master Extended Market Index Series, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2015, through December 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line in the table labeled "hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

20  | USAA EXTENDED MARKET INDEX FUND

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                           BEGINNING             ENDING             DURING PERIOD*
                                         ACCOUNT VALUE        ACCOUNT VALUE          JULY 1, 2015-
                                          JULY 1, 2015      DECEMBER 31, 2015      DECEMBER 31, 2015
                                         -----------------------------------------------------------
Actual                                     $1,000.00            $ 920.50                  $2.32

Hypothetical
 (5% return before expenses)                1,000.00            1,022.79                   2.45

*Expenses are equal to the Fund's annualized expense ratio of 0.48%, which includes the Fund's share of the allocated expenses of the Master Extended Market Index Series, and is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (7.95)% for the six-month period of July 1, 2015, through December 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  21

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

22  | USAA EXTENDED MARKET INDEX FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  23

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' of experience as a Board Member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. AIM Management Group, Inc. (10/87-01/06), an investment fund manager, where she served as a Director of Financial Planning and Analysis and Chief Financial Officer. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board Member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

24  | USAA EXTENDED MARKET INDEX FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  25

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in November 2008.
    (9) Ms. Hawley was designated as an Audit and Compliance Committee Financial Expert by the Funds' Board in September 2014.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

26  | USAA EXTENDED MARKET INDEX FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  27

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

28  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  29

                                    Annual report of the
                           MASTER EXTENDED MARKET INDEX SERIES
                       in which the USAA EXTENDED MARKET INDEX FUND
                                         invests

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF QUANTITATIVE MASTER SERIES LLC AND THE SHAREHOLDERS OF MASTER EXTENDED MARKET INDEX SERIES:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Extended Market Index Series, one of the series constituting Quantitative Master Series LLC (the "Series") as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Extended Market Index Series of Quantitative Master Series LLC as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  31

================================================================================

PORTFOLIO INFORMATION AS OF DECEMBER 31, 2015

--------------------------------------------------------------------------------
                                                                    PERCENT OF
SECTOR ALLOCATION                                                   NET ASSETS
--------------------------------------------------------------------------------
Financials                                                              25%
Technology                                                              16
Consumer Discretionary                                                  16
Health Care                                                             13
Industrial                                                              13
Materials                                                                4
Utilities                                                                3
Energy                                                                   3
Consumer Staples                                                         3
Telecommunications                                                       1
Short-Term Securities                                                    4
Liabilities in Excess of Other Assets                                   (1)
--------------------------------------------------------------------------------

For Series compliance purposes, the Series' sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
DERIVATIVE FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------
The Series may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Series' ability to use a derivative financial instrument successfully depends on the investment advisor's ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Series can realize on an investment and/or may result in lower distributions paid to shareholders. The Series' investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

================================================================================

32  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

SCHEDULE OF INVESTMENTS

December 31, 2015

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE - 1.7%
    4,851     AAR Corp.                                       $    127,533
    9,549     Aerojet Rocketdyne Holdings, Inc.(a)                 149,537
    3,384     Aerovironment, Inc.(a)                                99,727
    3,142     Astronics Corp.(a)                                   127,911
   15,746     B/E Aerospace, Inc.                                  667,158
   15,403     BWX Technologies, Inc.                               489,353
    2,281     CPI Aerostructures, Inc.(a)                           22,194
    3,115     Cubic Corp.                                          147,184
    6,539     Curtiss-Wright Corp.                                 447,922
    1,874     Ducommun, Inc.(a)                                     30,396
    2,637     Engility Holdings, Inc.                               85,650
    4,264     Esterline Technologies Corp.(a)                      345,384
    2,210     HEICO Corp.                                          120,136
    6,023     HEICO Corp., Class A                                 296,332
   14,187     Hexcel Corp.                                         658,986
    6,951     Huntington Ingalls Industries, Inc.                  881,734
    4,600     Innovative Solutions & Support, Inc.(a)               12,696
    7,865     KLX, Inc.(a)                                         242,163
    7,970     Kratos Defense & Security Solutions, Inc.(a)          32,677
    2,720     LMI Aerospace, Inc.(a)                                27,390
    3,277     Mantech International Corp., Class A                  99,096
    4,945     Moog, Inc., Class A(a)                               299,667
    8,656     Orbital ATK, Inc.                                    773,327
    3,324     RBC Bearings, Inc.(a)                                214,697
    8,345     Smith & Wesson Holding Corp.(a)                      183,423
   18,764     Spirit Aerosystems Holdings, Inc., Class A(a)        939,514
    2,841     Sturm Ruger & Co., Inc.                              169,352
    8,193     Taser International, Inc.(a)                         141,657
    5,177     Teledyne Technologies, Inc.(a)                       459,200
    7,847     TransDigm Group, Inc.(a)                           1,792,647
    7,156     Triumph Group, Inc.                                  284,451
      644     VSE Corp.                                             40,044
                                                              ------------
                                                                10,409,138
                                                              ------------
ALTERNATIVE ENERGY - 0.1%
    3,787     Aemetis, Inc.(a)(b)                                   10,982
    8,820     Amyris, Inc.(a)(b)                                    14,288
   10,274     Ascent Solar Technologies, Inc.(a)                     1,499
    5,033     Enphase Energy, Inc.(a)(b)                            17,666
    3,805     FuelCell Energy, Inc.(a)(b)                           18,873
      837     Green Brick Partners, Inc.(a)                          6,026
    5,207     Green Plains, Inc.                                   119,240
    3,416     MagneGas Corp.(a)                                      5,500
    1,146     Ocean Power Technologies, Inc.(a)                      2,407
    8,739     Pattern Energy Group, Inc.                           182,733
   26,664     Plug Power, Inc.(a)(b)                                56,261
    5,628     Renewable Energy Group, Inc.(a)                       52,284
      921     REX American Resources Corp.(a)                       49,798
   13,122     Solazyme, Inc.(a)(b)                                  32,543
    7,815     SunPower Corp.(a)                                    234,528
                                                              ------------
                                                                   804,628
                                                              ------------
AUTOMOBILES & PARTS - 2.1%
     25,654   Allison Transmission Holdings, Inc.                  664,182
     11,370   American Axle & Manufacturing Holdings, Inc.(a)      215,348

PORTFOLIO ABBREVIATIONS
S&P  Standard and Poor's

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
   12,841     Autoliv, Inc.                                   $  1,602,171
    7,482     Cooper Tire & Rubber Co.                             283,194
    2,584     Cooper-Standard Holding, Inc.(a)                     200,492
   21,780     Dana Holding Corp.                                   300,564
    4,690     Dorman Products, Inc.(a)                             222,634
    4,135     Federal-Mogul Corp.(a)                                28,325
    2,808     Fuel Systems Solutions, Inc.(a)                       13,731
   42,599     Gentex Corp.                                         682,010
    5,419     Gentherm, Inc.(a)                                    256,861
   11,056     Lear Corp.                                         1,358,008
   44,840     LKQ Corp.(a)                                       1,328,609
    6,073     LoJack Corp.(a)                                       33,766
    6,807     Modine Manufacturing Co.(a)                           61,603
    2,943     Motorcar Parts of America, Inc.(a)                    99,503
    2,952     Standard Motor Products, Inc.                        112,324
    4,259     Stoneridge, Inc.(a)                                   63,033
      573     Strattec Security Corp.                               32,369
    3,414     Superior Industries International, Inc.               62,886
    8,465     Tenneco, Inc.(a)                                     388,628
   14,633     Tesla Motors, Inc.(a)                              3,512,066
    6,931     Titan International, Inc.                             27,308
    3,363     Tower International, Inc.                             96,081
    7,139     U.S. Auto Parts Network, Inc.(a)                      20,989
    5,596     Visteon Corp.(a)                                     640,742
    7,941     WABCO Holdings, Inc.(a)                              812,047
                                                              ------------
                                                                13,119,474
                                                              ------------
BANKS - 6.5%
    2,325     1st Source Corp.                                      71,773
    1,517     Ameriana Bancorp                                      34,770
    2,205     American National Bankshares, Inc.                    56,470
    4,285     Ameris Bancorp                                       145,647
    2,125     Ames National Corp.                                   51,616
    2,712     Arrow Financial Corp.                                 73,685
   21,746     Associated Banc-Corp                                 407,737
   13,130     Astoria Financial Corp.                              208,110
    5,336     Banc of California, Inc.                              78,012
    1,174     BancFirst Corp.                                       68,820
    2,128     Bancorp of New Jersey, Inc.                           23,834
    6,496     Bancorp, Inc.(a)                                      41,380
   12,177     BancorpSouth, Inc.                                   292,126
    7,238     Bank Mutual Corp.                                     56,456
    6,247     Bank of Hawaii Corp.                                 392,936
    1,247     Bank of Marin Bancorp                                 66,590
   11,427     Bank of the Ozarks, Inc.                             565,179
    3,939     BankFinancial Corp.                                   49,750
   15,160     BankUnited, Inc.                                     546,670
    3,084     Banner Corp.                                         141,432
    1,552     Bar Harbor Bankshares                                 53,420
    3,436     BCB Bancorp, Inc.                                     35,734
    2,595     Bear State Financial, Inc.(a)(b)                      28,104
   12,843     Beneficial Bancorp, Inc.(a)                          171,069
    4,850     Berkshire Hills Bancorp, Inc.                        141,183
    5,419     BNC Bancorp                                          137,534
    8,936     BofI Holding, Inc.(a)                                188,103
    3,095     BOK Financial Corp.                                  185,050
   12,591     Boston Private Financial Holdings, Inc.              142,782
    2,180     Bridge Bancorp, Inc.                                  66,337
   11,463     Brookline Bancorp, Inc.                              131,824
    2,983     Bryn Mawr Bank Corp.                                  85,672
      882     California First National Bancorp                     11,475
    1,576     Camden National Corp.                                 69,486
    3,648     Cape Bancorp, Inc.                                    45,345
    4,494     Capital Bank Financial Corp., Class A                143,718
    2,343     Capital City Bank Group, Inc.                         35,965
   18,668     Capitol Federal Financial, Inc.                      234,470
    5,232     Cardinal Financial Corp.                             119,028
    7,559     Cascade Bancorp(a)                                    45,883
   10,846     Cathay General Bancorp                               339,805
    7,831     Centerstate Banks, Inc.                              122,555
    4,905     Central Pacific Financial Corp.                      108,008
      997     Century Bancorp, Inc., Class A                        43,330
    5,643     Chemical Financial Corp.                             193,386

================================================================================

34  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    2,450     Chicopee Bancorp, Inc.                          $     42,483
    2,833     Citizens & Northern Corp.                             59,493
   77,656     Citizens Financial Group, Inc.                     2,033,811
    2,469     City Holding Co.                                     112,685
    1,968     Civista Bancshares, Inc.                              25,249
    4,768     Clifton Bancorp, Inc.                                 68,373
    2,894     CNB Financial Corp.                                   52,179
    6,271     CoBiz Financial, Inc.                                 84,157
      463     Colony Bankcorp, Inc.(a)                               4,496
    8,543     Columbia Banking System, Inc.                        277,733
   12,367     Commerce Bancshares, Inc.                            526,092
    6,093     Community Bank System, Inc.                          243,354
    2,821     Community Trust Bancorp, Inc.                         98,622
    2,905     CommunityOne Bancorp(a)                               39,130
    4,852     ConnectOne Bancorp, Inc.                              90,684
    8,160     Cullen/Frost Bankers, Inc.                           489,600
    1,701     Customers Bancorp, Inc.(a)                            46,301
   14,284     CVB Financial Corp.                                  241,685
    5,246     Dime Community Bancshares, Inc.                       91,753
    4,741     Eagle Bancorp, Inc.(a)                               239,278
   21,080     East West Bancorp, Inc.                              876,085
    2,546     Eastern Virginia Bankshares, Inc.                     18,280
    1,601     Enterprise Bancorp, Inc.                              36,583
    3,377     Enterprise Financial Services Corp.                   95,738
    3,300     ESSA Bancorp, Inc.                                    45,144
    1,739     Farmers Capital Bank Corp.(a)                         47,144
    3,242     Fidelity Southern Corp.                               72,329
    2,741     Financial Institutions, Inc.                          76,748
    2,552     First Bancorp, Inc.                                   52,239
    3,105     First Bancorp, North Carolina                         58,188
   17,284     First BanCorp, Puerto Rico(a)                         56,173
    4,150     First Busey Corp.                                     85,615
    1,312     First Citizens BancShares, Inc., Class A             338,719
   13,854     First Commonwealth Financial Corp.                   125,656
    3,087     First Community Bancshares, Inc.                      57,511
    3,756     First Connecticut Bancorp, Inc.                       65,392
    1,962     First Defiance Financial Corp.                        74,124
    9,179     First Financial Bancorp                              165,865
    9,434     First Financial Bankshares, Inc.                     284,624
    2,125     First Financial Corp.                                 72,186
    3,414     First Financial Northwest, Inc.                       47,659
   34,284     First Horizon National Corp.                         497,804
    2,871     First Interstate Bancsystem, Inc.                     83,460
    5,965     First Merchants Corp.                                151,630
   11,596     First Midwest Bancorp, Inc.                          213,714
      284     First NBC Bank Holding Co.(a)                         10,619
   51,868     First Niagara Financial Group, Inc.                  562,768
    2,494     First of Long Island Corp.                            74,820
   20,976     First Republic Bank                                1,385,675
    3,052     First South Bancorp, Inc.                             26,125
    2,396     First United Corp.(a)                                 27,794
   23,916     FirstMerit Corp.                                     446,033
    3,391     Flagstar Bancorp, Inc.(a)                             78,366
    4,602     Flushing Financial Corp.                              99,587
   25,576     FNB Corp.                                            341,184
    3,031     Fox Chase Bancorp, Inc.                               61,499
   25,185     Fulton Financial Corp.                               327,657
    2,419     German American Bancorp, Inc.                         80,601
   11,034     Glacier Bancorp, Inc.                                292,732
    1,720     Great Southern Bancorp, Inc.                          77,847
    7,597     Great Western Bancorp, Inc.                          220,465
    3,466     Greene County Bancshares, Inc.                             -
    3,221     Guaranty Bancorp                                      53,275

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

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
--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    8,046     Hampton Roads Bankshares, Inc.(a)               $     14,805
   10,974     Hancock Holding Co.                                  276,216
    5,135     Hanmi Financial Corp.                                121,802
    2,648     Heartland Financial USA, Inc.                         83,041
    4,396     Heritage Commerce Corp.                               52,576
    5,517     Heritage Financial Corp.                             103,940
    1,907     HMN Financial, Inc.(a)                                22,178
    2,032     Home Bancorp, Inc.                                    52,791
    8,747     Home BancShares, Inc.                                354,428
      934     HomeStreet, Inc.(a)                                   20,277
    4,105     HomeTrust Bancshares, Inc.(a)                         83,126
    2,007     Horizon Bancorp                                       56,116
    4,836     Iberiabank Corp.                                     266,319
    4,043     Independent Bank Corp., Massachusetts                188,080
    4,221     Independent Bank Corp., Michigan                      64,286
    7,746     International Bancshares Corp.                       199,072
   51,649     Investors Bancorp, Inc.                              642,514
    4,495     Kearny Financial Corp.                                56,952
    6,073     Lakeland Bancorp, Inc.                                71,601
    2,799     Lakeland Financial Corp.                             130,489
    6,540     LegacyTexas Financial Group, Inc.                    163,631
    6,531     Macatawa Bank Corp.                                   39,513
    3,542     MainSource Financial Group, Inc.                      81,041
   10,080     MB Financial, Inc.                                   326,290
    3,191     Mercantile Bank Corp.                                 78,307
    1,376     Merchants Bancshares, Inc.                            43,330
    7,399     Meridian Bancorp, Inc.                               104,326
    2,347     Metro Bancorp, Inc.                                   73,649
    2,061     MidSouth Bancorp, Inc.                                18,714
    1,520     MidWestOne Financial Group, Inc.                      46,223
    1,697     MutualFirst Financial, Inc.                           42,289
    5,381     National Bank Holdings Corp., Class A                114,992
    1,700     National Bankshares, Inc.                             60,418
   20,919     National Penn Bancshares, Inc.                       257,931
    6,464     NBT Bancorp, Inc.                                    180,216
   64,836     New York Community Bancorp, Inc.                   1,058,124
    7,293     NewBridge Bancorp                                     88,829
    7,976     Northfield Bancorp, Inc.                             126,978
    1,757     Northrim BanCorp, Inc.                                46,736
   15,090     Northwest Bancshares, Inc.                           202,055
      859     Norwood Financial Corp.                               24,662
    2,939     OceanFirst Financial Corp.                            58,868
    7,031     OFG Bancorp                                           51,467
    1,099     Ohio Valley Banc Corp.                                27,222
   16,667     Old National Bancorp                                 226,005
    6,505     Old Second Bancorp, Inc.(a)                           50,999
      598     Opus Bank                                             22,108
    6,327     Oritani Financial Corp.                              104,396
    2,093     Orrstown Financial Services, Inc.                     37,632
    3,946     Pacific Continental Corp.                             58,716
      789     Pacific Premier Bancorp, Inc.(a)                      16,766
   15,141     PacWest Bancorp                                      652,577
    1,932     Park National Corp.                                  174,807
    9,934     Park Sterling Corp.                                   72,717
    2,576     Peapack Gladstone Financial Corp.                     53,117
    1,209     Penns Woods Bancorp, Inc.                             51,334
    1,497     Peoples Bancorp of North Carolina, Inc.               28,907
    3,210     Peoples Bancorp, Inc.                                 60,476
    1,245     Peoples Financial Corp.(a)                            11,330
    5,097     Pinnacle Financial Partners, Inc.                    261,782
   15,112     Popular, Inc.                                        428,274
    6,148     Porter Bancorp, Inc.(a)                                8,669
    2,333     Preferred Bank                                        77,036
   11,605     PrivateBancorp, Inc.                                 476,037
    9,413     Prosperity Bancshares, Inc.                          450,506
    2,303     Provident Financial Holdings, Inc.                    43,504
    8,649     Provident Financial Services, Inc.                   174,277
    2,837     Pulaski Financial Corp.                               45,279
    5,565     Renasant Corp.                                       191,492

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36  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    1,667     Republic Bancorp, Inc.,  Class A                $     44,025
    9,649     Republic First Bancorp, Inc.(a)                       41,780
    8,387     Riverview Bancorp, Inc.                               39,335
    5,190     S&T Bancorp, Inc.                                    159,956
    3,931     Sandy Spring Bancorp, Inc.                           105,980
    4,770     Seacoast Banking Corp. of Florida(a)                  71,455
    3,175     ServisFirst Bancshares, Inc.                         150,908
    3,680     Shore Bancshares, Inc.                                40,038
    2,508     Sierra Bancorp                                        44,266
    7,555     Signature Bank(a)                                  1,158,710
    4,197     Simmons First National Corp., Class A                215,558
    3,633     South State Corp.                                    261,394
    3,909     Southside Bancshares, Inc.                            93,894
    3,696     Southwest Bancorp, Inc.                               64,606
    5,894     State Bank Financial Corp.                           123,951
   18,367     Sterling Bancorp                                     297,913
    2,552     Stock Yards Bancorp, Inc.                             96,440
    2,452     Suffolk Bancorp                                       69,514
    2,289     Summit Financial Group, Inc.                          27,216
    2,292     Sun Bancorp, Inc.(a)                                  47,307
    7,613     SVB Financial Group(a)                               905,186
   19,459     Synovus Financial Corp.                              630,082
    9,264     Talmer Bancorp, Inc., Class A                        167,771
   24,414     TCF Financial Corp.                                  344,726
    2,198     Territorial Bancorp, Inc.                             60,973
    6,837     Texas Capital Bancshares, Inc.(a)                    337,885
   10,626     TFS Financial Corp.                                  200,088
    2,027     Tompkins Financial Corp.                             113,836
    7,726     TowneBank                                            161,242
    3,317     Trico Bancshares                                      91,018
   14,741     TrustCo Bank Corp. NY                                 90,510
    9,709     Trustmark Corp.                                      223,695
    5,958     UMB Financial Corp.                                  277,345
   31,941     Umpqua Holdings Corp.                                507,862
    7,003     Union Bankshares Corp.                               176,756
    3,115     United Bancorp, Inc.                                  29,904
    9,354     United Bankshares, Inc.                              346,004
    8,915     United Community Banks, Inc.                         173,753
   11,244     United Community Financial Corp.                      66,340
    8,517     United Financial Bancorp, Inc.                       109,699
    4,012     United Security Bancshares(a)                         21,423
    3,005     Univest Corp. of Pennsylvania                         62,684
   33,096     Valley National Bancorp                              325,996
   13,426     Washington Federal, Inc.                             319,942
    2,472     Washington Trust Bancorp, Inc.                        97,693
    5,849     Waterstone Financial, Inc.                            82,471
   13,343     Webster Financial Corp.                              496,226
    5,376     WesBanco, Inc.                                       161,388
    3,190     West Bancorporation., Inc.                            63,003
    3,773     Westamerica BanCorp                                  176,388
   13,567     Western Alliance Bancorp(a)                          486,513
    4,895     Westfield Financial, Inc.                             41,118
   11,170     Wilshire Bancorp, Inc.                               129,014
    6,909     Wintrust Financial Corp.                             335,225
    4,170     WSFS Financial Corp.                                 134,941
    4,397     Yadkin Financial Corp.                               110,672
      633     Your Community Bankshares, Inc.                       19,952
                                                              ------------
                                                                40,173,807
                                                              ------------
BEVERAGES - 0.1%
    1,364     Boston Beer Co., Inc., Class A(a)                    275,405
      720     Coca-Cola Bottling Co. Consolidated                  131,407
    1,760     Craft Brew Alliance, Inc.(a)                          14,731
    1,810     National Beverage Corp.(a)                            82,247
    4,659     Primo Water Corp.(a)                                  37,272
    2,312     Willamette Valley Vineyards, Inc.(a)                  16,369
                                                              ------------
                                                                   557,431
                                                              ------------

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                                                   SCHEDULE OF INVESTMENTS |  37

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
CHEMICALS - 2.1%
    4,402     A. Schulman, Inc.                               $    134,877
    4,429     Aceto Corp.                                          119,494
   16,453     Albemarle Corp.                                      921,533
    3,882     American Vanguard Corp.                               54,387
    9,272     Ashland, Inc.                                        952,234
   20,055     Axalta Coating Systems Ltd.(a)                       534,466
   10,170     Axiall Corp.                                         156,618
    4,662     Balchem Corp.                                        283,450
    8,974     Cabot Corp.                                          366,857
    7,617     Calgon Carbon Corp.                                  131,393
    4,820     Cambrex Corp.(a)                                     226,974
   21,396     Celanese Corp., Series A                           1,440,593
    1,295     Chase Corp.                                           52,745
   26,379     Chemours Co.                                         141,391
    9,961     Chemtura Corp.(a)                                    271,636
      731     CSW Industrials, Inc.(a)                              27,537
   13,135     Ferro Corp.(a)                                       146,061
    3,639     FutureFuel Corp.                                      49,127
    1,620     Hawkins, Inc.                                         57,947
    7,330     HB Fuller Co.                                        267,325
   28,853     Huntsman Corp.                                       328,059
    2,611     Innophos Holdings, Inc.                               75,667
    3,555     Innospec, Inc.                                       193,072
    8,477     Intrepid Potash, Inc.(a)                              25,007
    1,469     KMG Chemicals, Inc.                                   33,816
    3,035     Koppers Holdings, Inc.(a)                             55,389
    4,717     Kraton Performance Polymers, Inc.(a)                  78,349
    1,631     Kronos Worldwide, Inc.                                 9,199
    2,939     LSB Industries, Inc.(a)                               21,308
    2,331     Metabolix, Inc.(a)                                     3,590
    5,227     Minerals Technologies, Inc.                          239,710
    1,502     NewMarket Corp.                                      571,856
   23,890     Olin Corp.                                           412,341
    7,759     OMNOVA Solutions, Inc.(a)                             47,563
   20,141     Platform Specialty Products Corp.(a)                 258,409
   12,381     PolyOne Corp.                                        393,221
    2,000     Quaker Chemical Corp.                                154,520
    6,271     Rayonier Advanced Materials, Inc.                     61,393
    3,065     Rentech, Inc.(a)                                      10,789
   19,488     RPM International, Inc.                              858,641
    7,801     Senomyx, Inc.(a)                                      29,410
    6,656     Sensient Technologies Corp.                          418,130
    2,616     Stepan Co.                                           129,989
    1,000     TOR Minerals International, Inc.(a)                    4,510
    3,711     Tredegar Corp.                                        50,544
      425     Trinseo SA(a)                                         11,985
    9,237     Tronox Ltd., Class A                                  36,117
    5,098     Univar, Inc.(a)                                       86,717
   10,793     Valspar Corp.                                        895,279
    5,570     Westlake Chemical Corp.                              302,562
   10,527     WR Grace & Co.(a)                                  1,048,384
    4,990     ZAGG, Inc.(a)                                         54,591
                                                              ------------
                                                                13,236,762
                                                              ------------
CONSTRUCTION & MATERIALS - 2.5%
    5,823     AAON, Inc.                                           135,210
    6,415     Acuity Brands, Inc.                                1,499,827
    5,190     Advanced Drainage Systems, Inc.                      124,716
   22,178     AECOM(a)                                             666,005
    5,610     Aegion Corp.(a)                                      108,329
    3,372     Ameresco, Inc., Class A(a)                            21,075
   13,435     American DG Energy, Inc.(a)(b)                         4,485
    2,117     American Woodmark Corp.(a)                           169,318
   11,094     AO Smith Corp.                                       849,911
    4,223     Apogee Enterprises, Inc.                             183,743
    1,952     Argan, Inc.                                           63,245
    6,956     Armstrong World Industries, Inc.(a)                  318,098
   22,042     BlueLinx Holdings, Inc.(a)                            11,682
    1,496     Blueprint Medicines Corp.(a)                          39,405
    5,862     Boise Cascade Co.(a)                                 149,657
    9,577     Builders FirstSource, Inc.(a)                        106,113
   13,699     Chicago Bridge & Iron Co. NV                         534,124
    5,608     Continental Building Products, Inc.(a)                97,916

==========================================================================

38  | MASTER EXTENDED MARKET INDEX SERIES

==========================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    7,472     Eagle Materials, Inc.                           $    451,533
    8,853     EMCOR Group, Inc.                                    425,298
   23,444     Fortune Brands Home & Security, Inc.               1,301,142
    9,771     Generac Holdings, Inc.(a)                            290,883
    4,813     Gibraltar Industries, Inc.(a)                        122,443
    5,591     Granite Construction, Inc.                           239,910
    9,666     Great Lakes Dredge & Dock Corp.(a)                    38,277
    6,030     Griffon Corp.                                        107,334
   11,159     Headwaters, Inc.(a)                                  188,252
    7,303     Hill International, Inc.(a)                           28,336
    2,837     Installed Building Products, Inc.(a)                  70,443
    2,808     Insteel Industries, Inc.                              58,743
    2,641     Integrated Electrical Services, Inc.(a)               29,236
    4,943     Inteliquent, Inc.                                     87,837
   21,005     KBR, Inc.                                            355,405
    3,913     Layne Christensen Co.(a)(b)                           20,582
    1,479     LB Foster Co., Class A                                20,203
    5,907     Lennox International, Inc.                           737,784
   21,086     Louisiana-Pacific Corp.(a)                           379,759
    4,207     Masonite International Corp.(a)                      257,595
    9,529     MasTec, Inc.(a)                                      165,614
   28,550     MDU Resources Group, Inc.                            523,036
   23,103     Mueller Water Products, Inc., Series A               198,686
    3,403     MYR Group, Inc.(a)                                    70,136
    4,543     NCI Building Systems, Inc.(a)                         56,379
    1,510     Nortek, Inc.(a)                                       65,866
    2,132     Northwest Pipe Co.(a)                                 23,857
      980     Omega Flex, Inc.                                      32,350
    5,034     Orion Marine Group, Inc.(a)                           20,992
   17,160     Owens Corning                                        807,035
    2,393     Patrick Industries, Inc.(a)                          104,095
    7,825     PGT, Inc.(a)                                          89,127
    3,732     Ply Gem Holdings, Inc.(a)                             46,799
    5,751     Primoris Services Corp.                              126,694
    5,075     Quanex Building Products Corp.                       105,814
    5,779     Simpson Manufacturing Co., Inc.                      197,353
    3,307     Sterling Construction Co., Inc.(a)                    20,107
    6,285     Summit Materials, Inc., Class A(a)                   125,951
    5,345     Thermon Group Holdings, Inc.(a)                       90,437
    5,711     TopBuild Corp.(a)                                    175,727
    4,693     TRC Cos., Inc.(a)                                     43,410
    4,657     Trex Co., Inc.(a)                                    177,152
    5,464     Tutor Perini Corp.(a)                                 91,467
    2,945     Universal Forest Products, Inc.                      201,350
    2,197     US Concrete, Inc.(a)                                 115,694
   13,456     USG Corp.(a)                                         326,846
    3,342     Valmont Industries, Inc.                             354,319
    3,718     Watsco, Inc.                                         435,489
    4,067     Watts Water Technologies, Inc., Class A              202,008
                                                              ------------
                                                                15,287,644
                                                              ------------
ELECTRICITY - 1.4%
    6,636     ALLETE, Inc.                                         337,308
   16,563     Alliant Energy Corp.                               1,034,359
    6,351     Black Hills Corp.                                    294,877
   49,082     Calpine Corp.(a)                                     710,217
    8,684     Cleco Corp.                                          453,392
   19,675     Covanta Holding Corp.                                304,766
   17,431     Dynegy, Inc.(a)                                      233,575
    6,084     El Paso Electric Co.                                 234,234
    6,920     Empire District Electric Co.                         194,244
   22,821     Great Plains Energy, Inc.                            623,242
   15,230     Hawaiian Electric Industries, Inc.                   440,908
    7,193     IDACORP, Inc.                                        489,124
   23,310     ITC Holdings Corp.                                   914,917
    5,145     MGE Energy, Inc.                                     238,728
    6,843     NorthWestern Corp.                                   371,233
    5,198     Ormat Technologies, Inc.                             189,571
   12,830     Portland General Electric Co.                        466,627

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                                             SCHEDULE OF INVESTMENTS |  39

==========================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    9,651     Talen Energy Corp.(a)                           $     60,126
    3,533     TerraForm Global, Inc., Class A                       19,749
   11,225     TerraForm Power, Inc., Class A(a)                    141,211
   45,850     U.S. Geothermal, Inc.(a)                              28,656
    2,550     Unitil Corp.                                          91,494
    3,153     Vivint Solar, Inc.(a)                                 30,143
   20,853     Westar Energy, Inc.                                  884,376
                                                              ------------
                                                                 8,787,077
                                                              ------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 2.7%
    1,620     Allied Motion Technologies, Inc.                      42,412
    1,261     American Science & Engineering, Inc.                  52,180
    4,088     Anixter International, Inc.(a)                       246,874
   12,042     API Technologies Corp.(a)                             16,618
    2,619     Applied DNA Sciences, Inc.(a)                          8,486
   13,770     Arrow Electronics, Inc.(a)                           746,059
   19,393     Avnet, Inc.                                          830,796
    6,239     AVX Corp.                                             75,742
    3,802     AZZ, Inc.                                            211,277
    2,244     Badger Meter, Inc.                                   131,476
    2,157     Bel Fuse, Inc., Class B                               37,295
    6,197     Belden, Inc.                                         295,473
    7,614     Benchmark Electronics, Inc.(a)                       157,381
    6,616     Brady Corp., Class A                                 152,036
    3,678     Capstone Turbine Corp.(a)                              5,149
    6,943     Checkpoint Systems, Inc.                              43,533
   12,485     Cognex Corp.                                         421,618
    3,619     Coherent, Inc.(a)                                    235,633
    3,575     Control4 Corp.(a)                                     25,990
    5,283     CTS Corp.                                             93,192
    2,661     CyberOptics Corp.(a)                                  20,357
    6,043     Daktronics, Inc.                                      52,695
    3,274     Electro Rent Corp.                                    30,121
    5,070     Electro Scientific Industries, Inc.                   26,313
    6,297     eMagin Corp.(a)                                        8,753
    3,187     Encore Wire Corp.                                    118,206
      610     Energy Focus, Inc.(a)                                  8,388
    4,406     EnerNOC, Inc.(a)                                      16,963
    6,375     EnerSys                                              356,554
    3,900     ESCO Technologies, Inc.                              140,946
    4,815     Fabrinet(a)                                          114,693
    2,690     FARO Technologies, Inc.(a)                            79,409
    5,958     FEI Co.                                              475,389
    7,405     General Cable Corp.                                   99,449
    3,968     Greatbatch, Inc.(a)                                  208,320
    5,584     GSI Group, Inc.(a)                                    76,054
    3,110     Houston Wire & Cable Co.                              16,421
    7,932     Hubbell, Inc.                                        801,449
    8,248     II-VI, Inc.(a)                                       153,083
    5,485     Intevac, Inc.(a)                                      25,834
    2,740     IntriCon Corp.(a)                                     20,769
    5,438     IPG Photonics Corp.(a)                               484,852
    5,713     Itron, Inc.(a)                                       206,696
   27,930     Jabil Circuit, Inc.                                  650,490
    8,847     Kemet Corp.(a)                                        20,967
   25,105     Keysight Technologies, Inc.(a)                       711,225
    3,441     Kimball Electronics, Inc.(a)                          37,817
   13,186     Knowles Corp.(a)                                     175,769
    1,662     Landauer, Inc.                                        54,713
    6,052     LightPath Technologies, Inc., Class A(a)              17,127
    3,291     Littelfuse, Inc.                                     352,170
    4,195     LSI Industries, Inc.                                  51,137
    2,990     MA-COM Technology Solutions Holdings, Inc.(a)        122,261
    5,619     Maxwell Technologies, Inc.(a)                         40,120
    5,654     Methode Electronics, Inc.                            179,967
    4,063     Mettler-Toledo International, Inc.(a)              1,377,885
    3,814     Microvision, Inc.(a)                                  10,908
    2,264     MTS Systems Corp.                                    143,560
    4,487     NAPCO Security Technologies, Inc.(a)                  26,473
   15,074     National Instruments Corp.                           432,473
    6,137     Newport Corp.(a)                                      97,394
      974     NVE Corp.                                             54,719

==========================================================================

40  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    7,855     Orion Energy Systems, Inc.(a)                   $     17,045
    2,791     OSI Systems, Inc.(a)                                 247,450
    3,206     Park Electrochemical Corp.                            48,282
    5,087     Plexus Corp.(a)                                      177,638
    1,398     Powell Industries, Inc.                               36,390
    6,332     Regal-Beloit Corp.                                   370,549
    5,552     Research Frontiers, Inc.(a)                           28,926
    4,390     Rofin-Sinar Technologies, Inc.(a)                    117,564
    2,685     Rogers Corp.(a)                                      138,465
    5,299     Rubicon Technology, Inc.(a)                            6,041
   11,339     Sanmina Corp.(a)                                     233,357
   24,939     Sensata Technologies Holding NV(a)                 1,148,690
      935     SL Industries, Inc.(a)                                29,808
    5,951     Synthesis Energy Systems, Inc.(a)                      5,707
   36,826     Trimble Navigation Ltd.(a)                           789,918
    9,582     TTM Technologies, Inc.(a)                             62,379
    6,063     Turtle Beach Corp.(a)(b)                              12,187
    4,545     Ultralife Corp.(a)                                    29,361
    6,278     Universal Display Corp.(a)                           341,774
    6,043     Veeco Instruments, Inc.(a)                           124,244
    3,135     Vicor Corp.(a)                                        28,591
   19,362     Vishay Intertechnology, Inc.                         233,312
    2,569     Vishay Precision Group, Inc.(a)                       29,081
    6,116     WESCO International, Inc.(a)                         267,147
    7,748     Zebra Technologies Corp., Class A(a)                 539,648
                                                              ------------
                                                                16,991,663
                                                              ------------
FINANCIAL SERVICES - 4.1%
    8,447     Actinium Pharmaceuticals, Inc.(a)(b)                  27,284
   64,424     Ally Financial, Inc.(a)                            1,200,863
    5,804     Artisan Partners Asset Management, Inc.,
                Class A                                            209,292
      394     Ashford, Inc.(a)                                      20,981
      805     Associated Capital Group, Inc.(a)                     24,553
    3,856     Asta Funding, Inc.(a)                                 30,655
      251     Atlanticus Holdings Corp.(a)                             803
   12,023     BBCN Bancorp, Inc.                                   207,036
   26,138     BGC Partners, Inc., Class A                          256,414
    8,375     Blackhawk Network Holdings, Inc.(a)                  370,259
    3,789     Calamos Asset Management, Inc., Class A               36,678
    4,144     Cash America International, Inc.                     124,113
   12,335     CBOE Holdings, Inc.                                  800,542
   25,207     CIT Group, Inc.                                    1,000,718
    3,036     Cohen & Steers, Inc.                                  92,537
    1,181     Consumer Portfolio Services, Inc.(a)                   6,129
   17,299     Cowen Group, Inc., Class A(a)                         66,255
    1,567     Credit Acceptance Corp.(a)(b)                        335,369
      665     Del Taco Restaurants, Inc.(a)                          7,082
      522     Diamond Hill Investment Group, Inc.                   98,658
   17,521     Eaton Vance Corp.                                    568,206
    5,857     Emergent Capital, Inc.(a)                             21,612
    3,846     Encore Capital Group, Inc.(a)                        111,842
    4,701     Enova International, Inc.(a)                          31,074
   10,209     Essent Group Ltd.(a)                                 223,475
   11,962     EverBank Financial Corp.                             191,153
    5,160     Evercore Partners, Inc., Class A                     279,001
    8,094     Ezcorp, Inc., Class A(a)                              40,389
    1,765     FBR & Co.                                             35,124
    1,734     Federal Agricultural Mortgage Corp., Class C          54,742

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                                                   SCHEDULE OF INVESTMENTS |  41

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
   13,995     Federated Investors, Inc., Class B              $    400,957
    7,748     Financial Engines, Inc.                              260,875
    4,380     First Cash Financial Services, Inc.(a)               163,943
    1,974     First Marblehead Corp.(a)                              8,311
   40,301     FNF Group                                          1,397,236
   13,277     FNFV Group(a)                                        149,101
    1,155     FXCM, Inc., Class A(a)(b)                             19,323
      805     GAMCO Investors, Inc., Class A                        24,987
    7,212     Green Dot Corp., Class A(a)                          118,421
    4,276     Greenhill & Co., Inc.                                122,336
    5,106     HealthEquity, Inc.(a)                                128,007
   18,302     HRG Group, Inc.(a)                                   248,175
      313     Impac Mortgage Holdings, Inc.(a)(b)                    5,634
    8,315     Interactive Brokers Group, Inc., Class A             362,534
    2,537     INTL. FCStone, Inc.(a)                                84,888
    5,189     Investment Technology Group, Inc.                     88,317
   21,344     Janus Capital Group, Inc.                            300,737
    4,507     Jason Industries, Inc.(a)                             17,037
    8,227     KCG Holdings, Inc., Class A(a)                       101,274
    7,331     Ladder Capital Corp.                                  91,051
   20,288     Ladenburg Thalmann Financial Services, Inc.(a)        55,995
   18,928     Lazard Ltd., Class A                                 851,949
   31,122     LendingClub Corp.(a)                                 343,898
    1,072     LendingTree, Inc.(a)                                  95,708
    3,689     Liberty Broadband Corp., Class A(a)                  190,537
    9,748     Liberty Broadband Corp., Class C(a)                  505,531
    9,896     Liberty TripAdvisor Holdings, Inc.,
                Series A(a)                                        300,245
   12,122     LPL Financial Holdings, Inc.(b)                      517,003
    5,541     MarketAxess Holdings, Inc.                           618,320
    1,640     Marlin Business Services Corp.                        26,338
   50,456     MGIC Investment Corp.(a)                             445,527
    3,091     Moelis & Co., Class A                                 90,195
    5,436     MoneyGram International, Inc.(a)                      34,084
   13,795     MSCI, Inc.                                           995,033
    2,846     Nelnet, Inc., Class A                                 95,540
    4,431     NewStar Financial, Inc.(a)                            39,790
    7,757     NMI Holdings, Inc., Class A(a)                        52,515
   29,889     NorthStar Asset Management Group, Inc.               362,853
    5,864     NRG Yield, Inc., Class A                              81,568
    9,117     NRG Yield, Inc., Class C                             134,567
   16,212     Ocwen Financial Corp.(a)                             112,998
    3,478     Ohr Pharmaceutical, Inc.(a)                           21,355
    2,886     On Deck Capital, Inc.(a)                              29,726
    6,952     OneMain Holdings, Inc.(a)                            288,786
    1,705     Oppenheimer Holdings, Inc., Class A                   29,633
    4,035     PICO Holdings, Inc.(a)                                41,641
    2,366     Piper Jaffray Cos.(a)                                 95,586
      831     PJT Partners, Inc.(a)                                 23,509
    7,260     PRA Group, Inc.(a)                                   251,849
    3,173     Pzena Investment Management, Inc., Class A            27,288
   30,769     Radian Group, Inc.                                   411,997
   18,721     Raymond James Financial, Inc.                      1,085,256
    7,642     RCS Capital Corp., Class A(a)                          2,327
    4,370     Resource America, Inc., Class A                       26,788
    4,085     Safeguard Scientifics, Inc.(a)                        59,273
   15,868     Santander Consumer USA Holdings, Inc.(a)             251,508
   20,453     SEI Investments Co.                                1,071,737
   63,092     SLM Corp.(a)                                         411,360
    3,587     Stewart Information Services Corp.                   133,903
   10,297     Stifel Financial Corp.(a)                            436,181

================================================================================

42  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
   15,348     Synergy Resources Corp.(a)                      $    130,765
   39,070     TD Ameritrade Holding Corp.                        1,356,120
    4,426     TESARO, Inc.(a)                                      231,568
    4,302     U.S. Global Investors, Inc., Class A                   5,033
      479     Virtu Financial, Inc., Class A                        10,845
    1,102     Virtus Investment Partners, Inc.                     129,441
    1,424     VolitionRX Ltd.(a)                                     6,408
   33,243     Voya Financial, Inc.                               1,226,999
   12,521     Waddell & Reed Financial, Inc., Class A              358,852
    4,301     Walker & Dunlop, Inc.(a)                             123,912
    1,466     Westwood Holdings Group, Inc.                         76,364
   17,278     WisdomTree Investments, Inc.                         270,919
    4,032     WMIH Corp.(a)                                         10,443
    1,335     World Acceptance Corp.(a)(b)                          49,529
                                                              ------------
                                                                25,203,078
                                                              ------------
FIXED LINE TELECOMMUNICATIONS - 0.2%
   14,330     8x8, Inc.(a)                                         164,079
   34,307     Cincinnati Bell, Inc.(a)                             123,505
    7,761     Consolidated Communications Holdings, Inc.           162,593
   16,238     EarthLink Holdings Corp.                             120,648
    3,773     Fairpoint Communications, Inc.(a)                     60,632
    4,977     General Communication, Inc., Class A(a)               98,445
    2,137     GTT Communications, Inc.(a)                           36,457
    2,127     Hawaiian Telcom Holdco, Inc.(a)                       52,877
    2,972     IDT Corp., Class B                                    34,654
   10,267     inContact, Inc.(a)                                    97,947
    4,097     Lumos Networks Corp.(a)                               45,887
    1,752     Straight Path Communications, Inc.,
                Class B(a)(b)                                       30,029
   27,920     Vonage Holdings Corp.(a)                             160,261
   15,457     Windstream Holdings, Inc.(a)                          99,543
    6,452     Zayo Group Holdings, Inc.(a)                         171,559
                                                              ------------
                                                                 1,459,116
                                                              ------------
FOOD & DRUG RETAILERS - 0.8%
    5,670     Casey's General Stores, Inc.                         682,951
    3,358     Chefs' Warehouse, Inc.(a)                             56,011
    3,394     Core-Mark Holding Co., Inc.                          278,104
    5,266     Diplomat Pharmacy, Inc.(a)                           180,203
    6,376     Fresh Market, Inc.(a)                                149,326
   12,167     GNC Holdings, Inc., Class A                          377,420
    1,941     Ingles Markets, Inc., Class A                         85,559
    1,806     Liberator Medical Holdings, Inc.                       6,032
    1,354     Natural Health Trends Corp.                           45,400
    3,455     PetMed Express, Inc.                                  59,219
  150,203     Rite Aid Corp.(a)                                  1,177,592
    4,080     Smart & Final Stores, Inc.(a)                         74,297
    5,521     SpartanNash Co.                                      119,474
   21,616     Sprouts Farmers Market, Inc.(a)                      574,769
   38,696     Supervalu, Inc.(a)                                   262,359
    7,385     United Natural Foods, Inc.(a)                        290,674
    4,485     Vitamin Shoppe, Inc.(a)                              146,660
    1,733     Weis Markets, Inc.                                    76,772
                                                              ------------
                                                                 4,642,822
                                                              ------------
FOOD PRODUCERS - 1.8%
      610     Alico, Inc.                                           23,601
    3,787     Andersons, Inc.                                      119,783

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                                                   SCHEDULE OF INVESTMENTS |  43

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    8,676     B&G Foods, Inc.                                 $    303,834
    4,931     Blue Buffalo Pet Products, Inc.(a)                    92,259
   10,013     Boulder Brands, Inc.(a)                              109,943
   20,529     Bunge Ltd.                                         1,401,720
    4,515     Cal-Maine Foods, Inc.(b)                             209,225
    2,423     Calavo Growers, Inc.                                 118,727
   24,480     Darling International, Inc.(a)                       257,530
   13,709     Dean Foods Co.                                       235,109
    4,042     Diamond Foods, Inc.(a)                               155,819
    1,150     Farmer Bros Co.(a)                                    37,111
   27,347     Flowers Foods, Inc.                                  587,687
    4,680     Fresh Del Monte Produce, Inc.                        181,958
      277     Golden Enterprises, Inc.                               1,332
    1,073     Griffin Industrial Realty, Inc.                       27,995
   15,237     Hain Celestial Group, Inc.(a)                        615,422
    9,513     Herbalife Ltd.(a)                                    510,087
    4,100     HQ Sustainable Maritime Industries, Inc.(a)(b)             -
   10,465     Ingredion, Inc.                                    1,002,966
    2,190     J&J Snack Foods Corp.                                255,507
    1,422     John B Sanfilippo & Son, Inc.                         76,831
    2,801     Lancaster Colony Corp.                               323,404
    3,491     Lifevantage Corp.(a)                                  33,234
    1,804     Lifeway Foods, Inc.(a)                                20,024
    2,404     Limoneira Co.(a)                                      35,916
    1,692     Lipocine, Inc.(a)                                     21,878
      644     Mannatech, Inc.(a)                                    12,230
    1,806     Medifast, Inc.                                        54,866
    2,244     MGP Ingredients, Inc.                                 58,232
    1,950     Nutraceutical International Corp.(a)                  50,349
    4,434     Nutrisystem, Inc.                                     95,952
    3,642     Omega Protein Corp.(a)                                80,852
    2,839     Phibro Animal Health Corp., Class A                   85,539
    9,693     Pilgrim's Pride Corp.                                214,118
   16,234     Pinnacle Foods, Inc.                                 689,296
    8,999     Post Holdings, Inc.(a)                               555,238
      414     Reliv International, Inc.(a)                             253
    2,724     Rocky Mountain Chocolate Factory, Inc.                29,283
    2,865     Sanderson Farms, Inc.                                222,095
       38     Seaboard Corp.(a)                                    110,000
    1,343     Seneca Foods Corp., Class A(a)                        38,920
    7,570     Snyders-Lance, Inc.                                  259,651
    2,621     Tootsie Roll Industries, Inc.                         82,797
    6,353     TreeHouse Foods, Inc.(a)                             498,456
      877     USANA Health Sciences, Inc.(a)                       112,037
   26,002     WhiteWave Foods Co.(a)                             1,011,738
                                                              ------------
                                                                11,020,804
                                                              ------------
FORESTRY & PAPER - 0.2%
    2,737     Clearwater Paper Corp.(a)                            124,616
    1,749     Deltic Timber Corp.                                  102,964
    8,775     Domtar Corp.                                         324,236
   12,527     KapStone Paper and Packaging Corp.                   282,985
    6,229     Mercer International, Inc.                            56,372
    2,503     Neenah Paper, Inc.                                   156,262
    6,319     PH Glatfelter Co.                                    116,522
   12,838     Resolute Forest Products(a)                           97,184
    1,388     Veritiv Corp.(a)                                      50,273
    6,311     Wausau Paper Corp.                                    64,562
                                                              ------------
                                                                 1,375,976
                                                              ------------
GAS, WATER & MULTI-UTILITIES - 1.7%
    5,470     American States Water Co.                            229,467
   25,940     American Water Works Co., Inc.                     1,549,915
   25,659     Aqua America, Inc.                                   764,638
    2,304     Artesian Resources Corp., Class A                     63,821
   14,607     Atmos Energy Corp.                                   920,825
    8,902     Avista Corp.                                         314,864
    4,485     Cadiz, Inc.(a)(b)                                     23,591
    7,033     California Water Service Group                       163,658
    2,272     Chesapeake Utilities Corp.                           128,936
    2,151     Connecticut Water Service, Inc.                       81,760

================================================================================

44  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    2,312     Delta Natural Gas Co., Inc.                     $     48,529
    4,001     Gas Natural, Inc.                                     29,807
    3,673     Genie Energy Ltd.(a)                                  40,954
    6,248     Laclede Group, Inc.                                  371,194
    2,966     Middlesex Water Co.                                   78,718
   12,399     National Fuel Gas Co.                                530,057
   12,121     New Jersey Resources Corp.                           399,508
    3,904     Northwest Natural Gas Co.                            197,581
    7,517     ONE Gas, Inc.                                        377,128
   11,062     Piedmont Natural Gas Co., Inc.                       630,755
   11,554     PNM Resources, Inc.                                  353,206
   25,879     Questar Corp.                                        504,123
    2,449     RGC Resources, Inc.                                   51,551
    2,621     SJW Corp.                                             77,713
    9,779     South Jersey Industries, Inc.                        230,002
    6,553     Southwest Gas Corp.                                  361,463
   25,153     UGI Corp.                                            849,165
   12,237     Vectren Corp.                                        519,094
    7,076     WGL Holdings, Inc.                                   445,717
                                                              ------------
                                                                10,337,740
                                                              ------------
GENERAL INDUSTRIALS - 1.2%
    8,768     Actuant Corp., Class A                               210,081
      774     AEP Industries, Inc.(a)                               59,714
    9,201     AptarGroup, Inc.                                     668,453
   14,201     Bemis Co., Inc.                                      634,643
   17,837     Berry Plastics Group, Inc.(a)                        645,343
    9,534     Carlisle Cos., Inc.                                  845,571
   20,653     Crown Holdings, Inc.(a)                            1,047,107
    1,617     Global Brass & Copper Holdings, Inc.                  34,442
   48,500     Graphic Packaging Holding Co.                        622,255
    4,640     Greif, Inc., Class A                                 142,958
   11,862     Harsco Corp.                                          93,473
    4,881     Landec Corp.(a)                                       57,742
    2,155     Multi-Color Corp.                                    128,891
    3,762     Myers Industries, Inc.                                50,110
    5,434     Otter Tail Corp.                                     144,707
   14,307     Packaging Corp. of America                           902,056
    5,522     Raven Industries, Inc.                                86,143
   14,887     Rexnord Corp.(a)                                     269,752
    6,041     Silgan Holdings, Inc.                                324,523
   14,653     Sonoco Products Co.                                  598,868
    6,652     TriMas Corp.(a)                                      124,060
    1,471     UFP Technologies, Inc.(a)                             35,039
                                                              ------------
                                                                 7,725,931
                                                              ------------
GENERAL RETAILERS - 4.4%
    4,286     1-800-Flowers.com, Inc., Class A(a)                   31,202
    9,518     Aaron's, Inc.                                        213,108
    9,807     Abercrombie & Fitch Co., Class A                     264,789
   13,619     Aeropostale, Inc.(a)(b)                              3,813
      897     AMERCO                                               349,381
    1,386     America's Car-Mart, Inc.(a)                           36,992
   26,091     American Eagle Outfitters, Inc.                      404,410
    2,731     American Public Education, Inc.(a)                    50,824
   11,613     Antero Resources Corp.(a)(b)                         253,163
   13,712     Apollo Education Group, Inc.(a)                      105,171
    3,856     Asbury Automotive Group, Inc.(a)                     260,049
   25,130     Ascena Retail Group, Inc.(a)                         247,530
    2,014     Autobytel, Inc.(a)                                    45,436
    6,163     Barnes & Noble Education, Inc.(a)                     61,322
    8,898     Barnes & Noble, Inc.                                  77,502
    7,353     Beacon Roofing Supply, Inc.(a)                       302,797
    2,684     Big 5 Sporting Goods Corp.                            26,813
    7,232     Big Lots, Inc.                                       278,721
    1,962     Blue Nile, Inc.(a)                                    72,849
    2,228     Bon-Ton Stores, Inc.(b)                                4,679
      777     Boot Barn Holdings, Inc.(a)                            9,549

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                                                   SCHEDULE OF INVESTMENTS |  45

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    2,758     Bridgepoint Education, Inc.(a)                  $     20,988
    5,172     Bright Horizons Family Solutions, Inc.(a)            345,490
    3,973     Buckle, Inc.(b)                                      122,289
    2,727     Build-A-Bear Workshop, Inc.(a)                        33,378
   11,257     Burlington Stores, Inc.(a)                           482,925
    7,278     Cabela's, Inc.(a)                                    340,101
    6,284     Caleres, Inc.                                        168,537
    4,720     Cambium Learning Group, Inc.(a)                       22,892
    1,580     Capella Education Co.                                 73,028
   10,687     Career Education Corp.(a)                             38,794
    3,000     Carriage Services, Inc.                               72,300
    3,894     Cato Corp., Class A                                  143,377
   23,728     CDK Global, Inc.                                   1,126,368
    8,886     Chegg, Inc.(a)                                        59,803
    2,443     Chemed Corp.                                         365,961
   20,490     Chico's FAS, Inc.                                    218,628
    3,046     Children's Place, Inc.                               168,139
    6,159     Christopher & Banks Corp.(a)                          10,162
    2,593     Citi Trends, Inc.                                     55,101
   11,329     Clean Energy Fuels Corp.(a)(b)                        40,784
    1,741     Collectors Universe, Inc.                             26,986
    3,781     Conn's, Inc.(a)(b)                                    88,740
    2,847     Container Store Group, Inc.(a)                        23,345
   16,297     Copart, Inc.(a)                                      619,449
   11,043     CST Brands, Inc.                                     432,223
    2,770     Destination Maternity Corp.                           24,154
    8,559     Destination XL Group, Inc.(a)                         47,246
   13,283     Dick's Sporting Goods, Inc.                          469,554
    3,545     Dillard's, Inc., Class A                             232,942
   10,606     DSW, Inc., Class A                                   253,059
    7,906     EVINE Live, Inc.(a)                                   14,073
   10,713     Express, Inc.(a)                                     185,121
    6,356     Finish Line, Inc., Class A                           114,916
    8,038     Five Below, Inc.(a)                                  258,020
   20,217     Foot Locker, Inc.                                  1,315,925
    6,453     Francesca's Holdings Corp.(a)                        112,347
    4,994     Fred's, Inc., Class A                                 81,752
    3,190     FTD Cos., Inc.(a)                                     83,482
    3,595     Gaiam, Inc., Class A(a)                               22,433
    3,296     Genesco, Inc.(a)                                     187,312
    7,107     Grand Canyon Education, Inc.(a)                      285,133
    3,316     Group 1 Automotive, Inc.                             251,021
   11,684     GrubHub, Inc.(a)                                     282,753
    9,276     Guess?, Inc.                                         175,131
    3,228     Haverty Furniture Cos., Inc.                          69,208
    3,484     Hibbett Sports, Inc.(a)                              105,356
    9,114     Hillenbrand, Inc.                                    270,048
   16,811     Houghton Mifflin Harcourt Co.(a)                     366,144
    4,539     HSN, Inc.                                            229,991
   13,012     ITT Corp.                                            472,596
    4,668     ITT Educational Services, Inc.(a)                     17,412
   45,165     JC Penney Co., Inc.(a)(b)                            300,799
    4,637     K12, Inc.(a)                                          40,806
   20,346     KAR Auction Services, Inc.                           753,412
    2,707     Kirkland's, Inc.                                      39,251
    2,707     Lands' End, Inc.(a)(b)                                63,452
    4,477     Liquidity Services, Inc.(a)                           29,101
    3,487     Lithia Motors, Inc., Class A                         371,958
    4,057     Lumber Liquidators Holdings, Inc.(a)(b)               70,430
    4,129     MarineMax, Inc.(a)                                    76,056
    4,866     Matthews International Corp., Class A                260,088
    3,155     Mattress Firm Holding Corp.(a)(b)                    140,808
    7,130     Men's Wearhouse, Inc.                                104,668
   11,423     Michaels Cos., Inc.(a)                               252,563
    4,709     Monro Muffler Brake, Inc.                            311,830
    5,763     Murphy USA, Inc.(a)                                  350,045
   72,051     Office Depot, Inc.(a)                                406,368
    2,756     Outerwall, Inc.(b)                                   100,704
    2,766     Overstock.com, Inc.(a)                                33,966
      760     Party City Holdco, Inc.(a)                             9,812

================================================================================

46  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    1,516     PCM, Inc.(a)                                    $     15,054
    6,182     Penske Automotive Group, Inc.                        261,746
    7,918     Pep Boys-Manny Moe & Jack(a)                         145,770
    1,362     Perfumania Holdings, Inc.(a)                           3,282
   12,905     Pier 1 Imports, Inc.                                  65,686
    2,929     PriceSmart, Inc.                                     243,078
    2,023     Providence Service Corp.(a)                           94,919
    5,145     RealNetworks, Inc.(a)                                 21,866
    5,786     Regis Corp.(a)                                        81,872
    7,864     Rent-A-Center, Inc.                                  117,724
    5,536     Restoration Hardware Holdings, Inc.(a)               439,835
   13,847     Rollins, Inc.                                        358,637
    5,240     Rush Enterprises, Inc., Class A(a)                   114,704
   22,782     Sally Beauty Holdings, Inc.(a)                       635,390
    7,621     Sears Holdings Corp.(a)(b)                           156,688
   29,146     Service Corp. International                          758,379
   19,767     ServiceMaster Global Holdings, Inc.(a)               775,657
    2,381     Shoe Carnival, Inc.                                   55,239
    5,540     Shutterfly, Inc.(a)                                  246,862
    8,832     SolarCity Corp.(a)                                   450,609
    4,835     Sonic Automotive, Inc., Class A                      110,045
    8,650     Sotheby's                                            222,824
    2,950     SP Plus Corp.(a)                                      70,505
   21,832     Speed Commerce, Inc.(a)                                1,310
    1,420     Sportsman's Warehouse Holdings, Inc.(a)               18,318
    4,672     Stage Stores, Inc.                                    42,562
    2,254     Stamps.com, Inc.(a)                                  247,061
    4,383     Stein Mart, Inc.                                      29,498
    1,653     Strayer Education, Inc.(a)                            99,378
    4,824     Tile Shop Holdings, Inc.(a)                           79,114
    2,671     Titan Machinery, Inc.(a)                              29,194
    8,752     TrueCar, Inc.(a)(b)                                   83,494
    6,404     Tuesday Morning Corp.(a)                              41,626
    9,447     Ulta Salon Cosmetics & Fragrance, Inc.(a)          1,747,695
   11,975     VCA, Inc.(a)                                         658,625
    4,031     Weight Watchers International, Inc.(a)(b)             91,907
    3,086     West Marine, Inc.(a)                                  26,200
   12,251     Williams-Sonoma, Inc.                                715,581
      437     Winmark Corp.                                         40,645
    2,839     Zumiez, Inc.(a)                                       42,926
                                                              ------------
                                                                27,284,639
                                                              ------------
HEALTH CARE EQUIPMENT & SERVICES - 5.4%
      269     AAC Holdings, Inc.(a)                                  5,127
    3,253     Abaxis, Inc.                                         181,127
    5,769     ABIOMED, Inc.(a)                                     520,825
    8,157     Acadia Healthcare Co., Inc.(a)                       509,486
   12,884     Accuray, Inc.(a)                                      86,967
    7,324     AdCare Health Systems, Inc.(b)                        18,237
    1,286     Addus HomeCare Corp.(a)                               29,938
      795     Adeptus Health, Inc., Class A(a)                      43,343
    5,272     Air Methods Corp.(a)                                 221,055
   12,711     Alere, Inc.(a)                                       496,873
   10,895     Align Technology, Inc.(a)                            717,436
    2,209     Alliance HealthCare Services, Inc.(a)                 20,279
    1,371     Almost Family, Inc.(a)                                52,413
   22,800     Alphatec Holdings, Inc.(a)                             6,842
    4,240     Amedisys, Inc.(a)                                    166,717
    2,753     American Caresource Holdings, Inc.(a)                  1,132
    7,226     Amsurg Corp.(a)                                      549,176
    1,873     Analogic Corp.                                       154,710
    4,708     AngioDynamics, Inc.(a)                                57,155
    2,272     Anika Therapeutics, Inc.(a)                           86,700
   26,095     Antares Pharma, Inc.(a)                               31,575
    4,498     AtriCure, Inc.(a)                                    100,935
      253     Atrion Corp.                                          96,444
    1,640     AxoGen, Inc.(a)                                        8,200
    3,109     Bio-Rad Laboratories, Inc., Class A(a)               431,094
   11,125     Biolase, Inc.(a)                                       9,357

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

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
--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
   10,652     BioScrip, Inc.(a)                               $     18,641
    4,630     BioTelemetry, Inc.(a)                                 54,078
    7,643     Bovie Medical Corp.(a)                                16,050
   27,192     Brookdale Senior Living, Inc.(a)                     501,964
   16,447     Bruker Corp.(a)                                      399,169
   11,398     CalAtlantic Group, Inc.                              432,212
    5,470     Cantel Medical Corp.                                 339,906
    4,670     Capital Senior Living Corp.(a)                        97,416
   35,620     Cardica, Inc.(a)                                       5,521
    4,419     Cardiovascular Systems, Inc.(a)                       66,815
   17,537     Centene Corp.(a)                                   1,154,110
   10,748     Cepheid, Inc.(a)                                     392,624
    1,463     Civitas Solutions, Inc.(a)                            42,120
   13,771     Cogentix Medical, Inc.(a)(b)                          17,765
   17,321     Community Health Systems, Inc.(a)                    459,526
    3,885     CONMED Corp.                                         171,134
    7,195     Cooper Cos., Inc.                                    965,569
    5,253     Corindus Vascular Robotics, Inc.(a)(b)                16,862
    1,959     Corvel Corp.(a)                                       86,039
    4,639     CryoLife, Inc.                                        50,008
    3,451     Cutera, Inc.(a)                                       44,138
    3,689     Cynosure, Inc., Class A(a)                           164,788
      864     CytoSorbents Corp.(a)                                  4,813
    2,182     Derma Sciences, Inc.(a)                                9,972
   11,916     DexCom, Inc.(a)                                      975,920
   11,018     Endologix, Inc.(a)                                   109,078
    6,892     Ensign Group, Inc.                                   155,966
   27,381     Envision Healthcare Holdings, Inc.(a)                711,085
    1,399     Escalon Medical Corp.(a)                               1,553
    2,338     Exactech, Inc.(a)                                     42,435
    7,271     Five Star Quality Care, Inc.(a)                       23,122
    4,592     Fluidigm Corp.(a)                                     49,640
    1,417     FONAR Corp.(a)                                        24,457
    5,313     Genesis Healthcare, Inc.(a)                           18,436
    7,790     GenMark Diagnostics, Inc.(a)                          60,450
      260     Glaukos Corp.(a)                                       6,419
   10,458     Globus Medical, Inc., Class A(a)                     290,942
    7,760     Haemonetics Corp.(a)                                 250,182
    6,988     Halyard Health, Inc.(a)                              233,469
    5,635     Hanger, Inc.(a)                                       92,696
    3,656     Harvard Apparatus Regenerative Technology,
                Inc.(a)                                              7,970
   11,344     Health Net, Inc.(a)                                  776,610
   10,637     Healthcare Services Group, Inc.                      370,912
   13,450     HealthSouth Corp.                                    468,195
    3,976     HealthStream, Inc.(a)                                 87,472
    5,011     Healthways, Inc.(a)                                   64,492
    2,769     HeartWare International, Inc.(a)                     139,558
    8,276     Hill-Rom Holdings, Inc.                              397,745
   12,478     HMS Holdings Corp.(a)                                153,979
   36,249     Hologic, Inc.(a)                                   1,402,474
    9,589     Hooper Holmes, Inc.(a)                                   581
    2,177     ICU Medical, Inc.(a)                                 245,522
   13,658     IDEXX Laboratories, Inc.(a)                          995,941
    2,088     Inogen, Inc.(a)                                       83,708
    8,659     Insulet Corp.(a)                                     327,397
    4,336     Integra LifeSciences Holdings Corp.(a)               293,894
    1,785     Intersect ENT, Inc.(a)                                40,163
    4,891     Invacare Corp.                                        85,055
    9,817     Juno Therapeutics, Inc.(a)                           431,654
    1,485     K2M Group Holdings, Inc.(a)                           29,314
   12,162     Kindred Healthcare, Inc.                             144,849
    3,794     LDR Holding Corp.(a)                                  95,267
    2,077     LHC Group, Inc.(a)                                    94,067
    6,433     LifePoint Health, Inc.(a)                            472,182
    6,207     LivaNova PLC(a)                                      368,510
    3,939     Magellan Health Services, Inc.(a)                    242,879
    6,979     Masimo Corp.(a)                                      289,698
   13,824     MEDNAX, Inc.(a)                                      990,628
    6,734     Meridian Bioscience, Inc.                            138,182
    7,010     Merit Medical Systems, Inc.(a)                       130,316

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48  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    5,992     Molina Healthcare, Inc.(a)                      $    360,299
    2,462     Nanosphere, Inc.(a)                                    1,507
      564     Natera, Inc.(a)                                        6,091
    1,480     National Healthcare Corp.                             91,316
    5,169     Natus Medical, Inc.(a)                               248,370
   26,298     Navidea Biopharmaceuticals, Inc.(a)(b)                34,976
    5,645     Neogen Corp.(a)                                      319,055
    9,277     NeoGenomics, Inc.(a)                                  73,010
    2,155     Nevro Corp.(a)                                       145,484
    7,400     NuVasive, Inc.(a)                                    400,414
    9,415     NxStage Medical, Inc.(a)                             206,283
    5,518     Omnicell, Inc.(a)                                    171,499
    9,831     OraSure Technologies, Inc.(a)                         63,312
    3,072     Orthofix International NV(a)                         120,453
    9,148     Owens & Minor, Inc.                                  329,145
    7,939     PAREXEL International Corp.(a)                       540,805
      114     Penumbra, Inc.(a)                                      6,134
    1,034     Perseon Corp.(a)(b)                                      248
    4,613     PharMerica Corp.(a)                                  161,455
    2,424     Psychemedics Corp.                                    24,579
    4,975     Quidel Corp.(a)                                      105,470
    5,911     RadNet, Inc.(a)                                       36,530
   20,655     ResMed, Inc.                                       1,108,967
    4,605     Retractable Technologies, Inc.(a)                     14,276
    7,565     Rockwell Medical, Inc.(a)(b)                          77,466
   10,112     RTI Surgical, Inc.(a)                                 40,145
    1,779     SeaSpine Holdings Corp.(a)                            30,563
   15,096     Select Medical Holdings Corp.                        179,793
    8,309     Sirona Dental Systems, Inc.(a)                       910,417
    1,974     Spark Therapeutics, Inc.(a)                           89,442
    6,991     Spectranetics Corp.(a)                               105,284
    5,027     Staar Surgical Co.(a)                                 35,893
   12,466     STERIS PLC                                           939,188
    1,034     Surgery Partners, Inc.(a)                             21,187
    3,963     Surgical Care Affiliates, Inc.(a)                    157,767
    2,327     SurModics, Inc.(a)                                    47,168
    2,920     Symmetry Surgical, Inc.(a)                            26,864
    2,209     T2 Biosystems, Inc.(a)(b)                             24,166
    1,259     Tandem Diabetes Care, Inc.(a)                         14,869
   10,634     Team Health Holdings, Inc.(a)                        466,726
    6,131     Teleflex, Inc.                                       805,920
    3,526     Triple-S Management Corp., Class B(a)                 84,307
    1,955     U.S. Physical Therapy, Inc.                          104,944
   24,137     Unilife Corp.(a)(b)                                   11,950
    8,418     Universal American Corp.                              58,926
      860     Utah Medical Products, Inc.                           50,344
    3,038     Vascular Solutions, Inc.(a)                          104,477
    6,184     VWR Corp.(a)                                         175,069
    6,434     WellCare Health Plans, Inc.(a)                       503,203
   10,534     West Pharmaceutical Services, Inc.                   634,358
   13,460     Wright Medical Group NV(a)                           325,463
    2,989     Zafgen, Inc.(a)                                       18,801
    5,066     Zeltiq Aesthetics, Inc.(a)                           144,533
                                                              ------------
                                                                33,288,358
                                                              ------------
HOUSEHOLD GOODS & HOME CONSTRUCTION - 1.7%
   16,442     ACCO Brands Corp.(a)                                 117,231
    1,739     Bassett Furniture Industries, Inc.                    43,614
    4,476     Beazer Homes USA, Inc.(a)                             51,429
    7,135     Blount International, Inc.(a)                         69,994
    6,373     Briggs & Stratton Corp.                              110,253
    1,393     Cavco Industries, Inc.(a)                            116,051
    6,265     Central Garden and Pet Co., Class A(a)                85,204
    1,034     Compx International, Inc.                             11,788
    1,729     Comstock Holdings Cos., Inc.(a)                        2,472
    2,900     Dixie Group, Inc.(a)                                  15,167
    8,841     Edgewell Personal Care Co.                           692,869

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                                                   SCHEDULE OF INVESTMENTS |  49

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    9,214     Energizer Holdings, Inc.                        $    313,829
    3,943     Ethan Allen Interiors, Inc.                          109,694
      965     Flexsteel Industries, Inc.                            42,634
    2,823     Forward Industries, Inc.(a)                            4,122
    8,604     Herman Miller, Inc.                                  246,935
    6,427     HNI Corp.                                            231,758
    1,876     Hooker Furniture Corp.                                47,350
   21,351     Hovnanian Enterprises, Inc., Class A(a)               38,645
    9,610     Interface, Inc.                                      183,935
    4,579     iRobot Corp.(a)                                      162,097
   29,134     Jarden Corp.(a)                                    1,664,134
   13,093     KB Home                                              161,437
    7,374     Knoll, Inc.                                          138,631
    7,437     La-Z-Boy, Inc.                                       181,612
    1,101     LGI Homes, Inc.(a)                                    26,787
    3,627     Libbey, Inc.                                          77,328
    2,050     Lifetime Brands, Inc.                                 27,183
    4,013     M/I Homes, Inc.(a)                                    87,965
    5,655     MDC Holdings, Inc.                                   144,372
    5,485     Meritage Homes Corp.(a)                              186,435
      790     National Presto Industries, Inc.                      65,459
      560     NVR, Inc.(a)                                         920,080
    1,129     Oil-Dri Corp. of America                              41,581
    6,695     Scotts Miracle-Gro Co., Class A                      431,894
    7,541     Select Comfort Corp.(a)                              161,453
    4,044     Spectrum Brands Holdings, Inc.                       411,679
   12,921     Steelcase, Inc., Class A                             192,523
    5,375     Taylor Morrison Home Corp., Class A(a)                86,000
    9,200     Tempur Sealy International, Inc.(a)                  648,232
   23,843     Toll Brothers, Inc.(a)                               793,972
   22,019     TRI Pointe Homes, Inc.(a)                            278,981
    7,258     Tupperware Brands Corp.                              403,908
    5,315     Virco Manufacturing Corp.(a)                          17,699
    3,640     Wayfair, Inc., Class A(a)(b)                         173,337
      583     WCI Communities, Inc.(a)                              12,989
    2,030     WD-40 Co.                                            200,259
    3,017     William Lyon Homes, Class A(a)                        49,781
                                                              ------------
                                                                10,282,782
                                                              ------------
INDUSTRIAL ENGINEERING - 2.4%
    6,798     Accuride Corp.(a)                                     11,285
   10,869     AGCO Corp.                                           493,344
    1,409     Alamo Group, Inc.                                     73,409
    4,299     Albany International Corp., Class A                  157,129
    4,066     Altra Industrial Motion Corp.                        101,975
    1,354     American Railcar Industries, Inc.(b)                  62,663
    2,723     Astec Industries, Inc.                               110,826
    8,137     Babcock & Wilcox Enterprises, Inc.(a)                169,819
    4,880     Broadwind Energy, Inc.(a)                             10,150
    4,277     Ceco Environmental Corp.                              32,847
      494     Chicago Rivet & Machine Co.                           11,520
    2,547     CIRCOR International, Inc.                           107,356
    7,204     CLARCOR, Inc.                                        357,895
   14,850     Colfax Corp.(a)                                      346,748
    2,933     Columbus McKinnon Corp.                               55,434
    5,294     Commercial Vehicle Group, Inc.(a)                     14,611
    7,274     Crane Co.                                            347,988
   18,133     Donaldson Co., Inc.                                  519,692
    3,445     Douglas Dynamics, Inc.                                72,586
    2,800     Dynamic Materials Corp.                               19,572
    5,232     Energy Recovery, Inc.(a)                              36,990
    3,380     EnPro Industries, Inc.                               148,179
    9,098     Federal Signal Corp.                                 144,203
    5,460     Franklin Electric Co., Inc.                          147,584
    1,751     FreightCar America, Inc.                              34,022
    6,015     GATX Corp.                                           255,938
    2,838     Gorman-Rupp Co.                                       75,860
    8,356     Graco, Inc.                                          602,217
    1,902     Graham Corp.                                          31,992
    3,912     Greenbrier Cos., Inc.                                127,610
    4,783     H&E Equipment Services, Inc.                          83,607

================================================================================

50  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    3,297     Horizon Global Corp.(a)                         $     34,190
    1,373     Hurco Cos., Inc.                                      36,467
    1,367     Hyster-Yale Materials Handling, Inc.                  71,699
   11,299     IDEX Corp.                                           865,616
    4,305     John Bean Technologies Corp.                         214,518
   13,737     Joy Global, Inc.                                     173,224
    1,829     Kadant, Inc.                                          74,276
   11,461     Kennametal, Inc.                                     220,051
      998     Key Technology, Inc.(a)                               10,349
    5,240     Kimball International, Inc., Class B                  51,195
    9,689     Lincoln Electric Holdings, Inc.                      502,762
    1,728     Lindsay Corp.(b)                                     125,107
    2,799     Lydall, Inc.(a)                                       99,309
    2,717     Manitex International, Inc.(a)(b)                     16,166
   19,950     Manitowoc Co., Inc.                                  306,233
    3,097     Materion Corp.                                        86,716
   14,359     Meritor, Inc.(a)                                     119,898
    1,937     MFRI, Inc.(a)                                         12,668
    8,483     Middleby Corp.(a)                                    915,061
    2,019     Miller Industries, Inc.                               43,974
    4,681     MSA Safety, Inc.                                     203,483
    8,443     Mueller Industries, Inc.                             228,805
      799     NACCO Industries, Inc., Class A                       33,718
    9,906     Navistar International Corp.(a)                       87,569
    4,181     NN, Inc.                                              66,645
    8,370     Nordson Corp.                                        536,936
   10,759     Oshkosh Corp.                                        420,031
    2,829     Paylocity Holding Corp.(a)                           114,716
    3,660     Proto Labs, Inc.(a)                                  233,105
    7,892     Spartan Motors, Inc.                                  24,544
    5,860     SPX Corp.                                             54,674
    5,860     SPX FLOW, Inc.(a)                                    163,553
    1,909     Standex International Corp.                          158,733
    3,481     Sun Hydraulics Corp.                                 110,452
    2,625     Tennant Co.                                          147,683
   15,613     Terex Corp.                                          288,528
    9,970     Timken Co.                                           285,042
    5,808     TimkenSteel Corp.                                     48,671
    8,102     Toro Co.                                             592,013
   22,496     Trinity Industries, Inc.                             540,354
    1,831     Twin Disc, Inc.                                       19,262
   10,252     Wabash National Corp.(a)                             121,281
   14,151     Wabtec Corp.                                       1,006,419
    8,073     Woodward, Inc.                                       400,905
                                                              ------------
                                                                14,631,652
                                                              ------------
INDUSTRIAL METALS & MINING - 0.5%
   28,196     AK Steel Holding Corp.(a)(b)                          63,159
   15,897     Allegheny Technologies, Inc.                         178,841
    1,955     Ampco-Pittsburgh Corp.                                20,058
    7,069     Carpenter Technology Corp.                           213,979
    7,937     Century Aluminum Co.(a)                               35,082
   20,973     Cliffs Natural Resources, Inc.(a)(b)                  33,137
   16,716     Commercial Metals Co.                                228,842
    2,787     Friedman Industries, Inc.                             15,384
      780     Handy & Harman Ltd.(a)                                15,998
    2,039     Haynes International, Inc.                            74,811
    9,649     Horsehead Holding Corp.(a)(b)                         19,781
    2,591     Kaiser Aluminum Corp.                                216,763
   43,669     McEwen Mining, Inc.(b)                                46,289
    1,597     Olympic Steel, Inc.                                   18,493
   10,768     Reliance Steel & Aluminum Co.                        623,575
   35,590     Steel Dynamics, Inc.                                 635,993
    2,147     Synalloy Corp.                                        14,771
   21,089     United States Steel Corp.(b)                         168,290
    1,302     Universal Stainless & Alloy Products, Inc.(a)         12,096
   19,733     Uranium Energy Corp.(a)(b)                            20,917
    6,908     Worthington Industries, Inc.                         208,207
                                                              ------------
                                                                 2,864,466
                                                              ------------

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                                                   SCHEDULE OF INVESTMENTS |  51

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
INDUSTRIAL TRANSPORTATION - 1.1%
   14,293     Air Lease Corp.                                 $    478,530
    8,433     Air Transport Services Group, Inc.(a)                 85,005
    9,055     Aircastle Ltd.                                       189,159
    3,519     ArcBest Corp.                                         75,271
    1,320     Ardmore Shipping Corp.                                16,790
    3,769     Atlas Air Worldwide Holdings, Inc.(a)                155,810
    2,930     CAI International, Inc.(a)                            29,534
    4,175     Celadon Group, Inc.                                   41,291
    2,275     Covenant Transportation Group, Inc.,
                Class A(a)                                          42,975
    4,008     Echo Global Logistics, Inc.(a)                        81,723
    4,502     Forward Air Corp.                                    193,631
    1,209     FRP Holdings, Inc.(a)                                 41,033
    1,779     Genco Shipping & Trading, Ltd.(a)                      2,651
    7,754     Genesee & Wyoming, Inc., Class A(a)                  416,312
    9,094     Heartland Express, Inc.                              154,780
    5,287     Hub Group, Inc., Class A(a)                          174,207
    8,071     Kirby Corp.(a)                                       424,696
    8,854     Knight Transportation, Inc.                          214,532
    6,252     Landstar System, Inc.                                366,680
   10,882     Macquarie Infrastructure Corp.                       790,033
    3,567     Marten Transport Ltd.                                 63,136
    6,151     Matson, Inc.                                         262,217
   10,247     Old Dominion Freight Line, Inc.(a)                   605,290
      659     PAM Transportation Services, Inc.(a)                  18,182
      627     Patriot Transportation Holding, Inc.(a)               14,546
    7,484     PHH Corp.(a)                                         121,241
    5,032     Rand Logistics, Inc.(a)                                8,051
    4,706     Roadrunner Transportation Systems, Inc.(a)            44,378
    3,715     Saia, Inc.(a)                                         82,659
   13,364     Swift Transportation Co.(a)                          184,690
    4,790     TAL International Group, Inc.(a)                      76,161
    6,907     Teekay Corp.                                          68,172
    3,736     Textainer Group Holdings Ltd.                         52,715
    1,233     Universal Truckload Services, Inc.                    17,311
    1,622     USA Truck, Inc.(a)                                    28,304
   13,785     UTI Worldwide, Inc.(a)                                96,909
    6,158     Werner Enterprises, Inc.                             144,036
    7,931     Wesco Aircraft Holdings, Inc.(a)                      94,934
    1,351     Willis Lease Finance Corp.(a)                         27,155
   10,630     World Fuel Services Corp.                            408,830
   11,979     XPO Logistics, Inc.(a)(b)                            326,428
    4,920     YRC Worldwide, Inc.(a)                                69,766
                                                              ------------
                                                                 6,789,754
                                                              ------------
LEISURE GOODS - 0.8%
    2,143     Arctic Cat, Inc.                                      35,102
    4,738     Black Diamond, Inc.(a)                                20,942
   13,523     Brunswick Corp.                                      683,047
   12,565     Callaway Golf Co.                                    118,362
    3,649     Drew Industries, Inc.                                222,188
    2,922     DTS, Inc.(a)                                          65,979
    2,619     Eastman Kodak Co.(a)                                  32,842
    2,070     Escalade, Inc.                                        27,428
    6,858     Fitbit, Inc., Series A(a)(b)                         202,928
   17,785     Glu Mobile, Inc.(a)                                   43,218
   11,137     GoPro, Inc., Class A(a)(b)                           200,577
   19,621     LeapFrog Enterprises, Inc.(a)                         13,931
    1,103     Malibu Boats, Inc.(a)                                 18,056
    2,700     Marine Products Corp.                                 16,308
    4,821     Nautilus, Inc.(a)                                     80,607
    9,046     Polaris Industries, Inc.                             777,504
    6,307     Pool Corp.                                           509,479
    7,446     RealD, Inc.(a)                                        78,555
    3,869     Skullcandy, Inc.(a)                                   18,300
   12,772     Take-Two Interactive Software, Inc.(a)               444,976

================================================================================

52  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    6,537     Thor Industries, Inc.                           $    367,053
   15,413     TiVo, Inc.(a)                                        133,014
    2,235     Universal Electronics, Inc.(a)                       114,767
    9,401     Vista Outdoor, Inc.(a)                               418,439
    4,162     Winnebago Industries, Inc.                            82,824
                                                              ------------
                                                                 4,726,426
                                                              ------------
LIFE INSURANCE - 0.5%
   11,676     American Equity Investment Life Holding Co.          280,574
    3,104     AMERISAFE, Inc.                                      157,994
    2,927     Atlantic American Corp.                               14,547
    8,213     Citizens, Inc.(a)(b)                                  61,023
   27,088     CNO Financial Group, Inc.                            517,110
    2,920     eHealth, Inc.(a)                                      29,142
    4,842     Employers Holdings, Inc.                             132,187
    1,432     FBL Financial Group, Inc., Class A                    91,132
   72,971     Genworth Financial, Inc., Class A(a)                 272,182
    1,686     Independence Holding Co.                              23,351
      341     National Western Life Group, Inc.                     85,911
    1,041     Phoenix Cos., Inc.(a)                                 38,559
    7,153     Primerica, Inc.                                      337,836
    6,214     StanCorp Financial Group, Inc.                       707,650
   13,712     Symetra Financial Corp.                              435,630
                                                              ------------
                                                                 3,184,828
                                                              ------------
MEDIA - 4.5%
   11,802     Acxiom Corp.(a)                                      246,898
    3,599     AH Belo Corp.                                         17,995
    9,120     AMC Networks, Inc., Class A(a)                       681,082
    2,129     Ascent Capital Group, Inc., Class A(a)                35,597
      959     Avid Technology, Inc.(a)                               6,991
    8,691     Bankrate, Inc.(a)                                    115,590
      784     Beasley Broadcasting Group, Inc., Class A              2,815
      666     Cable One, Inc.                                      288,818
   11,195     Charter Communications, Inc., Class A(a)           2,049,804
    5,624     Clear Channel Outdoor Holdings, Inc.,
                Class A(a)                                          31,438
    4,880     ComScore, Inc.(a)                                    200,812
    4,980     Constant Contact, Inc.(a)                            145,615
    5,416     Crown Media Holdings, Inc., Class A(a)                30,384
    1,461     CSS Industries, Inc.                                  41,463
       50     CTN Media Group, Inc.(a)                                   -
   25,485     Cumulus Media, Inc., Class A(a)                        8,413
    1,243     Dex Media, Inc.(a)                                       149
   32,981     DISH Network Corp., Class A(a)                     1,885,854
    7,004     Dolby Laboratories, Inc., Class A                    235,685
   10,491     DreamWorks Animation SKG, Inc., Class A(a)           270,353
   10,615     Emmis Communications Corp., Class A(a)                 6,794
    4,346     Entercom Communications Corp., Class A(a)             48,806
    8,669     Entravision Communications Corp.,  Class A            66,838
    8,572     EW Scripps Co.                                       162,868
    6,067     FactSet Research Systems, Inc.                       986,312
   16,769     Gannett Co., Inc.                                    273,167
    7,875     Global Eagle Entertainment, Inc.(a)                   77,726
      660     Graham Holdings Co., Class B                         320,080
   10,007     Gray Television, Inc.(a)                             163,114
   63,105     Groupon, Inc.(a)                                     193,732
    6,749     Harte-Hanks, Inc.                                     21,867
   10,085     IHS, Inc., Class A(a)                              1,194,367
    7,267     John Wiley & Sons, Inc., Class A                     327,233
    2,853     Journal Media Group, Inc.                             34,293
   11,989     Lamar Advertising Co., Class A                       719,100

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
--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
   12,326     Lee Enterprises, Inc.(a)                        $     20,708
   37,168     Liberty Global PLC, Series A(a)                    1,574,436
   87,784     Liberty Global PLC, Series C(a)                    3,578,954
    2,538     Liberty Global PLC LiLAC, Series A(a)                104,997
    4,805     Liberty Global PLC LiLAC, Series C(a)                206,615
   67,033     Liberty Interactive Corp., Series A(a)             1,831,342
   14,220     Liberty Media Corp., Class A(a)                      558,135
   29,557     Liberty Media Corp., Class C(a)                    1,125,531
   20,640     Liberty Ventures, Series A(a)                        931,070
   14,068     Lions Gate Entertainment Corp.                       455,662
   21,752     Live Nation Entertainment, Inc.(a)                   534,447
    5,246     Marchex, Inc., Class B                                20,407
   10,903     McClatchy Co., Class A(a)                             13,193
   14,375     Media General, Inc.(a)                               232,156
    5,493     Meredith Corp.                                       237,572
    2,699     Morningstar, Inc.                                    217,027
    9,210     MSG Networks, Inc., Class A(a)                       191,568
    9,730     National CineMedia, Inc.                             152,858
    6,330     New Media Investment Group, Inc.                     123,182
   18,334     New York Times Co., Class A                          246,042
    4,695     Nexstar Broadcasting Group, Inc., Class A            275,596
   20,371     Outfront Media, Inc.                                 444,699
   29,602     Pandora Media, Inc.(a)                               396,963
    7,427     QuinStreet, Inc.(a)                                   31,862
    5,418     Quotient Technology, Inc.(a)(b)                       36,951
    1,421     Remark Media, Inc.(a)(b)                               7,361
    5,483     RetailMeNot, Inc.(a)                                  54,391
    1,743     Rubicon Project, Inc.(a)                              28,672
    1,046     Saga Communications, Inc., Class A                    40,219
    3,775     Scholastic Corp.                                     145,564
   10,372     Sinclair Broadcast Group, Inc., Class A              337,505
  321,595     Sirius XM Holdings, Inc.(a)                        1,308,892
    3,896     Sizmek, Inc.(a)                                       14,220
    1,474     Spanish Broadcasting System, Inc., Class A(a)          4,776
    3,165     SPAR Group, Inc.(a)                                    3,102
   12,237     Starz, Class A(a)                                    409,939
    3,655     TechTarget, Inc.(a)                                   29,350
   16,585     TheStreet, Inc.                                       24,877
   15,923     Time, Inc.                                           249,513
   11,990     Tribune Media Co., Class A                           405,382
    3,616     Tribune Publishing Co.                                33,339
      869     TubeMogul, Inc.(a)                                    11,818
    1,830     Value Line, Inc.                                      24,577
    5,811     WebMD Health Corp.(a)                                280,671
    4,167     XO Group, Inc.(a)                                     66,922
    8,383     Yelp, Inc.(a)                                        241,430
                                                              ------------
                                                                28,156,546
                                                              ------------
MINING - 0.2%
    3,242     Arch Coal, Inc.(a)(b)                                  3,199
    9,192     Cloud Peak Energy, Inc.(a)                            19,119
   20,713     Coeur Mining, Inc.(a)                                 51,368
    4,864     Compass Minerals International, Inc.                 366,113
    2,396     Fairmount Santrol Holdings, Inc.(a)                    5,631
   21,436     General Moly, Inc.(a)                                  4,287
    2,918     Gold Resource Corp.                                    4,844
    9,302     Golden Minerals Co.(a)(b)                              1,860
   58,333     Hecla Mining Co.                                     110,249
    2,763     Peabody Energy Corp.(b)                               21,220
    2,249     Pershing Gold Corp.(a)                                 7,894
    9,624     Royal Gold, Inc.                                     350,987
   15,315     Solitario Exploration & Royalty Corp.(a)               7,566
   18,398     Stillwater Mining Co.(a)                             157,671
    9,743     SunCoke Energy, Inc.                                  33,808
    1,250     Timberline Resources Corp.(a)                            206

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54  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    7,972     U.S. Silica Holdings,  Inc.(b)                  $    149,316
    3,275     Westmoreland Coal Co.(a)(b)                           19,257
                                                              ------------
                                                                 1,314,595
                                                              ------------
MOBILE TELECOMMUNICATIONS - 0.8%
    1,577     Atlantic Tele-Network, Inc.                          123,369
   39,879     Globalstar, Inc.(a)                                   57,426
   12,372     Iridium Communications, Inc.(a)                      104,049
   14,857     NII Holdings, Inc.(a)                                 75,028
    3,146     NTELOS Holdings Corp.(a)                              28,754
   10,768     ORBCOMM, Inc.(a)                                      77,960
    1,832     PDV Wireless, Inc.(a)                                 50,380
   18,691     SBA Communications Corp., Class A(a)               1,963,863
    3,379     Shenandoah Telecommunications Co.                    145,466
    3,740     Spok Holdings, Inc.                                   68,517
  116,574     Sprint Corp.(a)(b)                                   421,998
   40,753     T-Mobile U.S., Inc.(a)                             1,594,257
   13,138     Telephone & Data Systems, Inc.                       340,143
   15,223     Towerstream Corp.(a)                                   5,783
    1,710     United States Cellular Corp.(a)                       69,785
                                                              ------------
                                                                 5,126,778
                                                              ------------
NONLIFE INSURANCE - 3.8%
    2,371     Alleghany Corp.(a)                                 1,133,172
   13,193     Allied World Assurance Co. Holdings AG               490,648
    6,380     Ambac Financial Group, Inc.(a)                        89,894
   10,459     American Financial Group, Inc.                       753,885
    1,065     American National Insurance Co.                      108,918
    5,706     AmTrust Financial Services, Inc.                     351,375
   17,897     Arch Capital Group Ltd.(a)                         1,248,316
    4,152     Argo Group International Holdings Ltd.               248,456
   25,663     Arthur J Gallagher & Co.                           1,050,643
    8,824     Aspen Insurance Holdings Ltd.                        426,199
   20,198     Assured Guaranty Ltd.                                533,833
   13,910     Axis Capital Holdings Ltd.                           782,020
    2,261     Baldwin & Lyons, Inc., Class B                        54,332
   17,387     Brown & Brown, Inc.                                  558,123
    3,426     CNA Financial Corp.                                  120,424
    2,337     Donegal Group, Inc., Class A                          32,905
    1,652     EMC Insurance Group, Inc.                             41,796
    8,807     Endurance Specialty Holdings Ltd.                    563,560
    1,736     Enstar Group Ltd.(a)                                 260,469
    3,611     Erie Indemnity Co., Class A                          345,356
    6,231     Everest Re Group Ltd.                              1,140,834
    2,537     Federated National Holding Co.                        74,994
    8,599     First Acceptance Corp.(a)                             20,466
   15,901     First American Financial Corp.                       570,846
    1,701     Global Indemnity PLC(a)                               49,363
    5,039     Greenlight Capital Re Ltd.(a)                         94,280
    6,289     Hanover Insurance Group, Inc.                        511,547
    1,768     HCI Group, Inc.                                       61,615
    2,115     Heritage Insurance Holdings, Inc.                     46,149
   12,181     Hilltop Holdings, Inc.(a)                            234,119
    6,108     Horace Mann Educators Corp.                          202,663
    1,707     Infinity Property & Casualty Corp.                   140,367
    7,077     Kemper Corp.                                         263,618
    8,614     Maiden Holdings Ltd.                                 128,435
    2,066     Markel Corp.(a)                                    1,825,001
   21,248     MBIA, Inc.(a)                                        137,687

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
--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    3,553     Mercury General Corp.                           $    165,463
    9,047     National General Holdings Corp.                      197,767
    1,300     National Interstate Corp.                             34,710
    1,797     Navigators Group, Inc.(a)                            154,165
   35,718     Old Republic International Corp.                     665,426
    3,598     OneBeacon Insurance Group Ltd.                        44,651
    6,920     PartnerRe Ltd.                                       967,001
    1,044     Prism Technologies Group, Inc.(a)                      1,044
    7,994     ProAssurance Corp.                                   387,949
    9,633     Reinsurance Group of America, Inc.                   824,103
    6,409     RenaissanceRe Holdings Ltd.                          725,435
    5,503     RLI Corp.                                            339,810
    2,336     Safety Insurance Group, Inc.                         131,704
    8,303     Selective Insurance Group, Inc.                      278,815
    2,450     State Auto Financial Corp.                            50,445
    5,202     State National Cos., Inc.                             51,032
    9,561     Third Point Reinsurance Ltd.(a)                      128,213
    3,306     United Fire Group, Inc.                              126,653
    3,080     United Insurance Holdings Corp.                       52,668
    4,997     Universal Insurance Holdings, Inc.                   115,830
   11,963     Validus Holdings Ltd.                                553,767
   14,497     W.R. Berkley Corp.                                   793,711
      855     White Mountains Insurance Group Ltd.                 621,422
   25,978     Willis Group Holdings PLC                          1,261,751
                                                              ------------
                                                                23,369,843
                                                              ------------
OIL & GAS PRODUCERS - 1.9%
   16,317     Abraxas Petroleum Corp.(a)                            17,296
      460     Adams Resources & Energy, Inc.                        17,664
    4,552     Alon USA Energy, Inc.                                 67,552
    5,719     Approach Resources, Inc.(a)(b)                        10,523
    4,904     Barnwell Industries, Inc.(a)                           9,219
    7,950     Bill Barrett Corp.(a)                                 31,243
    6,854     Bonanza Creek Energy, Inc.(a)                         36,121
    7,389     C&J Energy Services Ltd.(a)                           35,172
   46,267     California Resources Corp.                           107,802
   10,595     Callon Petroleum Co.(a)                               88,362
    7,248     Carrizo Oil & Gas, Inc.(a)                           214,396
   34,899     Cheniere Energy, Inc.(a)                           1,299,988
      984     Clayton Williams Energy, Inc.(a)                      29,097
   50,294     Cobalt International Energy, Inc.(a)                 271,588
    7,198     Comstock Resources, Inc.(a)(b)                        13,460
   18,686     Concho Resources, Inc.(a)                          1,735,182
    3,254     Contango Oil & Gas Co.(a)                             20,858
   12,172     Continental Resources, Inc.(a)                       279,713
    2,373     CVR Energy, Inc.                                      93,378
    5,308     Dawson Geophysical Co.(a)                             18,366
    8,207     Delek U.S. Holdings, Inc.                            201,892
   51,927     Denbury Resources, Inc.                              104,892
    9,518     Diamondback Energy, Inc.(a)                          636,754
    7,534     Eclipse Resources Corp.(a)                            13,712
    3,264     Emerald Oil, Inc.(a)(b)                                3,688
   11,607     Energen Corp.                                        475,771
   15,824     Energy XXI Ltd.(b)                                    15,982
    5,570     EP Energy Corp., Class A(a)(b)                        24,397
    2,473     Era Group, Inc.(a)                                    27,574
    5,834     Evolution Petroleum Corp.                             28,061
   28,887     EXCO Resources, Inc.(a)(b)                            35,820
    6,204     FX Energy, Inc.(a)                                     7,135
   14,658     Gastar Exploration, Inc.(a)                           19,202
   15,201     Goodrich Petroleum Corp.(a)(b)                         4,043

================================================================================

56  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
   16,151     Gulfport Energy Corp.(a)                        $    396,830
   12,564     Halcon Resources Corp.(a)(b)                          15,831
    9,380     Harvest Natural Resources, Inc.(a)                     3,986
   27,229     HollyFrontier Corp.                                1,086,165
    5,104     Houston American Energy Corp.(a)                         893
      299     Isramco, Inc.(a)(b)                                   26,704
   21,898     Kosmos Energy Ltd.(a)                                113,870
   18,495     Laredo Petroleum, Inc.(a)(b)                         147,775
    3,259     Magellan Petroleum Corp.(a)                            1,790
   11,961     Matador Resources Co.(a)                             236,469
   13,020     Memorial Resource Development Corp.(a)               210,273
    1,621     Midstates Petroleum Co., Inc.(a)                       3,274
   42,757     Nabors Industries Ltd.                               363,862
    8,538     Northern Oil and Gas, Inc.(a)(b)                      32,957
   20,468     Oasis Petroleum, Inc.(a)                             150,849
    3,564     Pacific Ethanol, Inc.(a)                              17,036
    3,171     Panhandle Oil and Gas, Inc.                           51,243
   12,223     Parsley Energy, Inc., Class A(a)                     225,514
   13,539     PBF Energy, Inc., Class A                            498,371
    6,018     PDC Energy, Inc.(a)                                  321,241
   11,473     Penn Virginia Corp.(a)(b)                              3,446
   11,732     PetroQuest Energy, Inc.(a)                             5,866
   10,165     Pioneer Energy Services Corp.(a)                      22,058
   23,519     QEP Resources, Inc.                                  315,155
   26,413     Resolute Energy Corp.(a)                              22,979
    7,757     Rex Energy Corp.(a)(b)                                 8,145
    4,792     Ring Energy, Inc.(a)                                  33,784
    9,506     RSP Permian, Inc.(a)                                 231,851
    8,884     Sanchez Energy Corp.(a)(b)                            38,290
   74,197     SandRidge Energy, Inc.(a)                             14,839
    6,506     SemGroup Corp., Class A                              187,763
   10,043     SM Energy Co.                                        197,445
    8,544     Stone Energy Corp.(a)                                 36,654
    2,214     Syntroleum Corp.(a)                                        -
    7,212     Targa Resources Corp.                                195,157
    5,009     Torchlight Energy Resources, Inc.(a)                   5,059
      460     Trecora Resources(a)                                   5,699
   11,728     Triangle Petroleum Corp.(a)                            9,031
   23,153     Ultra Petroleum Corp.(a)                              57,882
   10,701     VAALCO Energy, Inc.(a)                                17,122
    5,629     W&T Offshore, Inc.(a)(b)                              13,003
   25,482     Warren Resources, Inc.(a)                              5,351
   10,390     Western Refining, Inc.                               370,092
   30,214     Whiting Petroleum Corp.(a)                           285,220
   34,447     WPX Energy, Inc.(a)                                  197,726
   14,230     Zion Oil & Gas, Inc.(a)                               26,468
                                                              ------------
                                                                12,206,921
                                                              ------------
OIL EQUIPMENT, SERVICES & DISTRIBUTION - 1.2%
   10,345     Archrock, Inc.                                        77,794
    8,556     Atwood Oceanics, Inc.                                 87,528
    7,015     Basic Energy Services, Inc.(a)(b)                     18,800
    5,197     Bristow Group, Inc.                                  134,602
    2,969     CARBO Ceramics, Inc.(b)                               51,067
    4,432     Chart Industries, Inc.(a)                             79,599
    6,288     Core Laboratories NV                                 683,757
   17,287     Dakota Plains Holdings, Inc.(a)                        4,299
    5,798     Dril-Quip, Inc.(a)                                   343,416
    5,172     Exterran Corp.(a)                                     83,011
    8,081     Flotek Industries, Inc.(a)                            92,447
   10,079     Forum Energy Technologies, Inc.(a)                   125,584
    5,565     Frank's International NV                              92,880
    2,032     Geospace Technologies Corp.(a)                        28,590
    7,230     Glori Energy, Inc.(a)(b)                               2,567
    2,513     Gulf Island Fabrication, Inc.                         26,286
    4,514     Gulfmark Offshore, Inc., Class A(a)(b)                21,080
   14,959     Helix Energy Solutions Group, Inc.(a)                 78,684

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                                                   SCHEDULE OF INVESTMENTS |  57

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
--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    5,026     Hornbeck Offshore Services, Inc.(a)             $     49,958
   21,270     ION Geophysical Corp.(a)                              10,701
   21,036     Key Energy Services, Inc.(a)                          10,141
    4,118     Matrix Service Co.(a)                                 84,584
   35,472     McDermott International, Inc.(a)                     118,831
    4,047     Mitcham Industries, Inc.(a)                           12,181
   15,474     MRC Global, Inc.(a)                                  199,615
    2,730     Natural Gas Services Group, Inc.(a)                   60,879
   13,319     Newpark Resources, Inc.(a)                            70,324
   35,223     Noble Corp. PLC(b)                                   371,603
   16,086     NOW, Inc.(a)                                         254,481
   14,456     Oceaneering International, Inc.                      542,389
   29,227     OGE Energy Corp.                                     768,378
    7,588     Oil States International, Inc.(a)                    206,773
    3,939     Par Pacific Holdings, Inc.(a)                         92,724
   19,733     Parker Drilling Co.(a)                                35,914
   21,569     Patterson-UTI Energy, Inc.                           325,261
    1,452     PHI, Inc.(a)                                          23,827
   18,179     Rowan Cos. PLC, Class A                              308,134
    9,161     RPC, Inc.                                            109,474
    2,530     SEACOR Holdings, Inc.(a)                             132,977
   11,269     Seventy Seven Energy, Inc.(a)                         11,832
   22,046     Superior Energy Services, Inc.                       296,960
    6,257     Tesco Corp.                                           45,301
   12,273     TETRA Technologies, Inc.(a)                           92,293
    6,879     Tidewater, Inc.(b)                                    47,878
    7,562     Unit Corp.(a)                                         92,256
  113,886     Weatherford International PLC(a)                     955,504
    9,067     Willbros Group, Inc.(a)                               24,390
                                                              ------------
                                                                 7,387,554
                                                              ------------
PERSONAL GOODS - 1.0%
   62,759     Avon Products, Inc.                                  254,174
    7,722     Carter's, Inc.                                       687,490
    1,956     Cherokee, Inc.(a)                                     33,741
    4,038     Columbia Sportswear Co.                              196,893
   12,349     Coty, Inc., Class A(b)                               316,505
   11,409     Crocs, Inc.(a)                                       116,828
    1,628     Culp, Inc.                                            41,465
    4,841     Deckers Outdoor Corp.(a)                             228,495
    4,198     Elizabeth Arden, Inc.(a)(b)                           41,560
    5,912     G-III Apparel Group Ltd.(a)                          261,665
    4,169     Helen of Troy Ltd.(a)                                392,928
    7,394     Iconix Brand Group, Inc.(a)                           50,501
    2,513     Inter Parfums, Inc.                                   59,860
   19,026     Kate Spade & Co.(a)                                  338,092
    2,101     Lakeland Industries, Inc.(a)                          25,086
   16,527     LULULEMON Athletica, Inc.(a)                         867,172
    2,476     Movado Group, Inc.                                    63,658
    8,367     Nu Skin Enterprises, Inc., Class A                   317,026
    1,530     Orchids Paper Products Co.                            47,307
    2,185     Oxford Industries, Inc.                              139,447
    2,072     Perry Ellis International, Inc.(a)                    38,166
    1,899     Revlon, Inc., Class A(a)                              52,868
    1,306     Rocky Brands, Inc.                                    15,097
    4,739     Sequential Brands Group, Inc.(a)                      37,485
   18,924     Skechers U.S.A., Inc., Class A(a)                    571,694
    8,495     Steven Madden Ltd.(a)                                256,719
    8,676     Tumi Holdings, Inc.(a)                               144,282
    2,485     Unifi, Inc.(a)                                        69,953
    3,075     Vera Bradley, Inc.(a)                                 48,462
    2,265     Vince Holding Corp.(a)                                10,374
    1,357     Weyco Group, Inc.                                     36,313
   15,101     Wolverine World Wide, Inc.                           252,338
                                                              ------------
                                                                 6,013,644
                                                              ------------
PHARMACEUTICALS & BIOTECHNOLOGY - 6.5%
   11,767     ACADIA Pharmaceuticals, Inc.(a)                      419,494
    3,723     Accelerate Diagnostics, Inc.(a)                       80,007
    4,434     Acceleron Pharma, Inc.(a)                            216,202

================================================================================

58  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    6,998     AcelRx Pharmaceuticals, Inc.(a)                 $     26,942
   17,165     Achillion Pharmaceuticals, Inc.(a)                   185,210
      273     Aclaris Therapeutics, Inc.(a)                          7,355
    6,291     Acorda Therapeutics, Inc.(a)                         269,129
    3,204     Acura Pharmaceuticals, Inc.(a)(b)                      8,106
      404     Adamas Pharmaceuticals, Inc.(a)                       11,441
    4,970     Adamis Pharmaceuticals Corp.(a)(b)                    26,838
      520     Aduro Biotech, Inc.(a)                                14,633
    4,185     Advaxis, Inc.(a)                                      42,101
    4,608     Aegerion Pharmaceuticals, Inc.(a)                     46,541
    4,225     Aerie Pharmaceuticals, Inc.(a)                       102,879
   11,994     Affymetrix, Inc.(a)                                  121,019
   11,520     Agenus, Inc.(a)                                       52,301
    3,858     Agios Pharmaceuticals, Inc.(a)                       250,461
      856     Aimmune Therapeutics, Inc.(a)                         15,793
    1,762     Akebia Therapeutics, Inc.(a)                          22,765
   12,104     Akorn, Inc.(a)                                       451,600
    4,097     Albany Molecular Research, Inc.(a)                    81,325
    3,889     Alder Biopharmaceuticals, Inc.(a)                    128,454
    2,978     Aldeyra Therapeutics, Inc.(a)                         20,191
    7,469     Alimera Sciences, Inc.(a)                             18,075
   21,918     Alkermes PLC(a)                                    1,739,851
   10,803     Alnylam Pharmaceuticals, Inc.(a)                   1,016,994
    3,609     AMAG Pharmaceuticals, Inc.(a)                        108,956
   17,896     Amicus Therapeutics, Inc.(a)                         173,591
    3,207     Amphastar Pharmaceuticals, Inc.(a)                    45,636
    8,902     Ampio Pharmaceuticals, Inc.(a)                        31,157
    6,452     Anacor Pharmaceuticals, Inc.(a)                      728,882
    3,648     Anavex Life Sciences Corp.(a)                         20,319
    1,215     ANI Pharmaceuticals, Inc.(a)                          54,827
    5,522     Anthera Pharmaceuticals, Inc.(a)                      25,622
      824     Applied Genetic Technologies Corp.(a)                 16,810
   12,376     Apricus Biosciences, Inc.(a)(b)                       12,252
      895     Aquinox Pharmaceuticals, Inc.(a)                      11,170
    4,787     Aratana Therapeutics, Inc.(a)                         26,711
   36,143     Arena Pharmaceuticals, Inc.(a)                        68,672
   28,457     Ariad Pharmaceuticals, Inc.(a)                       177,856
   14,883     ArQule, Inc.(a)                                       32,296
   20,224     Array BioPharma, Inc.(a)                              85,345
    9,457     Arrowhead Research Corp.(a)(b)                        58,161
    2,704     Assembly Biosciences, Inc.(a)                         20,307
    2,508     Atara Biotherapeutics, Inc.(a)                        66,236
   16,987     Athersys, Inc.(a)(b)                                  17,497
    2,724     Avalanche Biotechnologies, Inc.(a)                    25,932
   13,305     AVEO Pharmaceuticals, Inc.(a)                         16,764
   16,724     Bio-Path Holdings, Inc.(a)                            20,905
    5,409     Bio-Techne Corp.                                     486,810
   10,728     BioCryst Pharmaceuticals, Inc.(a)                    110,713
    8,009     BioDelivery Sciences International, Inc.(a)           38,363
   23,672     BioMarin Pharmaceutical, Inc.(a)                   2,479,879
      240     Biospecifics Technologies Corp.(a)                    10,313
    9,180     Biota Pharmaceuticals, Inc.(a)                        17,809

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
--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    9,573     BioTime, Inc.(a)(b)                             $     39,249
    5,386     Bluebird Bio, Inc.(a)                                345,889
    2,540     Calithera Biosciences, Inc.(a)                        19,456
    1,665     Capricor Therapeutics, Inc.(a)                         5,112
    1,704     Cara Therapeutics, Inc.(a)                            28,729
    3,615     Carbylan Therapeutics, Inc.(a)                        13,086
    7,740     CASI Pharmaceuticals, Inc.(a)                          7,430
   14,925     Catalent, Inc.(a)                                    373,573
   12,442     Catalyst Pharmaceutical, Inc.(a)                      30,483
   21,543     CEL-SCI Corp.(a)                                       7,971
    4,574     Celladon Corp.(a)(b)                                   6,724
   14,541     Celldex Therapeutics, Inc.(a)                        228,003
    1,597     Cellular Biomedicine Group, Inc.(a)(b)                34,320
    5,433     Cempra, Inc.(a)(b)                                   169,129
   15,994     Cerus Corp.(a)(b)                                    101,082
    6,794     Charles River Laboratories International,
                Inc.(a)                                            546,170
      321     Chiasma, Inc.(a)                                       6,282
    6,230     Chimerix, Inc.(a)                                     55,759
    2,800     Cleveland BioLabs, Inc.(a)                             9,772
    4,926     Clovis Oncology, Inc.(a)                             172,410
    1,824     Coherus Biosciences, Inc.(a)                          41,879
      501     Collegium Pharmaceutical, Inc.(a)                     13,778
    2,663     Concert Pharmaceuticals, Inc.(a)                      50,517
    5,453     ContraVir Pharmaceuticals, Inc.(a)(b)                  8,398
    6,152     Corbus Pharmaceuticals Holdings, Inc.(a)              10,151
   12,029     Corcept Therapeutics, Inc.(a)                         59,904
    7,588     CorMedix, Inc.(a)(b)                                  15,404
   26,414     CTI BioPharma Corp.(a)                                32,489
    4,500     Cumberland Pharmaceuticals, Inc.(a)                   23,670
   19,155     Curis, Inc.(a)                                        55,741
    6,535     Cytokinetics, Inc.(a)                                 68,356
      374     CytomX Therapeutics, Inc.(a)                           7,805
   38,917     Cytori Therapeutics, Inc.(a)                           7,239
    9,758     CytRx Corp.(a)                                        25,859
    9,157     Depomed, Inc.(a)                                     166,016
    2,843     Dermira, Inc.(a)                                      98,396
    2,670     Dicerna Pharmaceuticals, Inc.(a)                      31,693
   39,288     Discovery Laboratories, Inc.(a)                        8,404
   19,556     Durect Corp.(a)                                       43,219
   21,860     Dyax Corp.(a)                                        822,373
    5,042     Dynavax Technologies Corp.(a)                        121,815
    1,453     Eagle Pharmaceuticals, Inc.(a)                       128,838
      477     Edge Therapeutics, Inc.(a)                             5,963
      613     Egalet Corp.(a)                                        6,755
    4,498     Emergent Biosolutions, Inc.(a)                       179,965
    2,059     Enanta Pharmaceuticals, Inc.(a)                       67,988
    7,477     Endocyte, Inc.(a)                                     29,983
    8,028     Enzo Biochem, Inc.(a)                                 36,126
    3,520     Epizyme, Inc.(a)                                      56,390
    2,194     Esperion Therapeutics, Inc.(a)                        48,838
   14,395     Exact Sciences Corp.(a)                              132,866
   30,516     Exelixis, Inc.(a)                                    172,110
    4,030     Fate Therapeutics, Inc.(a)                            13,581
    4,586     Fibrocell Science, Inc.(a)                            20,866
    7,203     FibroGen, Inc.(a)                                    219,475
    3,699     Five Prime Therapeutics, Inc.(a)                     153,508
      493     Flex Pharma, Inc.(a)                                   6,138
    1,752     Flexion Therapeutics, Inc.(a)                         33,761
    6,807     Fortress Biotech, Inc.(a)(b)                          18,992
    2,028     Foundation Medicine, Inc.(a)                          42,710
   27,712     Galena Biopharma, Inc.(a)(b)                          40,737
    2,061     Galmed Pharmaceuticals Ltd.(a)                        15,684

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60  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    3,917     Genocea Biosciences, Inc.(a)                    $     20,643
    2,857     Genomic Health, Inc.(a)                              100,566
    8,267     GenVec, Inc.(a)                                       15,211
   25,126     Geron Corp.(a)                                       121,610
      296     Global Blood Therapeutics, Inc.(a)                     9,570
   17,845     GTx, Inc.(a)                                          12,492
   16,253     Halozyme Therapeutics, Inc.(a)                       281,664
    6,840     Harvard Bioscience, Inc.(a)                           23,735
    2,991     Heat Biologics, Inc.(a)(b)                             7,298
   68,726     Hemispherx Biopharma, Inc.(a)                          5,532
    4,649     Heron Therapeutics, Inc.(a)                          124,128
    1,354     Histogenics Corp.(a)(b)                                4,739
   21,184     Horizon Pharma PLC(a)                                459,057
   21,015     iBio, Inc.(a)                                         11,768
   15,546     Idera Pharmaceuticals, Inc.(a)(b)                     48,037
    3,804     Ignyta, Inc.(a)                                       50,974
    1,494     Immune Design Corp.(a)                                30,000
   12,865     ImmunoGen, Inc.(a)                                   174,578
   17,696     Immunomedics, Inc.(a)                                 54,327
    9,869     Impax Laboratories, Inc.(a)                          421,998
    4,058     INC Research Holdings, Inc., Class A(a)              196,854
   24,560     Incyte Corp.(a)                                    2,663,532
    7,013     Infinity Pharmaceuticals, Inc.(a)                     55,052
    1,292     Inotek Pharmaceuticals Corp.(a)                       14,638
   10,866     Inovio Pharmaceuticals, Inc.(a)(b)                    73,020
    9,141     Insmed, Inc.(a)                                      165,909
    3,557     Insys Therapeutics, Inc.(a)                          101,837
    2,543     Intercept Pharmaceuticals, Inc.(a)                   379,797
    7,312     Intrexon Corp.(a)(b)                                 220,457
    1,860     Invitae Corp.(a)(b)                                   15,271
    1,129     InVivo Therapeutics Holdings Corp.(a)                  8,129
   17,683     Ionis Pharmaceuticals, inc.(a)                     1,095,108
   19,090     Ironwood Pharmaceuticals, Inc.(a)                    221,253
   15,938     IsoRay, Inc.(a)(b)                                    14,942
    9,039     Jazz Pharmaceuticals PLC(a)                        1,270,522
    2,517     Juniper Pharmaceuticals, Inc.(a)                      25,925
    3,090     Karyopharm Therapeutics, Inc.(a)                      40,943
      384     KemPharm, Inc.(a)                                      7,626
   16,183     Keryx Biopharmaceuticals, Inc.(a)(b)                  81,724
    5,799     Kite Pharma, Inc.(a)                                 357,334
    2,049     La Jolla Pharmaceutical Co.(a)                        55,323
    4,175     Lannett Co., Inc.(a)                                 167,501
    6,848     Lexicon Pharmaceuticals, Inc.(a)                      91,147
    2,712     Ligand Pharmaceuticals, Inc., Class B(a)             294,035
    7,492     Lion Biotechnologies, Inc.(a)                         57,838
    1,133     Loxo Oncology, Inc.(a)                                32,234
    5,868     Luminex Corp.(a)                                     125,517
    4,547     MacroGenics, Inc.(a)                                 140,821
   39,844     MannKind Corp.(a)(b)                                  57,774
   15,428     Mast Therapeutics, Inc.(a)                             6,484
    4,609     Medgenics, Inc.(a)                                    27,746
    9,988     Medicines Co.(a)                                     372,952
    1,864     MediciNova, Inc.(a)                                    6,617
   23,465     Medivation, Inc.(a)                                1,134,298
    8,459     MEI Pharma, Inc.(a)                                   13,534
   15,780     Merrimack Pharmaceuticals, Inc.(a)                   124,662
   15,260     MiMedx Group, Inc.(a)                                142,986
    1,890     Minerva Neurosciences, Inc.(a)                        11,472
    1,760     Mirati Therapeutics, Inc.(a)                          55,616
    9,395     Momenta Pharmaceuticals, Inc.(a)                     139,422

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                                                   SCHEDULE OF INVESTMENTS |  61

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
--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
   10,099     Myriad Genetics, Inc.(a)                        $    435,873
      449     NanoString Technologies, Inc.(a)                       6,605
      344     NantKwest, Inc.(a)                                     5,962
   20,082     Nektar Therapeutics(a)                               338,382
    1,616     Neothetics, Inc.(a)                                    2,246
   17,361     Neuralstem, Inc.(a)(b)                                17,882
   11,665     Neurocrine Biosciences, Inc.(a)                      659,889
    3,137     NewLink Genetics Corp.(a)                            114,155
    7,566     Northwest Biotherapeutics, Inc.(a)(b)                 24,211
   39,656     Novavax, Inc.(a)                                     332,714
    5,409     Omeros Corp.(a)                                       85,084
    2,147     OncoMed Pharmaceuticals, Inc.(a)                      48,393
   15,224     Oncothyreon, Inc.(a)                                  33,797
    4,138     Ophthotech Corp.(a)                                  324,957
   47,499     OPKO Health, Inc.(a)(b)                              477,365
   18,080     Orexigen Therapeutics, Inc.(a)                        31,098
   12,913     Organovo Holdings, Inc.(a)                            32,153
    2,766     Osiris Therapeutics, Inc.                             28,711
    2,684     Otonomy, Inc.(a)                                      74,481
    3,839     OvaScience, Inc.(a)(b)                                37,507
    9,227     Pacific Biosciences of California, Inc.(a)           121,151
    5,481     Pacira Pharmaceuticals, Inc.(a)                      420,886
    8,736     Pain Therapeutics, Inc.(a)                            15,288
   23,498     Palatin Technologies, Inc.(a)                         15,603
      841     Paratek Pharmaceuticals, Inc.(a)                      15,954
   23,556     PDL BioPharma, Inc.                                   83,388
   35,720     Peregrine Pharmaceuticals, Inc.(a)                    41,792
    7,631     Pernix Therapeutics Holdings(a)                       22,511
    2,551     Pfenex, Inc.(a)                                       31,581
   14,512     PharmAthene, Inc.(a)                                  27,573
    7,809     Portola Pharmaceuticals, Inc.(a)                     401,773
    4,693     Pozen, Inc.(a)                                        32,053
    3,027     PRA Health Sciences, Inc.(a)                         137,032
    7,922     Prestige Brands Holdings, Inc.(a)                    407,825
   10,933     Progenics Pharmaceuticals, Inc.(a)                    67,019
    1,374     Proteon Therapeutics, Inc.(a)                         21,311
    4,746     Prothena Corp. PLC(a)                                323,250
   14,312     Provectus Biopharmaceuticals, Inc.(a)                  5,582
    6,822     pSivida Corp.(a)                                      32,882
    4,711     PTC Therapeutics, Inc.(a)                            152,636
    3,236     Puma Biotechnology, Inc.(a)                          253,702
   14,156     Quintiles Transnational Holdings, Inc.(a)            971,951
    5,022     Radius Health, Inc.(a)                               309,054
   13,164     Raptor Pharmaceutical Corp.(a)                        68,453
    1,103     Recro Pharma, Inc.(a)                                  9,927
      450     REGENXBIO, Inc.(a)                                     7,470
    4,368     Regulus Therapeutics, Inc.(a)                         38,089
    4,515     Relypsa, Inc.(a)                                     127,955
      782     Rennova Health, Inc.(a)                                1,064
    5,025     Repligen Corp.(a)                                    142,157
    4,528     Repros Therapeutics, Inc.(a)                           5,479
    4,674     Retrophin, Inc.(a)                                    90,161
    2,714     Revance Therapeutics, Inc.(a)                         92,710
   44,878     Rexahn Pharmaceuticals, Inc.(a)                       16,291
   16,778     Rigel Pharmaceuticals, Inc.(a)                        50,837
    1,577     Sage Therapeutics, Inc.(a)                            91,939
    3,816     Sagent Pharmaceuticals, Inc.(a)                       60,713
   10,912     Sangamo Biosciences, Inc.(a)                          99,627
    5,742     Sarepta Therapeutics, Inc.(a)                        221,526

================================================================================

62  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    8,444     SciClone Pharmaceuticals, Inc.(a)               $     77,685
   15,551     Seattle Genetics, Inc.(a)                            697,929
   22,329     Sequenom, Inc.(a)                                     36,620
      684     Seres Therapeutics, Inc.(a)(b)                        24,002
    3,786     Sorrento Therapeutics, Inc.(a)                        32,976
    9,945     Spectrum Pharmaceuticals, Inc.(a)                     59,968
   26,556     StemCells, Inc.(a)                                    11,061
    3,075     Stemline Therapeutics, Inc.(a)                        19,403
    3,182     Sucampo Pharmaceuticals, Inc., Class A(a)             55,017
   14,059     Sunesis Pharmaceuticals, Inc.(a)                      12,618
    5,391     Supernus Pharmaceuticals, Inc.(a)                     72,455
   14,106     Synergy Pharmaceuticals, Inc.(a)                      79,981
   19,557     Synta Pharmaceuticals Corp.(a)                         6,884
   13,497     Synthetic Biologics, Inc.(a)                          30,908
    6,994     Teligent, Inc.(a)                                     62,247
    1,873     Tenax Therapeutics, Inc.(a)                            6,143
    6,125     Tetraphase Pharmaceuticals, Inc.(a)                   61,434
    6,103     TG Therapeutics, Inc.(a)                              72,809
   21,220     TherapeuticsMD, Inc.(a)                              220,051
    3,971     Theravance Biopharma, Inc.(a)(b)                      65,085
   12,381     Theravance, Inc.                                     130,496
   10,962     Threshold Pharmaceuticals, Inc.(a)                     5,261
    1,364     Titan Pharmaceuticals, Inc.(a)                         6,056
    1,487     Tokai Pharmaceuticals, Inc.(a)(b)                     12,967
    1,554     Tonix Pharmaceuticals Holding Corp.(a)                11,919
    1,428     Tracon Pharmaceuticals, Inc.(a)                       13,195
    5,222     Trevena, Inc.(a)                                      54,831
    5,524     Trovagene, Inc.(a)(b)                                 29,830
    3,113     Trubion Pharmaceuticals, Inc.                              -
    5,133     Ultragenyx Pharmaceutical, Inc.(a)                   575,820
    6,678     United Therapeutics Corp.(a)                       1,045,842
    6,494     Vanda Pharmaceuticals, Inc.(a)                        60,459
    5,333     Verastem, Inc.(a)                                      9,919
    3,367     Versartis, Inc.(a)                                    41,717
   29,769     Vical, Inc.(a)                                        12,205
    2,075     Vitae Pharmaceuticals, Inc.(a)                        37,558
    3,761     Vital Therapies, Inc.(a)(b)                           43,327
   17,507     Vivus, Inc.(a)(b)                                     17,857
      286     Voyager Therapeutics, Inc.(a)                          6,263
      438     WaVe Life Sciences Pte Ltd.(a)                         6,986
    5,212     Xencor Inc.(a)                                        76,199
    9,305     XenoPort, Inc.(a)                                     51,084
   21,795     XOMA Corp.(a)(b)                                      28,987
   18,936     ZIOPHARM Oncology, Inc.(a)(b)                        157,358
    2,100     Zogenix, Inc.(a)                                      30,954
                                                              ------------
                                                                40,076,312
                                                              ------------
REAL ESTATE INVESTMENT & SERVICES - 1.5%
    5,690    AG Mortgage Investment Trust, Inc.                     73,060
    6,845    Alexander & Baldwin, Inc.                             241,697
    1,818    Altisource Portfolio Solutions SA(a)                   50,558
    1,631    American Realty Investors, Inc.(a)                      8,987
    6,129    American Residential Properties, Inc.                 115,838
    2,544    AV Homes, Inc.(a)                                      32,589
      993    BBX Capital Corp., Class A(a)                          15,540
    1,412    Black Knight Financial Services, Inc., Class A(a)      46,681

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                                                   SCHEDULE OF INVESTMENTS |  63

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    8,513     CareTrust REIT, Inc.                            $     93,217
   28,664     Chimera Investment Corp.                             390,977
   17,562     Columbia Property Trust, Inc.                        412,356
   18,455     Communications Sales & Leasing, Inc.(a)              344,924
    1,260     Consolidated-Tomoka Land Co.                          66,415
    8,841     Dynex Capital, Inc.                                   56,140
   31,031     Forest City Enterprises, Inc., Class A(a)            680,510
    5,654     Forestar Group, Inc.(a)                               61,855
   14,345     Gaming and Leisure Properties, Inc.                  398,791
    5,400     Hannon Armstrong Sustainable Infrastructure
                Capital, Inc.                                      102,168
    5,216     HFF, Inc., Class A                                   162,061
    5,306     Howard Hughes Corp.(a)                               600,427
    3,898     InfraREIT, Inc.                                       72,113
    6,634     Jones Lang LaSalle, Inc.                           1,060,511
   12,446     Kennedy-Wilson Holdings, Inc.                        299,700
    1,008     Marcus & Millichap, Inc.(a)                           29,373
    5,106     Maui Land & Pineapple Co., Inc.(a)                    27,879
   26,236     Monogram Residential Trust, Inc.                     256,063
    5,990     Nationstar Mortgage Holdings, Inc.(a)                 80,086
   25,617     Paramount Group, Inc.                                463,668
    5,483     QTS Realty Trust, Inc., Class A                      247,338
    2,316     RE/MAX Holdings, Inc., Class A                        86,387
   21,742     Realogy Holdings Corp.(a)                            797,279
    1,837     Reis, Inc.                                            43,592
    9,563     Rexford Industrial Realty, Inc.                      156,451
    9,326     Select Income REIT                                   184,841
   10,898     St. Joe Co.(a)                                       201,722
    7,726     STORE Capital Corp.                                  179,243
    2,659     Tejon Ranch Co.(a)                                    50,920
   16,431     Xenia Hotels & Resorts, Inc.                         251,887
    6,601     Zillow Group, Inc., Class A(a)(b)                    171,890
   15,637     Zillow Group, Inc., Class C(a)(b)                    367,157
                                                              ------------
                                                                 8,982,891
                                                              ------------
REAL ESTATE INVESTMENT TRUSTS (REITs) - 9.0%
   10,118     Acadia Realty Trust                                  335,412
    3,375     Agree Realty Corp.                                   114,716
      532     Alexander's, Inc.                                    204,347
   10,521     Alexandria Real Estate Equities, Inc.                950,678
    9,073     Altisource Residential Corp.                         112,596
    5,207     American Assets Trust, Inc.                          199,688
   16,572     American Campus Communities, Inc.                    685,086
   49,747     American Capital Agency Corp.                        862,613
    8,007     American Capital Mortgage Investment Corp.           111,778
   24,149     American Homes 4 Rent, Class A                       402,322
  137,577     Annaly Capital Management, Inc.                    1,290,472
   16,369     Anworth Mortgage Asset Corp.                          71,205
   10,045     Apollo Commercial Real Estate Finance, Inc.          173,075
    6,308     Apollo Residential Mortgage, Inc.                     75,381
   24,383     Apple Hospitality REIT, Inc.(b)                      486,929
    9,585     Arbor Realty Trust, Inc.                              68,533
    1,883     Arlington Asset Investment Corp.                      24,912
    7,113     ARMOUR Residential REIT, Inc.                        154,779
    4,229     Ashford Hospitality Prime, Inc.                       61,321
   13,385     Ashford Hospitality Trust, Inc.                       84,459

================================================================================

64  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
   29,687     BioMed Realty Trust, Inc.                       $    703,285
   13,669     Blackstone Mortgage Trust, Inc., Class A             365,782
    5,543     Bluerock Residential Growth REIT, Inc.                65,685
   26,057     Brandywine Realty Trust                              355,939
   24,825     Brixmor Property Group, Inc.                         640,981
    3,601     BRT Realty Trust(a)                                   22,830
   12,632     Camden Property Trust                                969,632
   12,062     Campus Crest Communities, Inc.(a)                     82,022
   13,401     Capstead Mortgage Corp.                              117,125
   12,275     Care Capital Properties, Inc.                        375,247
   21,754     CBL & Associates Properties, Inc.                    269,097
   12,109     Cedar Realty Trust, Inc.                              85,732
    6,442     Chatham Lodging Trust                                131,932
    8,980     Chesapeake Lodging Trust                             225,937
    2,792     CIM Commercial Trust Corp.(b)                         44,309
   16,809     Colony Capital, Inc., Class A                        327,439
    6,388     Colony Starwood Homes                                144,624
      985     Condor Hospitality Trust, Inc.(a)                      1,231
    3,910     Coresite Realty Corp.                                221,775
   13,663     Corporate Office Properties Trust                    298,263
   30,507     Cousins Properties, Inc.                             287,681
   24,240     CubeSmart                                            742,229
    9,698     CyrusOne, Inc.                                       363,190
   22,334     CYS Investments, Inc.                                159,241
   12,716     DCT Industrial Trust, Inc.                           475,197
   44,634     DDR Corp.                                            751,637
   28,628     DiamondRock Hospitality Co.                          276,260
   19,810     Digital Realty Trust, Inc.                         1,498,032
   20,380     Douglas Emmett, Inc.                                 635,448
   50,761     Duke Realty Corp.                                  1,066,996
    9,637     DuPont Fabros Technology, Inc.                       306,360
    4,658     EastGroup Properties, Inc.                           259,031
    7,711     Education Realty Trust, Inc.                         292,093
   17,160     Empire State Realty Trust, Inc., Class A             310,081
    8,545     EPR Properties                                       499,455
   18,933     Equity Commonwealth(a)                               525,012
   11,946     Equity Lifestyle Properties, Inc.                    796,440
   10,011     Equity One, Inc.                                     271,799
   18,046     Extra Space Storage, Inc.                          1,591,838
   10,088     Federal Realty Investment Trust                    1,473,857
   19,873     FelCor Lodging Trust, Inc.                           145,073
   16,146     First Industrial Realty Trust, Inc.                  357,311
    9,864     First Potomac Realty Trust                           112,450
   13,397     Franklin Street Properties Corp.                     138,659
   10,865     Geo Group, Inc.                                      314,107
    4,945     Getty Realty Corp.                                    84,807
    5,696     Gladstone Commercial Corp.                            83,105
   24,902     Global Net Lease, Inc.                               197,971
    8,160     Government Properties Income Trust                   129,499
   64,138     Gramercy Property Trust                              495,145
   12,951     Hatteras Financial Corp.                             170,306
   14,353     Healthcare Realty Trust, Inc.                        406,477
   18,578     Healthcare Trust of America, Inc., Class A           501,049
    7,268     Hersha Hospitality Trust                             158,152
   13,280     Highwoods Properties, Inc.                           579,008
   22,162     Hospitality Properties Trust                         579,536
   11,048     Hudson Pacific Properties, Inc.                      310,891

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                                                   SCHEDULE OF INVESTMENTS |  65

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    7,288     Independence Realty Trust, Inc.                 $     54,733
   13,981     Inland Real Estate Corp.                             148,478
   17,973     Invesco Mortgage Capital, Inc.                       222,685
   19,805     Investors Real Estate Trust                          137,645
   13,163     iStar, Inc.(a)                                       154,402
   13,558     Kilroy Realty Corp.                                  857,950
   12,411     Kite Realty Group Trust                              321,817
   16,094     LaSalle Hotel Properties                             404,925
   31,494     Lexington Realty Trust                               251,952
   21,777     Liberty Property Trust                               676,176
    5,446     LTC Properties, Inc.                                 234,940
   12,534     Mack-Cali Realty Corp.                               292,669
   34,243     Medical Properties Trust, Inc.                       394,137
   50,126     MFA Financial, Inc.                                  330,832
   11,069     Mid-America Apartment Communities, Inc.            1,005,176
   10,718     Monmouth Real Estate Investment Corp., Class A       112,110
    5,116     National Health Investors, Inc.                      311,411
   19,787     National Retail Properties, Inc.                     792,469
    1,422     National Storage Affiliates Trust                     24,359
   34,896     New Residential Investment Corp.                     424,335
   13,583     New Senior Investment Group, Inc.                    133,928
   18,994     New York Mortgage Trust, Inc.                        101,238
   25,678     New York REIT, Inc.                                  295,297
   11,272     Newcastle Investment Corp.                            45,990
    8,627     NorthStar Realty Europe Corp.                        101,885
   25,883     NorthStar Realty Finance Corp.                       440,787
   23,866     Omega Healthcare Investors, Inc.                     834,833
    3,476     One Liberty Properties, Inc.                          74,595
   12,106     Parkway Properties, Inc.                             189,217
   10,510     Pebblebrook Hotel Trust                              294,490
   10,348     Pennsylvania Real Estate Investment Trust            226,311
   10,450     PennyMac Mortgage Investment Trust(c)                159,467
   12,410     Physicians Realty Trust                              209,233
   21,034     Piedmont Office Realty Trust, Inc., Class A          397,122
    7,773     Post Properties, Inc.                                459,851
    6,073     Potlatch Corp.                                       183,648
      507     Preferred Apartment Communities, Inc.                  6,632
    2,790     PS Business Parks, Inc.                              243,930
   12,466     RAIT Financial Trust                                  33,658
   12,330     Ramco-Gershenson Properties Trust                    204,801
   18,797     Rayonier, Inc.                                       417,293
   12,292     Redwood Trust, Inc.                                  162,254
   13,718     Regency Centers Corp.                                934,470
    5,570     Resource Capital Corp.                                71,073
   14,615     Retail Opportunity Investments Corp.                 261,609
   35,413     Retail Properties of America, Inc., Class A          523,050
   18,720     RLJ Lodging Trust                                    404,914
    1,008     RMR Group, Inc.(a)                                    14,525
    6,090     Rouse Properties, Inc.                                88,670
    9,890     Sabra Health Care REIT, Inc.                         200,075
    2,059     Saul Centers, Inc.                                   105,565
   35,010     Senior Housing Properties Trust                      519,548
    2,843     Seritage Growth Properties(b)                        114,345
    6,204     Silver Bay Realty Trust Corp.                         97,155
    5,171     Sovran Self Storage, Inc.                            554,900
   66,136     Spirit Realty Capital, Inc.                          662,683
   10,717     STAG Industrial, Inc.                                197,729
   34,993     Starwood Property Trust, Inc.                        719,456
   12,562     Summit Hotel Properties, Inc.                        150,116
    7,729     Sun Communities, Inc.                                529,668

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66  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
   30,429     Sunstone Hotel Investors, Inc.                  $    380,058
   13,947     Tanger Factory Outlet Centers, Inc.                  456,067
    9,078     Taubman Centers, Inc.                                696,464
    7,115     Terreno Realty Corp.                                 160,941
    7,404     Tier REIT, Inc.                                      109,209
   54,500     Two Harbors Investment Corp.                         441,450
   38,365     UDR, Inc.                                          1,441,373
    6,889     UMH Properties, Inc.                                  69,717
    6,320     United Development Funding IV(b)                      69,520
    1,725     Universal Health Realty Income Trust                  86,267
   12,647     Urban Edge Properties                                296,572
    3,630     Urstadt Biddle Properties, Inc., Class A              69,841
  134,323     VEREIT, Inc.                                       1,063,838
    5,793     Walter Investment Management Corp.(a)(b)              82,376
    9,975     Washington Real Estate Investment Trust              269,924
   16,645     Weingarten Realty Investors                          575,584
    7,954     Western Asset Mortgage Capital Corp.                  81,290
   14,356     WP Carey, Inc.                                       847,004
   27,493     WP Glimcher, Inc.                                    291,701
                                                              ------------
                                                                55,273,000
                                                              ------------
SOFTWARE & COMPUTER SERVICES - 7.3%
    4,418     2U, Inc.(a)                                          123,616
    2,816     A10 Networks, Inc.(a)                                 18,473
   17,713     ACI Worldwide, Inc.(a)                               379,058
    6,343     Actua Corp.(a)                                        72,627
   28,232     Allscripts Healthcare Solutions, Inc.(a)             434,208
    5,062     American Software, Inc., Class A                      51,531
    7,272     Angie's List, Inc.(a)                                 67,993
   13,241     ANSYS, Inc.(a)                                     1,224,792
    5,223     Arista Networks, Inc.(a)                             406,558
   12,618     Aspen Technology, Inc.(a)                            476,456
    5,749     Athenahealth, Inc.(a)                                925,417
   13,517     Authentidate Holding Corp.(a)                          9,597
    3,575     Barracuda Networks, Inc.(a)                           66,781
    1,191     Benefitfocus, Inc.(a)                                 43,340
    6,883     Blackbaud, Inc.                                      453,314
    6,758     Blucora, Inc.(a)                                      66,228
    1,516     Boingo Wireless, Inc.(a)                              10,036
    6,070     Bottomline Technologies, Inc.(a)                     180,461
    3,535     Box, Inc., Class A(a)                                 49,349
    5,883     Brightcove, Inc.(a)                                   36,475
    4,650     BroadSoft, Inc.(a)                                   164,424
    3,542     CACI International, Inc., Class A(a)                 328,627
   43,340     Cadence Design Systems, Inc.(a)                      901,905
    7,426     Calix, Inc.(a)                                        58,443
    9,011     Callidus Software, Inc.(a)                           167,334
    2,164     Castlight Health, Inc.(a)                              9,240
   20,874     CDW Corp.                                            877,543
    3,748     ChannelAdvisor Corp.(a)                               51,910
   11,476     Ciber, Inc.(a)                                        40,281
    6,326     Cogent Communications Holdings, Inc.                 219,449
    6,399     CommVault Systems, Inc.(a)                           251,801
    1,686     Computer Programs & Systems, Inc.                     83,879
   20,270     Computer Sciences Corp.                              662,424
    2,432     Computer Task Group, Inc.                             16,100
    7,517     Cornerstone OnDemand, Inc.(a)                        259,562
    8,788     Covisint Corp.(a)                                     21,970
    4,927     CSG Systems International, Inc.                      177,273
    3,881     Cvent, Inc.(a)                                       135,486
    3,557     Datalink Corp.(a)                                     24,188
    5,110     Demandware, Inc.(a)                                  275,787
    2,985     Determine, Inc.(a)                                     7,731
    7,969     DeVry Education Group, Inc.                          201,695
    1,549     Digimarc Corp.(a)                                     56,554
    4,853     DST Systems, Inc.                                    553,533

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

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
--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    3,961     Ebix, Inc.                                      $    129,881
    1,227     eGain Corp.(a)                                         5,264
    4,520     Ellie Mae, Inc.(a)                                   272,240
    9,536     Endurance International Group Holdings, Inc.(a)      104,228
    5,451     Envestnet, Inc.(a)                                   162,712
    6,180     EPAM Systems, Inc.(a)                                485,872
    5,356     EPIQ Systems, Inc.                                    70,003
    2,275     Evolving Systems, Inc.                                12,513
    4,603     Fair Isaac Corp.                                     433,511
   12,659     FalconStor Software, Inc.(a)                          23,799
   21,090     FireEye, Inc.(a)                                     437,407
    1,265     Five9, Inc.(a)                                        11,006
    1,630     Forrester Research, Inc.                              46,422
   21,569     Fortinet, Inc.(a)                                    672,306
   12,294     Gartner, Inc.(a)                                   1,115,066
    4,348     Gigamon, Inc.(a)                                     115,526
    2,063     GoDaddy, Inc., Class A(a)                             66,140
    7,304     Gogo, Inc.(a)(b)                                     130,011
    5,963     GSE Systems, Inc.(a)                                  14,311
    4,351     Guidance Software, Inc.(a)                            26,193
   10,574     Guidewire Software, Inc.(a)                          636,132
    4,211     Hackett Group, Inc.                                   67,671
    2,556     Hortonworks, Inc.(a)                                  55,976
      929     HubSpot, Inc.(a)                                      52,312
   11,345     IAC/InterActiveCorp                                  681,267
    5,072     Immersion Corp.(a)                                    59,140
   21,740     IMS Health Holdings, Inc.(a)                         553,718
    8,169     Infoblox, Inc.(a)                                    150,228
    6,741     Innodata, Inc.(a)                                     19,212
    2,898     Interactive Intelligence Group, Inc.(a)               91,055
    9,211     Internap Corp.(a)                                     58,950
    6,886     IntraLinks Holdings, Inc.(a)                          62,456
    6,782     j2 Global, Inc.                                      558,294
    1,311     Jive Software, Inc.(a)                                 5,349
    6,373     KEYW Holding Corp.(a)                                 38,365
    9,220     Leidos Holdings, Inc.                                518,717
   11,498     Limelight Networks, Inc.(a)                           16,787
    8,346     LivePerson, Inc.(a)                                   56,336
    3,829     LogMeIn, Inc.(a)                                     256,926
    6,321     LookSmart Group, Inc.(a)                                   -
   10,859     Manhattan Associates, Inc.(a)                        718,540
    5,810     Marketo, Inc.(a)                                     166,805
    1,020     Mastech Holdings, Inc.(a)                              7,456
    8,899     MedAssets, Inc.(a)                                   275,335
    8,309     Medidata Solutions, Inc.(a)                          409,551
    2,854     MeetMe, Inc.(a)                                       10,217
   14,365     Mentor Graphics Corp.                                264,603
    1,413     MicroStrategy, Inc., Class A(a)                      253,337
    1,565     MobileIron, Inc.(a)                                    5,650
      749     Model N, Inc.(a)                                       8,359
    6,127     Monotype Imaging Holdings, Inc.                      144,842
   14,675     Netscout Systems, Inc.(a)                            450,522
    5,625     NetSuite, Inc.(a)                                    475,987
    2,948     New Relic, Inc.(a)                                   107,396
    9,058     NIC, Inc.                                            178,261
   36,840     Nuance Communications, Inc.(a)                       732,748
      910     OPOWER, Inc.(a)                                        9,610
   10,549     Palo Alto Networks, Inc.(a)                        1,858,101
    4,724     Paycom Software, Inc.(a)                             177,764
    4,538     PC-Tel, Inc.                                          20,648
    4,645     PDF Solutions, Inc.(a)                                50,352
    5,608     Pegasystems, Inc.                                    154,220
    5,910     Perficient, Inc.(a)                                  101,179
    6,017     Premier, Inc., Class A(a)                            212,220
    7,757     Progress Software Corp.(a)                           186,168
    6,101     Proofpoint, Inc.(a)                                  396,626
    4,092     PROS Holdings, Inc.(a)                                94,280
   16,936     PTC, Inc.(a)                                         586,494
    2,276     Q2 Holdings, Inc.(a)                                  60,018
      906     QAD, Inc., Class A                                    18,591
    1,021     QAD, Inc., Class B                                    18,827
   13,774     QLIK Technologies, Inc.(a)                           436,085
    6,990     Quality Systems, Inc.                                112,679
    3,823     Qualys, Inc.(a)                                      126,503
   16,926     Rackspace Hosting, Inc.(a)                           428,566
    7,873     RealPage, Inc.(a)                                    176,749
    2,809     Rightside Group Ltd.(a)                               23,315

================================================================================

68  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    2,435     RigNet, Inc.(a)                                 $     50,380
    8,920     RingCentral, Inc., Class A(a)                        210,334
    5,595     Rocket Fuel, Inc.(a)                                  19,527
    3,678     Rosetta Stone, Inc.(a)                                24,606
   12,141     Rovi Corp.(a)                                        202,269
    6,113     Science Applications International Corp.             279,853
    4,688     SciQuest, Inc.(a)                                     60,803
   21,740     ServiceNow, Inc.(a)                                1,881,814
    2,987     Shutterstock, Inc.(a)                                 96,600
    5,785     Silver Spring Networks, Inc.(a)                       83,362
   12,346     Smith Micro Software, Inc.(a)                          9,000
      114     SoftBrands, Inc.(a)                                        -
    9,435     SolarWinds, Inc.(a)                                  555,721
    9,892     Solera Holdings, Inc.                                542,378
   18,680     Splunk, Inc.(a)                                    1,098,571
    2,618     SPS Commerce, Inc.(a)                                183,810
   11,674     SS&C Technologies Holdings, Inc.                     796,984
   17,347     Support.com, Inc.(a)                                  17,520
    6,000     Synchronoss Technologies, Inc.(a)                    211,380
   23,098     Synopsys, Inc.(a)                                  1,053,500
    4,722     Syntel, Inc.(a)                                      213,670
    7,472     Tableau Software, Inc., Class A(a)                   704,012
    6,350     Tangoe, Inc.(a)                                       53,277
    9,660     TeleCommunication Systems, Inc., Class A(a)           48,010
    5,854     TeleNav, Inc.(a)                                      33,309
    3,469     Textura Corp.(a)                                      74,861
   85,973     Twitter, Inc.(a)                                   1,989,415
    4,853     Tyler Technologies, Inc.(a)                          845,975
    4,299     Ultimate Software Group, Inc.(a)                     840,497
    7,423     Unisys Corp.(a)                                       82,024
    2,616     United Online, Inc.(a)                                30,843
   23,837     Unwired Planet, Inc.(a)                               20,571
   21,943     Vantiv, Inc., Class A(a)                           1,040,537
      870     Varonis Systems, Inc.(a)                              16,356
    4,683     VASCO Data Security International, Inc.(a)(b)         78,347
    1,852     Vectrus, Inc.(a)                                      38,688
   10,953     Veeva Systems, Inc., Class A(a)                      315,994
    9,128     Verint Systems, Inc.(a)                              370,232
    6,877     VirnetX Holding Corp.(a)(b)                           17,674
    4,107     Virtusa Corp.(a)                                     169,783
   11,522     VMware, Inc., Class A(a)                             651,800
    1,272     Voltari Corp.(a)(b)                                    6,360
    8,012     Web.com Group, Inc.(a)                               160,320
   16,010     Workday, Inc., Class A(a)                          1,275,677
    1,521     Workiva, Inc.(a)                                      26,724
    3,640     Xura, Inc.(a)                                         89,471
    8,667     Zendesk, Inc.(a)                                     229,155
   10,588     Zix Corp.(a)                                          53,787
  116,831     Zynga, Inc., Class A(a)                              313,107
                                                              ------------
                                                                45,544,243
                                                              ------------
SUPPORT SERVICES - 4.9%
    7,940     ABM Industries, Inc.                                 226,052
    8,239     Acacia Research Corp.                                 35,345
    6,250     Advisory Board Co.(a)                                310,063
    3,838     AM Castle & Co.(a)(b)                                  6,102
   22,373     Amdocs Ltd.                                        1,220,895
    7,153     AMN Healthcare Services, Inc.(a)                     222,101
    5,724     Applied Industrial  Technologies, Inc.               231,765
    6,901     ARC Document Solutions, Inc.(a)                       30,502
    7,338     Barnes Group, Inc.                                   259,692
    1,189     Barrett Business Services, Inc.                       51,769
   12,100     Bazaarvoice, Inc.(a)                                  52,998
    2,668     Black Box Corp.                                       25,426
   14,180     Booz Allen Hamilton Holding Corp.                    437,453
    7,067     Brink's Co.                                          203,954
   17,339     Broadridge Financial Solutions, Inc.                 931,625
    6,774     Cardtronics, Inc.(a)                                 227,945
    2,116     Cartesian, Inc.(a)                                     4,655

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                                                   SCHEDULE OF INVESTMENTS |  69

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
--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    7,582     Casella Waste Systems, Inc.(a)                  $     45,340
    1,314     Cass Information Systems, Inc.                        67,618
    7,954     CBIZ, Inc.(a)                                         78,426
    1,891     CDI Corp.                                             12,783
    4,960     CEB, Inc.                                            304,494
   14,736     Cenveo, Inc.(a)                                       12,841
    7,847     Clean Harbors, Inc.(a)                               326,828
    5,684     Comfort Systems USA, Inc.                            161,539
   14,425     Convergys Corp.                                      359,038
   13,014     CoreLogic, Inc.(a)                                   440,654
   17,287     Corrections Corp. of America                         457,933
    4,834     CoStar Group, Inc.(a)                                999,139
    1,964     CRA International, Inc.(a)                            36,629
    4,806     Crawford & Co., Class B                               25,520
    5,168     Cross Country Healthcare, Inc.(a)                     84,704
    7,253     Deluxe Corp.                                         395,579
    7,060     DHI Group, Inc.(a)                                    64,740
    9,862     DigitalGlobe, Inc.(a)                                154,439
    1,896     DXP Enterprises, Inc.(a)                              43,229
    3,906     Ennis, Inc.                                           75,191
    5,328     Essendant, Inc.                                      173,213
    7,338     Euronet Worldwide, Inc.(a)                           531,491
   10,402     Everi Holdings, Inc.(a)                               45,665
   10,201     EVERTEC, Inc.                                        170,765
    6,007     ExamWorks Group, Inc.(a)                             159,786
    5,026     ExlService Holdings, Inc.(a)                         225,818
    1,784     ExOne Co.(a)(b)                                       17,911
    3,885     Exponent, Inc.                                       194,056
   15,814     First Data Corp., Class A(a)                         253,340
   11,354     FleetCor Technologies, Inc.(a)                     1,622,827
    2,677     Franklin Covey Co.(a)                                 44,813
      300     Frontline Capital Group(a)                                 -
    6,259     FTI Consulting, Inc.(a)                              216,937
    6,832     Furmanite Corp.(a)                                    45,501
    2,985     G&K Services, Inc., Class A                          187,757
   22,806     Genpact Ltd.(a)                                      569,694
   19,352     Global Payments, Inc.                              1,248,398
    4,236     Global Power Equipment Group, Inc.                    14,741
    2,813     GP Strategies Corp.(a)                                70,634
   27,167     HD Supply Holdings, Inc.(a)                          815,825
    5,423     Heartland Payment Systems, Inc.                      514,209
    2,753     Heidrick & Struggles International, Inc.              74,937
    3,226     Heritage-Crystal Clean, Inc.(a)                       34,196
    7,183     Higher One Holdings, Inc.(a)                          23,273
    7,493     Hudson Global, Inc.(a)                                21,880
    3,442     Huron Consulting Group, Inc.(a)                      204,455
    3,065     ICF International, Inc.(a)                           108,991
    4,008     Imperva, Inc.(a)                                     253,747
    7,279     InnerWorkings, Inc.(a)                                54,593
    4,101     Inovalon Holdings, Inc.(a)                            69,717
    2,802     Insperity, Inc.                                      134,916
   11,869     Jack Henry & Associates, Inc.                        926,494
    3,995     Kaman Corp.                                          163,036
    4,059     Kelly Services, Inc., Class A                         65,553
    3,944     Kforce, Inc.                                          99,704
    7,608     Korn/Ferry International                             252,433
   13,189     LifeLock, Inc.(a)                                    189,262
   16,901     LinkedIn Corp., Class A(a)                         3,804,077
   10,173     Lionbridge Technologies, Inc.(a)                      49,949
   10,793     ManpowerGroup, Inc.                                  909,742
    9,617     MAXIMUS, Inc.                                        540,956
    3,244     McGrath RentCorp                                      81,716
    2,701     Mistras Group, Inc.(a)                                51,562
    6,403     Mobile Mini, Inc.                                    199,325
    9,568     ModusLink Global Solutions, Inc.(a)                   23,729
   14,709     Monster Worldwide, Inc.(a)                            84,283
    7,144     MSC Industrial Direct Co., Inc., Class A             401,993

================================================================================

70  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    7,309     Navigant Consulting, Inc.(a)                    $    117,383
    7,934     NeuStar, Inc., Class A(a)(b)                         190,178
   29,342     Odyssey Marine Exploration, Inc.(a)(b)                 7,922
    7,077     On Assignment, Inc.(a)                               318,111
    1,321     Park-Ohio Holdings Corp.                              48,586
    4,810     Perma-Fix Environmental Services(a)                   17,989
    2,202     Planet Payment, Inc.(a)                                6,716
      815     Power Solutions International, Inc.(a)(b)             14,874
    3,904     PowerSecure International, Inc.(a)                    58,755
    6,115     PRGX Global, Inc.(a)                                  22,748
    3,486     Quad/Graphics, Inc.                                   32,420
   17,930     Quest Resource Holding Corp.(a)                       12,013
    1,899     Rentrak Corp.(a)                                      90,259
    5,694     Resources Connection, Inc.                            93,040
    8,380     RPX Corp.(a)                                          92,180
   30,792     RR Donnelley & Sons Co.                              453,258
    4,015     Schnitzer Steel Industries, Inc., Class A             57,696
   10,518     ServiceSource International, Inc.(a)                  48,488
    3,499     Sharps Compliance Corp.(a)                            30,441
    3,340     StarTek, Inc.(a)                                      11,957
    5,857     Sykes Enterprises, Inc.(a)                           180,278
    3,235     Team, Inc.(a)                                        103,391
    2,549     TeleTech Holdings, Inc.                               71,143
    8,381     Tetra Tech, Inc.                                     218,074
   10,112     Towers Watson & Co., Class A                       1,298,988
    4,578     TransUnion(a)                                        126,215
    6,322     TriNet Group, Inc.(a)                                122,331
    6,460     TrueBlue, Inc.(a)                                    166,410
    3,348     U.S. Ecology, Inc.                                   122,001
    2,249     UniFirst Corp.                                       234,346
    3,377     Universal Technical Institute, Inc.                   15,737
    3,107     Viad Corp.                                            87,711
    5,411     WageWorks, Inc.(a)                                   245,497
   18,095     Waste Connections, Inc.                            1,019,110
    5,676     WEX, Inc.(a)                                         501,758
                                                              ------------
                                                                30,810,910
                                                              ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 4.0%
   15,956     3D Systems Corp.(a)(b)                               138,658
    7,492     ADTRAN, Inc.                                         129,012
    6,210     Advanced Energy Industries, Inc.(a)                  175,308
   94,030     Advanced Micro Devices, Inc.(a)                      269,866
    3,119     Agilysys, Inc.(a)                                     31,159
    2,288     Alliance Fiber Optic Products, Inc.                   34,686
   14,118     Amkor Technology, Inc.(a)                             85,837
    2,148     Amtech Systems, Inc.(a)                               13,446
   12,769     Applied Micro Circuits Corp.(a)                       81,339
    1,318     Applied Optoelectronics, Inc.(a)                      22,617
   19,803     ARRIS Group, Inc.(a)                                 605,378
   61,276     Atmel Corp.                                          527,586
   19,244     Axcelis Technologies, Inc.(a)                         49,842
   60,969     Brocade Communications Systems, Inc.                 559,695
    9,688     Brooks Automation, Inc.                              103,468
    3,590     Cabot Microelectronics Corp.(a)                      157,170
    5,908     CalAmp Corp.(a)                                      117,746
    8,256     Cavium, Inc.(a)                                      542,502
    3,467     CEVA, Inc.(a)                                         80,989
   17,815     Ciena Corp.(a)                                       368,592
    9,403     Cirrus Logic, Inc.(a)                                277,671
    2,370     Clearfield, Inc.(a)(b)                                31,782
    4,081     Cohu, Inc.                                            49,258
   18,608     CommScope Holding Co., Inc.(a)                       481,761
    2,512     Comtech Telecommunications Corp.                      50,466
    3,805     Concurrent Computer Corp.                             18,835
    6,048     Cray, Inc.(a)                                        196,258
   15,040     Cree, Inc.(a)                                        401,117

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  71

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
   48,460     Cypress Semiconductor Corp.(a)                  $    475,393
      893     Dataram Corp.(a)                                         589
    9,376     Diebold, Inc.                                        282,124
    4,719     Digi International, Inc.(a)                           53,702
    5,690     Diodes, Inc.(a)                                      130,756
    4,564     DSP Group, Inc.(a)                                    43,084
    4,935     Dycom Industries, Inc.(a)                            345,253
    6,431     EchoStar Corp., Class A(a)                           251,516
    7,109     Electronics for Imaging, Inc.(a)                     332,275
    4,624     Emcore Corp.(a)                                       28,345
   20,712     Entegris, Inc.(a)                                    274,848
      966     ePlus, Inc.(a)                                        90,089
    7,831     Exar Corp.(a)                                         48,004
   15,559     Extreme Networks, Inc.(a)                             63,481
   16,610     Fairchild Semiconductor International, Inc.(a)       343,993
   15,714     Finisar Corp.(a)                                     228,482
    8,934     FormFactor, Inc.(a)                                   80,406
    3,517     GigOptix, Inc.(a)                                     10,692
    4,254     GSI Technology, Inc.(a)                               15,825
   14,595     Harmonic, Inc.(a)                                     59,402
    7,004     Hutchinson Technology, Inc.(a)                        25,144
    3,541     ID Systems, Inc.(a)                                   16,289
    3,365     Identiv, Inc.(a)                                       6,696
   20,931     Infinera Corp.(a)                                    379,270
   22,858     Ingram Micro, Inc., Class A                          694,426
    5,391     Inphi Corp.(a)                                       145,665
    5,507     Insight Enterprises, Inc.(a)                         138,336
   21,529     Integrated Device Technology, Inc.(a)                567,289
    5,293     InterDigital, Inc.                                   259,569
   18,742     Intersil Corp., Class A                              239,148
    4,047     Intra-Cellular Therapies, Inc.(a)                    217,688
   12,074     InvenSense, Inc.(a)                                  123,517
    9,113     Ixia(a)                                              113,275
    3,911     IXYS Corp.                                            49,396
   11,813     Kopin Corp.(a)                                        32,131
   10,388     Kulicke & Soffa Industries, Inc.(a)                  121,228
    2,945     KVH Industries, Inc.(a)                               27,742
    9,095     Lantronix, Inc.(a)                                    10,277
   17,195     Lattice Semiconductor Corp.(a)                       111,252
    8,961     Lexmark International, Inc., Class A                 290,784
    1,784     Loral Space & Communications, Inc.(a)                 72,627
    8,678     LRAD Corp.(a)                                         17,269
    7,236     Lumentum Holdings, Inc.(a)                           159,337
   67,170     Marvell Technology Group Ltd.                        592,439
   12,425     Mattson Technology, Inc.(a)                           43,860
   41,235     Maxim Integrated Products, Inc.                    1,566,930
    8,148     MaxLinear, Inc., Class A(a)                          120,020
    5,217     Mercury Systems, Inc.(a)                              95,784
   14,003     Microsemi Corp.(a)                                   456,358
    7,749     MKS Instruments, Inc.                                278,964
    5,291     Monolithic Power Systems, Inc.                       337,090
   14,659     MoSys, Inc.(a)                                        15,978
    4,363     Nanometrics, Inc.(a)                                  66,056
   23,357     NCR Corp.(a)                                         571,312
    2,930     Neonode, Inc.(a)                                       7,413
    4,199     NeoPhotonics Corp.(a)                                 45,601
    4,686     NETGEAR, Inc.(a)                                     196,390
    7,733     Nimble Storage, Inc.(a)                               71,144
   16,359     Oclaro, Inc.(a)                                       56,929
    8,538     OmniVision Technologies, Inc.(a)                     247,773
   60,825     ON Semiconductor Corp.(a)                            596,085
    1,750     Optical Cable Corp.                                    4,988
    3,332     PAR Technology Corp.(a)                               22,424
   17,069     ParkerVision, Inc.(a)                                  3,969
    2,523     PC Connection, Inc.                                   57,121
   28,997     Pendrell Corp.(a)                                     14,530
    9,668     Photronics, Inc.(a)                                  120,367
    5,286     Pixelworks, Inc.(a)                                   12,581
    5,004     Plantronics, Inc.                                    237,290
   28,758     PMC-Sierra, Inc.(a)                                  334,168
   19,912     Polycom, Inc.(a)                                     250,692
    4,157     Power Integrations, Inc.                             202,155

================================================================================

72  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    2,968     Pure Storage, Inc., Class A Class A(a)(b)       $     46,212
   12,388     QLogic Corp.(a)                                      151,134
   45,364     Quantum Corp.(a)                                      42,189
    9,826     QuickLogic Corp.(a)                                   11,103
    2,149     Qumu Corp.(a)                                          5,824
   17,314     Rambus, Inc.(a)                                      200,669
   13,425     Ruckus Wireless, Inc.(a)                             143,782
    5,365     Rudolph Technologies, Inc.(a)                         76,290
    4,115     ScanSource, Inc.(a)                                  132,585
    7,106     Seachange International, Inc.(a)                      47,894
    9,792     Semtech Corp.(a)                                     185,265
   10,755     ShoreTel, Inc.(a)                                     95,182
    6,054     Sigma Designs, Inc.(a)                                38,261
    5,817     Silicon Graphics International Corp.(a)               34,320
    5,746     Silicon Laboratories, Inc.(a)                        278,911
    4,851     Solar3D, Inc.(a)(b)                                   17,949
    2,214     Sonic Foundry, Inc.(a)                                11,624
    8,411     Sonus Networks, Inc.(a)                               59,970
    6,099     SunEdison Semiconductor, Ltd.(a)                      47,816
   46,408     SunEdison, Inc.(a)(b)                                236,217
    5,471     Super Micro Computer, Inc.(a)                        134,094
    5,402     Synaptics, Inc.(a)                                   433,997
    4,224     SYNNEX Corp.                                         379,864
    1,844     Systemax, Inc.(a)                                     15,858
    5,095     Tech Data Corp.(a)                                   338,206
   30,394     Teradyne, Inc.                                       628,244
    6,799     Tessera Technologies, Inc.                           204,038
    2,692     TransAct Technologies, Inc.                           23,097
    3,409     TransEnterix, Inc.(a)                                  8,454
    3,764     Ubiquiti Networks, Inc.(a)                           119,281
    5,086     Ultra Clean Holdings, Inc.(a)                         26,040
    4,365     Ultratech, Inc.(a)                                    86,514
    3,189     USA Technologies, Inc.(a)                              9,822
   17,047     VeriFone Systems, Inc.(a)                            477,657
    6,611     ViaSat, Inc.(a)                                      403,337
   34,458     Viavi Solutions, Inc.(a)                             209,849
   16,615     Violin Memory, Inc.(a)(b)                             14,955
      880     Vocera Communications, Inc.(a)                        10,736
    4,073     VOXX International Corp.(a)                           21,424
    7,325     West Corp.                                           158,000
    9,468     Xcerra Corp.(a)                                       57,281
                                                              ------------
                                                                24,829,014
                                                              ------------
TOBACCO - 0.1%
    1,357     Alliance One International, Inc.(a)                   15,565
    4,407     Schweitzer-Mauduit International, Inc.               185,050
    3,258     Universal Corp.                                      182,709
   12,892     Vector Group Ltd.                                    304,122
                                                              ------------
                                                                   687,446
                                                              ------------
TRAVEL & LEISURE - 4.6%
   18,333     Alaska Air Group, Inc.                             1,475,990
    1,891     Allegiant Travel Co.                                 317,367
    3,122     AMC Entertainment Holdings, Inc., Class A             74,928
   32,930     ARAMARK                                            1,061,992
   15,244     Avis Budget Group, Inc.(a)                           553,205
   13,554     Belmond Ltd., Class A(a)                             128,763
      187     Biglari Holdings, Inc.(a)                             60,928
    3,216     BJ's Restaurants, Inc.(a)                            139,800
   18,301     Bloomin'Brands, Inc.                                 309,104
    3,169     Bob Evans Farms, Inc.                                123,116
   12,026     Boyd Gaming Corp.(a)                                 238,957
    3,322     Bravo Brio Restaurant Group, Inc.(a)                  29,898
    8,961     Brinker International, Inc.                          429,680
    2,828     Buffalo Wild Wings, Inc.(a)                          451,490
    6,057     Caesars Entertainment Corp.(a)                        47,790
    3,932     Carmike Cinemas, Inc.(a)                              90,200
    6,109     Carrols Restaurant Group, Inc.(a)                     71,720
    6,355     Century Casinos, Inc.(a)                              49,442

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  73

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    6,609     Cheesecake Factory, Inc.                        $    304,741
    5,187     Choice Hotels International, Inc.                    261,477
    1,825     Churchill Downs, Inc.                                258,219
    2,773     Chuy's Holdings, Inc.(a)                              86,906
   15,545     Cinemark Holdings, Inc.                              519,669
    8,394     ClubCorp Holdings, Inc.                              153,358
    3,506     Cracker Barrel Old Country Store, Inc.(b)            444,666
    2,735     Dave & Buster's Entertainment, Inc.(a)               114,159
    4,306     Del Frisco's Restaurant Group, Inc.(a)                68,982
   13,450     Denny's Corp.(a)                                     132,214
    8,250     Diamond Resorts International, Inc.(a)               210,457
    2,576     DineEquity, Inc.                                     218,110
    8,183     Domino's Pizza, Inc.                                 910,359
    6,916     Dover Downs Gaming & Entertainment, Inc.(a)            6,717
    1,592     Dover Motorsports, Inc.                                3,709
   14,048     Dunkin' Brands Group, Inc.                           598,304
    3,382     El Pollo Loco Holdings, Inc.(a)                       42,715
    4,161     Eldorado Resorts, Inc.(a)                             45,771
      827     Empire Resorts, Inc.(a)(b)                            14,886
      791     Entertainment Gaming Asia, Inc.(a)                     1,511
    8,445     Extended Stay America, Inc.                          134,275
    1,498     Famous Dave's Of America, Inc.(a)                     10,396
    4,111     Fiesta Restaurant Group, Inc.(a)                     138,130
    5,579     Four Corners Property Trust, Inc.(a)                 134,789
   12,945     Full House Resorts, Inc.(a)                           21,618
    1,026     Gaming Partners International Corp.(a)                 9,111
      523     Habit Restaurants, Inc.(a)                            12,060
    6,926     Hawaiian Holdings, Inc.(a)                           244,696
   57,627     Hertz Global Holdings, Inc.(a)                       820,032
   76,390     Hilton Worldwide Holdings, Inc.                    1,634,746
    4,774     Hyatt Hotels Corp.,  Class A(a)                      224,473
    3,864     International Speedway Corp., Class A                130,294
    5,963     Interval Leisure Group, Inc.                          93,082
    3,638     Isle of Capri Casinos, Inc.(a)                        50,677
    2,293     J Alexander's Holdings, Inc.(a)                       25,040
    5,379     Jack in the Box, Inc.                                412,623
    3,045     Jamba, Inc.(a)(b)                                     41,077
   46,143     JetBlue Airways Corp.(a)                           1,045,139
    9,511     Krispy Kreme Doughnuts, Inc.(a)                      143,331
   13,587     La Quinta Holdings, Inc.(a)                          184,919
   53,318     Las Vegas Sands Corp.                              2,337,461
    5,639     Luby's, Inc.(a)                                       25,206
    3,070     Madison Square Garden Co., Class A(a)                496,726
    3,067     Marcus Corp.                                          58,181
    4,040     Marriott Vacations Worldwide Corp.                   230,078
   69,427     MGM Resorts International(a)                       1,577,381
    2,088     Monarch Casino & Resort, Inc.(a)                      47,439
    6,164     Morgans Hotel Group Co.(a)                            20,773
    3,634     Noodles & Co.(a)                                      35,213
   23,151     Norwegian Cruise Line Holdings Ltd.(a)             1,356,649
    3,597     Panera Bread Co., Class A(a)                         700,624
    4,382     Papa John's International, Inc.                      244,822
   10,967     Penn National Gaming, Inc.(a)                        175,691
    8,495     Pinnacle Entertainment, Inc.(a)                      264,364
      386     Planet Fitness, Inc., Class A(a)                       6,033

================================================================================

74  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
    3,582     Popeyes Louisiana Kitchen, Inc.(a)              $    209,547
      735     Potbelly Corp.(a)                                      8,607
      849     Premier Exhibitions, Inc.(a)                             552
    2,654     RCI Hospitality Holdings, Inc.(a)                     26,513
    3,819     Reading International, Inc., Class A(a)               50,067
    5,052     Red Lion Hotels Corp.(a)                              35,415
    2,228     Red Robin Gourmet Burgers, Inc.(a)                   137,557
    9,987     Regal Entertainment Group, Class A(b)                188,455
    7,388     Republic Airways Holdings, Inc.(a)                    29,035
   10,132     Ruby Tuesday, Inc.(a)                                 55,827
    5,660     Ruth's Hospitality Group, Inc.                        90,107
    7,361     Ryman Hospitality Properties, Inc.                   380,122
   24,097     Sabre Corp.                                          673,993
    7,878     Scientific Games Corp., Class A(a)                    70,666
    9,937     SeaWorld Entertainment, Inc.                         195,660
      145     Shake Shack, Inc., Class A(a)                          5,742
   12,858     Six Flags Entertainment Corp.                        706,419
    6,975     SkyWest, Inc.                                        132,664
    7,561     Sonic Corp.                                          244,296
    1,762     Speedway Motorsports, Inc.                            36,509
   10,263     Spirit Airlines, Inc.(a)                             408,981
    9,171     Texas Roadhouse, Inc.                                328,047
    5,154     Town Sports International Holdings, Inc.(a)            6,133
   14,146     Travelport Worldwide Ltd.                            182,483
    2,100     Travelzoo, Inc.(a)                                    17,577
    5,272     Vail Resorts, Inc.                                   674,763
    2,730     Virgin America, Inc.(a)                               98,307
   31,601     Wendy's Co.                                          340,343
    4,999     World Wrestling Entertainment, Inc.(b)                89,182
    3,126     Zoe's Kitchen, Inc.(a)(b)                             87,465
                                                              ------------
                                                                28,649,483
                                                              ------------
              Total Common Stocks - 97.3%                      602,615,176
                                                              ------------

--------------------------------------------------------------------------

BENEFICIAL
INTEREST
(000)
--------------------------------------------------------------------------
OTHER INTERESTS(d)

PHARMACEUTICALS & BIOTECHNOLOGY - 0.0%
      $ 3     Merck KGaA                                      $          -
                                                              ------------
REAL ESTATE INVESTMENT TRUSTS (REITs) - 0.0%
        4     AmeriVest Properties, Inc.(a)                              -
                                                              ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
        4     Gerber Scientific, Inc.                                   45
                                                              ------------
TRAVEL & LEISURE - 0.0%
       13     FRD Acquisition Co.                                        -
                                                              ------------
              Total Other Interests - 0.0%                              45
                                                              ------------

--------------------------------------------------------------------------
SHARES
HELD
--------------------------------------------------------------------------
RIGHTS

HEALTH CARE EQUIPMENT & SERVICES - 0.0%
    9,589     Hooper Holmes, Inc.(a)                                    -
                                                              ------------
OIL & GAS PRODUCERS - 0.0%
      142     Zion Oil & Gas, Inc.(a)                                    -
                                                              ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
    8,850     Leap Wireless, CVR(a)                                 22,302
                                                              ------------
              Total Rights - 0.0%                                   22,302
                                                              ------------

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  75

================================================================================

--------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
WARRANTS
OIL & GAS PRODUCERS - 0.0%
     2,485    Magnum Hunter Resources Corp.,
               (Issued 10/15/13, 1 Share for 10 Warrants,
               Expires 4/15/16, Strike Price $8.50)           $          -
                                                              ------------
              Total Long-Term Investments
               (Cost - $419,380,954) - 97.3%                   602,637,523
                                                              ------------
SHORT-TERM SECURITIES

MONEY MARKET FUNDS
              BlackRock Liquidity Funds, TempFund,
               Institutional Class,
15,610,860     0.23%(c)(e)                                      15,610,860
                                                              ------------

--------------------------------------------------------------------------
BENEFICIAL
INTEREST
(000)         INDUSTRY/ISSUE                                         VALUE
--------------------------------------------------------------------------
   $9,971     BlackRock Liquidity Series, LLC, Money
               Market Series, 0.39%(c)(e)(f)                  $  9,970,723
                                                              ------------
              Total Short-Term Securities
               (Cost - $25,581,583) - 4.1%                      25,581,583
                                                              ------------
              TOTAL INVESTMENTS
               (Cost - $444,962,537) - 101.4%                  628,219,106
              LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4)%    (8,469,314)
                                                              ------------
              NET ASSETS - 100.0%                             $619,749,792
                                                              ============

NOTES TO SCHEDULE OF INVESTMENTS

(a)  Non-income producing security.

(b)  Security, or a portion of security, is on loan.

(c) During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Series for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

                                        SHARES/                                      SHARES/
                                     BENEFICIAL                                   BENEFICIAL
                                       INTEREST       SHARES/       SHARES/         INTEREST
                                        HELD AT    BENEFICIAL    BENEFICIAL          HELD AT       VALUE AT
                                   DECEMBER 31,      INTEREST      INTEREST     DECEMBER 31,   DECEMBER 31,
AFFILIATE                                  2014     PURCHASED          SOLD             2015           2015    INCOME
----------------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Funds,
  TempFund, Institutional Class      11,546,804     4,064,056(1)          -      $15,610,860    $15,610,860 $  15,005
BlackRock Liquidity Series,
  LLC, Money Market Series          $ 8,299,209    $1,671,514(1)          -      $ 9,970,723    $ 9,970,723 $ 773,734(2)
PennyMac Mortgage
  Investment Trust                       10,450             -             -           10,450    $   159,467 $  22,572
----------------------------------------------------------------------------------------------------------------------

(1) Represents net shares/beneficial interest purchased.
(2) Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d) Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

================================================================================

76  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

(e)  Current yield as of period end.

(f) Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

DERIVATIVE FINANCIAL INSTRUMENTS OUTSTANDING AS OF PERIOD END

FINANCIAL FUTURES CONTRACTS

CONTRACTS                                                 NOTIONAL           UNREALIZED
LONG          ISSUE                 EXPIRATION               VALUE         DEPRECIATION
---------------------------------------------------------------------------------------
       85     Russell 2000               March
               Mini Index                 2016          $9,617,750            $(40,935)
       54     S&P MidCap                 March
               400 E-Mini Index           2016          $7,524,900             (24,102)
                                                                              --------
    TOTAL                                                                     $(65,037)
                                                                              ========

DERIVATIVE FINANCIAL INSTRUMENTS CATEGORIZED BY RISK EXPOSURE

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

                                                                          FOREIGN
                                                                         CURRENCY   INTEREST
LIABILITIES - DERIVATIVE               COMMODITY     CREDIT     EQUITY   EXCHANGE       RATE      OTHER
FINANCIAL INSTRUMENTS                  CONTRACTS  CONTRACTS  CONTRACTS  CONTRACTS  CONTRACTS  CONTRACTS      TOTAL
------------------------------------------------------------------------------------------------------------------
Financial futures     Net unrealized
   contracts          depreciation(1)          -          -    $65,037          -          -          -    $65,037
------------------------------------------------------------------------------------------------------------------

(1) Includes cumulative depreciation on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

                                                                               FOREIGN
                                                                              CURRENCY   INTEREST
                                           COMMODITY     CREDIT      EQUITY   EXCHANGE       RATE     OTHER
                                           CONTRACTS  CONTRACTS   CONTRACTS  CONTRACTS  CONTRACTS  CONTACTS       TOTAL
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
Financial futures contracts                        -          -   $ (22,164)         -          -         -   $ (22,164)
-----------------------------------------------------------------------------------------------------------------------

NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON:
Financial futures contracts                        -          -   $(435,472)         -          -         -   $(435,472)
-----------------------------------------------------------------------------------------------------------------------

AVERAGE QUARTERLY BALANCES OF OUTSTANDING
DERIVATIVE FINANCIAL INSTRUMENTS
Financial futures contracts:
  Average notional value of contracts - long                                                                $16,715,258
  Average notional value of contracts - short                                                               $   702,000(1)
-----------------------------------------------------------------------------------------------------------------------

(1) Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Series' investment risks regarding derivative financial instruments, refer to the Notes to financial statements.

FAIR VALUE HIERARCHY AS OF PERIOD END

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Series' policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  77

================================================================================

The following tables summarize the Series' investments and derivative financial instruments categorized in the disclosure hierarchy:

                                                 LEVEL 1           LEVEL 2         LEVEL 3        TOTAL
----------------------------------------------------------------------------------------------------------
ASSETS:

Investments:
   Common Stocks:
     Aerospace & Defense                      $ 10,409,138       $          -      $     -    $ 10,409,138
     Alternative Energy                            804,628                  -            -         804,628
     Automobiles & Parts                        13,119,474                  -            -      13,119,474
     Banks                                      40,173,807                  -            -      40,173,807
     Beverages                                     557,431                  -            -         557,431
     Chemicals                                  13,236,762                  -            -      13,236,762
     Construction & Materials                   15,287,644                  -            -      15,287,644
     Electricity                                 8,787,077                  -            -       8,787,077
     Electronic & Electrical Equipment          16,991,663                  -            -      16,991,663
     Financial Services                         25,203,078                  -            -      25,203,078
     Fixed Line Telecommunications               1,459,116                  -            -       1,459,116
     Food & Drug Retailers                       4,642,822                  -            -       4,642,822
     Food Producers                             11,020,804                  -            -      11,020,804
     Forestry & Paper                            1,375,976                  -            -       1,375,976
     Gas, Water & Multi-Utilities               10,337,740                  -            -      10,337,740
     General Industrials                         7,725,931                  -            -       7,725,931
     General Retailers                          27,284,639                  -            -      27,284,639
     Health Care Equipment & Services           33,288,358                  -            -      33,288,358
     Household Goods & Home Construction        10,282,782                  -            -      10,282,782
     Industrial Engineering                     14,631,652                  -            -      14,631,652
     Industrial Metals & Mining                  2,843,549             20,917            -       2,864,466
     Industrial Transportation                   6,789,754                  -            -       6,789,754
     Leisure Goods                               4,726,426                  -            -       4,726,426
     Life Insurance                              3,184,828                  -            -       3,184,828
     Media                                      28,156,546                  -            -      28,156,546
     Mining                                      1,314,595                  -            -       1,314,595
     Mobile Telecommunications                   5,126,778                  -            -       5,126,778
     Nonlife Insurance                          23,369,843                  -            -      23,369,843
     Oil & Gas Producers                        12,206,921                  -            -      12,206,921
     Oil Equipment, Services & Distribution      7,387,554                  -            -       7,387,554
     Personal Goods                              6,013,644                  -            -       6,013,644
     Pharmaceuticals & Biotechnology            40,076,312                  -            -      40,076,312
     Real Estate Investment & Services           8,982,891                  -            -       8,982,891
     Real Estate Investment Trusts (REITs)      55,273,000                  -            -      55,273,000
     Software & Computer Services               45,544,243                  -            -      45,544,243
     Support Services                           30,810,910                  -            -      30,810,910
     Technology Hardware & Equipment            24,829,014                  -            -      24,829,014
     Tobacco                                       687,446                  -            -         687,446
     Travel & Leisure                           28,649,483                  -            -      28,649,483

   Other Interests:
     Technology Hardware & Equipment                     -                  -           45              45

   Rights:
     Technology Hardware & Equipment                     -                  -       22,302          22,302

   Short-Term Securities:
     Money Market Funds                         15,610,860          9,970,723            -      25,581,583
----------------------------------------------------------------------------------------------------------
TOTAL                                         $618,205,119         $9,991,640      $22,347    $628,219,106
==========================================================================================================

================================================================================

78  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                                            DERIVATIVE FINANCIAL INSTRUMENTS(1)
--------------------------------------------------------------------------------------------------------
                                                     LEVEL 1        LEVEL 2      LEVEL 3         TOTAL
--------------------------------------------------------------------------------------------------------
LIABILITIES:
Equity contracts                                     $(65,037)      -            -              $(65,037)
========================================================================================================

(1) Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Series may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

                                                     LEVEL 1      LEVEL 2          LEVEL 3        TOTAL
--------------------------------------------------------------------------------------------------------
ASSETS:
    Cash pledged for financial futures contracts     $827,700      $         -      -        $   827,700

LIABILITIES:
    Bank overdraft                                          -            ( 992)     -               (992)
    Collateral on securities loaned at value                -       (9,970,723)     -         (9,970,723)
--------------------------------------------------------------------------------------------------------
TOTAL                                                $827,700      $(9,971,715)     -        $(9,144,015)
========================================================================================================

During the year ended December 31, 2015, there were no transfers between levels.

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  79

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments at value - unaffiliated (including securities
       loaned at value of $9,453,348) (cost - $419,156,271)         $602,478,056
   Investments at value - affiliated (cost - $25,806,266)             25,741,050
   Cash pledged for financial futures contracts                          827,700
   Receivables:
       Dividends                                                         833,596
       Investments sold                                                  135,005
       Securities lending income - affiliated                             81,146
       Contributions from investors                                       52,110
   Prepaid expenses                                                        2,600
                                                                    ------------
           Total assets                                              630,151,263
                                                                    ------------
LIABILITIES
   Collateral on securities loaned at value                            9,970,723
   Variation margin payable on financial futures contracts               166,643
   Bank overdraft                                                            992
   Payables:
       Withdrawals to investors                                           91,541
       Directors' fees                                                     5,600
       Investment advisory fees                                            4,486
       Other affiliates                                                    1,741
       Other accrued expenses                                            159,745
                                                                    ------------
           Total liabilities                                          10,401,471
                                                                    ------------
NET ASSETS                                                          $619,749,792
                                                                    ============
NET ASSETS CONSIST OF
   Investors' capital                                               $436,558,260
   Net unrealized appreciation (depreciation)                        183,191,532
                                                                    ------------
   Net Assets                                                       $619,749,792
                                                                    ============

See notes to financial statements.

================================================================================

80  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

STATEMENT OF OPERATIONS

Year ended December 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends - unaffiliated                                                      $  8,060,812
   Securities lending - affiliated - net                                              773,734
   Dividends - affiliated                                                              37,577
   Foreign taxes withheld                                                             (11,609)
                                                                                 ------------
           Total income                                                             8,860,514
                                                                                 ------------
EXPENSES
   Accounting services                                                                132,210
   Professional                                                                        80,201
   Investment advisory                                                                 66,372
   Custodian                                                                           53,501
   Pricing fees                                                                        44,946
   Printing                                                                            25,692
   Directors                                                                           23,613
   Miscellaneous                                                                        9,936
                                                                                 ------------
           Total expenses                                                             436,471
   Less fees waived by the Manager                                                     (9,674)
                                                                                 ------------
           Total expenses after fees waived                                           426,797
                                                                                 ------------
NET INVESTMENT INCOME                                                               8,433,717
                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) from:
      Investments                                                                  41,473,965
      Financial futures contracts                                                     (22,164)
                                                                                 ------------
                                                                                   41,451,801
                                                                                 ------------
  Net change in unrealized appreciation (depreciation) on:
      Investments - unaffiliated                                                  (71,198,336)
      Investments - affiliated                                                        (60,923)
      Financial futures contracts                                                    (435,472)
                                                                                 ------------
                                                                                  (71,694,731)
                                                                                 ------------
           Net realized and unrealized loss                                       (30,242,930)
                                                                                 ------------
  Net Decrease in Net Assets Resulting from Operations                           $(21,809,213)
                                                                                 ============

See notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  81

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Years ended December 31,

---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                   2015                2014
---------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                                      $  8,433,717       $   8,698,004
  Net realized gain                                            41,451,801          20,960,291
  Net change in unrealized appreciation (depreciation)        (71,694,731)         17,661,052
                                                             --------------------------------
  Net increase (decrease) in net assets resulting
      from operations                                         (21,809,213)         47,319,347
                                                             --------------------------------
CAPITAL TRANSACTIONS
   Proceeds from contributions                                 74,606,931         107,596,542
   Value of withdrawals                                       (94,072,983)       (109,758,116)
                                                             --------------------------------
   Net decrease in net assets derived from
       capital transactions                                   (19,466,052)         (2,161,574)
                                                             --------------------------------
NET ASSETS
  Total increase (decrease) in net assets                     (41,275,265)         45,157,773
  Beginning of year                                           661,025,057         615,867,284
                                                             --------------------------------
  End of year                                                $619,749,792       $ 661,025,057
                                                             ================================

See notes to financial statements.

================================================================================

82  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------
                                           2015           2014           2013          2012             2011
                                       ---------------------------------------------------------------------
TOTAL RETURN
Total return                              (3.32)%         7.66%         37.98%        18.04%           (3.55)%
                                       ---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Total expenses                             0.07%          0.07%(1)       0.07%         0.10%            0.08%
                                       ---------------------------------------------------------------------
Total expenses after fees waived
 and/or reimbursed                         0.06%          0.07%(1)       0.06%         0.09%            0.08%
                                       ---------------------------------------------------------------------
Net investment income                      1.27%          1.35%(1)       1.32%         1.83%            1.29%
                                       ---------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of year (000)          $619,750       $661,025       $615,867      $398,305         $439,752
                                       ---------------------------------------------------------------------
Portfolio turnover rate                      14%            10%            18%           12%              12%
                                       ---------------------------------------------------------------------

(1) Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  83

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

--------------------------------------------------------------------------------

(1) ORGANIZATION

Master Extended Market Index Series (the "Series"), a series of Quantitative Master Series LLC (the "Master LLC"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Master LLC's Limited Liability Company Agreement permits the Board of Directors of Master LLC (the "Board") to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the "Manager") or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

(2) SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

SEGREGATION AND COLLATERALIZATION - In cases where the Series enters into certain investments (e.g., financial futures contracts) that would be treated as "senior securities" for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market

================================================================================

84  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a "senior security." Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

INDEMNIFICATIONS - In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series' maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

OTHER - Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective September 2015, the arrangement with its custodian for earning credits on uninvested cash balances has ceased and the custodian will be imposing fees on certain uninvested cash balances.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  85

================================================================================

(3) INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

INVESTMENT VALUATION POLICIES - The Series' investments are valued at fair value (also referred to as "market value" within the financial statements) as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the "Global Valuation Committee") is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

FAIR VALUE INPUTS AND METHODOLOGIES - The following methods (or "techniques") and inputs are used to establish the fair value of the Series' assets and liabilities:

o Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

o Investments in open-end U.S. mutual funds are valued at net asset value ("NAV") each business day.

o The Series values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the "Money Market Series") at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund's net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to

================================================================================

86  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

   Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

o Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value ("Fair Valued Investments"). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset;
(iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  87

================================================================================

methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series' pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

FAIR VALUE HIERARCHY - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

o Level 1 - unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

o Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

o Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series' own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

================================================================================

88  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Series' investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Series' policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

(4) SECURITIES AND OTHER INVESTMENTS

WARRANTS - Warrants entitle the Series to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Series will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

SECURITIES LENDING - The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  89

================================================================================

excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Series' Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC ("BIM"), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an "MSLA"), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty's bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties' obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party's net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

================================================================================

90  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

As of period end, the following table is a summary of the Series' securities lending agreements by counterparty, which are subject to offset under an MSLA:

                                                       SECURITIES
                                                       LOANED AT         CASH COLLATERAL          NET
COUNTERPARTY                                             VALUE             RECEIVED(1)           AMOUNT
-------------------------------------------------------------------------------------------------------
Barclays Capital, Inc.                                $  143,941            $  (143,941)            -
BNP Paribas S.A.                                       1,154,682             (1,154,682)            -
Citigroup Global Markets, Inc.                           625,502               (625,502)            -
Credit Suisse Securities (USA) LLC                       185,316               (185,316)            -
Deutsche Bank Securities, Inc.                           680,593               (680,593)            -
Goldman Sachs & Co.                                    1,468,701             (1,468,701)            -
JP Morgan Securities LLC                               1,145,582             (1,145,582)            -
Merrill Lynch, Pierce, Fenner & Smith, Inc.              214,944               (214,944)            -
Morgan Stanley                                         3,088,057             (3,088,057)            -
National Financial Services LLC                          110,900               (110,900)            -
SG Americas Securities LLC                               359,621               (359,621)            -
UBS Securities LLC                                       275,509               (275,509)            -
                                                      -------------------------------------------------
TOTAL                                                 $9,453,348            $(9,453,348)            -
                                                      =================================================

(1)Collateral with a value of $9,970,723 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BIM. BIM's indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

(5) DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter ("OTC").

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  91

================================================================================

FINANCIAL FUTURES CONTRACTS - The Series invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract's size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Series as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

(6) INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. ("BlackRock") for 1940 Act purposes.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series' investment advisor, an indirect,

================================================================================

92  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Series' portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series' average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series' investments in other affiliated investment companies, if any.

For the year ended December 31, 2015, the Series reimbursed the Manager $7,027 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series' business. The expense limitation as a percentage of average daily net assets is 0.12%. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission ("SEC") has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Series is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the "collateral investment expenses"). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  93

================================================================================

company will not charge any advisory fees with respect to shares purchased by the Series.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Series retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the "specials only securities").

Pursuant to such agreement, the Series retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Series is shown as securities lending - affiliated - net in the Statement of Operations. For the year ended December 31, 2015, the Series paid BIM $183,281 for securities lending agent services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

(7) PURCHASES AND SALES

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $87,172,753 and $97,011,091, respectively.

(8) INCOME TAX INFORMATION

The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It

================================================================================

94  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Series' financial statements.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

 Tax cost                                                          $448,178,517
                                                                   ------------
 Gross unrealized appreciation                                     $236,289,887
 Gross unrealized depreciation                                      (56,249,298)
                                                                   ------------
 Net unrealized appreciation                                       $180,040,589
                                                                   ------------

(9) BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates ("Participating Funds"), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of
(a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  95

================================================================================

(b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Series did not borrow under the credit agreement.

(10) PRINCIPAL RISKS

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers of securities owned by the Series. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities' value.

COUNTERPARTY CREDIT RISK - Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series' exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values

================================================================================

96  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Series.

CONCENTRATION RISK - As of period end, the Series invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Series and could affect the value, income and/or liquidity of positions in such securities.

(11) SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  97

================================================================================

OFFICERS AND DIRECTORS

--------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                          BLACKROCK-
                                                                                      ADVISED REGISTERED
                                                                                           INVESTMENT
                                                                                           COMPANIES
                                                                                      ("RICs") CONSISTING
                                                                  PRINCIPAL              OF INVESTMENT
                              POSITION(S)     LENGTH OF          OCCUPATION(S)              PORTFOLIOS
NAME, ADDRESS(1) AND        HELD WITH THE    TIME SERVED         DURING PAST             ("PORTFOLIOS")      PUBLIC
YEAR OF BIRTH                 MASTER LLC    AS A DIRECTOR(3)      FIVE YEARS                 OVERSEEN     DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS(2)
Rodney D. Johnson           Chair of the      Since 2007     President, Fairmount     33 RICs             None
1941                        Board                            Capital Advisors,        consisting of
                            and Director                     Inc. from 1987 to        155 Portfolios
                                                             2013; Member of the
                                                             Archdiocesan
                                                             Investment Committee
                                                             of the Archdiocese of
                                                             Philadelphia from
                                                             2004 to 2012;
                                                             Director, The
                                                             Committee of Seventy
                                                             (civic) from 2006 to
                                                             2012; Director, Fox
                                                             Chase Cancer Center
                                                             from 2004 to 2011.

David O. Beim               Director          Since 2007     Professor of             33 RICs             None
1940                                                         Professional Practice    consisting of
                                                             at the Columbia          155 Portfolios
                                                             University Graduate
                                                             School of Business
                                                             since 1991; Trustee,
                                                             Phillips Exeter Academy
                                                             from 2002 to 2012;
                                                             Chairman, Wave Hill, Inc.
                                                             (public garden and
                                                             cultural center) from
                                                             1990 to 2006.

================================================================================

98  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                                                                                         NUMBER OF
                                                                                         BLACKROCK-
                                                                                    ADVISED REGISTERED
                                                                                        INVESTMENT
                                                                                         COMPANIES
                                                                                   ("RICs") CONSISTING
                                                                 PRINCIPAL             OF INVESTMENT
                            POSITION(S)      LENGTH OF          OCCUPATION(S)           PORTFOLIOS
NAME, ADDRESS(1) AND      HELD WITH THE     TIME SERVED         DURING PAST           ("PORTFOLIOS")         PUBLIC
YEAR OF BIRTH               MASTER LLC    AS A DIRECTOR(3)       FIVE YEARS               OVERSEEN       DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Collette Chilton          Director        Since 2015       Chief Investment Officer,   33 RICs           None
1958                                                       Williams College since      consisting of
                                                           2006; Chief Investment      155 Portfolios
                                                           Officer, Lucent Asset
                                                           Management
                                                           Corporation from
                                                           1998 to 2006.

Frank J. Fabozzi          Director        Since 2014       Editor of and               108 RICs           None
1948                                                       Consultant for The          consisting of
                                                           Journal of Portfolio        230 Portfolios
                                                           Management since
                                                           2006; Professor of
                                                           Finance, EDHEC
                                                           Business School
                                                           since 2011; Visiting
                                                           Professor, Princeton
                                                           University from 2013
                                                           to 2014; Professor in
                                                           the Practice of Finance
                                                           and Becton Fellow,
                                                           Yale University
                                                           School of Management
                                                           from 2006 to 2011.

Dr. Matina S. Horner      Director        Since 2007       Executive Vice President,   33 RICs            NSTAR
1939                                                       Teachers Insurance and      consisting of      (electric and
                                                           Annuity Association         155 Portfolios     gas utility)
                                                           and College Retirement
                                                           Equities Fund from 1989
                                                           to 2003.

================================================================================

                                      OFFICERS' AND DIRECTORS' INFORMATION |  99

================================================================================

                                                                                         NUMBER OF
                                                                                        BLACKROCK-
                                                                                   ADVISED REGISTERED
                                                                                        INVESTMENT
                                                                                        COMPANIES
                                                                                  ("RICs") CONSISTING
                                                                PRINCIPAL             OF INVESTMENT
                           POSITION(S)      LENGTH OF         OCCUPATION(S)             PORTFOLIOS
NAME, ADDRESS(1) AND     HELD WITH THE     TIME SERVED         DURING PAST            ("PORTFOLIOS")         PUBLIC
YEAR OF BIRTH              MASTER LLC     AS A DIRECTOR(3)      FIVE YEARS               OVERSEEN        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
Herbert I. London        Director         Since 2007       Professor Emeritus,        33 RICs            None
1939                                                       New York University        consisting of
                                                           since 2005; President,     155 Portfolios
                                                           London Center for Policy
                                                           Research since 2012;
                                                           John M. Olin Professor of
                                                           Humanities, New York
                                                           University from 1993 to
                                                           2005 and Professor
                                                           thereof from 1980
                                                           to 2005; President
                                                           Emeritus, Hudson
                                                           Institute (policy research
                                                           organization) from 2011
                                                           to 2012, President
                                                           thereof from 1997 to
                                                           2011 and Trustee from
                                                           1980 to 2012; Chairman
                                                           of the Board of Trustees
                                                           for Grantham University
                                                           since 2006; Director,
                                                           InnoCentive, Inc.
                                                           (global internet service)
                                                           since 2005; Director,
                                                           Cerego, LLC
                                                           (educational software)
                                                           since 2005; Director,
                                                           Cybersettle (online
                                                           adjudication) since 2009;
                                                           Director, AIMS
                                                           Worldwide, Inc.
                                                           (marketing) from 2007
                                                           to 2012.

================================================================================

100  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                                                                                      NUMBER OF
                                                                                      BLACKROCK-
                                                                                  ADVISED REGISTERED
                                                                                      INVESTMENT
                                                                                      COMPANIES
                                                                                 ("RICs") CONSISTING
                                                               PRINCIPAL             OF INVESTMENT
                          POSITION(S)      LENGTH OF         OCCUPATION(S)             PORTFOLIOS
NAME, ADDRESS(1) AND    HELD WITH THE     TIME SERVED        DURING PAST             ("PORTFOLIOS")        PUBLIC
YEAR OF BIRTH             MASTER LLC    AS A DIRECTOR(3)      FIVE YEARS                OVERSEEN        DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------
Cynthia A.              Director        Since 2007       Professor, Harvard        33 RICs              Newell
Montgomery                                               Business School since     consisting of        Rubbermaid, Inc.
1952                                                     1989; Director, McLean    155 Portfolios       (manufacturing)
                                                         Hospital from 2005 to
                                                         2012; Director,
                                                         Harvard Business School
                                                         Publishing from 2005 to
                                                         2010.

Joseph P. Platt         Director        Since 2007       Director, Jones and       33 RICs              Greenlight
1947                                                     Brown (Canadian           consisting of        Capital Re,
                                                         insurance broker) since   155 Portfolios       Ltd. (reinsurance
                                                         1998; General Partner,                         company)
                                                         Thorn Partners, LP
                                                         (private investments)
                                                         since 1998; Director,
                                                         WQED Multi-Media
                                                         (public broadcasting
                                                         not-for-profit) since
                                                         2001; Director, The
                                                         West Penn Allegheny
                                                         Health System (a not-for-
                                                         profit health system)
                                                         from 2008 to 2013;
                                                         Partner, Amarna
                                                         Corporation, LLC
                                                         (private investment
                                                         company) from
                                                         2002 to 2008.

Robert C. Robb, Jr.     Director        Since 2007       Partner, Lewis, Eckert,   33 RICs              None
1945                                                     Robb and Company          consisting of
                                                         (management and           155 Portfolios
                                                         financial consulting firm)
                                                         since 1981.

================================================================================

                                     OFFICERS' AND DIRECTORS' INFORMATION |  101

================================================================================

                                                                                         NUMBER OF
                                                                                        BLACKROCK-
                                                                                    ADVISED REGISTERED
                                                                                        INVESTMENT
                                                                                         COMPANIES
                                                                                   ("RICs") CONSISTING
                                                            PRINCIPAL                   OF INVESTMENT
                         POSITION(S)      LENGTH OF       OCCUPATION(S)                   PORTFOLIOS
NAME, ADDRESS(1) AND    HELD WITH THE    TIME SERVED       DURING PAST                  ("PORTFOLIOS")       PUBLIC
YEAR OF BIRTH            MASTER LLC     AS A DIRECTOR(3)    FIVE YEARS                     OVERSEEN       DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt        Director         Since 2007       President, Founders        33 RICs               None
1938                                                     Investments Ltd.           consisting of
                                                         (private investments)      155 Portfolios
                                                         since 1999; Director,
                                                         Forward Management,
                                                         LLC since 2007; Director,
                                                         College Futures
                                                         Foundation
                                                         (philanthropic
                                                         foundation) since 2009;
                                                         Director, The James
                                                         Irvine Foundation
                                                         (philanthropic
                                                         foundation) from 1998 to
                                                         2008.

Mark Stalnecker        Director         Since 2015       Chief Investment Officer,  33 RICs                 None
1951                                                     University of Delaware     consisting of
                                                         from 1999 to 2013;         155 Portfolios
                                                         Trustee, Winterthur
                                                         Museum and Country
                                                         Estate since 2001;
                                                         Member of the Investment
                                                         Committee, Delaware
                                                         Public Employees'
                                                         Retirement System
                                                         since 2002; Member of
                                                         the Investment Committee,
                                                         Christiana Care Health
                                                         System since 2009;
                                                         Member of the Investment
                                                         Committee, Delaware
                                                         Community Foundation
                                                         from 2013 to 2014.

================================================================================

102  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                                                                                       NUMBER OF
                                                                                      BLACKROCK-
                                                                                  ADVISED REGISTERED
                                                                                      INVESTMENT
                                                                                      COMPANIES
                                                                                  ("RICs") CONSISTING
                                                              PRINCIPAL               OF INVESTMENT
                          POSITION(S)      LENGTH OF         OCCUPATION(S)              PORTFOLIOS
NAME, ADDRESS(1) AND    HELD WITH THE     TIME SERVED        DURING PAST              ("PORTFOLIOS")       PUBLIC
YEAR OF BIRTH             MASTER LLC     AS A DIRECTOR(3)     FIVE YEARS                 OVERSEEN       DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
Kenneth L. Urish        Director         Since 2007        Managing Partner,      33 RICs               None
1951                                                       Urish Popeck & Co.,    consisting of
                                                           LLC (certified public  155 Portfolios
                                                           accountants and
                                                           consultants) since
                                                           1976; Immediate
                                                           past-Chairman of the
                                                           Professional Ethics
                                                           Committee of the
                                                           Pennsylvania Institute
                                                           of Certified Public
                                                           Accountants and
                                                           Committee Member
                                                           thereof since 2007;
                                                           Member of External
                                                           Advisory Board, The
                                                           Pennsylvania State
                                                           University Accounting
                                                           Department since 2001;
                                                           Principal, UP Strategic
                                                           Wealth Investment
                                                           Advisors, LLC since 2013;
                                                           Trustee, The Holy Family
                                                           Institute from 2001 to
                                                           2010; President and
                                                           Trustee, Pittsburgh
                                                           Catholic Publishing
                                                           Associates from 2003
                                                           to 2008; Director,
                                                           Inter-Tel from 2006
                                                           to 2007.

================================================================================

                                     OFFICERS' AND DIRECTORS' INFORMATION |  103

================================================================================

                                                                                       NUMBER OF
                                                                                       BLACKROCK-
                                                                                  ADVISED REGISTERED
                                                                                       INVESTMENT
                                                                                       COMPANIES
                                                                                 ("RICs") CONSISTING
                                                               PRINCIPAL            OF INVESTMENT
                           POSITION(S)      LENGTH OF        OCCUPATION(S)            PORTFOLIOS
NAME, ADDRESS(1) AND     HELD WITH THE     TIME SERVED        DURING PAST           ("PORTFOLIOS")        PUBLIC
YEAR OF BIRTH              MASTER LLC     AS A DIRECTOR(3)     FIVE YEARS              OVERSEEN        DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
Frederick W. Winter      Director         Since 2007       Director, Alkon        33 RICs               None
1945                                                       Corporation            consisting of
                                                           (pneumatics) since     155 Portfolios
                                                           1992; Professor and
                                                           Dean Emeritus of the
                                                           Joseph M. Katz
                                                           School of Business,
                                                           University of Pittsburgh
                                                           from 2005 to 2013 and
                                                           Dean thereof from
                                                           1997 to 2005; Director,
                                                           Tippman Sports
                                                           (recreation) from 2005
                                                           to 2013; Director,
                                                           Indotronix International
                                                           (IT services) from
                                                           2004 to 2008.

(1) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(2) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interest of shareholders of the Master LLC.

(3) Date shown is the earliest date a person has served for the Master LLC. Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc. ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Master LLC's board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

================================================================================

104  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                                                                                            NUMBER OF
                                                                                           BLACKROCK-
                                                                                        ADVISED REGISTERED
                                                                                            INVESTMENT
                                                                                            COMPANIES
                                                                                       ("RICs") CONSISTING
                                                                PRINCIPAL                  OF INVESTMENT
                            POSITION(S)      LENGTH OF        OCCUPATION(S)                  PORTFOLIOS
NAME, ADDRESS(1) AND      HELD WITH THE     TIME SERVED        DURING PAST                 ("PORTFOLIOS")     PUBLIC
YEAR OF BIRTH               Master LLC    AS A DIRECTOR(3)      FIVE YEARS                    OVERSEEN     DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS(4)

Barbara G. Novick         Director        Since 2015        Vice Chairman of            108 RICs           None
1960                                                        Black Rock since 2006;      consisting of
                                                            Chair of BlackRock's        230 Portfolios
                                                            Government Relations
                                                            Steering Committee
                                                            since 2009; Head of the
                                                            Global Client Group of
                                                            BlackRock from
                                                            1988 to 2008.

John M. Perlowski         Director,       Since 2015        Managing Director of        136 RICs           None
1964                      President and   (Director);       BlackRock since 2009;       consisting of
                          Chief           since 2010        Head of BlackRock           328 Portfolios
                          Executive       (President and    Global Fund Services
                          Officer         Chief Executive   since 2009; Managing
                                          Officer)          Director and Chief
                                                            Operating Officer of the
                                                            Global Product Group
                                                            at Goldman Sachs Asset
                                                            Management, L.P. from
                                                            2003 to 2009; Treasurer
                                                            of Goldman Sachs Mutual
                                                            Funds from 2003 to 2009
                                                            and Senior Vice President
                                                            thereof from 2007 to 2009;
                                                            Director of Goldman Sachs
                                                            Offshore Funds from 2002
                                                            to 2009; Director of Family
                                                            Resource Network (charitable
                                                            foundation) since 2009.

(4) Mr. Perlowski and Ms. Novick are both "interested persons," as defined in the 1940 Act, of the Master LLC based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

================================================================================

                                     OFFICERS' AND DIRECTORS' INFORMATION |  105

================================================================================

                          POSITION(S)
NAME, ADDRESS(1) AND       HELD WITH          LENGTH OF                       PRINCIPAL OCCUPATION(S)
YEAR OF BIRTH              MASTER LLC         TIME SERVED                      DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
OFFICERS(2)

John M. Perlowski       Director,            Since 2015        Managing Director of BlackRock since 2009; Head of
1964                    President and        (Director);       BlackRock Global Fund Services since 2009; Managing
                        Chief Executive      since 2010        Director and Chief Operating Officer of the Global Product
                        Officer              (President and    Group at Goldman Sachs Asset Management, L.P. from 2003
                                             Chief Executive   to 2009; Treasurer of Goldman Sachs Mutual Funds from
                                             Officer)          2003 to 2009 and Senior Vice President thereof from 2007
                                                               to 2009; Director of Goldman Sachs Offshore Funds from
                                                               2002 to 2009; Director of Family Resource Network
                                                               (charitable foundation) since 2009.

Jennifer McGovern       Vice President       Since 2014        Director of BlackRock since 2011; Head of Product
1977                                                           Structure and Oversight for BlackRock's U.S. Wealth
                                                               Advisory Group since 2013; Vice President of BlackRock
                                                               from 2008 to 2010.

Jay Fife                Treasurer            Since 2007        Managing Director of BlackRock since 2007; Director of
1970                                                           BlackRock in 2006; Assistant Treasurer of the MLIM and
                                                               Fund Asset Management, L.P. advised funds from 2005
                                                               to 2006; Director of MLIM Fund Services Group from
                                                               2001 to 2006.

Charles Park            Chief                Since 2014        Anti-Money Laundering Compliance Officer for the
1967                    Compliance                             BlackRock-advised Funds in the Equity-Bond Complex, the
                        Officer                                Equity-Liquidity Complex and the Closed-End Complex from
                                                               2014 to 2015; Chief Compliance Officer of BlackRock
                                                               Advisors, LLC and the BlackRock-advised Funds in the
                                                               Equity-Bond Complex, the Equity-Liquidity Complex and
                                                               the Closed-End Complex since 2014; Principal of and Chief
                                                               Compliance Officer for iShares(R) Delaware Trust Sponsor
                                                               LLC since 2012 and BlackRock Fund Advisors ("BFA")
                                                               since 2006; Chief Compliance Officer for the BFA-advised
                                                               iShares exchange traded funds since 2006; Chief Compliance
                                                               Officer for BlackRock Asset Management International Inc.
                                                               since 2012.

================================================================================

106  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                          POSITION(S)
NAME, ADDRESS(1) AND       HELD WITH        LENGTH OF                    PRINCIPAL OCCUPATION(S)
YEAR OF BIRTH              MASTER LLC      TIME SERVED                    DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Fernanda Piedra           Anti-Money       Since 2015     Director of BlackRock since 2014; Anti-Money Laundering
1969                      Laundering                      Compliance Officer and Regional Head of Financial Crime
                          Compliance                      for the Americas at BlackRock since 2014; Head of
                          Officer                         Regulatory Changes and Remediation for the Asset
                                                          Wealth Management Division of Deutsche Bank from 2010
                                                          to 2014; Vice President of Goldman Sachs (Anti-Money
                                                          Laundering/Suspicious Activities Group) from 2004 to 2010.

Benjamin Archibald        Secretary        Since 2012     Managing Director of BlackRock since 2014; Director of
1975                                                      BlackRock from 2010 to 2013; Secretary of the iShares
                                                          exchange traded funds since 2015; Secretary of the
                                                          BlackRock-advised mutual funds since 2012.

(1) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(2) Officers of the Master LLC serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Master LLC's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762

Effective September 25, 2015, John M. Perlowski was appointed to serve as a Director of the Master LLC.

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Directors of the Master LLC.

================================================================================

                                     OFFICERS' AND DIRECTORS' INFORMATION |  107

================================================================================

ADDITIONAL INFORMATION

INVESTMENT ADVISOR
BlackRock Advisors, LLC
Wilmington, DE 19809

ACCOUNTING AGENT AND CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, MA 02116

LEGAL COUNSEL
Sidley Austin LLP
New York, NY 10019

ADDRESS OF THE SERIES
100 Bellevue Parkway
Wilmington, DE 19809

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Series files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on how to access documents on the SEC's website without charge may be obtained by calling (800) SEC-0330. The Series' Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC's website at http://www.sec.gov.

AVAILABILITY OF PROXY VOTING RECORD
Information about how the Series voted proxies relating to securities held in the Series' portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC's website at http://www.sec.gov.

================================================================================

108  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     One Lincoln Street
                                     Boston, Massachusetts 02111
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   37733-0216                                (C)2016, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 54 funds in all. Only 14 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2015 and 2014 were $428,390 and $419,808, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2015 and 2014 were $68,650 and $67,300, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for consulting tax services and the PFIC Analyzer Service for fiscal years ended December 31, 2015 and 2014 were $13,085 and $15,164, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2015 and 2014.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant's investment adviser, USAA Asset Management Company
(AMCO) and its affiliate, USAA Investment Management Company (IMCO),and the Funds' transfer agent, SAS, for December 31, 2015 and 2014 were $154,735 and $341,474, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2015 and 2014 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

Approved and adopted by the Investment Code of Ethics Committee:
August 24, 2015

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015

                                   APPENDIX A
                                COVERED OFFICERS



PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


















SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2015

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     02/24/2016
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     02/29/2016
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     02/25/2016
         ------------------------------

*Print the name and title of each signing officer under his or her signature.